As filed with the U.S. Securities and Exchange Commission on April 26, 2016
Registration No. 333-85284

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 18 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 74 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on on May 2, 2016 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
VUL Accumulator
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Accumulator II 5/2016

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
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FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge per $1000 of Face Amount is $44.17**** A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.
** 5.5% thereafter.
*** 2.25% thereafter
**** If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (contracts with no Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to 83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner(a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
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* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
** First 5 Policy Years. $20 per Policy Month thereafter.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.33% and 1.52%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
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Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
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Portfolio	Subadviser	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
POLICY SUMMARY
General
The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.
Death Benefits
There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the
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date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.
Optional Term Rider
The policy may be issued with an optional Term Insurance Rider which provides an additional insurance amount which is level term life insurance. The benefit of the Term Insurance Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at age 100.
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.
Return of Premium Rider
If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.
Policy Loans
You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.
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Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.
The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement—Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges deducted from premiums paid;
•	monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;
•	charges assessed on surrender or lapse; and
•	if applicable, a charge for any supplementary benefits added to the policy.
These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.
Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.
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Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.
With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.
If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and
•	the Issue Date will be the date the Company issues the policy.
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The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums will be returned to the applicant.
Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.
Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Temporary Insurance Agreement
Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.
Right to Examine the Policy
You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy, if applicable. During the “Right to Examine the Policy Period” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate among the investment options and/or Fixed Account in accordance with your instructions.
If you elect to cancel the policy under this provision, the policy must be mailed or delivered to the Company agent who sold it to you, or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office, we will refund to the policy owner an amount equal to either:
(1)  the amount of all premiums paid, less any partial withdrawals or policy loans, or
(2)  the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolio, minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the Right to Examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts
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(other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.
Life Insurance Qualification
A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.
Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.
Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:
•	the Guideline Single Premium, or
•	the sum of the Guideline Level Premiums to such date.
If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.
The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits—Minimum Death Benefit.”
The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.
Changes to the policy may affect the maximum amount of premiums, such as:
•	a change in the policy’s Face Amount;
•	a change in the death benefit option;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
DEATH BENEFITS
If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may
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also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.
Death Benefit Options
There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.
Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.
Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.
If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”
If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
Minimum Death Benefit
The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy - Life Insurance Qualification.”
If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.
If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.
Changing the Death Benefit Option
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
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Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.
Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
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PREMIUM PAYMENT
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.
A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.
We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.
If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.
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Investment Credit
After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.
CHARGES AND DEDUCTIONS
We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.
Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy—Cash Value Enhancement Riders.”
Premium Charge
During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or
•	the policy lapses.
Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.
The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:
Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years
The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:
(i)  is the rate per $1000 of initial Face Amount (or Face Amount increase);
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(ii)  is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)  is the initial Face Amount (or the Face Amount increase) divided by 1000.
The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.
Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96
The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.
Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
Surrender Charge Period*	Age and Grading Percentage**
	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.
Illustration of Surrender Charge Calculation.
Assumptions.
•	45 year old
•	death benefit Option 1
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•	$20,000 in premiums have been paid on the policy in the first Policy Year
•	Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount
•	Face Amount of the policy at issue is $500,000 and no increases have occurred
•	policy is surrendered during the first month of the first Policy Year.
Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:
•	First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.
$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.
•	Next, this figure is multiplied by the initial Face Amount divided by 1000.
$25.36 x [500,000/1000 or 500] = $12,680.
•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).
$12,680 x 100% = $12,680.
Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:
(a)  is the amount of the partial Net Cash Surrender Value withdrawal;
(b)  is the Net Cash Surrender Value prior to the withdrawal; and
(c)  is the current total surrender charge prior to the withdrawal.
The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.
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Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:
•	an administration charge;
•	a Face Amount charge;
•	an asset-based risk charge; and
•	a cost of insurance charge.
If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.
All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.
Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.
Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.
Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.
Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
(a)  is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.
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Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.
We apply unisex rates where appropriate under the law. Currently unisex rates are applied to policies issued in the state of Montana and for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.
The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
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POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans—Loan Account.”
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
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The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of
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transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.
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POLICY LOANS
While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Policy Loans.”
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.
If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
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Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions—Surrender Charges.”
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.
Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit - Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.
If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.
When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations - Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date
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of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.
No-Lapse Guarantee
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
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THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account A and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.
Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:
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Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100
Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.
Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)
Return of Premium Death Benefit Rider
The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.
Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.
Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the
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partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.
No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.
Policy Owner Rights
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. Here are some major ones:
•	Determine when and how much you invest in the various accounts in which to invest
•	Borrow or withdraw amounts you have in the accounts
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
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Suicide Exclusion
If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or
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part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
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Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
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Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in John Hancock retained asset account. Please contact our Service Office for more information.
We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, John Hancock USA will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
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Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
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Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
40

John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
41

APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.
Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.
Life Insured: is the person whose life is insured under this policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.
Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.
Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:
•	the Face Amount of insurance changes.
•	a Supplementary Benefit is added, changed or terminated.
42

•	the risk classification of the Life Insured changes.
•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated.
•	the death benefit option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a) is the total amount of loans borrowed as of such date;
(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d) is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.
Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.
43

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Statement of Additional Information
dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.
2

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2015, 2014, and 2013 was $120,545,566, 132,392,739, and $119,574,297, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

F-1

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,463	$49,226
Stocks:
Preferred stocks	23	26
Common stocks	658	477
Investments in affiliates	3,205	2,911
Mortgage loans on real estate	10,475	11,519
Real estate:
Company occupied	299	300
Investment properties	6,487	5,203
Cash, cash equivalents and short-term investments	4,528	7,702
Policy loans	3,718	5,039
Derivatives	11,001	10,458
Receivable for collateral on derivatives	26	400
Receivable for securities	5	10
Other invested assets	5,618	5,978

Total cash and invested assets	90,506	99,249
Investment income due and accrued	758	887
Premiums due and deferred	303	388
Amounts recoverable from reinsurers	162	196
Funds held by or deposited with reinsured companies	3,660	1,958
Other reinsurance receivable	670	439
Amounts due from affiliates	304	247
Other assets	1,755	2,364
Assets held in separate accounts	129,725	140,164

Total admitted assets	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$66,516	$69,184
Policyholders’ and beneficiaries funds	2,624	3,834
Consumer notes	265	411
Dividends payable to policyholders	428	574
Policy benefits in process of payment	499	556
Other amount payable on reinsurance	480	1,039
Other policy obligations	68	78

Total policy and contract obligations	70,880	75,676
Payable to parent and affiliates	1,816	3,073
Transfers to (from) separate account, net	(540)	(1,390)
Asset valuation reserve	1,844	1,927
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,784	8,873
Interest maintenance reserve	1,630	1,745
Net deferred tax liability	387	456
Derivatives	6,094	5,229
Payables for collateral on derivatives	1,640	2,939
Payables for securities	42	26
Other general account obligations	1,094	1,843
Obligations related to separate accounts	129,725	140,164

Total liabilities	222,399	240,564

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2015 and 2014)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2015 and 2014)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,253	1,137

Total capital and surplus	5,444	5,328

Total liabilities and capital and surplus	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$16,323	$12,738	$12,882
Consideration for supplementary contracts with life contingencies	140	183	266
Net investment income	4,387	4,297	4,551
Amortization of interest maintenance reserve	181	176	183
Commissions and expense allowance on reinsurance ceded	1,040	817	1,224
Reserve adjustment on reinsurance ceded	(16,494)	(10,652)	(9,775)
Separate account administrative and contract fees	1,786	1,841	1,848
Other revenue	415	467	188

Total premiums and other revenues	7,778	9,867	11,367

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,762	9,064	7,710
Annuity benefits	1,796	1,733	1,784
Disability and long-term care benefits	647	584	542
Interest and adjustments on policy or deposit-type funds	91	125	132
Payments on supplementary contracts with life contingencies	179	170	159
Increase (decrease) in life and long-term care reserves	(2,506)	2,161	1,017

Total benefits paid or provided	9,969	13,837	11,344

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,289	1,203	1,360
General expenses	960	972	1,092
Insurance taxes, licenses and fees	145	138	150
Net transfers to (from) separate accounts	(6,554)	(8,229)	(6,388)
Investment income ceded	2,465	4,954	(1,356)
Other deductions	(160)	21	14

Total insurance expenses and other deductions	(1,855)	(941)	(5,128)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(336)	(3,029)	5,151
Dividends to policyholders	(36)	77	81

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(300)	(3,106)	5,070
Federal income tax expense (benefit)	(778)	(716)	262

Income (loss) from operations before net realized capital gains (losses)	478	(2,390)	4,808

Net realized capital gains (losses)	216	(74)	(1,793)

Net income (loss)	$694	$(2,464)	$3,015

The accompanying notes are an integral part of these statutory-basis financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$5	$3,196	$990	$1,603	$5,794
Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	$5	$3,196	$990	$1,253	$5,444

The accompanying notes are an integral part of these statutory-basis financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$19,961	$12,924	$13,205
Net investment income received	4,600	4,399	4,635
Separate account fees	1,786	1,841	1,848
Commissions and expenses allowance on reinsurance ceded	1,040	817	1,224
Miscellaneous income	2,852	450	(172)
Benefits and losses paid	(29,836)	(21,960)	(20,462)
Net transfers from (to) separate accounts	7,404	8,206	6,493
Commissions and expenses (paid) recovered	(5,153)	(7,147)	(1,572)
Dividends paid to policyholders	(250)	(89)	(91)
Federal and foreign income and capital gain taxes (paid) recovered	847	(382)	(1,195)

Net cash provided by (used in) operating activities	3,251	(941)	3,913

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,217	20,471	19,130
Stocks	190	130	149
Mortgage loans on real estate	1,834	1,789	1,660
Real estate	8	1,053	22
Other invested assets	955	941	498
Derivatives	32	-	-
Net gains (losses) on cash, cash equivalents and short term investments	(9)	3	(2)

Total investment proceeds	22,227	24,387	21,457

Cost of investments acquired:
Bonds	19,734	21,430	17,853
Stocks	848	234	78
Mortgage loans on real estate	1,715	1,088	1,813
Real estate	1,155	539	743
Other invested assets	905	1,281	882
Derivatives	-	739	1,916

Total cost of investments acquired	24,357	25,311	23,285
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	904	(1,729)	1,197
Net increase (decrease) in policy loans	56	(150)	140

Net cash provided by (used in) investment activities	(3,090)	955	(3,165)

Financing and miscellaneous activities
Borrowed funds	(276)	(232)	(48)
Net deposits (withdrawals) on deposit-type contracts	(333)	(85)	(134)
Dividend paid to Parent	(210)	(500)	(300)
Repurchase agreements	-	-	(437)
Other cash provided (applied)	(2,516)	3,756	14

Net cash provided by (used in) financing and miscellaneous activities	(3,335)	2,939	(905)

Net increase (decrease) in cash, cash equivalents and short-term investments	(3,174)	2,953	(157)
Cash, cash equivalents and short-term investments at beginning of year	7,702	4,749	4,906

Cash, cash equivalents and short-term investments at end of year	$4,528	$7,702	$4,749

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (NYL) reinsurance transaction and other transactions, net	$8,357	$-	$-
Transfer of invested assets for NYL reinsurance transaction and other affiliates, net	(8,357)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $791 million and $641 million for the calculation required under AG 38 8D, of which $465 million and $446 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company held reserves of $920 million and $1,030 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 26% of the Company’s aggregate reserve for life contracts at December 31, 2015 and 2014. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2015 and 2014, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In December 2014, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	—	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$747	$760
Due after one year through five years	5,659	5,764
Due after five years through ten years	6,962	7,010
Due after ten years	24,893	26,918
Mortgage-backed and asset-backed securities	6,202	6,498

Total	$44,463	$46,950

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$244	$125
Bonds pledged in support of exchange-traded futures	609	498
Bonds and cash pledged in support of cleared interest rate swaps	120	551

Total fair value	$973	$1,174

At carrying value:
Bonds on deposit with government authorities	$16	$16
Mortgage loans pledged in support of real estate	17	45
Bonds held in trust	92	132
Pledged collateral under reinsurance agreements	3,407	2,800

Total carrying value	$3,532	$2,993

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $2,047 million and $2,096 million, with an aggregate fair value of $1,990 million and $2,197 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2015
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$8	$-	$2	$6	$6
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$8	$-	$2	$6	$6

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2015	2014

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$-
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	-	3
12 months or longer	-	4

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

At December 31, 2015 and 2014, there were 889 and 574 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $25 million and $12 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $28 million, $24 million, and $88 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 43 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2015, 2014 and 2013 was $18 million, $17 million, and $0 respectively. There were 0, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2015, 2014 and 2013, respectively. The Company accrues interest income on impaired securities to the extent deemed

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$17,078	$18,292	$14,555
Realized gross gains	500	579	244
Realized gross losses	(123)	(111)	(483)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

In 2013, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to the IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to the IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, BBMLI. The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to the IMR.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 276 and 134 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $19 million and $3 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $4 million, $2 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 115, 33, and 69 securities, respectively. These are primarily made up of impairments on public and private common stocks.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

The aggregate mortgages outstanding to any one borrower do not exceed $263 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 7.49% and 3.72% for agricultural loans and 5.19% and 3.00% for commercial loans. The Company issued no purchase money mortgages in 2015 and 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2015, 2014 and 2013, respectively. The average recorded investment in impaired loans was $34 million, $41 million, and $60 million at December 31, 2015, 2014 and 2013, respectively. The Company recognized $2 million, $3 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

	(in millions)
Balance at beginning of year	$10	$10	$19
Additions, net	3	10	13
Recoveries of amounts previously charged off	(5)	(10)	(22)

Balance at end of year	$8	$10	$10

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2015	2014

	(in millions)
AAA	$345	$436
AA	1,974	1,594
A	4,685	4,141
BBB	3,251	4,979
BB	177	267
B and lower and unrated	43	102

Total	$10,475	$11,519

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$381	$374
Properties held for the production of income	7,178	5,764
Properties held for sale	-	-
Less accumulated depreciation	(773)	(635)

Total	$6,786	$5,503

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $120 million, $3 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2015, 2014 and 2013, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2015 or 2014.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2015 and 2014, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2015.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2015 and 2014.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$2,231	$2,378	$2,577
Preferred stocks	-	2	-
Common stocks	372	76	4
Mortgage loans on real estate	670	738	730
Real estate	722	669	605
Policy loans	190	287	283
Cash, cash equivalents and short-term investments	8	7	5
Other invested assets	466	464	620
Derivatives	520	452	464
Other income	27	23	25

Total investment income	5,206	5,096	5,313
Expenses
Investment expenses	(533)	(516)	(493)
Investment taxes, licenses and fees, excluding federal income taxes	(84)	(85)	(83)
Investment interest expense	(84)	(91)	(97)
Depreciation on real estate and other invested assets	(118)	(107)	(89)

Total investment expenses	(819)	(799)	(762)

Net investment income	$4,387	$4,297	$4,551

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$965	$431	$(1,701)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(138) in 2015, $(66) in 2014, and $(8) in 2013)	256	123	(16)

Realized capital gains (losses) before tax	709	308	(1,685)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	493	382	108

Net realized capital gains (losses)	$216	$(74)	$(1,793)

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, respectively, the Company recorded unrealized gains (losses) of ($33) million, $1,215 million, and $168 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 31 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$367	$2,043	$(2,530)
Interest rate treasury locks	(728)	1,323	(385)
Interest rate options	16	67	(46)
Foreign currency swaps	-	(5)	(9)
Foreign currency forwards	5	4	(1)
Equity total return swaps	2	-	-
Equity options	(76)	(23)	(39)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(414)	$3,409	$(3,010)

Net realized capital gain (loss):
Interest rate swaps	$(495)	$(178)	$164
Interest rate treasury locks	446	157	-
Interest rate options	-	-	-
Interest rate futures	(25)	(141)	78
Foreign currency swaps	4	18	(10)
Foreign currency forwards	26	1	5
Foreign currency futures	99	165	74
Equity total return swaps	11	24	5
Equity options	(18)	5	3
Equity index futures	(42)	(692)	(1,892)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$6	$(641)	$(1,573)

Total gain (loss) from derivatives in other hedging relationships	$(408)	$2,768	$(4,583)

The Company also deferred net realized gains (losses) of ($495) million, ($192) million, and $146 million (including ($495) million and ($174) million of losses, and $148 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2015 and 2014, respectively.

	December 31, 2015			December 31, 2014

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$-	1	$35	$1	2
AA	95	1	1	95	2	2
A	165	2	1	185	3	2
BBB	-	-	-	-	-	-

Total CDS protection sold	$295	$3		$315	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2015 and 2014. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company accepted collateral consisting of cash of $1,640 million and $2,939 million, and various securities with a fair value of $5,014 million and $3,895 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2015 and 2014, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $397 million and $238 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

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NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,319 million and $2,268 million at December 31, 2015 and 2014, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$20,189	$19,525	$20,311
Assumed	1,867	792	1,062
Ceded	(5,733)	(7,579)	(8,491)

Net	$16,323	$12,738	$12,882

Benefits to policyholders ceded	$(16,713)	$(18,500)	$(17,988)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,328 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$(8,180)
Premiums assumed	3,272
Benefits ceded	(314)
Benefits assumed	126
Other reinsurance receivable	362
Funds held by or deposited with reinsured companies	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded, net	$(2,231)	$(192)	$(216)
Benefits ceded, net	(436)	(394)	(483)
Funds held by or deposited with reinsured companies	-	1,952	1,978
Other reinsurance receivable	60	86	124
Other amounts payable on reinsurance	1	10	15
Treaty settlement received (paid)	527	449	532
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(530)	$(546)	$(570)
Benefits ceded	(756)	(759)	(730)
Other amounts payable on reinsurance	25	58	45
Funds withheld from unauthorized reinsurers	7,544	7,409	5,425
Treaty settlement received (paid)	(468)	(489)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance FWH transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance FWH basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$5,332	$(4,599)	$(5,128)
Benefits ceded	(12,125)	(14,303)	(13,966)
Other reinsurance receivable	-	40	398
Other amounts payable on reinsurance	351	837	55
Funds withheld from unauthorized reinsurers	240	1,251	1,256
Treaty settlement received (paid)	(712)	(2,080)	1,095
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institutions (“OSFI”), and reports on a consolidated international financial reporting standards (“IFRS”) basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,992 million as a coinsurance reserve and JHUSA holds $325 million as a modified coinsurance reserve. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 at December 31, 2015 and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(392)	$(338)	$(536)
Benefits ceded	(448)	(298)	(338)
Other reinsurance receivable	36	82	18
Funds withheld from unauthorized reinsurers	-	213	-
Treaty settlement received (paid)	14	(97)	146
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

Other

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(575)	$188	$(387)

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(186)	$(96)	$(282)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(186)	(96)	(282)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	(186)	(96)	(282)
(f) Deferred tax liabilities	(232)	(119)	(351)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$46	$23	$69

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2015. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	25	(8)	17
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(35)	(8)	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	25	(8)	17
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(211)	(88)	(299)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(186)	$(96)	$(282)

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	793%	917%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,426	$5,315

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(186)	$(96)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(186)	$(96)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(778)	$(716)	$(62)
(b) Foreign	-	-	-

(c) Subtotal	(778)	(716)	(62)
(d) Federal income tax on net capital gains	493	382	111
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(285)	$(334)	$49

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,011	1,034	(23)
(4) Investments	157	147	10
(5) Deferred acquisition costs	506	755	(249)
(6) Policyholder dividends accrual	68	111	(43)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	37	54	(17)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	67	49	18
(11) Net operating loss carryforward	1,276	1,218	58
(12) Tax credit carry-forward	898	860	38
(13) Other (including items <5% of total ordinary tax assets)	94	72	22

(99) Subtotal	$4,114	$4,300	$(186)

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,064	$4,250	$(186)

(e) Capital:
(1) Investments	$383	$479	$(96)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$383	$479	$(96)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$383	$479	$(96)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,447	$4,729	$(282)

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,146	$4,202	$(56)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	119	148	(29)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	374	521	(147)

(99) Subtotal	$4,639	$4,871	$(232)
(b) Capital:
(1) Investments	$155	$276	$(121)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	40	38	2

(99) Subtotal	$195	$314	$(119)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$4,834	$5,185	$(351)

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(387)	$(456)	$69

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$4,447	$4,729	$(282)
Total deferred tax liabilities	4,834	5,185	(351)

Net deferred tax assets (liabilities)	$(387)	$(456)	$69

Tax effect of unrealized gains and losses			183
Tax effect of unrealized foreign exchange gains (losses)			44

Change in net deferred income taxes			$(158)

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(105)	$(1,087)	$1,775
Net realized capital gains (losses) before IMR at statutory rate	335	151	(595)
Change in nonadmitted assets	-	-	-
Reinsurance	35	(91)	(206)
Valuation allowance	-	-	50
Tax-exempt income	(6)	(16)	(2)
Nondeductible expenses	-	1	7
Foreign tax expense gross up	9	9	8
Amortization of IMR	(128)	(62)	(64)
Tax recorded in surplus	37	15	(18)
Dividend received deduction	(230)	(129)	(102)
Investment in subsidiaries	(28)	(32)	(35)
Prior year adjustment	(21)	(23)	16
Tax credits	(42)	(52)	(61)
Change in tax reserve	18	11	(55)
Pension	-	-	-
Other	(1)	(2)	(1)

Total	$(127)	$(1,307)	$717

Federal and foreign income taxes incurred	$(778)	$(716)	$262
Capital gains tax	493	382	108
Change in net deferred income taxes	158	(973)	347

Total statutory income tax expense (benefit)	$(127)	$(1,307)	$717

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	200
	2013	2028	902
	2014	2029	628
	2015	2030	62

			$3,645

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	58
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	47
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	28
	2015	2035	16

			$647

Foreign tax credits	2005	2015	$23
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	7
	2010	2020	9
	2011	2021	27
	2012	2022	27
	2013	2023	27
	2014	2024	30
	2015	2025	27

			$231

Alternative minimum tax credits	2002		$2
	2003		2

			$4

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2007	2027	$1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2
	2014	2034	2

			$11

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2015, 2014 and 2013 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $130 million and $728 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 through 2001. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$2,002	$2,715
Additions based on tax positions related to the current year	40	49
Payments	-	(550)
Additions for tax positions of prior years	41	23
Reductions for tax positions of prior years	(116)	(235)

Balance at end of year	$1,967	$2,002

Included in the balances as of December 31, 2015 and 2014, respectively, are $172 million and $154 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014, are $1,796 million and $1,848 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $1,734 million of such amounts at December 31, 2015 and 2014, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million of interest expense, and $9 million, and $11 million of interest benefit for the years ended December 31, 2015, 2014 and 2013, respectively. The Company had approximately $202 million and $209 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2015, 2014 and 2013, the Company paid a dividend to its parent company MIC of $210 million, $500 million and $300 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $714 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $202 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was $13 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $377 million, $398 million, and $443 million, respectively, for the years ended December 31, 2015, 2014 and 2013.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $760 million, $618 million, and $328 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2015, 2014 and 2013, respectively, the Company received dividends of $36 million, $43 million, and $297 million from John Hancock Investment Management Services LLC, $81 million, $90 million, and $98 million from JHD, $0 million, $0 million, $0 million from JHNY, $70 million, $0 million, and $0 million from JHLH, and $289 million, $72 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2015, the Company made a capital contribution of $348 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2015	2014

	(In millions)
The Manufacturers Investment Corporation	$49	$105
John Hancock Financial Corporation	138	274
Manulife Reinsurance Limited	44	186
Manulife Reinsurance (Bermuda) Ltd.	167	696
John Hancock Life & Health Insurance Company	30	142
John Hancock Life Insurance Company Vermont	33	39
John Hancock Reassurance Company, Ltd.	126	278
John Hancock Life Insurance Company New York	473	611
John Hancock Investment Management Services LLC	28	31
John Hancock Subsidiaries LLC	45	45
John Hancock Insurance Agency, Inc.	12	16
Essex Corporation	-	1
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	4	2
John Hancock Energy Resources Management, Inc.	-	4
John Hancock Real Estate Finance	-	1
John Hancock Realty Advisors	4	8
JH Advisors LLC	84	158
Manulife Asset Management (US) LLC	55	75
Declaration Management and Research LLC	11	4
Hancock Capital Investment Management LLC	10	15
John Hancock RPS, LLC	36	14
The Berkeley Financial Group, LLC	4	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	14	18
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	-	-
Hancock Natural Resource Group, Inc.	50	-
Hancock Forest Management, Inc.	6	-
John Hancock Personal Financial Services, LLC	1	-

Total	$1,437	$2,740

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $183 million, purchase other invested assets of $1,716 million, purchase real estate of $98 million, and issue agricultural and commercial mortgages of $125 million at December 31, 2015. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2016.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2016	$12
2017	10
2018	7
2019	5
2020	5
Thereafter	349

Total	$388

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investments in certain leveraged leases. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2015	2014	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$75,437	$78,905	$-	$-
Variable Annuities	37,422	43,503	27	29
Life and COLI	12,067	12,359	-	-
Fixed Products — Institutional and stable value fund	2,611	2,713	-	-
Fixed Products — Retail	22	24	472	570
Investments — Funds	1,667	2,061	-	-

Total	$129,226	$139,565	$499	$599

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities $10,914 million and $7,816 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$37,947	$44,116
Amount of reserve held	1,179	865
Net amount at risk — gross	7,169	4,699
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$24,131	$27,353
Balanced	16,993	19,449
Bonds	5,216	5,807
Money Market	668	683

Total	$47,008	$53,292

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$1	$13,935	$13,936	$-	$13,258	$13,258

Reserves for accounts with assets at:
Fair value	1,189	127,792	128,981	1,272	137,306	138,578
Amortized cost	-	-	-	-	-	-

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$503	$1,793	$2,296	$531	$1,879	$2,410
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,901	1,901	-	2,483	2,483
At fair value	-	120,337	120,337	28	129,620	129,648
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,533	3,533	-	3,058	3,058

Subtotal	503	127,564	128,067	559	137,040	137,599
Not subject to discretionary withdrawal	686	228	914	713	266	979

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$17,071	$16,100	$14,916
Transfers from separate accounts	23,625	24,329	21,304

Net transfers to (from) separate accounts	$(6,554)	$(8,229)	$(6,388)

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $35 million, $37 million, and $41 million in 2015, 2014 and 2013, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2015, 2014 and 2013, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $329 million and $332 million at December 31, 2015 and 2014, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2015, 2014 and 2013, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2015 and 2014 was $89 million and $91 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2015 and 2014 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2015, 2014 and 2013, respectively.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2015, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2020. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2015. At December 31, 2015, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2015, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

At December 31, 2015, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2015 and 2014 was $265 million and $411 million, respectively. Interest ranging from 3.1% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively. Interest paid amounted to $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2015 and 2014 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2015. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million for the year ended December 31, 2015.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446

FHLBI membership stock of $18 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2015 and 2014, respectively.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2014
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

	December 31, 2014
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$13	$12	$10
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$13	$12	$10

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2015 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

As previously discussed in the Reinsurance Note, effective July 1, 2015, the Company entered into a coinsurance reinsurance agreement with NYL to cede 100% QS of the Company’s in-force participating life insurance JHLICO closed block policies.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed block.

	JHUSA		JHLICO
	2015	2014	2014

	(in millions)
Assets:
Bonds	$2,802	$3,153	$6,248
Stocks:
Preferred stocks	-	-	4
Common stocks	-	1	11
Mortgage loans on real estate	350	402	1,633
Real estate	1,012	842	12
Cash, cash equivalents and short-term investments	6	3	4
Policy loans	1,563	1,551	1,354
Other invested assets	18	113	127

Total cash and invested assets	5,751	6,065	9,393
Investment income due and accrued	101	105	126
Premiums due and deferred	10	12	68
Net deferred tax asset	112	112	157
Other closed block assets	77	63	91

Total closed block assets	$6,051	$6,357	$9,835

Obligations:
Policy reserves	5,756	5,871	9,710
Policyholders’ and beneficiaries’ funds	64	67	1,360
Dividends payable to policyholders	329	314	208
Policy benefits in process of payment	115	52	155
Other policy obligations	2	2	6
Other closed block obligations	474	720	198

Total closed block obligations	$6,740	$7,026	$11,637

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued.

F-76

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Core Trust Series NAV
Active Bond Trust Series I	International Equity Index Trust B Series I
Active Bond Trust Series NAV	International Equity Index Trust B Series NAV
All Cap Core Trust Series I	International Growth Stock Trust Series I
All Cap Core Trust Series NAV	International Growth Stock Trust Series NAV
Alpha Opportunities Trust Series I	International Small Company Trust Series I
Alpha Opportunities Trust Series NAV	International Small Company Trust Series NAV
American Asset Allocation Trust Series I	International Value Trust Series I
American Global Growth Trust Series I	International Value Trust Series NAV
American Growth Trust Series I	Investment Quality Bond Trust Series I
American Growth-Income Trust Series I	Investment Quality Bond Trust Series NAV
American International Trust Series I	Lifestyle Aggressive MVP Series I
American New World Trust Series I	Lifestyle Aggressive MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Aggressive Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Balanced MVP Series I
Bond Trust Series I	Lifestyle Balanced MVP Series NAV
Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Capital Appreciation Trust Series I	Lifestyle Conservative MVP Series I
Capital Appreciation Trust Series NAV	Lifestyle Conservative MVP Series NAV
Capital Appreciation Value Trust Series I	Lifestyle Conservative Trust PS Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Growth MVP Series I
Core Bond Trust Series I	Lifestyle Growth MVP Series NAV
Core Bond Trust Series NAV	Lifestyle Growth Trust PS Series NAV
Core Strategy Trust Series I	Lifestyle Moderate MVP Series I
Core Strategy Trust Series NAV	Lifestyle Moderate MVP Series NAV
Emerging Markets Value Trust Series I	Lifestyle Moderate Trust PS Series NAV
Emerging Markets Value Trust Series NAV	M Capital Appreciation
Equity-Income Trust Series I	M International Equity
Equity-Income Trust Series NAV	M Large Cap Growth
Financial Industries Trust Series I	M Large Cap Value
Financial Industries Trust Series NAV	Mid Cap Index Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust Series NAV
Series I	Mid Cap Stock Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Stock Trust Series NAV
Series NAV	Mid Value Trust Series I
Fundamental All Cap Core Trust Series I	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Money Market Trust B Series NAV
Fundamental Large Cap Value Trust Series I	Money Market Trust Series I
Fundamental Large Cap Value Trust Series NAV	PIMCO All Asset
Global Bond Trust Series I	Real Estate Securities Trust Series I
Global Bond Trust Series NAV	Real Estate Securities Trust Series NAV
Global Trust Series I	Real Return Bond Trust Series I
Global Trust Series NAV	Real Return Bond Trust Series NAV
Health Sciences Trust Series I	Science & Technology Trust Series I
Health Sciences Trust Series NAV	Science & Technology Trust Series NAV
High Yield Trust Series I	Short Term Government Income Trust Series I
High Yield Trust Series NAV	Short Term Government Income Trust Series NAV
International Core Trust Series I	Small Cap Growth Trust Series I

3

Small Cap Growth Trust Series NAV	Total Bond Market Trust B Series NAV
Small Cap Index Trust Series I	Total Stock Market Index Trust Series I
Small Cap Index Trust Series NAV	Total Stock Market Index Trust Series NAV
Small Cap Opportunities Trust Series I	U.S. Equity Trust Series I
Small Cap Opportunities Trust Series NAV	U.S. Equity Trust Series NAV
Small Cap Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Cap Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Small Company Value Trust Series I	Utilities Trust Series I
Small Company Value Trust Series NAV	Utilities Trust Series NAV
Strategic Income Opportunities Trust Series I	Value Trust Series I
Strategic Income Opportunities Trust Series NAV	Value Trust Series NAV

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I, Natural Resources Trust Series NAV, Total Return Trust Series I, and Total Return Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$203,857,936	$6,686,850	$19,028,742	$8,724,216	$5,947,060	$553,356

Units outstanding	5,507,852	306,255	267,427	263,001	286,449	24,033
Unit value	$37.01	$21.83	$71.15	$33.17	$20.76	$23.02

Shares	8,070,385	711,367	2,024,334	314,273	214,154	50,581
Cost	$161,653,058	$7,016,130	$20,186,231	$5,828,119	$4,892,121	$690,290

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$3,331,586	$80,948,638	$8,354,355	$62,274,206	$86,235,502	$39,918,360

Units outstanding	136,746	5,263,868	533,644	2,485,246	3,601,853	2,037,560
Unit value	$24.36	$15.38	$15.66	$25.06	$23.94	$19.59

Shares	304,255	5,696,597	543,196	2,578,642	4,075,402	2,300,770
Cost	$4,103,842	$77,100,535	$8,435,516	$43,273,092	$66,367,403	$37,046,148

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$11,291,283	$39,842,675	$56,255,171	$817,604	$6,657,264	$27,740,840

Units outstanding	730,027	714,376	413,994	73,119	594,351	1,004,619
Unit value	$15.47	$55.77	$135.88	$11.18	$11.20	$27.61

Shares	1,021,836	1,227,817	1,733,595	61,474	500,923	1,964,649
Cost	$13,418,973	$30,031,841	$52,297,623	$837,551	$6,903,385	$24,423,784

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$21,768,983	$988,411	$32,896,869	$19,494,512	$53,124,183	$1,580,595

Units outstanding	802,793	53,691	1,782,077	959,805	3,255,465	107,776
Unit value	$27.12	$18.41	$18.46	$20.31	$16.32	$14.67

Shares	1,540,622	86,174	2,873,089	1,498,425	4,099,088	112,179
Cost	$21,496,498	$960,266	$35,667,790	$20,195,143	$54,862,401	$1,615,007

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity- Income Trust Series I	Equity- Income Trust Series NAV	Financial Industries Trust Series I
Total Assets
Investments at fair value	$136,011,910	$2,154,712	$22,747,120	$38,189,627	$60,573,245	$2,647,198

Units outstanding	9,236,175	188,762	2,481,285	892,354	1,415,554	114,973
Unit value	$14.73	$11.41	$9.17	$42.80	$42.79	$23.02

Shares	9,646,235	306,067	3,235,721	2,418,596	3,848,364	236,780
Cost	$139,197,628	$2,937,076	$30,471,218	$34,489,969	$65,196,774	$3,116,016

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Financial Industries Trust Series NAV	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$7,635,955	$370,616	$44,210,109	$1,011,176	$13,149,397	$36,203,696

Units outstanding	275,391	27,114	3,224,632	26,653	583,302	1,290,900
Unit value	$27.73	$13.67	$13.71	$37.94	$22.54	$28.05

Shares	684,839	31,118	3,715,135	45,344	587,027	2,111,003
Cost	$9,287,368	$334,521	$45,962,438	$917,837	$9,693,675	$36,894,523

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I
Total Assets
Investments at fair value	$37,270,042	$5,265,876	$23,089,505	$10,858,762	$25,902,832	$12,695,258

Units outstanding	1,886,852	177,734	776,737	363,584	1,602,287	163,153
Unit value	$19.75	$29.63	$29.73	$29.87	$16.17	$77.81

Shares	2,173,180	446,261	1,965,064	604,945	1,443,859	397,721
Cost	$36,957,613	$5,788,643	$25,019,674	$10,852,179	$28,484,825	$12,976,423

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I
Total Assets
Investments at fair value	$38,510,187	$11,811,211	$24,252,186	$13,869,091	$15,589,407	$11,479,391

Units outstanding	634,686	402,432	1,252,590	672,016	1,024,956	1,053,280
Unit value	$60.68	$29.35	$19.36	$20.64	$15.21	$10.90

Shares	1,195,969	2,450,459	5,105,723	1,438,702	1,622,207	789,504
Cost	$37,678,872	$14,410,410	$29,672,471	$14,935,987	$17,712,043	$11,838,825

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I
Total Assets
Investments at fair value	$44,229,634	$1,643,577	$9,961,204	$5,896,265	$19,406,334	$11,804,302

Units outstanding	1,033,879	135,399	819,539	390,696	1,282,117	534,832
Unit value	$42.78	$12.14	$12.15	$15.09	$15.14	$22.07

Shares	3,041,928	103,305	626,097	486,892	1,602,505	1,041,862
Cost	$48,014,843	$1,534,519	$9,809,955	$6,167,073	$18,789,411	$11,674,682

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV
Total Assets
Investments at fair value	$19,037,244	$10,794,300	$10,698,044	$14,299,328	$165,761,760	$853,467

Units outstanding	1,336,036	321,414	674,077	487,475	9,421,664	80,266
Unit value	$14.25	$33.58	$15.87	$29.33	$17.59	$10.63

Shares	1,692,199	995,784	989,643	1,442,919	16,709,855	69,219
Cost	$21,768,785	$11,502,576	$11,544,940	$12,978,486	$147,829,631	$900,362

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV
Total Assets
Investments at fair value	$58,486,440	$379,093,220	$26,281,280	$3,824,580	$32,515,846	$617,800

Units outstanding	1,692,660	22,062,969	2,449,539	108,986	1,978,848	58,228
Unit value	$34.55	$17.18	$10.73	$35.09	$16.43	$10.61

Shares	4,778,304	30,921,144	1,935,293	343,320	2,910,998	48,078
Cost	$55,295,718	$380,467,728	$27,685,187	$4,363,993	$36,789,727	$643,771

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV
Total Assets
Investments at fair value	$75,182,094	$536,931,693	$29,423,010	$13,519,148	$81,139,708	$7,196,320

Units outstanding	2,343,528	31,216,095	2,722,794	379,962	4,737,287	672,993
Unit value	$32.08	$17.20	$10.81	$35.58	$17.13	$10.69

Shares	5,704,256	40,707,482	2,067,675	1,153,511	6,917,281	538,647
Cost	$64,950,807	$490,250,349	$31,007,491	$14,758,928	$87,455,102	$7,564,081

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	M Capital Appreciation (a)	M International Equity (a)	M Large Cap Growth (a)	M Large Cap Value (a)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$11,985,972	$12,972,872	$13,154,325	$10,015,980	$12,931,440	$31,748,345

Units outstanding	150,819	408,665	243,254	422,734	315,476	1,180,496
Unit value	$79.47	$31.74	$54.08	$23.69	$40.99	$26.89

Shares	476,579	1,152,120	607,310	836,757	658,089	1,615,692
Cost	$13,243,149	$14,119,257	$13,613,888	$11,011,314	$12,950,662	$32,572,024

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I
Total Assets
Investments at fair value	$20,174,396	$26,363,324	$12,091,661	$18,471,939	$108,386,668	$36,327,146

Units outstanding	578,390	347,047	481,901	479,153	6,238,277	1,473,823
Unit value	$34.88	$75.96	$25.09	$38.55	$17.37	$24.65

Shares	1,329,888	1,720,844	1,127,953	1,731,203	108,386,668	36,327,146
Cost	$19,789,315	$29,170,254	$13,366,531	$20,910,276	$108,386,668	$36,327,146

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I
Total Assets
Investments at fair value	$21,371,083	$29,578,011	$47,367,762	$3,545,257	$14,835,021	$19,780,747

Units outstanding	1,438,988	173,442	331,710	168,580	1,023,222	546,989
Unit value	$14.85	$170.54	$142.80	$21.03	$14.50	$36.16

Shares	2,310,387	1,636,857	2,635,936	324,955	1,380,002	831,823
Cost	$25,392,121	$19,560,026	$39,939,863	$4,047,087	$16,776,411	$17,405,781

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$18,094,700	$6,161,032	$13,464,694	$2,583,181	$16,691,067	$8,282,079

Units outstanding	630,883	576,263	1,255,584	102,544	558,246	266,856
Unit value	$28.68	$10.69	$10.72	$25.19	$29.90	$31.04

Shares	755,205	502,941	1,099,159	300,021	1,920,721	623,651
Cost	$18,250,497	$6,453,923	$13,937,787	$3,373,127	$20,476,608	$8,283,770

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$21,016,648	$30,613,853	$14,181,136	$3,509,740	$25,930,369	$11,775,195

Units outstanding	848,504	818,028	769,164	144,683	379,755	363,981
Unit value	$24.77	$37.42	$18.44	$24.26	$68.28	$32.35

Shares	1,581,388	1,064,459	495,324	172,894	1,280,512	598,333
Cost	$22,552,973	$31,855,801	$14,566,078	$3,962,911	$28,182,921	$9,232,016

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$17,510,254	$8,578,173	$25,816,466	$17,166,756	$5,594,470	$30,668,605

Units outstanding	812,280	328,179	1,331,275	724,472	235,111	386,748
Unit value	$21.56	$26.14	$19.39	$23.70	$23.80	$79.30

Shares	891,561	656,325	1,981,310	1,699,679	317,687	1,741,545
Cost	$17,833,767	$8,884,639	$26,625,061	$17,787,511	$4,415,907	$28,606,278

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$16,179,013	$8,810,846	$847,979	$4,238,433	$3,616,420	$13,376,476

Units outstanding	1,099,989	597,958	84,413	420,822	113,676	525,380
Unit value	$14.71	$14.73	$10.05	$10.07	$31.81	$25.46

Shares	846,626	461,059	72,850	364,127	300,118	1,111,927
Cost	$12,895,677	$7,744,807	$867,235	$4,333,334	$4,526,907	$16,162,449

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$13,872,168	$13,232,295

Units outstanding	261,578	534,547
Unit value	$53.03	$24.75

Shares	688,104	657,342
Cost	$12,463,327	$15,132,450

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,529,337	$2,956,414	$344,633	$259,463	$946,360	$523,176
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,529,337	2,956,414	344,633	259,463	946,360	523,176

Realized gains (losses) on investments:
Capital gain distributions received	1,971,519	2,621,128	—	—	—	—
Net realized gain (loss)	10,092,897	5,688,084	167,344	83,253	(52,133)	13,453

Realized gains (losses)	12,064,416	8,309,212	167,344	83,253	(52,133)	13,453

Unrealized appreciation (depreciation) during the period	(13,401,966)	11,122,495	(498,231)	127,603	(917,593)	261,782

Net increase (decrease) in contract owners’ equity from operations	2,191,787	22,388,121	13,746	470,319	(23,366)	798,411

Changes from principal transactions:
Purchase payments	15,143,018	13,822,212	222,455	233,165	1,895,759	1,554,161
Transfers between sub-accounts and the company	8,973,147	13,859,257	42,039	8,548	3,578,289	3,166,128
Transfers on general account policy loans	(1,959,421)	(945,803)	48,782	(12,343)	(89,271)	(48,535)
Withdrawals	(6,644,937)	(4,953,023)	(150,336)	(344,511)	(370,495)	(281,047)
Annual contract fee	(9,803,043)	(9,031,080)	(416,794)	(457,944)	(837,731)	(664,808)

Net increase (decrease) in contract owners’ equity from principal transactions	5,708,764	12,751,563	(253,854)	(573,085)	4,176,551	3,725,899

Total increase (decrease) in contract owners’ equity	7,900,551	35,139,684	(240,108)	(102,766)	4,153,185	4,524,310
Contract owners’ equity at beginning of period	195,957,385	160,817,701	6,926,958	7,029,724	14,875,557	10,351,247

Contract owners’ equity at end of period	$203,857,936	$195,957,385	$6,686,850	$6,926,958	$19,028,742	$14,875,557

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,455,186	5,193,556	317,786	344,467	209,301	155,794
Units issued	764,300	761,283	33,315	20,020	87,088	80,245
Units redeemed	(711,634)	(499,653)	(44,846)	(46,701)	(28,962)	(26,738)

Units, end of period	5,507,852	5,455,186	306,255	317,786	267,427	209,301

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$85,444	$89,100	$71,088	$58,160	$4,034	$3,972
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	85,444	89,100	71,088	58,160	4,034	3,972

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	127,199	170,125
Net realized gain (loss)	509,524	326,438	517,501	265,930	(25,925)	80,662

Realized gains (losses)	509,524	326,438	517,501	265,930	101,274	250,787

Unrealized appreciation (depreciation) during the period	(335,453)	460,242	(403,699)	209,774	(105,019)	(179,644)

Net increase (decrease) in contract owners’ equity from operations	259,515	875,780	184,890	533,864	289	75,115

Changes from principal transactions:
Purchase payments	275,125	318,940	420,406	365,103	19,928	19,378
Transfers between sub-accounts and the company	71,070	(204,494)	(413,442)	(3,584)	(149,883)	(104,979)
Transfers on general account policy loans	(29,715)	(29,305)	(49,659)	(234,256)	—	—
Withdrawals	(835,285)	(364,443)	(77,825)	(26,776)	(8,723)	(70,124)
Annual contract fee	(574,348)	(592,210)	(279,888)	(223,097)	(19,046)	(34,977)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,093,153)	(871,512)	(400,408)	(122,610)	(157,724)	(190,702)

Total increase (decrease) in contract owners’ equity	(833,638)	4,268	(215,518)	411,254	(157,435)	(115,587)
Contract owners’ equity at beginning of period	9,557,854	9,553,586	6,162,578	5,751,324	710,791	826,378

Contract owners’ equity at end of period	$8,724,216	$9,557,854	$5,947,060	$6,162,578	$553,356	$710,791

	2015	2014	2015	2014	2015	2014
Units, beginning of period	295,594	323,940	304,677	311,894	30,871	38,762
Units issued	9,308	5,420	55,598	36,999	748	8,333
Units redeemed	(41,901)	(33,766)	(73,826)	(44,216)	(7,586)	(16,224)

Units, end of period	263,001	295,594	286,449	304,677	24,033	30,871

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$23,880	$20,319	$1,751,398	$1,099,377	$133,905	$43,138
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,880	20,319	1,751,398	1,099,377	133,905	43,138

Realized gains (losses) on investments:
Capital gain distributions received	612,789	768,630	6,660,024	—	553,330	—
Net realized gain (loss)	(148,139)	50,496	2,981,583	3,108,191	207,610	149,385

Realized gains (losses)	464,650	819,126	9,641,607	3,108,191	760,940	149,385

Unrealized appreciation (depreciation) during the period	(494,260)	(574,119)	(10,784,264)	(1,250,243)	(576,537)	(70,019)

Net increase (decrease) in contract owners’ equity from operations	(5,730)	265,326	608,741	2,957,325	318,308	122,504

Changes from principal transactions:
Purchase payments	383,447	264,526	6,301,243	5,506,102	724,147	710,804
Transfers between sub-accounts and the company	(168,841)	372,794	8,282,745	11,942,340	2,931,125	1,296,543
Transfers on general account policy loans	(22,041)	(31,252)	(77,395)	3,212,309	(568,301)	(22,920)
Withdrawals	(12,705)	(23,602)	(3,363,204)	(1,603,111)	(51,035)	(71,711)
Annual contract fee	(180,200)	(155,814)	(4,304,551)	(3,574,501)	(353,343)	(241,219)

Net increase (decrease) in contract owners’ equity from principal transactions	(340)	426,652	6,838,838	15,483,139	2,682,593	1,671,497

Total increase (decrease) in contract owners’ equity	(6,070)	691,978	7,447,579	18,440,464	3,000,901	1,794,001
Contract owners’ equity at beginning of period	3,337,656	2,645,678	73,501,059	55,060,595	5,353,454	3,559,453

Contract owners’ equity at end of period	$3,331,586	$3,337,656	$80,948,638	$73,501,059	$8,354,355	$5,353,454

	2015	2014	2015	2014	2015	2014
Units, beginning of period	136,948	117,365	4,830,178	3,800,999	364,648	247,209
Units issued	38,778	63,228	1,306,364	1,554,254	247,531	160,060
Units redeemed	(38,980)	(43,645)	(872,674)	(525,075)	(78,535)	(42,621)

Units, end of period	136,746	136,948	5,263,868	4,830,178	533,644	364,648

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$155,865	$508,426	$1,191,405	$787,727	$480,692	$415,577
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	155,865	508,426	1,191,405	787,727	480,692	415,577

Realized gains (losses) on investments:
Capital gain distributions received	3,483,227	—	9,660,771	—	1	—
Net realized gain (loss)	5,115,168	1,356,956	4,779,236	4,796,381	1,712,431	1,492,731

Realized gains (losses)	8,598,395	1,356,956	14,440,007	4,796,381	1,712,432	1,492,731

Unrealized appreciation (depreciation) during the period	(4,810,480)	2,886,195	(14,579,453)	2,811,148	(4,197,663)	(3,204,471)

Net increase (decrease) in contract owners’ equity from operations	3,943,780	4,751,577	1,051,959	8,395,256	(2,004,539)	(1,296,163)

Changes from principal transactions:
Purchase payments	3,826,790	3,920,757	4,644,745	4,784,311	3,126,166	3,695,885
Transfers between sub-accounts and the company	(2,818,470)	754,981	81,752	475,749	2,062,811	(2,127,750)
Transfers on general account policy loans	(551,789)	(703,172)	(380,622)	(768,079)	(267,951)	(251,743)
Withdrawals	(1,831,887)	(1,635,977)	(3,883,610)	(2,925,126)	(1,106,252)	(1,318,630)
Annual contract fee	(2,866,999)	(2,753,437)	(4,180,672)	(4,110,003)	(1,662,191)	(1,712,905)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,242,355)	(416,848)	(3,718,407)	(2,543,148)	2,152,583	(1,715,143)

Total increase (decrease) in contract owners’ equity	(298,575)	4,334,729	(2,666,448)	5,852,108	148,044	(3,011,306)
Contract owners’ equity at beginning of period	62,572,781	58,238,052	88,901,950	83,049,842	39,770,316	42,781,622

Contract owners’ equity at end of period	$62,274,206	$62,572,781	$86,235,502	$88,901,950	$39,918,360	$39,770,316

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,634,239	2,636,896	3,705,884	3,776,062	1,879,080	1,957,216
Units issued	321,156	260,527	289,406	320,384	455,170	238,722
Units redeemed	(470,149)	(263,184)	(393,437)	(390,562)	(296,690)	(316,858)

Units, end of period	2,485,246	2,634,239	3,601,853	3,705,884	2,037,560	1,879,080

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$186,342	$65,464	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	186,342	65,464	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,226,455	185,939	7,237,541	1,476,283	9,190,684	1,576,300
Net realized gain (loss)	(76,270)	143,918	2,956,909	2,200,174	2,957,616	2,450,446

Realized gains (losses)	1,150,185	329,857	10,194,450	3,676,457	12,148,300	4,026,746

Unrealized appreciation (depreciation) during the period	(1,794,027)	(1,035,029)	(6,196,454)	(430,505)	(7,116,885)	(648,784)

Net increase (decrease) in contract owners’ equity from operations	(457,500)	(639,708)	3,997,996	3,245,952	5,031,415	3,377,962

Changes from principal transactions:
Purchase payments	1,213,862	896,496	1,126,659	1,184,730	4,738,247	4,405,252
Transfers between sub-accounts and the company	3,553,032	1,397,386	741,077	(250,786)	8,140,309	4,035,574
Transfers on general account policy loans	(45,629)	18,483	8,650	(133,206)	(472,496)	(261,679)
Withdrawals	(89,586)	(361,548)	(2,486,696)	(1,093,704)	(1,238,184)	(1,075,807)
Annual contract fee	(542,625)	(413,972)	(2,143,879)	(1,998,866)	(2,377,880)	(1,869,498)

Net increase (decrease) in contract owners’ equity from principal transactions	4,089,054	1,536,845	(2,754,189)	(2,291,832)	8,789,996	5,233,842

Total increase (decrease) in contract owners’ equity	3,631,554	897,137	1,243,807	954,120	13,821,411	8,611,804
Contract owners’ equity at beginning of period	7,659,729	6,762,592	38,598,868	37,644,748	42,433,760	33,821,956

Contract owners’ equity at end of period	$11,291,283	$7,659,729	$39,842,675	$38,598,868	$56,255,171	$42,433,760

	2015	2014	2015	2014	2015	2014
Units, beginning of period	477,111	386,645	768,611	817,615	347,031	301,803
Units issued	349,385	172,807	76,650	66,046	119,728	90,119
Units redeemed	(96,469)	(82,341)	(130,885)	(115,050)	(52,765)	(44,891)

Units, end of period	730,027	477,111	714,376	768,611	413,994	347,031

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$25,339	$28,805	$200,086	$190,090	$—	$12,279
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	25,339	28,805	200,086	190,090	—	12,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,849,701	2,825,406
Net realized gain (loss)	(6,551)	(921)	7,027	(10,586)	2,104,813	2,257,611

Realized gains (losses)	(6,551)	(921)	7,027	(10,586)	6,954,514	5,083,017

Unrealized appreciation (depreciation) during the period	(12,828)	24,441	(178,270)	176,416	(4,112,290)	(2,691,578)

Net increase (decrease) in contract owners’ equity from operations	5,960	52,325	28,843	355,920	2,842,224	2,403,718

Changes from principal transactions:
Purchase payments	13,835	37,542	802,489	770,991	874,786	992,102
Transfers between sub-accounts and the company	(190,040)	402,935	(1,036,897)	1,368,752	(234,305)	616,061
Transfers on general account policy loans	686	289	9,403	(13,274)	8,231	37,679
Withdrawals	(62,455)	(13,780)	(123,832)	(151,167)	(1,702,121)	(1,608,353)
Annual contract fee	(48,528)	(75,017)	(438,738)	(403,985)	(1,452,039)	(1,402,382)

Net increase (decrease) in contract owners’ equity from principal transactions	(286,502)	351,969	(787,575)	1,571,317	(2,505,448)	(1,364,893)

Total increase (decrease) in contract owners’ equity	(280,542)	404,294	(758,732)	1,927,237	336,776	1,038,825
Contract owners’ equity at beginning of period	1,098,146	693,852	7,415,996	5,488,759	27,404,064	26,365,239

Contract owners’ equity at end of period	$817,604	$1,098,146	$6,657,264	$7,415,996	$27,740,840	$27,404,064

	2015	2014	2015	2014	2015	2014
Units, beginning of period	98,445	65,646	664,034	518,925	1,106,120	1,166,905
Units issued	26,252	40,761	96,378	239,782	104,376	165,882
Units redeemed	(51,578)	(7,962)	(166,061)	(94,673)	(205,877)	(226,667)

Units, end of period	73,119	98,445	594,351	664,034	1,004,619	1,106,120

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,357	$16,277	$21,140	$17,748	$379,704	$316,266
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,357	16,277	21,140	17,748	379,704	316,266

Realized gains (losses) on investments:
Capital gain distributions received	3,755,477	2,112,416	171,193	285,644	4,085,731	2,361,804
Net realized gain (loss)	1,600,604	1,437,824	(107,888)	(95,592)	25,515	221,852

Realized gains (losses)	5,356,081	3,550,240	63,305	190,052	4,111,246	2,583,656

Unrealized appreciation (depreciation) during the period	(3,050,282)	(1,846,723)	65,144	(58,251)	(3,114,355)	(589,726)

Net increase (decrease) in contract owners’ equity from operations	2,311,156	1,719,794	149,589	149,549	1,376,595	2,310,196

Changes from principal transactions:
Purchase payments	2,023,842	1,789,466	37,595	15,429	3,556,067	4,156,796
Transfers between sub-accounts and the company	(1,265,017)	1,269,176	(214,136)	191,556	6,512,532	2,433,750
Transfers on general account policy loans	(349,952)	(132,234)	—	—	(112,922)	(48,709)
Withdrawals	(299,447)	(591,537)	(35,728)	(103,186)	(471,379)	(132,538)
Annual contract fee	(938,415)	(843,886)	(44,423)	(36,884)	(1,469,005)	(1,043,980)

Net increase (decrease) in contract owners’ equity from principal transactions	(828,989)	1,490,985	(256,692)	66,915	8,015,293	5,365,319

Total increase (decrease) in contract owners’ equity	1,482,167	3,210,779	(107,103)	216,464	9,391,888	7,675,515
Contract owners’ equity at beginning of period	20,286,816	17,076,037	1,095,514	879,050	23,504,981	15,829,466

Contract owners’ equity at end of period	$21,768,983	$20,286,816	$988,411	$1,095,514	$32,896,869	$23,504,981

	2015	2014	2015	2014	2015	2014
Units, beginning of period	834,006	769,990	62,652	56,419	1,340,340	1,014,374
Units issued	181,576	246,142	159,119	165,007	632,277	449,486
Units redeemed	(212,789)	(182,126)	(168,080)	(158,774)	(190,540)	(123,520)

Units, end of period	802,793	834,006	53,691	62,652	1,782,077	1,340,340

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$332,825	$39,393	$909,756	$168,146	$36,442	$43,934
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	332,825	39,393	909,756	168,146	36,442	43,934

Realized gains (losses) on investments:
Capital gain distributions received	44,570	—	119,033	—	55,329	5,865
Net realized gain (loss)	(51,186)	(28,112)	(203,251)	(31,962)	15,795	31,443

Realized gains (losses)	(6,616)	(28,112)	(84,218)	(31,962)	71,124	37,308

Unrealized appreciation (depreciation) during the period	(651,416)	63,951	(1,576,955)	128,708	(103,454)	28,265

Net increase (decrease) in contract owners’ equity from operations	(325,207)	75,232	(751,417)	264,892	4,112	109,507

Changes from principal transactions:
Purchase payments	409,467	27,803	4,228,837	577,775	94,838	54,769
Transfers between sub-accounts and the company	19,525,066	137,901	45,921,968	1,981,497	(112,307)	8,048
Transfers on general account policy loans	(16,659)	(77,082)	(192,530)	(36,519)	(13)	3,826
Withdrawals	(793,450)	(90,978)	(692,704)	(113,060)	(44,379)	(68,562)
Annual contract fee	(639,046)	(52,921)	(1,849,131)	(203,647)	(183,116)	(120,786)

Net increase (decrease) in contract owners’ equity from principal transactions	18,485,378	(55,277)	47,416,440	2,206,046	(244,977)	(122,705)

Total increase (decrease) in contract owners’ equity	18,160,171	19,955	46,665,023	2,470,938	(240,865)	(13,198)
Contract owners’ equity at beginning of period	1,334,341	1,314,386	6,459,160	3,988,222	1,821,460	1,834,658

Contract owners’ equity at end of period	$19,494,512	$1,334,341	$53,124,183	$6,459,160	$1,580,595	$1,821,460

	2015	2014	2015	2014	2015	2014
Units, beginning of period	65,904	68,770	397,238	260,011	124,068	132,601
Units issued	980,956	18,989	3,492,929	168,247	5,490	7,606
Units redeemed	(87,055)	(21,855)	(634,702)	(31,020)	(21,782)	(16,139)

Units, end of period	959,805	65,904	3,255,465	397,238	107,776	124,068

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,251,421	$3,370,634	$53,043	$62,531	$526,386	$467,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,251,421	3,370,634	53,043	62,531	526,386	467,704

Realized gains (losses) on investments:
Capital gain distributions received	4,643,290	419,244	—	124,675	—	834,321
Net realized gain (loss)	1,034,716	1,782,772	(204,206)	(87,721)	(1,644,622)	(728,340)

Realized gains (losses)	5,678,006	2,202,016	(204,206)	36,954	(1,644,622)	105,981

Unrealized appreciation (depreciation) during the period	(9,166,307)	1,667,344	(370,149)	(205,263)	(4,161,711)	(1,974,817)

Net increase (decrease) in contract owners’ equity from operations	(236,880)	7,239,994	(521,312)	(105,778)	(5,279,947)	(1,401,132)

Changes from principal transactions:
Purchase payments	15,956,396	19,179,849	63,253	111,950	3,209,221	3,287,268
Transfers between sub-accounts and the company	(3,362,635)	4,352,552	172,172	(461,557)	3,192,383	641,526
Transfers on general account policy loans	(686,549)	2,989,176	4,279	14,781	(150,807)	(163,714)
Withdrawals	(4,844,584)	(1,742,229)	(247,392)	(85,590)	(365,743)	(174,379)
Annual contract fee	(8,528,912)	(8,071,278)	(102,702)	(121,959)	(1,095,134)	(1,074,594)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,466,284)	16,708,070	(110,390)	(542,375)	4,789,920	2,516,107

Total increase (decrease) in contract owners’ equity	(1,703,164)	23,948,064	(631,702)	(648,153)	(490,027)	1,114,975
Contract owners’ equity at beginning of period	137,715,074	113,767,010	2,786,414	3,434,567	23,237,147	22,122,172

Contract owners’ equity at end of period	$136,011,910	$137,715,074	$2,154,712	$2,786,414	$22,747,120	$23,237,147

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,346,456	8,195,796	197,537	230,094	2,051,850	1,848,613
Units issued	914,014	1,984,040	36,915	33,735	968,452	587,015
Units redeemed	(1,024,295)	(833,380)	(45,690)	(66,292)	(539,017)	(383,778)

Units, end of period	9,236,175	9,346,456	188,762	197,537	2,481,285	2,051,850

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series NAV		Financial Industries Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$798,875	$833,083	$1,290,654	$1,243,656	$27,117	$16,840
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	798,875	833,083	1,290,654	1,243,656	27,117	16,840

Realized gains (losses) on investments:
Capital gain distributions received	3,726,417	3,930,791	5,820,976	5,614,392	845,009	—
Net realized gain (loss)	2,094,930	962,520	2,848,371	2,561,506	55,425	35,367

Realized gains (losses)	5,821,347	4,893,311	8,669,347	8,175,898	900,434	35,367

Unrealized appreciation (depreciation) during the period	(9,533,145)	(2,408,611)	(14,343,521)	(4,692,964)	(1,000,590)	144,622

Net increase (decrease) in contract owners’ equity from operations	(2,912,923)	3,317,783	(4,383,520)	4,726,590	(73,039)	196,829

Changes from principal transactions:
Purchase payments	1,459,539	1,499,423	5,682,807	5,973,382	47,817	84,921
Transfers between sub-accounts and the company	(1,383,254)	(833,202)	(4,035,461)	202,974	85,707	438,285
Transfers on general account policy loans	(37,709)	9,159	(683,317)	(454,234)	3,536	(1,403)
Withdrawals	(2,067,226)	(2,273,467)	(1,030,885)	(1,584,327)	(138,811)	(55,724)
Annual contract fee	(2,298,102)	(2,373,633)	(2,592,292)	(2,550,694)	(85,105)	(73,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,326,752)	(3,971,720)	(2,659,148)	1,587,101	(86,856)	392,214

Total increase (decrease) in contract owners’ equity	(7,239,675)	(653,937)	(7,042,668)	6,313,691	(159,895)	589,043
Contract owners’ equity at beginning of period	45,429,302	46,083,239	67,615,913	61,302,222	2,807,093	2,218,050

Contract owners’ equity at end of period	$38,189,627	$45,429,302	$60,573,245	$67,615,913	$2,647,198	$2,807,093

	2015	2014	2015	2014	2015	2014
Units, beginning of period	989,889	1,079,152	1,474,866	1,438,076	118,692	101,898
Units issued	19,749	19,581	218,911	228,900	5,543	22,363
Units redeemed	(117,284)	(108,844)	(278,223)	(192,110)	(9,262)	(5,569)

Units, end of period	892,354	989,889	1,415,554	1,474,866	114,973	118,692

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$84,277	$44,936	$10,867	$12,700	$1,319,918	$1,278,471
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,277	44,936	10,867	12,700	1,319,918	1,278,471

Realized gains (losses) on investments:
Capital gain distributions received	2,498,794	—	—	—	—	—
Net realized gain (loss)	108,001	220,159	7,233	28,160	411,841	788,637

Realized gains (losses)	2,606,795	220,159	7,233	28,160	411,841	788,637

Unrealized appreciation (depreciation) during the period	(2,942,339)	231,070	(41,081)	(28,843)	(4,405,532)	(1,200,985)

Net increase (decrease) in contract owners’ equity from operations	(251,267)	496,165	(22,981)	12,017	(2,673,773)	866,123

Changes from principal transactions:
Purchase payments	569,007	527,894	6,755	4,076	4,207,560	3,659,276
Transfers between sub-accounts and the company	1,879,015	987,507	534	27,920	5,558,552	9,076,309
Transfers on general account policy loans	(150,889)	(87,072)	—	—	(107,653)	(68,611)
Withdrawals	(273,741)	(160,956)	123	(25,027)	(366,809)	(270,077)
Annual contract fee	(332,542)	(302,751)	(13,319)	(12,165)	(2,106,168)	(1,594,623)

Net increase (decrease) in contract owners’ equity from principal transactions	1,690,850	964,622	(5,907)	(5,196)	7,185,482	10,802,274

Total increase (decrease) in contract owners’ equity	1,439,583	1,460,787	(28,888)	6,821	4,511,709	11,668,397
Contract owners’ equity at beginning of period	6,196,372	4,735,585	399,504	392,683	39,698,400	28,030,003

Contract owners’ equity at end of period	$7,635,955	$6,196,372	$370,616	$399,504	$44,210,109	$39,698,400

	2015	2014	2015	2014	2015	2014
Units, beginning of period	217,693	180,754	27,532	27,876	2,728,857	1,985,708
Units issued	116,525	61,397	1,074	3,534	631,698	928,425
Units redeemed	(58,827)	(24,458)	(1,492)	(3,878)	(135,923)	(185,276)

Units, end of period	275,391	217,693	27,114	27,532	3,224,632	2,728,857

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$3,535	$—	$52,401	$380,095	$209,238
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	3,535	—	52,401	380,095	209,238

Realized gains (losses) on investments:
Capital gain distributions received	45,822	—	603,167	—	—	—
Net realized gain (loss)	95,787	356,496	776,764	898,753	488,283	372,776

Realized gains (losses)	141,609	356,496	1,379,931	898,753	488,283	372,776

Unrealized appreciation (depreciation) during the period	(112,332)	(267,603)	(847,422)	123,164	(1,249,037)	193,541

Net increase (decrease) in contract owners’ equity from operations	29,277	92,428	532,509	1,074,318	(380,659)	775,555

Changes from principal transactions:
Purchase payments	20,970	19,023	741,817	798,243	1,297,099	411,039
Transfers between sub-accounts and the company	105,500	(840,249)	807,814	(1,098,849)	59,219	33,551,739
Transfers on general account policy loans	(195)	8,264	(75,738)	(106,535)	(56,320)	(65,726)
Withdrawals	(834)	(26,591)	(317,922)	(383,175)	(2,083,063)	(602,464)
Annual contract fee	(39,304)	(51,569)	(684,156)	(648,811)	(2,170,415)	(566,126)

Net increase (decrease) in contract owners’ equity from principal transactions	86,137	(891,122)	471,815	(1,439,127)	(2,953,480)	32,728,462

Total increase (decrease) in contract owners’ equity	115,414	(798,694)	1,004,324	(364,809)	(3,334,139)	33,504,017
Contract owners’ equity at beginning of period	895,762	1,694,456	12,145,073	12,509,882	39,537,835	6,033,818

Contract owners’ equity at end of period	$1,011,176	$895,762	$13,149,397	$12,145,073	$36,203,696	$39,537,835

	2015	2014	2015	2014	2015	2014
Units, beginning of period	24,558	50,985	560,773	634,270	1,394,135	235,331
Units issued	11,358	3,439	106,902	73,628	35,395	1,238,799
Units redeemed	(9,263)	(29,866)	(84,373)	(147,125)	(138,630)	(79,995)

Units, end of period	26,653	24,558	583,302	560,773	1,290,900	1,394,135

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series I		Fundamental Value Trust Series NAV
	2015	2014	2015	2014 (b)	2015	2014 (b)
Income:
Dividend distributions received	$409,363	$205,822	$—	$547,688	$—	$220,648
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	409,363	205,822	—	547,688	—	220,648

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	7,675,158	—	3,009,845
Net realized gain (loss)	944,900	626,451	—	9,616,529	—	1,874,769

Realized gains (losses)	944,900	626,451	—	17,291,687	—	4,884,614

Unrealized appreciation (depreciation) during the period	(1,720,425)	886,595	—	(15,550,163)	—	(4,193,298)

Net increase (decrease) in contract owners’ equity from operations	(366,162)	1,718,868	—	2,289,212	—	911,964

Changes from principal transactions:
Purchase payments	3,746,125	2,539,701	—	1,173,954	—	844,818
Transfers between sub-accounts and the company	2,856,109	16,130,512	—	(35,046,674)	—	(13,989,253)
Transfers on general account policy loans	(356,965)	(153,814)	—	(63,375)	—	(90,519)
Withdrawals	(770,578)	(594,142)	—	(990,035)	—	(256,071)
Annual contract fee	(1,614,266)	(968,659)	—	(1,719,617)	—	(429,156)

Net increase (decrease) in contract owners’ equity from principal transactions	3,860,425	16,953,598	—	(36,645,747)	—	(13,920,181)

Total increase (decrease) in contract owners’ equity	3,494,263	18,672,466	—	(34,356,535)	—	(13,008,217)
Contract owners’ equity at beginning of period	33,775,779	15,103,313	—	34,356,535	—	13,008,217

Contract owners’ equity at end of period	$37,270,042	$33,775,779	$—	$—	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,691,803	837,185	—	1,409,617	—	745,435
Units issued	476,698	1,042,319	—	10,903	—	123,451
Units redeemed	(281,649)	(187,701)	—	(1,420,520)	—	(868,886)

Units, end of period	1,886,852	1,691,803	—	—	—	—

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$139,318	$59,130	$630,566	$233,519	$231,091	$252,374
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	139,318	59,130	630,566	233,519	231,091	252,374

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Realized gains (losses)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Unrealized appreciation (depreciation) during the period	(332,448)	1,183	(1,244,037)	232,347	(1,108,990)	(561,998)

Net increase (decrease) in contract owners’ equity from operations	(200,984)	154,765	(842,144)	588,776	(774,805)	(222,015)

Changes from principal transactions:
Purchase payments	211,813	238,509	3,067,431	3,362,157	474,835	266,175
Transfers between sub-accounts and the company	(99,265)	(264,388)	(380,785)	(1,415,897)	(525,557)	6,631,617
Transfers on general account policy loans	(1,046)	8,680	(376,370)	(371,243)	(111,544)	82,201
Withdrawals	(447,748)	(398,435)	(497,861)	(464,233)	(692,773)	(180,631)
Annual contract fee	(254,587)	(283,897)	(1,108,159)	(1,127,720)	(704,548)	(525,644)

Net increase (decrease) in contract owners’ equity from principal transactions	(590,833)	(699,531)	704,256	(16,936)	(1,559,587)	6,273,718

Total increase (decrease) in contract owners’ equity	(791,817)	(544,766)	(137,888)	571,840	(2,334,392)	6,051,703
Contract owners’ equity at beginning of period	6,057,693	6,602,459	23,227,393	22,655,553	13,193,154	7,141,451

Contract owners’ equity at end of period	$5,265,876	$6,057,693	$23,089,505	$23,227,393	$10,858,762	$13,193,154

	2015	2014	2015	2014	2015	2014
Units, beginning of period	197,307	219,957	753,993	753,201	413,385	217,924
Units issued	9,209	12,625	190,675	138,638	12,308	228,132
Units redeemed	(28,782)	(35,275)	(167,931)	(137,846)	(62,109)	(32,671)

Units, end of period	177,734	197,307	776,737	753,993	363,584	413,385

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$558,851	$585,288	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	558,851	585,288	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,860,776	1,485,133	6,005,699	3,185,351
Net realized gain (loss)	272,661	517,450	2,292,060	1,913,684	2,754,869	1,976,805

Realized gains (losses)	272,661	517,450	5,152,836	3,398,817	8,760,568	5,162,156

Unrealized appreciation (depreciation) during the period	(2,538,370)	(1,483,151)	(3,475,931)	(76,848)	(4,953,078)	1,523,164

Net increase (decrease) in contract owners’ equity from operations	(1,706,858)	(380,413)	1,676,905	3,321,969	3,807,490	6,685,320

Changes from principal transactions:
Purchase payments	3,235,721	967,444	261,109	253,914	3,526,362	2,831,104
Transfers between sub-accounts and the company	(3,425,633)	24,808,964	(2,879,526)	1,025,820	4,312,607	2,546,169
Transfers on general account policy loans	(303,412)	(68,316)	80,473	(166,025)	(485,840)	(219,401)
Withdrawals	(394,544)	(170,147)	(780,703)	(404,912)	(821,880)	(503,049)
Annual contract fee	(1,324,904)	(465,197)	(481,723)	(367,689)	(1,728,630)	(1,174,122)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,212,772)	25,072,748	(3,800,370)	341,108	4,802,619	3,480,701

Total increase (decrease) in contract owners’ equity	(3,919,630)	24,692,335	(2,123,465)	3,663,077	8,610,109	10,166,021
Contract owners’ equity at beginning of period	29,822,462	5,130,127	14,818,723	11,155,646	29,900,078	19,734,057

Contract owners’ equity at end of period	$25,902,832	$29,822,462	$12,695,258	$14,818,723	$38,510,187	$29,900,078

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,727,883	289,774	214,618	212,988	555,648	483,536
Units issued	328,762	1,540,180	45,976	72,828	206,685	178,023
Units redeemed	(454,358)	(102,071)	(97,441)	(71,198)	(127,647)	(105,911)

Units, end of period	1,602,287	1,727,883	163,153	214,618	634,686	555,648

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$975,360	$996,444	$1,949,098	$1,726,481	$443,171	$511,933
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	975,360	996,444	1,949,098	1,726,481	443,171	511,933

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Realized gains (losses)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Unrealized appreciation (depreciation) during the period	(1,960,830)	(366,681)	(3,604,113)	(1,782,265)	(776,858)	(1,007,932)

Net increase (decrease) in contract owners’ equity from operations	(1,055,224)	41,689	(2,143,817)	2,494	(934,738)	(914,054)

Changes from principal transactions:
Purchase payments	612,218	455,498	2,460,115	2,367,011	607,340	590,094
Transfers between sub-accounts and the company	(623,577)	(26,653)	(409,207)	2,151,741	2,557,922	179,747
Transfers on general account policy loans	14,726	(15,629)	(235,246)	(196,884)	31,402	25,934
Withdrawals	(540,689)	(638,109)	(249,283)	(531,942)	(509,622)	(702,702)
Annual contract fee	(689,035)	(775,947)	(1,213,962)	(1,183,059)	(958,139)	(762,726)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,226,357)	(1,000,840)	352,417	2,606,867	1,728,903	(669,653)

Total increase (decrease) in contract owners’ equity	(2,281,581)	(959,151)	(1,791,400)	2,609,361	794,165	(1,583,707)
Contract owners’ equity at beginning of period	14,092,792	15,051,943	26,043,586	23,434,225	13,074,926	14,658,633

Contract owners’ equity at end of period	$11,811,211	$14,092,792	$24,252,186	$26,043,586	$13,869,091	$13,074,926

	2015	2014	2015	2014	2015	2014
Units, beginning of period	440,229	470,728	1,232,423	1,108,931	598,981	626,571
Units issued	21,327	18,781	315,980	345,751	135,250	32,466
Units redeemed	(59,124)	(49,280)	(295,813)	(222,259)	(62,215)	(60,056)

Units, end of period	402,432	440,229	1,252,590	1,232,423	672,016	598,981

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series NAV		International Equity Index Trust B Series I		International Equity Index Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$502,599	$411,977	$298,167	$406,030	$1,146,653	$1,232,888
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	502,599	411,977	298,167	406,030	1,146,653	1,232,888

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	306,789	493,181	116,667	229,982	434,665	855,294

Realized gains (losses)	306,789	493,181	116,667	229,982	434,665	855,294

Unrealized appreciation (depreciation) during the period	(1,977,456)	(1,725,638)	(1,108,383)	(1,226,984)	(4,378,528)	(3,845,111)

Net increase (decrease) in contract owners’ equity from operations	(1,168,068)	(820,480)	(693,549)	(590,972)	(2,797,210)	(1,756,929)

Changes from principal transactions:
Purchase payments	1,203,594	1,173,587	491,712	454,632	5,397,024	4,772,166
Transfers between sub-accounts and the company	5,931,394	1,981,602	286,792	(520,274)	5,219,885	3,210,437
Transfers on general account policy loans	(381,235)	(234,657)	49,461	(37,472)	(500,950)	(168,581)
Withdrawals	(110,459)	(171,201)	(605,365)	(261,204)	(627,273)	(830,701)
Annual contract fee	(625,189)	(449,841)	(569,432)	(591,127)	(1,752,117)	(1,618,820)

Net increase (decrease) in contract owners’ equity from principal transactions	6,018,105	2,299,490	(346,832)	(955,445)	7,736,569	5,364,501

Total increase (decrease) in contract owners’ equity	4,850,037	1,479,010	(1,040,381)	(1,546,417)	4,939,359	3,607,572
Contract owners’ equity at beginning of period	10,739,370	9,260,360	12,519,772	14,066,189	39,290,275	35,682,703

Contract owners’ equity at end of period	$15,589,407	$10,739,370	$11,479,391	$12,519,772	$44,229,634	$39,290,275

	2015	2014	2015	2014	2015	2014
Units, beginning of period	668,515	537,522	1,080,790	1,158,258	865,114	749,769
Units issued	549,848	258,529	66,915	46,935	262,043	204,808
Units redeemed	(193,407)	(127,536)	(94,425)	(124,403)	(93,278)	(89,463)

Units, end of period	1,024,956	668,515	1,053,280	1,080,790	1,033,879	865,114

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$29,537	$38,249	$178,380	$155,294	$108,497	$90,018
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,537	38,249	178,380	155,294	108,497	90,018

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2	—
Net realized gain (loss)	76,136	137,630	139,813	247,099	530,579	1,102,341

Realized gains (losses)	76,136	137,630	139,813	247,099	530,581	1,102,341

Unrealized appreciation (depreciation) during the period	(132,967)	(159,262)	(621,158)	(401,163)	(276,123)	(1,622,634)

Net increase (decrease) in contract owners’ equity from operations	(27,294)	16,617	(302,965)	1,230	362,955	(430,275)

Changes from principal transactions:
Purchase payments	94,696	75,619	925,583	895,601	222,265	249,582
Transfers between sub-accounts and the company	(84,628)	(386,724)	1,759,177	396,177	(215,226)	(1,328,194)
Transfers on general account policy loans	(36,636)	19,988	(38,797)	114,605	(56,242)	15,056
Withdrawals	(98,985)	(119,314)	(100,194)	(246,212)	(156,443)	(152,845)
Annual contract fee	(95,781)	(66,721)	(434,314)	(382,081)	(304,077)	(312,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(221,334)	(477,152)	2,111,455	778,090	(509,723)	(1,528,639)

Total increase (decrease) in contract owners’ equity	(248,628)	(460,535)	1,808,490	779,320	(146,768)	(1,958,914)
Contract owners’ equity at beginning of period	1,892,205	2,352,740	8,152,714	7,373,394	6,043,033	8,001,947

Contract owners’ equity at end of period	$1,643,577	$1,892,205	$9,961,204	$8,152,714	$5,896,265	$6,043,033

	2015	2014	2015	2014	2015	2014
Units, beginning of period	152,343	189,797	655,754	594,174	426,622	525,949
Units issued	14,033	17,274	232,211	175,308	114,503	133,382
Units redeemed	(30,977)	(54,728)	(68,426)	(113,728)	(150,429)	(232,709)

Units, end of period	135,399	152,343	819,539	655,754	390,696	426,622

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$331,850	$191,931	$244,634	$473,210	$409,152	$690,371
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	331,850	191,931	244,634	473,210	409,152	690,371

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Realized gains (losses)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Unrealized appreciation (depreciation) during the period	141,353	(1,657,102)	(489,124)	(2,136,674)	(2,395,603)	(4,593,942)

Net increase (decrease) in contract owners’ equity from operations	935,286	(1,010,582)	(915,785)	(2,124,299)	(1,755,232)	(3,031,510)

Changes from principal transactions:
Purchase payments	2,499,238	2,236,538	477,548	577,299	1,781,370	1,825,490
Transfers between sub-accounts and the company	4,686,296	1,507,039	(987,899)	456,837	(811,500)	4,407,570
Transfers on general account policy loans	(183,267)	(126,202)	(60,806)	(62,155)	(399,163)	(95,512)
Withdrawals	(214,404)	(331,927)	(975,769)	(728,108)	(367,384)	(663,133)
Annual contract fee	(773,704)	(624,953)	(657,453)	(916,228)	(1,006,133)	(1,037,535)

Net increase (decrease) in contract owners’ equity from principal transactions	6,014,159	2,660,495	(2,204,379)	(672,355)	(802,810)	4,436,880

Total increase (decrease) in contract owners’ equity	6,949,445	1,649,913	(3,120,164)	(2,796,654)	(2,558,042)	1,405,370
Contract owners’ equity at beginning of period	12,456,889	10,806,976	14,924,466	17,721,120	21,595,286	20,189,916

Contract owners’ equity at end of period	$19,406,334	$12,456,889	$11,804,302	$14,924,466	$19,037,244	$21,595,286

	2015	2014	2015	2014	2015	2014
Units, beginning of period	877,938	709,460	623,344	647,557	1,398,608	1,144,431
Units issued	568,772	376,852	22,387	54,106	346,456	464,041
Units redeemed	(164,593)	(208,374)	(110,899)	(78,319)	(409,028)	(209,864)

Units, end of period	1,282,117	877,938	534,832	623,344	1,336,036	1,398,608

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$211,436	$370,834	$195,469	$252,021	$301,714	$474,129
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	211,436	370,834	195,469	252,021	301,714	474,129

Realized gains (losses) on investments:
Capital gain distributions received	488,612	28,366	432,775	18,425	—	—
Net realized gain (loss)	158,743	59,830	(61,957)	11,955	959,798	1,740,263

Realized gains (losses)	647,355	88,196	370,818	30,380	959,798	1,740,263

Unrealized appreciation (depreciation) during the period	(949,315)	214,333	(653,775)	115,025	(2,146,286)	(1,951,240)

Net increase (decrease) in contract owners’ equity from operations	(90,524)	673,363	(87,488)	397,426	(884,774)	263,152

Changes from principal transactions:
Purchase payments	472,165	457,394	1,332,486	1,140,146	716,400	652,218
Transfers between sub-accounts and the company	(113,244)	154,355	1,884,108	450,970	(353,855)	(5,315,561)
Transfers on general account policy loans	(24,703)	(259,304)	(250,476)	(28,211)	328,758	(296,731)
Withdrawals	(754,994)	(551,203)	(206,397)	(97,013)	(1,330,166)	(1,168,137)
Annual contract fee	(932,040)	(955,208)	(503,497)	(407,750)	(669,424)	(819,003)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,352,816)	(1,153,966)	2,256,224	1,058,142	(1,308,287)	(6,947,214)

Total increase (decrease) in contract owners’ equity	(1,443,340)	(480,603)	2,168,736	1,455,568	(2,193,061)	(6,684,062)
Contract owners’ equity at beginning of period	12,237,640	12,718,243	8,529,308	7,073,740	16,492,389	23,176,451

Contract owners’ equity at end of period	$10,794,300	$12,237,640	$10,698,044	$8,529,308	$14,299,328	$16,492,389

	2015	2014	2015	2014	2015	2014
Units, beginning of period	361,408	396,154	533,765	467,207	529,366	754,313
Units issued	11,351	17,319	271,105	167,019	17,047	13,918
Units redeemed	(51,345)	(52,065)	(130,793)	(100,461)	(58,938)	(238,865)

Units, end of period	321,414	361,408	674,077	533,765	487,475	529,366

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV		Lifestyle Balanced MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$3,574,431	$5,098,819	$16,799	$11,893	$1,481,934	$1,860,965
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,574,431	5,098,819	16,799	11,893	1,481,934	1,860,965

Realized gains (losses) on investments:
Capital gain distributions received	—	—	900	13,969	4,446,014	—
Net realized gain (loss)	4,245,982	4,886,806	(1,045)	776	184,802	52,111

Realized gains (losses)	4,245,982	4,886,806	(145)	14,745	4,630,816	52,111

Unrealized appreciation (depreciation) during the period	(18,098,903)	(7,282,531)	(31,132)	(15,766)	(7,421,086)	840,529

Net increase (decrease) in contract owners’ equity from operations	(10,278,490)	2,703,094	(14,478)	10,872	(1,308,336)	2,753,605

Changes from principal transactions:
Purchase payments	18,019,468	19,199,626	60,013	100,950	1,588,712	1,914,656
Transfers between sub-accounts and the company	(2,255,510)	835,498	372,278	428,586	(99,622)	896,077
Transfers on general account policy loans	(976,970)	(1,216,580)	—	—	(184,403)	(196,907)
Withdrawals	(4,931,473)	(3,979,898)	(907)	2,073	(3,777,823)	(3,731,444)
Annual contract fee	(9,471,119)	(8,978,760)	(86,806)	(19,114)	(2,692,734)	(2,850,827)

Net increase (decrease) in contract owners’ equity from principal transactions	384,396	5,859,886	344,578	512,495	(5,165,870)	(3,968,445)

Total increase (decrease) in contract owners’ equity	(9,894,094)	8,562,980	330,100	523,367	(6,474,206)	(1,214,840)
Contract owners’ equity at beginning of period	175,655,854	167,092,874	523,367	—	64,960,646	66,175,486

Contract owners’ equity at end of period	$165,761,760	$175,655,854	$853,467	$523,367	$58,486,440	$64,960,646

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,405,923	9,085,360	48,480	—	1,837,744	1,952,403
Units issued	894,308	1,141,307	41,397	50,439	24,661	75,294
Units redeemed	(878,567)	(820,744)	(9,611)	(1,959)	(169,745)	(189,953)

Units, end of period	9,421,664	9,405,923	80,266	48,480	1,692,660	1,837,744

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV		Lifestyle Conservative MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$9,785,380	$11,240,338	$661,544	$280,025	$101,599	$117,568
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,785,380	11,240,338	661,544	280,025	101,599	117,568

Realized gains (losses) on investments:
Capital gain distributions received	27,541,990	—	339,514	60,566	213,886	249,475
Net realized gain (loss)	6,045,648	3,562,646	(11,832)	3,826	(66,706)	(38,870)

Realized gains (losses)	33,587,638	3,562,646	327,682	64,392	147,180	210,605

Unrealized appreciation (depreciation) during the period	(51,711,068)	547,041	(1,171,375)	(232,531)	(242,139)	(97,723)

Net increase (decrease) in contract owners’ equity from operations	(8,338,050)	15,350,025	(182,149)	111,886	6,640	230,450

Changes from principal transactions:
Purchase payments	39,232,903	39,785,761	3,594,246	822,775	119,067	156,393
Transfers between sub-accounts and the company	(3,222,996)	13,526,729	14,781,372	9,736,431	326,764	(302,748)
Transfers on general account policy loans	4,431,079	(2,308,654)	(173,713)	—	(50,208)	1,466
Withdrawals	(14,652,457)	(7,529,126)	(42,744)	(263)	(440,767)	(549,192)
Annual contract fee	(24,651,162)	(23,581,071)	(1,998,965)	(367,596)	(313,701)	(378,862)

Net increase (decrease) in contract owners’ equity from principal transactions	1,137,367	19,893,639	16,160,196	10,191,347	(358,845)	(1,072,943)

Total increase (decrease) in contract owners’ equity	(7,200,683)	35,243,664	15,978,047	10,303,233	(352,205)	(842,493)
Contract owners’ equity at beginning of period	386,293,903	351,050,239	10,303,233	—	4,176,785	5,019,278

Contract owners’ equity at end of period	$379,093,220	$386,293,903	$26,281,280	$10,303,233	$3,824,580	$4,176,785

	2015	2014	2015	2014	2015	2014
Units, beginning of period	21,987,612	20,832,197	961,275	—	119,080	150,284
Units issued	1,985,190	2,301,212	1,556,021	974,808	11,730	13,756
Units redeemed	(1,909,833)	(1,145,797)	(67,757)	(13,533)	(21,824)	(44,960)

Units, end of period	22,062,969	21,987,612	2,449,539	961,275	108,986	119,080

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV		Lifestyle Growth MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$876,469	$958,883	$17,267	$5,672	$1,742,480	$2,477,158
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	876,469	958,883	17,267	5,672	1,742,480	2,477,158

Realized gains (losses) on investments:
Capital gain distributions received	1,895,177	1,805,610	12,149	903	—	—
Net realized gain (loss)	(490,297)	15,925	(17,088)	45	43,775	604,184

Realized gains (losses)	1,404,880	1,821,535	(4,939)	948	43,775	604,184

Unrealized appreciation (depreciation) during the period	(2,212,082)	(1,267,153)	(21,617)	(4,353)	(5,442,711)	(1,009,107)

Net increase (decrease) in contract owners’ equity from operations	69,267	1,513,265	(9,289)	2,267	(3,656,456)	2,072,235

Changes from principal transactions:
Purchase payments	3,332,630	4,008,435	81,790	9,565	3,492,591	3,638,431
Transfers between sub-accounts and the company	(869,811)	2,051,431	414,191	188,980	(905,398)	(5,120,557)
Transfers on general account policy loans	(56,529)	(395,509)	(264)	—	(236,686)	(887,877)
Withdrawals	(1,377,360)	(501,697)	24	2	(7,126,155)	(5,107,259)
Annual contract fee	(2,196,212)	(2,085,021)	(59,497)	(9,969)	(3,732,253)	(3,867,370)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,167,282)	3,077,639	436,244	188,578	(8,507,901)	(11,344,632)

Total increase (decrease) in contract owners’ equity	(1,098,015)	4,590,904	426,955	190,845	(12,164,357)	(9,272,397)
Contract owners’ equity at beginning of period	33,613,861	29,022,957	190,845	—	87,346,451	96,618,848

Contract owners’ equity at end of period	$32,515,846	$33,613,861	$617,800	$190,845	$75,182,094	$87,346,451

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,049,384	1,857,470	18,028	—	2,599,268	2,937,305
Units issued	336,141	425,039	105,177	18,470	64,387	101,170
Units redeemed	(406,677)	(233,125)	(64,977)	(442)	(320,127)	(439,207)

Units, end of period	1,978,848	2,049,384	58,228	18,028	2,343,528	2,599,268

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$12,687,426	$15,823,513	$685,439	$305,218	$351,788	$443,281
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,687,426	15,823,513	685,439	305,218	351,788	443,281

Realized gains (losses) on investments:
Capital gain distributions received	1	—	415,908	60,177	1,189,744	812,142
Net realized gain (loss)	7,403,755	4,652,647	4,588	3,610	299,545	841,209

Realized gains (losses)	7,403,756	4,652,647	420,496	63,787	1,489,289	1,653,351

Unrealized appreciation (depreciation) during the period	(45,475,242)	(8,746,059)	(1,392,102)	(192,378)	(1,936,464)	(1,265,991)

Net increase (decrease) in contract owners’ equity from operations	(25,384,060)	11,730,101	(286,167)	176,627	(95,387)	830,641

Changes from principal transactions:
Purchase payments	67,671,161	66,537,278	3,588,227	659,436	251,733	340,437
Transfers between sub-accounts and the company	(591,994)	16,437,696	16,686,651	11,395,323	(421,448)	(1,548,377)
Transfers on general account policy loans	(3,224,748)	(3,614,784)	(57,510)	763	34,999	(175,411)
Withdrawals	(15,773,558)	(15,060,851)	(62,204)	1,144	(1,035,731)	(891,007)
Annual contract fee	(36,782,792)	(34,923,606)	(2,253,981)	(425,299)	(598,832)	(659,228)

Net increase (decrease) in contract owners’ equity from principal transactions	11,298,069	29,375,733	17,901,183	11,631,367	(1,769,279)	(2,933,586)

Total increase (decrease) in contract owners’ equity	(14,085,991)	41,105,834	17,615,016	11,807,994	(1,864,666)	(2,102,945)
Contract owners’ equity at beginning of period	551,017,684	509,911,850	11,807,994	—	15,383,814	17,486,759

Contract owners’ equity at end of period	$536,931,693	$551,017,684	$29,423,010	$11,807,994	$13,519,148	$15,383,814

	2015	2014	2015	2014	2015	2014
Units, beginning of period	30,578,139	28,942,264	1,092,740	—	428,437	511,067
Units issued	2,833,383	3,284,101	1,697,684	1,110,464	8,238	17,481
Units redeemed	(2,195,427)	(1,648,226)	(67,630)	(17,724)	(56,713)	(100,111)

Units, end of period	31,216,095	30,578,139	2,722,794	1,092,740	379,962	428,437

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,153,238	$2,344,608	$187,095	$80,686	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,153,238	2,344,608	187,095	80,686	—	—

Realized gains (losses) on investments:
Capital gain distributions received	7,049,872	3,647,721	89,639	21,312	1,354,802	1,047,489
Net realized gain (loss)	812,049	1,263,827	(6,981)	(80)	108,053	450,567

Realized gains (losses)	7,861,921	4,911,548	82,658	21,232	1,462,855	1,498,056

Unrealized appreciation (depreciation) during the period	(10,752,718)	(3,582,352)	(303,546)	(64,274)	(2,318,585)	(330,029)

Net increase (decrease) in contract owners’ equity from operations	(737,559)	3,673,804	(33,793)	37,644	(855,730)	1,168,027

Changes from principal transactions:
Purchase payments	9,398,678	8,707,027	810,206	237,058	1,328,524	1,108,612
Transfers between sub-accounts and the company	672,540	4,482,501	4,094,287	2,664,076	1,290,020	214,350
Transfers on general account policy loans	(453,925)	(262,449)	74	—	(78,885)	(88,744)
Withdrawals	(2,574,809)	(2,266,141)	(22,523)	(253)	(77,040)	(420,001)
Annual contract fee	(5,309,339)	(4,809,718)	(525,564)	(92,697)	(493,789)	(441,684)

Net increase (decrease) in contract owners’ equity from principal transactions	1,733,145	5,851,220	4,356,480	2,808,184	1,968,830	372,533

Total increase (decrease) in contract owners’ equity	995,586	9,525,024	4,322,687	2,845,828	1,113,100	1,540,560
Contract owners’ equity at beginning of period	80,144,122	70,619,098	2,873,633	27,805	10,872,872	9,332,312

Contract owners’ equity at end of period	$81,139,708	$80,144,122	$7,196,320	$2,873,633	$11,985,972	$10,872,872

	2015	2014	2015	2014	2015	2014
Units, beginning of period	4,638,720	4,291,353	269,125	2,757	127,810	123,324
Units issued	560,063	872,958	428,419	274,614	35,371	29,007
Units redeemed	(461,496)	(525,591)	(24,551)	(8,246)	(12,362)	(24,521)

Units, end of period	4,737,287	4,638,720	672,993	269,125	150,819	127,810

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity (c)		M Large Cap Growth (c)		M Large Cap Value (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$227,038	$262,268	$3,668	$4,978	$137,621	$106,320
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	227,038	262,268	3,668	4,978	137,621	106,320

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,208,741	1,525,502	892,911	994,742
Net realized gain (loss)	251,773	252,402	928,486	585,832	462,640	400,289

Realized gains (losses)	251,773	252,402	3,137,227	2,111,334	1,355,551	1,395,031

Unrealized appreciation (depreciation) during the period	(1,041,397)	(1,347,443)	(2,144,520)	(963,028)	(1,572,791)	(712,939)

Net increase (decrease) in contract owners’ equity from operations	(562,586)	(832,773)	996,375	1,153,284	(79,619)	788,412

Changes from principal transactions:
Purchase payments	1,415,202	1,341,060	1,354,399	1,274,006	1,139,012	967,412
Transfers between sub-accounts and the company	1,983,126	507,478	(933,116)	310,784	189,507	833,369
Transfers on general account policy loans	(25,036)	(50,958)	(86,543)	(128,128)	(123,958)	(97,203)
Withdrawals	(209,535)	(282,253)	(152,126)	(332,772)	(91,594)	(340,155)
Annual contract fee	(475,057)	(432,359)	(552,679)	(475,685)	(455,990)	(411,430)

Net increase (decrease) in contract owners’ equity from principal transactions	2,688,700	1,082,968	(370,065)	648,205	656,977	951,993

Total increase (decrease) in contract owners’ equity	2,126,114	250,195	626,310	1,801,489	577,358	1,740,405
Contract owners’ equity at beginning of period	10,846,758	10,596,563	12,528,015	10,726,526	9,438,622	7,698,217

Contract owners’ equity at end of period	$12,972,872	$10,846,758	$13,154,325	$12,528,015	$10,015,980	$9,438,622

	2015	2014	2015	2014	2015	2014
Units, beginning of period	328,221	298,021	249,520	235,457	395,748	354,028
Units issued	165,833	82,620	50,142	46,606	114,012	96,246
Units redeemed	(85,389)	(52,420)	(56,408)	(32,543)	(87,026)	(54,526)

Units, end of period	408,665	328,221	243,254	249,520	422,734	395,748

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$142,810	$141,282	$356,497	$296,331	$—	$21,995
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	142,810	141,282	356,497	296,331	—	21,995

Realized gains (losses) on investments:
Capital gain distributions received	1,098,587	868,039	2,683,794	1,606,714	4,274,577	3,930,939
Net realized gain (loss)	1,101,328	957,973	1,360,727	814,225	710,409	598,317

Realized gains (losses)	2,199,915	1,826,012	4,044,521	2,420,939	4,984,986	4,529,256

Unrealized appreciation (depreciation) during the period	(2,607,641)	(679,106)	(5,298,390)	(196,556)	(4,289,645)	(2,913,844)

Net increase (decrease) in contract owners’ equity from operations	(264,916)	1,288,188	(897,372)	2,520,714	695,341	1,637,407

Changes from principal transactions:
Purchase payments	358,089	398,585	3,180,711	2,975,424	629,590	720,688
Transfers between sub-accounts and the company	(147,794)	(1,131,296)	1,292,167	3,157,780	(375,076)	290,706
Transfers on general account policy loans	(2,882)	(52,116)	(475,331)	(276,379)	(11,309)	(22,073)
Withdrawals	(814,758)	(724,901)	(599,864)	(538,122)	(1,520,640)	(655,904)
Annual contract fee	(642,561)	(670,945)	(1,410,708)	(1,278,177)	(1,051,054)	(1,084,513)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,249,906)	(2,180,673)	1,986,975	4,040,526	(2,328,489)	(751,096)

Total increase (decrease) in contract owners’ equity	(1,514,822)	(892,485)	1,089,603	6,561,240	(1,633,148)	886,311
Contract owners’ equity at beginning of period	14,446,262	15,338,747	30,658,742	24,097,502	21,807,544	20,921,233

Contract owners’ equity at end of period	$12,931,440	$14,446,262	$31,748,345	$30,658,742	$20,174,396	$21,807,544

	2015	2014	2015	2014	2015	2014
Units, beginning of period	343,287	398,556	1,111,003	955,284	643,939	667,289
Units issued	64,699	13,096	262,984	258,123	19,046	35,863
Units redeemed	(92,510)	(68,365)	(193,491)	(102,404)	(84,595)	(59,213)

Units, end of period	315,476	343,287	1,180,496	1,111,003	578,390	643,939

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$31,689	$144,788	$98,293	$230,060	$147,435
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	31,689	144,788	98,293	230,060	147,435

Realized gains (losses) on investments:
Capital gain distributions received	5,197,213	4,080,984	2,352,852	1,262,441	3,518,413	1,724,262
Net realized gain (loss)	1,190,189	714,920	807,510	1,386,743	953,591	744,104

Realized gains (losses)	6,387,402	4,795,904	3,160,362	2,649,184	4,472,004	2,468,366

Unrealized appreciation (depreciation) during the period	(5,733,088)	(3,153,693)	(3,730,313)	(1,410,263)	(5,318,429)	(822,585)

Net increase (decrease) in contract owners’ equity from operations	654,314	1,673,900	(425,163)	1,337,214	(616,365)	1,793,216

Changes from principal transactions:
Purchase payments	2,149,273	2,004,749	375,351	393,368	1,718,765	1,699,716
Transfers between sub-accounts and the company	1,880,650	2,049,001	10,385	(111,548)	(879,884)	1,014,234
Transfers on general account policy loans	(72,538)	(17,711)	(61,831)	(17,636)	(132,371)	(81,453)
Withdrawals	(497,538)	(406,781)	(826,157)	(548,914)	(306,527)	(391,818)
Annual contract fee	(1,100,051)	(945,395)	(519,656)	(511,326)	(913,682)	(818,404)

Net increase (decrease) in contract owners’ equity from principal transactions	2,359,796	2,683,863	(1,021,908)	(796,056)	(513,699)	1,422,275

Total increase (decrease) in contract owners’ equity	3,014,110	4,357,763	(1,447,071)	541,158	(1,130,064)	3,215,491
Contract owners’ equity at beginning of period	23,349,214	18,991,451	13,538,732	12,997,574	19,602,003	16,386,512

Contract owners’ equity at end of period	$26,363,324	$23,349,214	$12,091,661	$13,538,732	$18,471,939	$19,602,003

	2015	2014	2015	2014	2015	2014
Units, beginning of period	316,708	278,504	521,052	553,275	491,157	454,512
Units issued	88,338	68,354	32,050	81,439	101,581	90,783
Units redeemed	(57,999)	(30,150)	(71,201)	(113,662)	(113,585)	(54,138)

Units, end of period	347,047	316,708	481,901	521,052	479,153	491,157

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Natural Resources Trust Series I
	2015	2014	2015	2014	2015	2014 (d)
Income:
Dividend distributions received	$1,944	$—	$—	$—	$—	$102,621
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,944	—	—	—	—	102,621

Realized gains (losses) on investments:
Capital gain distributions received	320	1,428	38	960	—	—
Net realized gain (loss)	—	—	—	—	—	(1,448,143)

Realized gains (losses)	320	1,428	38	960	—	(1,448,143)

Unrealized appreciation (depreciation) during the period	(1)	—	—	(1)	—	817,292

Net increase (decrease) in contract owners’ equity from operations	2,263	1,428	38	959	—	(528,230)

Changes from principal transactions:
Purchase payments	160,303,691	143,178,326	2,423,973	2,625,767	—	290,378
Transfers between sub-accounts and the company	(151,867,873)	(193,676,043)	6,675,502	13,813,966	—	(5,980,154)
Transfers on general account policy loans	(1,060,161)	(923,330)	133,134	196,518	—	(10,682)
Withdrawals	20,316,400	47,032,554	(3,840,816)	(21,346,502)	—	(191,188)
Annual contract fee	(7,547,798)	(8,248,677)	(3,184,726)	(3,380,319)	—	(300,978)

Net increase (decrease) in contract owners’ equity from principal transactions	20,144,259	(12,637,170)	2,207,067	(8,090,570)	—	(6,192,624)

Total increase (decrease) in contract owners’ equity	20,146,522	(12,635,742)	2,207,105	(8,089,611)	—	(6,720,854)
Contract owners’ equity at beginning of period	88,240,146	100,875,888	34,120,041	42,209,652	—	6,720,854

Contract owners’ equity at end of period	$108,386,668	$88,240,146	$36,327,146	$34,120,041	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,078,503	5,806,079	1,384,341	1,712,369	—	162,444
Units issued	9,689,013	8,645,798	387,242	832,261	—	56,098
Units redeemed	(8,529,239)	(9,373,374)	(297,760)	(1,160,289)	—	(218,542)

Units, end of period	6,238,277	5,078,503	1,473,823	1,384,341	—	—

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Natural Resources Trust Series NAV		PIMCO All Asset (c)		Real Estate Securities Trust Series I
	2015	2014 (d)	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$382,319	$706,854	$1,248,464	$558,149	$468,226
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	382,319	706,854	1,248,464	558,149	468,226

Realized gains (losses) on investments:
Capital gain distributions received	—	1	—	—	—	—
Net realized gain (loss)	—	(3,361,831)	(418,923)	71,914	1,303,875	396,715

Realized gains (losses)	—	(3,361,830)	(418,923)	71,914	1,303,875	396,715

Unrealized appreciation (depreciation) during the period	—	1,017,202	(2,550,574)	(1,044,882)	(1,144,447)	6,933,940

Net increase (decrease) in contract owners’ equity from operations	—	(1,962,309)	(2,262,643)	275,496	717,577	7,798,881

Changes from principal transactions:
Purchase payments	—	2,802,882	1,441,023	1,890,593	587,904	651,012
Transfers between sub-accounts and the company	—	(23,422,852)	(289,123)	(5,372,008)	(491,673)	1,266,271
Transfers on general account policy loans	—	(222,994)	(287,803)	(232,980)	(107,797)	(266,559)
Withdrawals	—	(399,951)	(397,765)	(2,423,984)	(1,520,512)	(1,401,638)
Annual contract fee	—	(1,027,590)	(958,209)	(1,116,476)	(1,328,822)	(1,299,667)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,270,505)	(491,877)	(7,254,855)	(2,860,900)	(1,050,581)

Total increase (decrease) in contract owners’ equity	—	(24,232,814)	(2,754,520)	(6,979,359)	(2,143,323)	6,748,300
Contract owners’ equity at beginning of period	—	24,232,814	24,125,603	31,104,962	31,721,334	24,973,034

Contract owners’ equity at end of period	$—	$—	$21,371,083	$24,125,603	$29,578,011	$31,721,334

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	1,385,707	1,461,396	1,893,719	190,987	198,065
Units issued	—	289,494	259,813	265,232	8,454	11,969
Units redeemed	—	(1,675,201)	(282,221)	(697,555)	(25,999)	(19,047)

Units, end of period	—	—	1,438,988	1,461,396	173,442	190,987

(c)	Sub-account that invests in non-affiliated Trust.
(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I		Real Return Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$884,931	$587,927	$231,427	$104,414	$956,275	$367,388
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	884,931	587,927	231,427	104,414	956,275	367,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Realized gains (losses)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Unrealized appreciation (depreciation) during the period	(1,990,272)	7,210,808	(334,590)	38,927	(1,275,651)	535,145

Net increase (decrease) in contract owners’ equity from operations	1,260,381	8,733,904	(114,342)	172,495	(490,336)	662,123

Changes from principal transactions:
Purchase payments	4,737,777	4,222,681	107,077	166,925	1,982,018	1,730,366
Transfers between sub-accounts and the company	5,001,107	3,953,950	480,686	(411,438)	2,777,627	(3,230,802)
Transfers on general account policy loans	(448,389)	(257,957)	593	(3,503)	(280,088)	(49,672)
Withdrawals	(509,155)	(555,939)	(110,127)	(146,035)	(91,191)	(132,805)
Annual contract fee	(2,047,108)	(1,610,847)	(207,621)	(224,563)	(699,942)	(608,838)

Net increase (decrease) in contract owners’ equity from principal transactions	6,734,232	5,751,888	270,608	(618,614)	3,688,424	(2,291,751)

Total increase (decrease) in contract owners’ equity	7,994,613	14,485,792	156,266	(446,119)	3,198,088	(1,629,628)
Contract owners’ equity at beginning of period	39,373,149	24,887,357	3,388,991	3,835,110	11,636,933	13,266,561

Contract owners’ equity at end of period	$47,367,762	$39,373,149	$3,545,257	$3,388,991	$14,835,021	$11,636,933

	2015	2014	2015	2014	2015	2014
Units, beginning of period	283,445	236,054	156,403	185,422	779,040	931,537
Units issued	93,073	81,332	32,622	10,005	385,484	186,386
Units redeemed	(44,808)	(33,941)	(20,445)	(39,024)	(141,302)	(338,883)

Units, end of period	331,710	283,445	168,580	156,403	1,023,222	779,040

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Short Term Government Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$112,156	$130,629
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	112,156	130,629

Realized gains (losses) on investments:
Capital gain distributions received	2,828,524	568,626	2,758,668	350,972	—	(1)
Net realized gain (loss)	2,278,582	1,534,657	874,295	712,892	(49,800)	(58,883)

Realized gains (losses)	5,107,106	2,103,283	3,632,963	1,063,864	(49,800)	(58,884)

Unrealized appreciation (depreciation) during the period	(4,041,616)	82,945	(2,690,230)	290,057	(21,973)	15,119

Net increase (decrease) in contract owners’ equity from operations	1,065,490	2,186,228	942,733	1,353,921	40,383	86,864

Changes from principal transactions:
Purchase payments	564,080	620,270	1,445,642	1,122,443	583,497	524,325
Transfers between sub-accounts and the company	1,085,062	193,133	4,012,727	2,271,426	119,445	(1,304,259)
Transfers on general account policy loans	2,708	(111,160)	(256,678)	(96,630)	14,432	39,265
Withdrawals	(894,135)	(372,685)	(335,636)	(223,226)	(208,477)	(540,717)
Annual contract fee	(935,091)	(911,976)	(760,082)	(588,142)	(672,275)	(665,641)

Net increase (decrease) in contract owners’ equity from principal transactions	(177,376)	(582,418)	4,105,973	2,485,871	(163,378)	(1,947,027)

Total increase (decrease) in contract owners’ equity	888,114	1,603,810	5,048,706	3,839,792	(122,995)	(1,860,163)
Contract owners’ equity at beginning of period	18,892,633	17,288,823	13,045,994	9,206,202	6,284,027	8,144,190

Contract owners’ equity at end of period	$19,780,747	$18,892,633	$18,094,700	$13,045,994	$6,161,032	$6,284,027

	2015	2014	2015	2014	2015	2014
Units, beginning of period	557,374	575,825	485,669	387,120	591,551	775,432
Units issued	127,815	74,089	264,008	184,324	80,432	44,039
Units redeemed	(138,200)	(92,540)	(118,794)	(85,775)	(95,720)	(227,920)

Units, end of period	546,989	557,374	630,883	485,669	576,263	591,551

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I		Small Cap Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$238,783	$235,217	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	238,783	235,217	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	519,369	405,719	3,291,833	2,369,822
Net realized gain (loss)	(84,472)	(93,378)	204,788	114,678	254,347	907,221

Realized gains (losses)	(84,472)	(93,378)	724,157	520,397	3,546,180	3,277,043

Unrealized appreciation (depreciation) during the period	(73,681)	(509)	(948,255)	(324,802)	(5,215,031)	(2,135,083)

Net increase (decrease) in contract owners’ equity from operations	80,630	141,330	(224,098)	195,595	(1,668,851)	1,141,960

Changes from principal transactions:
Purchase payments	2,371,230	2,305,975	75,684	94,157	1,507,125	1,511,069
Transfers between sub-accounts and the company	34,481	(1,027,387)	336,650	(107,160)	1,541,142	508,947
Transfers on general account policy loans	(35,901)	(147,232)	(22,654)	843	(207,051)	(24,341)
Withdrawals	(218,445)	(800,536)	(60,011)	(82,818)	(409,804)	(366,630)
Annual contract fee	(636,189)	(597,494)	(108,331)	(106,351)	(794,816)	(692,393)

Net increase (decrease) in contract owners’ equity from principal transactions	1,515,176	(266,674)	221,338	(201,329)	1,636,596	936,652

Total increase (decrease) in contract owners’ equity	1,595,806	(125,344)	(2,760)	(5,734)	(32,255)	2,078,612
Contract owners’ equity at beginning of period	11,868,888	11,994,232	2,585,941	2,591,675	16,723,322	14,644,710

Contract owners’ equity at end of period	$13,464,694	$11,868,888	$2,583,181	$2,585,941	$16,691,067	$16,723,322

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,114,453	1,139,695	93,566	100,872	510,196	480,753
Units issued	372,852	331,448	47,600	13,264	137,214	115,975
Units redeemed	(231,721)	(356,690)	(38,622)	(20,570)	(89,164)	(86,532)

Units, end of period	1,255,584	1,114,453	102,544	93,566	558,246	510,196

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$91,420	$86,867	$234,979	$188,511	$24,748	$17,096
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	91,420	86,867	234,979	188,511	24,748	17,096

Realized gains (losses) on investments:
Capital gain distributions received	722,307	591,043	1,726,872	1,183,686	1,193,084	—
Net realized gain (loss)	582,966	170,034	314,226	490,946	501,986	1,808,830

Realized gains (losses)	1,305,273	761,077	2,041,098	1,674,632	1,695,070	1,808,830

Unrealized appreciation (depreciation) during the period	(1,784,566)	(447,634)	(3,316,736)	(1,014,784)	(3,323,741)	(1,046,447)

Net increase (decrease) in contract owners’ equity from operations	(387,873)	400,310	(1,040,659)	848,359	(1,603,923)	779,479

Changes from principal transactions:
Purchase payments	256,607	333,262	2,105,441	1,948,876	1,090,870	1,171,092
Transfers between sub-accounts and the company	64,475	(161,564)	854,632	2,874,383	(785,371)	(2,654,934)
Transfers on general account policy loans	58,120	688	(173,636)	(94,896)	35,650	(89,354)
Withdrawals	(839,718)	(263,359)	(465,911)	(510,160)	(1,930,273)	(1,618,057)
Annual contract fee	(346,639)	(400,160)	(850,021)	(787,990)	(1,835,898)	(1,903,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(807,155)	(491,133)	1,470,505	3,430,213	(3,425,022)	(5,094,323)

Total increase (decrease) in contract owners’ equity	(1,195,028)	(90,823)	429,846	4,278,572	(5,028,945)	(4,314,844)
Contract owners’ equity at beginning of period	9,477,107	9,567,930	20,586,802	16,308,230	35,642,798	39,957,642

Contract owners’ equity at end of period	$8,282,079	$9,477,107	$21,016,648	$20,586,802	$30,613,853	$35,642,798

	2015	2014	2015	2014	2015	2014
Units, beginning of period	291,384	307,676	792,990	657,747	903,210	1,036,677
Units issued	15,490	20,445	202,305	224,611	6,627	11,199
Units redeemed	(40,018)	(36,737)	(146,791)	(89,368)	(91,809)	(144,666)

Units, end of period	266,856	291,384	848,504	792,990	818,028	903,210

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$18,793	$10,784	$14,215	$19,242	$137,374	$152,685
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,793	10,784	14,215	19,242	137,374	152,685

Realized gains (losses) on investments:
Capital gain distributions received	585,750	—	448,477	346,872	3,849,597	2,482,684
Net realized gain (loss)	842,414	904,900	221,078	131,961	754,409	1,057,885

Realized gains (losses)	1,428,164	904,900	669,555	478,833	4,604,006	3,540,569

Unrealized appreciation (depreciation) during the period	(2,239,239)	(490,860)	(707,367)	(284,548)	(5,119,373)	(2,098,779)

Net increase (decrease) in contract owners’ equity from operations	(792,282)	424,824	(23,597)	213,527	(377,993)	1,594,475

Changes from principal transactions:
Purchase payments	1,344,310	1,369,013	110,515	105,513	2,569,224	2,586,144
Transfers between sub-accounts and the company	(1,363,445)	2,088,388	600,407	(84,746)	1,872,081	400,199
Transfers on general account policy loans	(138,449)	(107,499)	(6,257)	21,009	(210,996)	(285,555)
Withdrawals	(173,788)	(144,016)	(57,600)	(36,991)	(344,667)	(419,472)
Annual contract fee	(662,173)	(670,629)	(167,512)	(147,186)	(1,183,989)	(1,016,226)

Net increase (decrease) in contract owners’ equity from principal transactions	(993,545)	2,535,257	479,553	(142,401)	2,701,653	1,265,090

Total increase (decrease) in contract owners’ equity	(1,785,827)	2,960,081	455,956	71,126	2,323,660	2,859,565
Contract owners’ equity at beginning of period	15,966,963	13,006,882	3,053,784	2,982,658	23,606,709	20,747,144

Contract owners’ equity at end of period	$14,181,136	$15,966,963	$3,509,740	$3,053,784	$25,930,369	$23,606,709

	2015	2014	2015	2014	2015	2014
Units, beginning of period	821,726	685,630	124,181	129,994	341,185	321,590
Units issued	143,139	293,776	69,450	21,258	92,904	66,202
Units redeemed	(195,701)	(157,680)	(48,948)	(27,071)	(54,334)	(46,607)

Units, end of period	769,164	821,726	144,683	124,181	379,755	341,185

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$168,823	$4,197	$261,759	$9,952	$218,338	$406,825
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	168,823	4,197	261,759	9,952	218,338	406,825

Realized gains (losses) on investments:
Capital gain distributions received	1,734,381	308,413	2,467,706	366,842	(2)	—
Net realized gain (loss)	797,558	755,687	575,088	940,363	(104,134)	(182,308)

Realized gains (losses)	2,531,939	1,064,100	3,042,794	1,307,205	(104,136)	(182,308)

Unrealized appreciation (depreciation) during the period	(3,420,750)	(1,075,029)	(4,323,061)	(1,268,836)	3,440	257,564

Net increase (decrease) in contract owners’ equity from operations	(719,988)	(6,732)	(1,018,508)	48,321	117,642	482,081

Changes from principal transactions:
Purchase payments	394,980	429,772	2,301,113	2,208,499	324,449	366,594
Transfers between sub-accounts and the company	(519,651)	(327,532)	(108,990)	706,534	139,586	(125,137)
Transfers on general account policy loans	(66,029)	34,076	(141,409)	(166,759)	(8,629)	(1,484)
Withdrawals	(524,522)	(658,028)	(332,365)	(636,855)	(478,442)	(769,882)
Annual contract fee	(545,633)	(551,543)	(762,673)	(709,465)	(665,050)	(629,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,260,855)	(1,073,255)	955,676	1,401,954	(688,086)	(1,159,243)

Total increase (decrease) in contract owners’ equity	(1,980,843)	(1,079,987)	(62,832)	1,450,275	(570,444)	(677,162)
Contract owners’ equity at beginning of period	13,756,038	14,836,025	17,573,086	16,122,811	9,148,617	9,825,779

Contract owners’ equity at end of period	$11,775,195	$13,756,038	$17,510,254	$17,573,086	$8,578,173	$9,148,617

	2015	2014	2015	2014	2015	2014
Units, beginning of period	401,390	433,370	770,242	707,659	354,263	399,740
Units issued	6,528	13,657	124,385	146,033	22,699	32,285
Units redeemed	(43,937)	(45,637)	(82,347)	(83,450)	(48,783)	(77,762)

Units, end of period	363,981	401,390	812,280	770,242	328,179	354,263

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2015	2014	2015	2014	2015 (e)	2014
Income:
Dividend distributions received	$637,258	$1,049,890	$487,338	$502,768	$2,281,449	$658,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	637,258	1,049,890	487,338	502,768	2,281,449	658,447

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	1,038,481	—
Net realized gain (loss)	(276,360)	(216,486)	15,095	7,674	(3,692,056)	(87,561)

Realized gains (losses)	(276,361)	(216,486)	15,095	7,674	(2,653,575)	(87,561)

Unrealized appreciation (depreciation) during the period	(89,979)	287,243	(460,773)	339,525	766,074	416,131

Net increase (decrease) in contract owners’ equity from operations	270,918	1,120,647	41,660	849,967	393,948	987,017

Changes from principal transactions:
Purchase payments	2,189,380	2,863,400	2,017,818	1,795,843	143,333	739,450
Transfers between sub-accounts and the company	1,352,574	(263,868)	328,695	1,012,726	(19,366,416)	(1,334,084)
Transfers on general account policy loans	(539,415)	(153,171)	(118,822)	(159,995)	(78,039)	1,131
Withdrawals	(494,438)	(938,409)	(365,306)	(185,299)	(281,456)	(1,995,438)
Annual contract fee	(1,045,059)	(1,009,631)	(823,600)	(782,510)	(255,685)	(861,390)

Net increase (decrease) in contract owners’ equity from principal transactions	1,463,042	498,321	1,038,785	1,680,765	(19,838,263)	(3,450,331)

Total increase (decrease) in contract owners’ equity	1,733,960	1,618,968	1,080,445	2,530,732	(19,444,315)	(2,463,314)
Contract owners’ equity at beginning of period	24,082,506	22,463,538	16,086,311	13,555,579	19,444,315	21,907,629

Contract owners’ equity at end of period	$25,816,466	$24,082,506	$17,166,756	$16,086,311	$—	$19,444,315

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,257,663	1,233,275	680,930	608,566	647,736	764,350
Units issued	419,352	414,345	151,717	138,092	5,919	29,252
Units redeemed	(345,740)	(389,957)	(108,175)	(65,728)	(653,655)	(145,866)

Units, end of period	1,331,275	1,257,663	724,472	680,930	—	647,736

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2015 (e)	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,803,267	$1,680,436	$75,881	$71,207	$404,839	$271,925
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,803,267	1,680,436	75,881	71,207	404,839	271,925

Realized gains (losses) on investments:
Capital gain distributions received	2,641,559	—	162,535	98,840	784,979	351,080
Net realized gain (loss)	(9,274,445)	(563,590)	527,132	724,749	949,766	1,114,104

Realized gains (losses)	(6,632,886)	(563,590)	689,667	823,589	1,734,745	1,465,184

Unrealized appreciation (depreciation) during the period	1,703,905	1,072,338	(784,160)	(202,093)	(2,339,397)	664,492

Net increase (decrease) in contract owners’ equity from operations	874,286	2,189,184	(18,612)	692,703	(199,813)	2,401,601

Changes from principal transactions:
Purchase payments	2,520,827	6,439,436	290,659	268,407	3,117,449	2,354,232
Transfers between sub-accounts and the company	(52,363,202)	69,635	93,596	(474,952)	4,909,778	3,399,207
Transfers on general account policy loans	(190,100)	(544,699)	(46,033)	9,861	(228,504)	(230,111)
Withdrawals	(316,997)	(1,081,739)	(331,413)	(371,851)	(303,083)	(370,852)
Annual contract fee	(734,533)	(2,275,513)	(497,429)	(459,735)	(1,014,277)	(863,429)

Net increase (decrease) in contract owners’ equity from principal transactions	(51,084,005)	2,607,120	(490,620)	(1,028,270)	6,481,363	4,289,047

Total increase (decrease) in contract owners’ equity	(50,209,719)	4,796,304	(509,232)	(335,567)	6,281,550	6,690,648
Contract owners’ equity at beginning of period	50,209,719	45,413,415	6,103,702	6,439,269	24,387,055	17,696,407

Contract owners’ equity at end of period	$—	$50,209,719	$5,594,470	$6,103,702	$30,668,605	$24,387,055

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,783,962	2,637,099	254,889	299,757	305,904	247,420
Units issued	197,168	829,696	26,174	16,209	116,324	108,324
Units redeemed	(2,981,130)	(682,833)	(45,952)	(61,077)	(35,480)	(49,840)

Units, end of period	—	2,783,962	235,111	254,889	386,748	305,904

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$310,444	$239,707	$176,113	$104,776	$9,608	$9,255
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	310,444	239,707	176,113	104,776	9,608	9,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Realized gains (losses)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Unrealized appreciation (depreciation) during the period	(776,931)	674,273	(271,284)	250,765	(6,182)	(4,895)

Net increase (decrease) in contract owners’ equity from operations	79,828	1,735,967	75,202	665,357	(470)	(228)

Changes from principal transactions:
Purchase payments	537,120	644,007	1,542,785	665,700	65,232	24,902
Transfers between sub-accounts and the company	460,041	(346,509)	430,907	853,046	235,632	22,013
Transfers on general account policy loans	(31,209)	(67,489)	(9,372)	(1,786)	12,109	(104)
Withdrawals	(767,977)	(656,306)	(91,072)	(362,506)	(21,158)	(41,200)
Annual contract fee	(954,956)	(911,410)	(467,669)	(350,714)	(63,268)	(53,076)

Net increase (decrease) in contract owners’ equity from principal transactions	(756,981)	(1,337,707)	1,405,579	803,740	228,547	(47,465)

Total increase (decrease) in contract owners’ equity	(677,153)	398,260	1,480,781	1,469,097	228,077	(47,693)
Contract owners’ equity at beginning of period	16,856,166	16,457,906	7,330,065	5,860,968	619,902	667,595

Contract owners’ equity at end of period	$16,179,013	$16,856,166	$8,810,846	$7,330,065	$847,979	$619,902

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,152,065	1,248,912	500,073	444,134	61,686	66,419
Units issued	77,628	140,492	187,873	148,888	36,516	21,490
Units redeemed	(129,704)	(237,339)	(89,988)	(92,949)	(13,789)	(26,223)

Units, end of period	1,099,989	1,152,065	597,958	500,073	84,413	61,686

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$59,323	$49,379	$129,736	$151,089	$471,754	$460,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	59,323	49,379	129,736	151,089	471,754	460,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	402,872	214,045	1,401,310	550,593
Net realized gain (loss)	(26,897)	(23,370)	102,651	550,271	346,827	836,635

Realized gains (losses)	(26,897)	(23,370)	505,523	764,316	1,748,137	1,387,228

Unrealized appreciation (depreciation) during the period	(32,643)	(25,598)	(1,271,430)	(310,710)	(4,531,003)	(259,004)

Net increase (decrease) in contract owners’ equity from operations	(217)	411	(636,171)	604,695	(2,311,112)	1,588,780

Changes from principal transactions:
Purchase payments	458,065	755,032	102,007	150,934	1,453,797	1,779,628
Transfers between sub-accounts and the company	824,362	216,217	(232,486)	(44,344)	298,212	1,110,348
Transfers on general account policy loans	(99,036)	(55,981)	(103,878)	(200,226)	(51,260)	(79,689)
Withdrawals	(113,022)	(34,207)	(203,752)	(310,052)	(370,564)	(510,047)
Annual contract fee	(240,378)	(172,100)	(193,753)	(238,832)	(700,232)	(694,862)

Net increase (decrease) in contract owners’ equity from principal transactions	829,991	708,961	(631,862)	(642,520)	629,953	1,605,378

Total increase (decrease) in contract owners’ equity	829,774	709,372	(1,268,033)	(37,825)	(1,681,159)	3,194,158
Contract owners’ equity at beginning of period	3,408,659	2,699,287	4,884,453	4,922,278	15,057,635	11,863,477

Contract owners’ equity at end of period	$4,238,433	$3,408,659	$3,616,420	$4,884,453	$13,376,476	$15,057,635

	2015	2014	2015	2014	2015	2014
Units, beginning of period	338,480	268,119	130,870	148,485	503,945	447,562
Units issued	180,410	208,054	5,235	46,619	100,493	148,417
Units redeemed	(98,068)	(137,693)	(22,429)	(64,234)	(79,058)	(92,034)

Units, end of period	420,822	338,480	113,676	130,870	525,380	503,945

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series NAV
	2015	2014	2015	2014
Income:
Dividend distributions received	$83,450	$77,891	$84,961	$63,140
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—

Net investment income (loss)	83,450	77,891	84,961	63,140

Realized gains (losses) on investments:
Capital gain distributions received	2,000,129	1,587,809	1,761,000	1,096,663
Net realized gain (loss)	585,006	513,777	418,488	884,927

Realized gains (losses)	2,585,135	2,101,586	2,179,488	1,981,590

Unrealized appreciation (depreciation) during the period	(4,019,296)	(617,550)	(3,553,329)	(923,335)

Net increase (decrease) in contract owners’ equity from operations	(1,350,711)	1,561,927	(1,288,880)	1,121,395

Changes from principal transactions:
Purchase payments	365,700	358,617	1,301,946	1,171,568
Transfers between sub-accounts and the company	(674,120)	(8,553)	1,248,590	1,227,126
Transfers on general account policy loans	17,447	34,899	(41,024)	32,365
Withdrawals	(551,666)	(1,068,315)	(194,119)	(102,189)
Annual contract fee	(813,575)	(825,954)	(678,216)	(571,105)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,656,214)	(1,509,306)	1,637,177	1,757,765

Total increase (decrease) in contract owners’ equity	(3,006,925)	52,621	348,297	2,879,160
Contract owners’ equity at beginning of period	16,879,093	16,826,472	12,883,998	10,004,838

Contract owners’ equity at end of period	$13,872,168	$16,879,093	$13,232,295	$12,883,998

	2015	2014	2015	2014
Units, beginning of period	289,978	317,466	474,386	404,786
Units issued	4,388	9,796	158,522	169,290
Units redeemed	(32,788)	(37,284)	(98,361)	(99,690)

Units, end of period	261,578	289,978	534,547	474,386

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series NAV	04/27/2015

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,755,328,301	—	—	3,755,328,301

Total	$3,755,328,301	—	—	3,755,328,301

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$37,680,458	$26,470,841
Active Bond Trust Series I	1,079,773	988,994
Active Bond Trust Series NAV	7,200,695	2,077,784
All Cap Core Trust Series I	401,481	1,409,189
All Cap Core Trust Series NAV	1,245,916	1,575,236
Alpha Opportunities Trust Series I	148,766	175,256
Alpha Opportunities Trust Series NAV	1,605,777	969,445
American Asset Allocation Trust Series I	28,576,904	13,326,646
American Global Growth Trust Series I	4,565,344	1,195,518
American Growth Trust Series I	11,493,160	12,096,423
American Growth-Income Trust Series I	16,893,807	9,760,039
American International Trust Series I	9,088,491	6,455,215
American New World Trust Series I	7,056,232	1,554,382
Blue Chip Growth Trust Series I	11,436,496	6,953,144
Blue Chip Growth Trust Series NAV	24,856,826	6,876,146
Bond Trust Series I	320,181	581,345
Bond Trust Series NAV	1,285,389	1,872,879
Capital Appreciation Trust Series I	7,656,206	5,311,953
Capital Appreciation Trust Series NAV	8,520,924	5,589,079
Capital Appreciation Value Trust Series I	2,985,576	3,049,932
Capital Appreciation Value Trust Series NAV	15,947,169	3,466,442
Core Bond Trust Series I	20,636,316	1,773,543
Core Bond Trust Series NAV	58,850,164	10,404,934
Core Strategy Trust Series I	173,257	326,464
Core Strategy Trust Series NAV	21,603,426	15,175,000
Emerging Markets Value Trust Series I	539,357	596,706
Emerging Markets Value Trust Series NAV	11,004,255	5,687,949
Equity-Income Trust Series I	5,400,608	5,202,068
Equity-Income Trust Series NAV	16,908,595	12,456,113
Financial Industries Trust Series I	1,001,244	215,973
Financial Industries Trust Series NAV	5,941,368	1,667,448
Franklin Templeton Founding Allocation Trust Series I	26,660	21,701
Franklin Templeton Founding Allocation Trust Series NAV	10,473,169	1,967,769
Fundamental All Cap Core Trust Series I	482,791	350,831
Fundamental All Cap Core Trust Series NAV	2,987,140	1,912,156
Fundamental Large Cap Value Trust Series I	1,397,718	3,971,103
Fundamental Large Cap Value Trust Series NAV	9,937,084	5,667,296
Global Bond Trust Series I	418,267	869,781
Global Bond Trust Series NAV	6,402,236	5,067,413
Global Trust Series I	622,812	1,951,310
Global Trust Series NAV	6,205,837	7,859,758
Health Sciences Trust Series I	6,437,704	7,377,299
Health Sciences Trust Series NAV	18,606,656	7,798,338
High Yield Trust Series I	1,652,066	1,903,063
High Yield Trust Series NAV	8,548,649	6,247,133
International Core Trust Series I	3,573,451	1,401,376
International Core Trust Series NAV	9,753,173	3,232,469
International Equity Index Trust B Series I	1,081,454	1,130,118
International Equity Index Trust B Series NAV	13,165,608	4,282,386

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series I	$205,966	$397,762
International Growth Stock Trust Series NAV	3,146,113	856,278
International Small Company Trust Series I	1,913,214	2,314,437
International Small Company Trust Series NAV	8,840,998	2,494,988
International Value Trust Series I	794,516	2,754,262
International Value Trust Series NAV	6,001,302	6,394,960
Investment Quality Bond Trust Series I	1,086,648	1,739,416
Investment Quality Bond Trust Series NAV	4,977,099	2,092,631
Lifestyle Aggressive MVP Series I	835,651	1,842,223
Lifestyle Aggressive MVP Series NAV	20,179,480	16,220,654
Lifestyle Aggressive Trust PS Series NAV	466,814	104,538
Lifestyle Balanced MVP Series I	6,797,816	6,035,739
Lifestyle Balanced MVP Series NAV	72,422,542	33,957,805
Lifestyle Balanced Trust PS Series NAV	17,894,701	733,447
Lifestyle Conservative MVP Series I	733,406	776,766
Lifestyle Conservative MVP Series NAV	8,347,093	6,742,730
Lifestyle Conservative Trust PS Series NAV	1,152,898	687,237
Lifestyle Growth MVP Series I	3,899,019	10,664,440
Lifestyle Growth MVP Series NAV	63,475,859	39,490,363
Lifestyle Growth Trust PS Series NAV	19,743,992	741,461
Lifestyle Moderate MVP Series I	1,842,806	2,070,553
Lifestyle Moderate MVP Series NAV	18,994,624	8,058,367
Lifestyle Moderate Trust PS Series NAV	4,898,243	265,029
M Capital Appreciation (a)	4,380,709	1,057,075
M International Equity (a)	5,814,424	2,898,688
M Large Cap Growth (a)	4,878,459	3,036,116
M Large Cap Value (a)	3,805,266	2,117,758
Mid Cap Index Trust Series I	4,044,783	4,053,291
Mid Cap Index Trust Series NAV	10,447,183	5,419,915
Mid Cap Stock Trust Series I	4,951,049	3,004,961
Mid Cap Stock Trust Series NAV	12,051,102	4,494,094
Mid Value Trust Series I	3,332,372	1,856,641
Mid Value Trust Series NAV	7,828,988	4,594,214
Money Market Trust B Series NAV	168,291,139	148,144,617
Money Market Trust Series I	9,551,291	7,344,186
PIMCO All Asset (a)	4,833,916	4,618,939
Real Estate Securities Trust Series I	1,974,459	4,277,210
Real Estate Securities Trust Series NAV	13,821,828	6,202,664
Real Return Bond Trust Series I	945,561	443,528
Real Return Bond Trust Series NAV	6,764,614	2,119,915
Science & Technology Trust Series I	7,455,545	4,804,399
Science & Technology Trust Series NAV	10,118,975	3,254,333
Short Term Government Income Trust Series I	973,390	1,024,613
Short Term Government Income Trust Series NAV	4,240,572	2,486,614
Small Cap Growth Trust Series I	1,845,836	1,105,128
Small Cap Growth Trust Series NAV	7,832,012	2,903,581
Small Cap Index Trust Series I	1,324,987	1,318,416
Small Cap Index Trust Series NAV	7,239,329	3,806,973
Small Cap Opportunities Trust Series I	1,476,663	3,683,852
Small Cap Opportunities Trust Series NAV	3,415,139	3,804,140
Small Cap Value Trust Series I	2,174,663	1,232,417
Small Cap Value Trust Series NAV	10,473,329	3,784,704

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Company Value Trust Series I	$2,122,677	$1,480,329
Small Company Value Trust Series NAV	5,536,613	1,851,473
Strategic Income Opportunities Trust Series I	813,630	1,283,380
Strategic Income Opportunities Trust Series NAV	8,819,747	6,719,448
Total Bond Market Trust B Series NAV	4,098,348	2,572,226
Total Return Trust Series I (b)	3,501,452	20,019,786
Total Return Trust Series NAV (b)	12,052,519	54,691,695
Total Stock Market Index Trust Series I	870,499	1,122,702
Total Stock Market Index Trust Series NAV	10,516,935	2,845,752
U.S. Equity Trust Series I	1,457,186	1,903,722
U.S. Equity Trust Series NAV	2,914,537	1,332,846
Ultra Short Term Bond Trust Series I	376,805	138,650
Ultra Short Term Bond Trust Series NAV	1,877,991	988,677
Utilities Trust Series I	713,078	812,332
Utilities Trust Series NAV	4,759,377	2,256,360
Value Trust Series I	2,340,030	1,912,665
Value Trust Series NAV	6,149,553	2,666,416

(a)	Sub-account that invests in non-affiliated Trust.
(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2015	5,508	$43.20 to $27.01	$203,858	0.00% to 0.00%	1.77%	1.15% to 1.15%
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03
	2011	3,858	24.63 to 15.40	80,332	0.00 to 0.00	1.83	1.87 to 1.86

Active Bond Trust Series I	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71
	2011	507	18.56 to 18.56	9,415	0.00 to 0.00	5.35	5.81 to 5.81

Active Bond Trust Series NAV	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32
	2011	115	60.42 to 60.42	6,938	0.00 to 0.00	6.05	5.97 to 5.97

All Cap Core Trust Series I	2015	263	33.19 to 33.19	8,724	0.00 to 0.00	0.93	2.59 to 2.59
	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57
	2011	410	18.84 to 18.84	7,731	0.00 to 0.00	1.00	0.41 to 0.41

All Cap Core Trust Series NAV	2015	286	20.76 to 20.76	5,947	0.00 to 0.00	1.06	2.64 to 2.64
	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44
	2011	128	11.76 to 11.76	1,501	0.00 to 0.00	1.31	0.40 to 0.40

Alpha Opportunities Trust Series I	2015	24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33
	2011	31	12.96 to 12.96	399	0.00 to 0.00	0.19	(8.14) to (8.14)

Alpha Opportunities Trust Series NAV	2015	137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	(0.03) to (0.03)
	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62
	2011	68	13.70 to 13.70	926	0.00 to 0.00	0.23	(8.02) to (8.02)

American Asset Allocation Trust Series I	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80
	2011	3,133	10.15 to 10.15	31,798	0.00 to 0.00	1.54	0.91 to 0.91

American Global Growth Trust Series I	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48
	2011	50	9.17 to 9.17	455	0.00 to 0.00	2.11	(9.24) to (9.24)

American Growth Trust Series I	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11
	2011	2,821	19.36 to 12.86	41,805	0.00 to 0.00	0.23	(4.63) to (4.63)

American Growth-Income Trust Series I	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27
	2011	3,280	17.35 to 11.62	48,915	0.00 to 0.00	1.17	(2.09) to (2.10)

American International Trust Series I	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	(4.82) to (4.82)
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	(3.05) to (4.20)
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22
	2011	1,950	23.31 to 13.24	31,810	0.00 to 0.00	1.39	(14.34) to (14.34)

American New World Trust Series I	2015	730	15.47 to 15.47	11,291	0.00 to 0.00	1.74	(3.66) to (3.66)
	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	(8.21) to (8.64)
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53
	2011	225	13.44 to 13.44	3,025	0.00 to 0.00	1.51	(14.33) to (14.33)

Blue Chip Growth Trust Series I	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Blue Chip Growth Trust Series I	2013	818	$46.05 to $46.05	$37,645	0.00% to 0.00%	0.27%	41.33% to 41.33%
	2012	891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31
	2011	1,039	27.54 to 27.54	28,596	0.00 to 0.00	0.01	1.44 to 1.44

Blue Chip Growth Trust Series NAV	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013	302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012	262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30
	2011	229	66.93 to 66.93	15,336	0.00 to 0.00	0.02	1.45 to 1.45

Bond Trust Series I	2015	73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014	98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013	66	10.57 to 10.57	694	0.00 to 0.00	2.42	(1.36) to (1.36)
	2012	92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34
	2011	91	10.08 to 10.08	922	0.00 to 0.00	13.72	0.78 to 0.78

Bond Trust Series NAV	2015	594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30
	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	(1.32) to (1.32)
	2012	511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99
	2011	435	10.08 to 10.08	4,385	0.00 to 0.00	14.74	0.82 to 0.82

Capital Appreciation Trust Series I	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012	1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98
	2011	1,726	14.18 to 14.18	24,469	0.00 to 0.00	0.07	0.07 to 0.07

Capital Appreciation Trust Series NAV	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012	743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07
	2011	705	13.90 to 13.90	9,798	0.00 to 0.00	0.11	0.11 to 0.11

Capital Appreciation Value Trust Series I	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012	40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60
	2011	45	11.12 to 11.12	501	0.00 to 0.00	1.70	3.13 to 3.13

Capital Appreciation Value Trust Series NAV	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012	823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74
	2011	523	11.12 to 11.12	5,814	0.00 to 0.00	2.16	3.09 to 3.09

Core Bond Trust Series I	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	(2.15) to (2.15)
	2012	102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46
	2011	81	18.35 to 18.35	1,494	0.00 to 0.00	4.35	8.32 to 8.32

Core Bond Trust Series NAV	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	(2.12) to (2.12)
	2012	250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76
	2011	128	14.71 to 14.71	1,887	0.00 to 0.00	4.64	8.32 to 8.32

Core Strategy Trust Series I	2015	108	14.66 to 14.66	1,581	0.00 to 0.00	2.12	(0.11) to (0.11)
	2014	124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013	133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012	18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53
	2011	12	10.32 to 10.32	124	0.00 to 0.00	3.66	0.20 to 0.20

Core Strategy Trust Series NAV	2015	9,236	14.73 to 14.73	136,012	0.00 to 0.00	2.36	(0.06) to (0.06)
	2014	9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013	8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012	3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54
	2011	2,113	10.34 to 10.34	21,837	0.00 to 0.00	3.15	0.19 to 0.19

Emerging Markets Value Trust Series I	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	(19.07) to (19.07)
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	(5.50) to (5.50)
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	(3.22) to (3.22)
	2012	521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53
	2011	491	13.01 to 13.01	6,385	0.00 to 0.00	1.53	(27.06) to (27.06)

Emerging Markets Value Trust Series NAV	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	(19.05) to (19.05)
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	(5.37) to (7.51)
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	(3.18) to (3.18)
	2012	1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09
	2011	778	10.43 to 10.43	8,114	0.00 to 0.00	1.65	(27.02) to (27.02)

Equity-Income Trust Series I	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	(6.75) to (6.75)
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity-Income Trust Series I	2013	1,079	$42.71 to $42.71	$46,083	0.00% to 0.00%	1.85%	30.05% to 30.05%
	2012	1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36
	2011	1,424	27.98 to 27.98	39,852	0.00 to 0.00	1.86	(0.81) to (0.81)

Equity-Income Trust Series NAV	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	(6.66) to (6.66)
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013	1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012	1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80
	2011	1,180	27.90 to 27.90	32,919	0.00 to 0.00	2.28	(0.76) to (0.76)

Financial Industries Trust Series I	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	(2.65) to (2.65)
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013	102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012	109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05
	2011	128	14.10 to 14.10	1,805	0.00 to 0.00	1.49	(9.51) to (9.51)

Financial Industries Trust Series NAV	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	(2.58) to (2.58)
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013	181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012	163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06
	2011	173	16.96 to 16.96	2,931	0.00 to 0.00	1.86	(9.39) to (9.39)

Franklin Templeton Founding Allocation Trust Series I	2015	27	13.67 to 13.67	371	0.00 to 0.00	2.75	(5.80) to (5.80)
	2014	28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013	28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012	34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26
	2011	35	9.74 to 9.74	342	0.00 to 0.00	3.02	(1.41) to (1.41)

Franklin Templeton Founding Allocation Trust Series NAV	2015	3,225	13.71 to 13.71	44,210	0.00 to 0.00	3.05	(5.75) to (5.75)
	2014	2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to (1.98)
	2013	1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012	1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32
	2011	856	9.75 to 9.75	8,340	0.00 to 0.00	3.61	(1.45) to (1.45)

Fundamental All Cap Core Trust Series I	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013	51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012	32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52
	2011	39	19.80 to 19.80	765	0.00 to 0.00	0.93	(2.08) to (2.08)

Fundamental All Cap Core Trust Series NAV	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013	634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012	565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03
	2011	580	11.74 to 11.74	6,814	0.00 to 0.00	1.08	(2.02) to (2.02)

Fundamental Large Cap Value Trust Series I	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	(1.11) to (1.11)
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013	235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012	48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43
	2011	16	15.56 to 15.56	242	0.00 to 0.00	0.92	1.75 to 1.75

Fundamental Large Cap Value Trust Series NAV	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	(1.06) to (1.06)
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013	837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012	134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71
	2011	34	10.94 to 10.94	367	0.00 to 0.00	1.22	1.90 to 1.90

Fundamental Value Trust Series I	2014	0	26.08 to 26.08	0	0.00 to 0.00	1.89	6.99 to 6.99
	2013	1,410	24.37 to 24.37	34,357	0.00 to 0.00	1.29	33.52 to 33.52
	2012	1,540	18.25 to 18.25	28,110	0.00 to 0.00	0.89	13.38 to 13.38
	2011	1,793	16.10 to 16.10	28,861	0.00 to 0.00	0.80	(3.78) to (3.78)

Fundamental Value Trust Series NAV	2014	0	18.67 to 18.67	0	0.00 to 0.00	1.98	7.01 to 5.55
	2013	745	17.45 to 17.45	13,008	0.00 to 0.00	1.32	33.62 to 33.62
	2012	772	13.06 to 13.06	10,077	0.00 to 0.00	1.02	13.40 to 6.37
	2011	768	11.52 to 11.52	8,846	0.00 to 0.00	0.90	(3.74) to (3.74)

Global Bond Trust Series I	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	(3.50) to (3.50)
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013	220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	(5.42) to (5.42)
	2012	240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03
	2011	253	29.65 to 29.65	7,490	0.00 to 0.00	6.22	9.08 to 9.08

Global Bond Trust Series NAV	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	(3.51) to (3.51)
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to (1.88)
	2013	753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	(5.54) to (5.54)
	2012	706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53
	2011	685	29.72 to 29.72	20,361	0.00 to 0.00	7.13	9.08 to 9.08

Global Trust Series I	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	(6.42) to (6.42)
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	(2.60) to (2.60)
	2013	218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012	238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series I	2011	350	$20.53 to $20.53	$7,177	0.00% to 0.00%	2.03%	(6.00)% to (6.00)%

Global Trust Series NAV	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	(6.33) to (6.33)
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	(2.51) to (6.31)
	2013	290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012	301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78
	2011	302	11.09 to 11.09	3,348	0.00 to 0.00	2.18	(5.96) to (5.96)

Health Sciences Trust Series I	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013	213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012	220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95
	2011	209	26.28 to 26.28	5,501	0.00 to 0.00	0.00	10.57 to 10.57

Health Sciences Trust Series NAV	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013	484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012	353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19
	2011	311	20.45 to 20.45	6,354	0.00 to 0.00	0.00	10.66 to 10.66

High Yield Trust Series I	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	(8.32) to (8.32)
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013	471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012	493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99
	2011	504	24.76 to 24.76	12,487	0.00 to 0.00	8.29	0.89 to 0.89

High Yield Trust Series NAV	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	(8.38) to (8.38)
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to (3.67)
	2013	1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012	993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73
	2011	752	16.33 to 16.33	12,285	0.00 to 0.00	9.04	1.14 to 1.14

International Core Trust Series I	2015	672	20.63 to 20.63	13,869	0.00 to 0.00	2.99	(5.45) to (5.45)
	2014	599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	(6.70) to (6.70)
	2013	627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012	739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05
	2011	837	16.27 to 16.27	13,611	0.00 to 0.00	2.29	(9.58) to (9.58)

International Core Trust Series NAV	2015	1,025	15.21 to 15.21	15,589	0.00 to 0.00	3.40	(5.32) to (5.32)
	2014	669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	(6.76) to (11.03)
	2013	538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012	413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16
	2011	448	11.96 to 11.96	5,352	0.00 to 0.00	2.57	(9.55) to (9.55)

International Equity Index Trust B Series I	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	(5.91) to (5.91)
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	(4.61) to (4.61)
	2013	1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012	1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	(5.80) to (5.80)
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	(4.57) to (7.23)
	2013	750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012	636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48
	2011	438	35.28 to 35.28	15,449	0.00 to 0.00	3.78	(13.99) to (13.99)

International Growth Stock Trust Series I	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	(2.27) to (2.27)
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013	190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012	201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	(2.23) to (2.23)
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to (2.81)
	2013	594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012	582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	(6.89) to (6.89)
	2013	526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012	529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20
	2011	582	10.10 to 10.10	5,878	0.00 to 0.00	1.60	(16.23) to (16.23)

International Small Company Trust Series NAV	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	(6.85) to (10.48)
	2013	709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012	599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82
	2011	556	10.12 to 10.12	5,621	0.00 to 0.00	1.78	(16.18) to (16.18)

International Value Trust Series I	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	(7.81) to (7.81)
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	(12.51) to (12.51)
	2013	648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012	682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38
	2011	799	18.18 to 18.18	14,513	0.00 to 0.00	2.36	(12.85) to (12.85)

International Value Trust Series NAV	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	(7.72) to (7.72)

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Value Trust Series NAV	2014		1,399	$15.44 to $15.44	$21,595	0.00% to 0.00%	3.03%	(12.47)% to (14.40)%
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012		1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36
	2011		961	11.71 to 11.71	11,254	0.00 to 0.00	2.69	(12.80) to (12.80)

Investment Quality Bond Trust Series I	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	(0.82) to (0.82)
	2014		361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	(1.92) to (1.92)
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59
	2011		507	30.43 to 30.43	15,434	0.00 to 0.00	4.04	8.07 to 8.07

Investment Quality Bond Trust Series NAV	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	(0.68) to (0.68)
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	(1.88) to (1.88)
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09
	2011		438	14.33 to 14.33	6,279	0.00 to 0.00	4.60	8.06 to 8.06

Lifestyle Aggressive MVP Series I	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	(5.85) to (5.85)
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61
	2011		745	20.79 to 20.79	15,490	0.00 to 0.00	1.67	(6.51) to (6.51)

Lifestyle Aggressive MVP Series NAV	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	(5.79) to (5.79)
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51
	2011		7,782	12.43 to 12.43	96,769	0.00 to 0.00	2.13	(6.46) to (6.46)

Lifestyle Aggressive Trust PS Series NAV	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	(1.51) to (1.51)
	2014	(f)	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	(2.25) to (2.25)
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87
	2011		2,368	26.86 to 26.86	63,613	0.00 to 0.00	3.26	0.62 to 0.62

Lifestyle Balanced MVP Series NAV	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	(2.20) to (2.20)
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76
	2011		15,495	13.34 to 13.34	206,692	0.00 to 0.00	3.73	0.67 to 0.67

Lifestyle Balanced Trust PS Series NAV	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	(f)	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52
	2011		214	29.63 to 29.63	6,332	0.00 to 0.00	4.47	4.23 to 4.23

Lifestyle Conservative MVP Series NAV	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72
	2011		1,582	13.84 to 13.84	21,901	0.00 to 0.00	4.66	4.27 to 4.27

Lifestyle Conservative Trust PS Series NAV	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	(f)	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	(4.53) to (4.53)
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87
	2011		3,507	24.21 to 24.21	84,891	0.00 to 0.00	2.70	(1.60) to (1.60)

Lifestyle Growth MVP Series NAV	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	(4.55) to (4.55)
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98
	2011		23,851	12.96 to 12.96	309,010	0.00 to 0.00	2.98	(1.55) to (1.55)

Lifestyle Growth Trust PS Series NAV	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	(f)	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	(0.91) to (0.91)
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67
	2011		505	28.05 to 28.05	14,164	0.00 to 0.00	3.39	2.33 to 2.33

Lifestyle Moderate MVP Series NAV	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	(0.86) to (0.86)

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate MVP Series NAV	2014	4,639	$17.27 to $17.27	$80,144	0.00% to 0.00%	3.06%	4.99% to 2.38%
	2013	4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012	3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97
	2011	3,199	13.48 to 13.48	43,126	0.00 to 0.00	4.06	2.38 to 2.38

Lifestyle Moderate Trust PS Series NAV	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013	3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	(6.58) to (6.58)
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013	123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012	114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43
	2011	110	46.29 to 46.29	5,098	0.00 to 0.00	0.00	(7.22) to (7.22)

M International Equity (e)	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	(3.94) to (3.94)
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	(7.06) to (10.07)
	2013	298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012	200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03
	2011	176	25.33 to 25.33	4,445	0.00 to 0.00	3.70	(13.56) to (13.56)

M Large Cap Growth (e)	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013	235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012	204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49
	2011	151	28.04 to 28.04	4,231	0.00 to 0.00	0.00	(0.80) to (0.80)

M Large Cap Value (e)	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	(0.66) to (0.66)
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013	354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012	299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97
	2011	276	13.81 to 13.81	3,810	0.00 to 0.00	0.38	(4.11) to (4.11)

Mid Cap Index Trust Series I	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	(2.60) to (2.60)
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013	399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012	412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48
	2011	463	24.63 to 24.63	11,392	0.00 to 0.00	0.65	(2.25) to (2.25)

Mid Cap Index Trust Series NAV	2015	1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	(2.54) to (2.54)
	2014	1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013	955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012	784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00
	2011	674	16.13 to 16.13	10,869	0.00 to 0.00	0.76	(2.14) to (2.14)

Mid Cap Stock Trust Series I	2015	578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014	644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013	667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012	725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21
	2011	831	18.75 to 18.75	15,580	0.00 to 0.00	0.00	(9.20) to (9.20)

Mid Cap Stock Trust Series NAV	2015	347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014	317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013	279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012	260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31
	2011	244	40.73 to 40.73	9,933	0.00 to 0.00	0.00	(9.16) to (9.16)

Mid Value Trust Series I	2015	482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	(3.43) to (3.43)
	2014	521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013	553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012	650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53
	2011	712	14.96 to 14.96	10,649	0.00 to 0.00	0.72	(4.93) to (4.93)

Mid Value Trust Series NAV	2015	479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	(3.41) to (3.41)
	2014	491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013	455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012	446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75
	2011	424	22.94 to 22.94	9,735	0.00 to 0.00	0.81	(4.80) to (4.80)

Money Market Trust B Series NAV	2015	6,238	17.37 to 17.37	108,387	0.00 to 0.00	0.00	0.00 to 0.00
	2014	5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013	5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012	6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03
	2011	6,763	17.36 to 17.36	117,420	0.00 to 0.00	0.00	0.08 to 0.08

Money Market Trust Series I	2015	1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014	1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013	1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012	1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01
	2011	2,305	24.66 to 24.66	56,818	0.00 to 0.00	0.00	0.07 to 0.07

Natural Resources Trust Series I	2014	0	38.15 to 38.15	0	0.00 to 0.00	1.57	(7.78) to (7.78)
	2013	162	41.37 to 41.37	6,721	0.00 to 0.00	0.56	2.97 to 2.97
	2012	190	40.18 to 40.18	7,649	0.00 to 0.00	0.77	0.52 to 0.52

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Natural Resources Trust Series I	2011	205	$39.97 to $39.97	$8,205	0.00% to 0.00%	0.46%	(20.29)% to (20.29)%

Natural Resources Trust Series NAV	2014	0	16.13 to 16.13	0	0.00 to 0.00	1.75	(7.74) to (16.68)
	2013	1,386	17.49 to 17.49	24,233	0.00 to 0.00	0.66	3.07 to 3.07
	2012	1,246	16.97 to 16.97	21,135	0.00 to 0.00	0.88	7.03 to 0.58
	2011	1,148	16.87 to 16.87	19,368	0.00 to 0.00	0.57	(20.27) to (20.27)

PIMCO All Asset (e)	2015	1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	(9.31) to (9.32)
	2014	1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to (3.88)
	2013	1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	(0.10) to (0.10)
	2012	1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24
	2011	1,033	19.48 to 13.80	15,306	0.00 to 0.00	6.83	1.66 to 1.66

Real Estate Securities Trust Series I	2015	173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014	191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013	198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	(0.10) to (0.10)
	2012	217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26
	2011	248	107.64 to 107.64	26,668	0.00 to 0.00	1.46	9.46 to 9.46

Real Estate Securities Trust Series NAV	2015	332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014	283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013	236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	(0.05) to (0.05)
	2012	193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78
	2011	173	89.90 to 89.90	15,575	0.00 to 0.00	1.58	9.58 to 9.58

Real Return Bond Trust Series I	2015	169	21.03 to 21.03	3,545	0.00 to 0.00	6.37	(2.95) to (2.95)
	2014	156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013	185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	(9.28) to (9.28)
	2012	209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86
	2011	235	20.95 to 20.95	4,931	0.00 to 0.00	3.93	12.02 to 12.02

Real Return Bond Trust Series NAV	2015	1,023	14.50 to 14.50	14,835	0.00 to 0.00	6.71	(2.94) to (2.94)
	2014	779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013	932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	(9.25) to (9.25)
	2012	939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13
	2011	657	14.41 to 14.41	9,469	0.00 to 0.00	4.31	12.14 to 12.14

Science & Technology Trust Series I	2015	547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014	557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013	576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012	624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45
	2011	698	18.94 to 18.94	13,212	0.00 to 0.00	0.00	(7.75) to (7.75)

Science & Technology Trust Series NAV	2015	631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014	486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013	387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012	356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76
	2011	326	14.99 to 14.99	4,890	0.00 to 0.00	0.00	(7.72) to (7.72)

Short Term Government Income Trust Series I	2015	576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014	592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013	775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	(0.86) to (0.86)
	2012	865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21
	2011	908	10.47 to 10.47	9,500	0.00 to 0.00	2.33	2.77 to 2.77

Short Term Government Income Trust Series NAV	2015	1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014	1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013	1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	(0.74) to (0.74)
	2012	1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55
	2011	868	10.48 to 10.48	9,098	0.00 to 0.00	2.76	2.83 to 2.83

Small Cap Growth Trust Series I	2015	103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	(8.85) to (8.85)
	2014	94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013	101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012	102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47
	2011	125	15.31 to 15.31	1,909	0.00 to 0.00	0.00	(6.81) to (6.81)

Small Cap Growth Trust Series NAV	2015	558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	(8.78) to (8.78)
	2014	510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013	481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012	420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70
	2011	434	18.13 to 18.13	7,875	0.00 to 0.00	0.00	(6.80) to (6.80)

Small Cap Index Trust Series I	2015	267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	(4.58) to (4.58)
	2014	291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013	308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012	332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09
	2011	360	19.32 to 19.32	6,958	0.00 to 0.00	1.13	(4.50) to (4.50)

Small Cap Index Trust Series NAV	2015	849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	(4.59) to (4.59)
	2014	793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013	658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012	599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12
	2011	516	15.40 to 15.40	7,946	0.00 to 0.00	1.26	(4.37) to (4.37)

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series I	2015		818	$37.42 to $37.42	$30,614	0.00% to 0.00%	0.07%	(5.17)% to (5.17)%
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012		230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84
	2011		263	23.54 to 23.54	6,193	0.00 to 0.00	0.09	(3.16) to (3.16)

Small Cap Opportunities Trust Series NAV	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	(5.12) to (5.12)
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012		329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99
	2011		252	11.57 to 11.57	2,911	0.00 to 0.00	0.10	(3.13) to (3.13)

Small Cap Value Trust Series I	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	(1.36) to (1.36)
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012		133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70
	2011		201	14.88 to 14.88	2,986	0.00 to 0.00	0.87	1.04 to 1.04

Small Cap Value Trust Series NAV	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	(1.31) to (1.31)
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012		290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07
	2011		283	41.79 to 41.79	11,821	0.00 to 0.00	0.89	1.15 to 1.15

Small Company Value Trust Series I	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	(5.60) to (5.60)
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012		512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30
	2011		601	22.37 to 22.37	13,435	0.00 to 0.00	0.55	(0.93) to (0.93)

Small Company Value Trust Series NAV	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	(5.51) to (5.51)
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012		627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42
	2011		570	14.86 to 14.86	8,473	0.00 to 0.00	0.65	(0.94) to (0.94)

Strategic Income Opportunities Trust Series I	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012		416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86
	2011		563	20.98 to 20.98	11,816	0.00 to 0.00	10.79	2.03 to 2.03

Strategic Income Opportunities Trust Series NAV	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012		961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30
	2011		775	15.54 to 15.54	12,042	0.00 to 0.00	11.65	2.08 to 2.08

Total Bond Market Trust B Series NAV	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	(2.44) to (2.44)
	2012		684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03
	2011		628	21.94 to 21.94	13,780	0.00 to 0.00	4.60	7.60 to 7.60

Total Return Trust Series I	2015	(g)	0	30.63 to 30.63	0	0.00 to 0.00	38.47	2.04 to 2.04
	2014		648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013		764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	(2.03) to (2.03)
	2012		931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49
	2011		1,105	26.97 to 26.97	29,807	0.00 to 0.00	4.45	3.91 to 3.91

Total Return Trust Series NAV	2015	(g)	0	18.34 to 18.34	0	0.00 to 0.00	36.96	1.71 to 1.71
	2014		2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013		2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	(1.98) to (1.98)
	2012		2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25
	2011		2,141	16.18 to 16.18	34,643	0.00 to 0.00	4.54	3.97 to 3.97

Total Stock Market Index Trust Series I	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	(0.64) to (0.64)
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012		294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50
	2011		413	13.94 to 13.94	5,751	0.00 to 0.00	1.23	0.28 to 0.28

Total Stock Market Index Trust Series NAV	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	(0.53) to (0.53)
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012		149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92
	2011		124	46.38 to 46.38	5,769	0.00 to 0.00	1.40	0.33 to 0.33

U.S. Equity Trust Series I	2015		1,100	14.71 to 14.71	16,179	0.00 to 0.00	1.88	0.53 to 0.53
	2014		1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013		1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012		1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
U.S. Equity Trust Series NAV	2015	598	$14.73 to $14.73	$8,811	0.00% to 0.00%	2.19%	0.52% to 0.52%
	2014	500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013	444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012	391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	(0.04) to (0.04)
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	(0.02) to (0.02)
	2013	66	10.05 to 10.05	668	0.00 to 0.00	1.43	(0.07) to (0.07)
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54
	2011	20	10.00 to 10.00	205	0.00 to 0.00	3.11	0.12 to 0.12

Ultra Short Term Bond Trust Series NAV	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to (0.14)
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	(0.02) to (0.02)
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17
	2011	125	10.00 to 10.00	1,250	0.00 to 0.00	3.72	0.09 to 0.09

Utilities Trust Series I	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	(14.76) to (14.76)
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66
	2011	177	24.19 to 24.19	4,293	0.00 to 0.00	3.45	6.65 to 6.65

Utilities Trust Series NAV	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	(14.79) to (14.79)
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75
	2011	428	19.33 to 19.33	8,266	0.00 to 0.00	3.81	6.80 to 6.80

Value Trust Series I	2015	262	53.04 to 53.04	13,872	0.00 to 0.00	0.52	(8.89) to (8.89)
	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42
	2011	414	33.34 to 33.34	13,803	0.00 to 0.00	1.08	0.98 to 0.98

Value Trust Series NAV	2015	535	24.75 to 24.75	13,232	0.00 to 0.00	0.61	(8.86) to (8.86)
	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68
	2011	295	15.53 to 15.53	4,587	0.00 to 0.00	1.15	1.03 to 1.03

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Sub-account available in prior year but no activity.

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

83

Prospectus dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
EPVUL
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
EPVUL 5/2016

2

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy
3

loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
4

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.
Transaction fees
Charge	When charge is Deducted	Amount deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Maximum Surrender Charge(Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge per $1000 of Face Amount is $44.17**** A Surrender Charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon Transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon Transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.
** 5.5% thereafter.
*** 2.25% thereafter
**** If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.
5

Charges other than those of the portfolios
Charge	When charge is Deducted	Amount deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (Contracts with No Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%
Asset Based Risk Charge (Contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11% monthly (1.30% annually)
		Guaranteed Policy Years 16 and After	0.05% monthly (0.55% annually)
		Current First 15 Policy Years	0.08% monthly (1.0% annually)
		Current Policy Years 16 and After	0.02% monthly (0.25% annually)
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk
Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
6

* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.
** First 5 policy years. $20 per Policy Month thereafter.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.33% and 1.52%, respectively.
7

Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
8

Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
9

Portfolio	Subadviser	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
POLICY SUMMARY
General
We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.
Death Benefits
There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death. If on the
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date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits - Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.
Optional Term Rider
The Policy may be issued with an optional term insurance rider (the “Term Rider”)which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at the life insured’s Attained Age 100.
Cash Value Enhancement Riders
The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce Surrender Charges in connection with decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.
Return of Premium Rider
The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:
The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account accounts, subject to the limitations described below.
Policy Value
The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death or upon surrender.
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Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.
You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.
The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.
A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the Policy. These include:
•	charges deducted from premiums paid,
•	monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,
•	charges assessed on surrender or lapse, and
•	if applicable, a charge for any supplementary benefits added to the Policy.
The charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each Portfolio. For more information, please refer to the prospectus for the underlying portfolio.
The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.
The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.
Allocating net premiums only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related
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businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.
Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.
Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.
If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and
•	the Issue Date will be the date the Company issues the Policy.
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The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.
Minimum Initial Face Amount. We will generally issue a Policy only if it has a Face Amount of at least $500,000.
Backdating a Policy. Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.
Temporary Insurance Agreement
In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company’s usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to the Company’s underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.
Right to Examine the Policy
You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the John Hancock USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:
(1)  the amount of all premiums paid, less any partial withdrawals made and policy loans taken, or
(2)  the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios, minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, you will receive a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid minus any partial withdrawals made and any policy loans taken. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account and the Fixed Account as of the date the
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returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.
Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.
Life Insurance Qualification
A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.
Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.
Guideline Premium Test. Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:
•	the Guideline Single Premium, or
•	the sum of the Guideline Level Premiums to such date.
If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See “Death Benefits—Minimum Death Benefit.”
The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.
Changes to the Policy may affect the maximum amount of premiums, such as:
•	a change in the Policy’s Face Amount.
•	a change in the death benefit option.
•	partial withdrawals.
•	addition or deletion of Supplementary Benefits.
Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
DEATH BENEFITS
If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other
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government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.
If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.
Death Benefit Options
There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.
Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.
Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.
If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See “Policy Surrender and Partial Withdrawals—Reduction in Face Amount due to a Partial Withdrawal.”
If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
Minimum Death Benefit
The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See “Issuing a Policy—Life Insurance Qualification.”
If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.
If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above plus the benefit payable under any Supplementary Term Insurance on the life insured will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.
Changing the Death Benefit Option
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change
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if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.
A change in the death benefit option will result in a change in the Policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The Surrender Charge associated with premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a Right to Examine with respect to any increase resulting in new Surrender Charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.
Increase with Prior Decreases. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000. For information on Surrender Charges on a decrease in Face Amount, see “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit. In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.
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PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.
A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.
The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.
If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.
Investment Credit. After the tenth policy anniversary, we may credit your Policy annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this
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date, provided the values in your Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Accounts according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.
CHARGES AND DEDUCTIONS
The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.
The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under “Other Provisions of the Policy—Cash Value Enhancement Riders.”
Premium Charges
During the first 10 Policy Years, John Hancock USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:
•	the Policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,
•	the Policy lapses.
Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.
The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.
The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:
Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years
The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:
(i)  The Rate per $1000 of initial Face Amount (or Face Amount increase);
(ii)  is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the
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Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)  is the initial Face Amount (or the Face Amount increase) divided by 1000.
The Rate per $1000 of initial Face Amount is based on the life insured’s Age and the death benefit option in effect at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured’s Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.
Table of Guaranteed Surrender Charge Rates Per $1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96
The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.
Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
	AGE AND GRADING PERCENTAGE**
SURRENDER CHARGE PERIOD*	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.
Illustration of Surrender Charge Calculation.
Assumptions.
•	45 year old
•	Death Benefit Option 1
•	$20,000 in premiums have been paid on the Policy in the first Policy Year
•	Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount
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•	Face Amount of the Policy at issue is $500,000 and no increases have occurred
•	Policy is surrendered during the first month of the first policy year.
Surrender Charge. The Surrender Charge to be assessed would be $12,680 determined as follows:
•	First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.
$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.
•	Next, this figure is multiplied by the initial Face Amount divided by 1000.
$25.36 x [500,000/1000 or 500] = $12,680.
•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).
$12,680 x 100% = $12,680.
Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:
(a) is the amount of the partial Net Cash Surrender Value withdrawal;
(b) is the Net Cash Surrender Value prior to the withdrawal; and
(c) is the current total Surrender Charge prior to the withdrawal.
The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy’s remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.
The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.
Monthly Deductions
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan
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interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:
•	an administration charge;
•	a Face Amount charge;
•	an asset-based risk charge; and
•	a cost of insurance charge.
If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.
All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.
Administration Charge. The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.
Face Amount Charge. There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.
Age*/Attained Age*	Death Benefit Option 1 First Ten Policy Years	Death Benefit Option 2 First Ten Policy Years
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.
Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.
Cost of Insurance Charge. The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
(a)  is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.
Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
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The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured’s Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.
The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.
The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of persons including the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.
Reduction in Charges
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.
POLICY VALUE
Determination of the Policy Value
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
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The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”
Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is lower than the amount charged on the outstanding Policy Debt. For a detailed description of the Loan Account, see “Policy Loans—Loan Account”.
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without
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immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
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We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
POLICY LOANS
While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits—Policy Loan Interest.”
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Effect of Policy Loans
A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a Policy loan may result in a Policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a Policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.
Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured’s Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.
Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.
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Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
You may surrender a Policy for its Net Cash Surrender Value at any time while a life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see “Charges and Deductions—Surrender Charges.”
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.
Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit—Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.
If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.
When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations—Tax Treatment of Policy Benefits—Surrender or Lapse.” The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.
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No-Lapse Guarantee
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the life insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner’s request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.
THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.
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By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the net premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest in the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Cash Value Enhancement Riders
The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.
Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:
Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100
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Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.
Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The Policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)
The Policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	0.08% for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)
Return of Premium Death Benefit Rider
The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or
•	the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.
Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Death Benefit Rider coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.
Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions—Surrender Charges.” In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Death Benefit Rider.
No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.
Policyowner Rights
Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured’s death:
•	Vary the premiums paid under the Policy.
•	Change the death benefit option.
•	Change the premium allocation for future premiums.
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•	Take loans and/or partial withdrawals.
•	Surrender the contract.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if the policyowner dies before the insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
Assignment of Rights. John Hancock USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.
Validity
The Company will not contest the validity of a Policy after it has been in force during any life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.
The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.
Supplementary Benefits
Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
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Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on
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this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the
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recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
OTHER INFORMATION
Payment of Proceeds
As long as the Policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form
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or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.
The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policyowners
Within 30 days after each Policy Anniversary, John Hancock USA will send the policyowner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other Policy transactions made during the period since the last report; and
•	any other information required by law.
Each policyowner will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities held in each Portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 5% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
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Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
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John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Optional Term Rider
The Policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.
Attained Age: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.
Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.
Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.
Life Insured: is the person whose life is insured under this Policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.
Maximum Loanable Amount: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.
Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:
•	the Face Amount of insurance changes.
•	a Supplementary Benefit is added, changed or terminated.
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•	the Risk Classification of the life insured changes.
•	a temporary Additional Rating is added (due to a face amount increase), or terminated.
•	the death benefit option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.
Surrender Charge Premium Limit: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.
Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Statement of Additional Information
dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.
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Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2015, 2014, and 2013 was $120,545,566, 132,392,739, and $119,574,297, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
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AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

F-1

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,463	$49,226
Stocks:
Preferred stocks	23	26
Common stocks	658	477
Investments in affiliates	3,205	2,911
Mortgage loans on real estate	10,475	11,519
Real estate:
Company occupied	299	300
Investment properties	6,487	5,203
Cash, cash equivalents and short-term investments	4,528	7,702
Policy loans	3,718	5,039
Derivatives	11,001	10,458
Receivable for collateral on derivatives	26	400
Receivable for securities	5	10
Other invested assets	5,618	5,978

Total cash and invested assets	90,506	99,249
Investment income due and accrued	758	887
Premiums due and deferred	303	388
Amounts recoverable from reinsurers	162	196
Funds held by or deposited with reinsured companies	3,660	1,958
Other reinsurance receivable	670	439
Amounts due from affiliates	304	247
Other assets	1,755	2,364
Assets held in separate accounts	129,725	140,164

Total admitted assets	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$66,516	$69,184
Policyholders’ and beneficiaries funds	2,624	3,834
Consumer notes	265	411
Dividends payable to policyholders	428	574
Policy benefits in process of payment	499	556
Other amount payable on reinsurance	480	1,039
Other policy obligations	68	78

Total policy and contract obligations	70,880	75,676
Payable to parent and affiliates	1,816	3,073
Transfers to (from) separate account, net	(540)	(1,390)
Asset valuation reserve	1,844	1,927
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,784	8,873
Interest maintenance reserve	1,630	1,745
Net deferred tax liability	387	456
Derivatives	6,094	5,229
Payables for collateral on derivatives	1,640	2,939
Payables for securities	42	26
Other general account obligations	1,094	1,843
Obligations related to separate accounts	129,725	140,164

Total liabilities	222,399	240,564

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2015 and 2014)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2015 and 2014)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,253	1,137

Total capital and surplus	5,444	5,328

Total liabilities and capital and surplus	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$16,323	$12,738	$12,882
Consideration for supplementary contracts with life contingencies	140	183	266
Net investment income	4,387	4,297	4,551
Amortization of interest maintenance reserve	181	176	183
Commissions and expense allowance on reinsurance ceded	1,040	817	1,224
Reserve adjustment on reinsurance ceded	(16,494)	(10,652)	(9,775)
Separate account administrative and contract fees	1,786	1,841	1,848
Other revenue	415	467	188

Total premiums and other revenues	7,778	9,867	11,367

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,762	9,064	7,710
Annuity benefits	1,796	1,733	1,784
Disability and long-term care benefits	647	584	542
Interest and adjustments on policy or deposit-type funds	91	125	132
Payments on supplementary contracts with life contingencies	179	170	159
Increase (decrease) in life and long-term care reserves	(2,506)	2,161	1,017

Total benefits paid or provided	9,969	13,837	11,344

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,289	1,203	1,360
General expenses	960	972	1,092
Insurance taxes, licenses and fees	145	138	150
Net transfers to (from) separate accounts	(6,554)	(8,229)	(6,388)
Investment income ceded	2,465	4,954	(1,356)
Other deductions	(160)	21	14

Total insurance expenses and other deductions	(1,855)	(941)	(5,128)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(336)	(3,029)	5,151
Dividends to policyholders	(36)	77	81

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(300)	(3,106)	5,070
Federal income tax expense (benefit)	(778)	(716)	262

Income (loss) from operations before net realized capital gains (losses)	478	(2,390)	4,808

Net realized capital gains (losses)	216	(74)	(1,793)

Net income (loss)	$694	$(2,464)	$3,015

The accompanying notes are an integral part of these statutory-basis financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$5	$3,196	$990	$1,603	$5,794
Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	$5	$3,196	$990	$1,253	$5,444

The accompanying notes are an integral part of these statutory-basis financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$19,961	$12,924	$13,205
Net investment income received	4,600	4,399	4,635
Separate account fees	1,786	1,841	1,848
Commissions and expenses allowance on reinsurance ceded	1,040	817	1,224
Miscellaneous income	2,852	450	(172)
Benefits and losses paid	(29,836)	(21,960)	(20,462)
Net transfers from (to) separate accounts	7,404	8,206	6,493
Commissions and expenses (paid) recovered	(5,153)	(7,147)	(1,572)
Dividends paid to policyholders	(250)	(89)	(91)
Federal and foreign income and capital gain taxes (paid) recovered	847	(382)	(1,195)

Net cash provided by (used in) operating activities	3,251	(941)	3,913

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,217	20,471	19,130
Stocks	190	130	149
Mortgage loans on real estate	1,834	1,789	1,660
Real estate	8	1,053	22
Other invested assets	955	941	498
Derivatives	32	-	-
Net gains (losses) on cash, cash equivalents and short term investments	(9)	3	(2)

Total investment proceeds	22,227	24,387	21,457

Cost of investments acquired:
Bonds	19,734	21,430	17,853
Stocks	848	234	78
Mortgage loans on real estate	1,715	1,088	1,813
Real estate	1,155	539	743
Other invested assets	905	1,281	882
Derivatives	-	739	1,916

Total cost of investments acquired	24,357	25,311	23,285
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	904	(1,729)	1,197
Net increase (decrease) in policy loans	56	(150)	140

Net cash provided by (used in) investment activities	(3,090)	955	(3,165)

Financing and miscellaneous activities
Borrowed funds	(276)	(232)	(48)
Net deposits (withdrawals) on deposit-type contracts	(333)	(85)	(134)
Dividend paid to Parent	(210)	(500)	(300)
Repurchase agreements	-	-	(437)
Other cash provided (applied)	(2,516)	3,756	14

Net cash provided by (used in) financing and miscellaneous activities	(3,335)	2,939	(905)

Net increase (decrease) in cash, cash equivalents and short-term investments	(3,174)	2,953	(157)
Cash, cash equivalents and short-term investments at beginning of year	7,702	4,749	4,906

Cash, cash equivalents and short-term investments at end of year	$4,528	$7,702	$4,749

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (NYL) reinsurance transaction and other transactions, net	$8,357	$-	$-
Transfer of invested assets for NYL reinsurance transaction and other affiliates, net	(8,357)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $791 million and $641 million for the calculation required under AG 38 8D, of which $465 million and $446 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company held reserves of $920 million and $1,030 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 26% of the Company’s aggregate reserve for life contracts at December 31, 2015 and 2014. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2015 and 2014, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In December 2014, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	—	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$747	$760
Due after one year through five years	5,659	5,764
Due after five years through ten years	6,962	7,010
Due after ten years	24,893	26,918
Mortgage-backed and asset-backed securities	6,202	6,498

Total	$44,463	$46,950

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$244	$125
Bonds pledged in support of exchange-traded futures	609	498
Bonds and cash pledged in support of cleared interest rate swaps	120	551

Total fair value	$973	$1,174

At carrying value:
Bonds on deposit with government authorities	$16	$16
Mortgage loans pledged in support of real estate	17	45
Bonds held in trust	92	132
Pledged collateral under reinsurance agreements	3,407	2,800

Total carrying value	$3,532	$2,993

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $2,047 million and $2,096 million, with an aggregate fair value of $1,990 million and $2,197 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2015
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$8	$-	$2	$6	$6
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$8	$-	$2	$6	$6

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2015	2014

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$-
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	-	3
12 months or longer	-	4

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

At December 31, 2015 and 2014, there were 889 and 574 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $25 million and $12 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $28 million, $24 million, and $88 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 43 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2015, 2014 and 2013 was $18 million, $17 million, and $0 respectively. There were 0, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2015, 2014 and 2013, respectively. The Company accrues interest income on impaired securities to the extent deemed

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$17,078	$18,292	$14,555
Realized gross gains	500	579	244
Realized gross losses	(123)	(111)	(483)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

In 2013, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to the IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to the IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, BBMLI. The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to the IMR.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 276 and 134 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $19 million and $3 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $4 million, $2 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 115, 33, and 69 securities, respectively. These are primarily made up of impairments on public and private common stocks.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

The aggregate mortgages outstanding to any one borrower do not exceed $263 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 7.49% and 3.72% for agricultural loans and 5.19% and 3.00% for commercial loans. The Company issued no purchase money mortgages in 2015 and 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2015, 2014 and 2013, respectively. The average recorded investment in impaired loans was $34 million, $41 million, and $60 million at December 31, 2015, 2014 and 2013, respectively. The Company recognized $2 million, $3 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

	(in millions)
Balance at beginning of year	$10	$10	$19
Additions, net	3	10	13
Recoveries of amounts previously charged off	(5)	(10)	(22)

Balance at end of year	$8	$10	$10

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2015	2014

	(in millions)
AAA	$345	$436
AA	1,974	1,594
A	4,685	4,141
BBB	3,251	4,979
BB	177	267
B and lower and unrated	43	102

Total	$10,475	$11,519

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$381	$374
Properties held for the production of income	7,178	5,764
Properties held for sale	-	-
Less accumulated depreciation	(773)	(635)

Total	$6,786	$5,503

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $120 million, $3 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2015, 2014 and 2013, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2015 or 2014.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2015 and 2014, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2015.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2015 and 2014.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$2,231	$2,378	$2,577
Preferred stocks	-	2	-
Common stocks	372	76	4
Mortgage loans on real estate	670	738	730
Real estate	722	669	605
Policy loans	190	287	283
Cash, cash equivalents and short-term investments	8	7	5
Other invested assets	466	464	620
Derivatives	520	452	464
Other income	27	23	25

Total investment income	5,206	5,096	5,313
Expenses
Investment expenses	(533)	(516)	(493)
Investment taxes, licenses and fees, excluding federal income taxes	(84)	(85)	(83)
Investment interest expense	(84)	(91)	(97)
Depreciation on real estate and other invested assets	(118)	(107)	(89)

Total investment expenses	(819)	(799)	(762)

Net investment income	$4,387	$4,297	$4,551

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$965	$431	$(1,701)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(138) in 2015, $(66) in 2014, and $(8) in 2013)	256	123	(16)

Realized capital gains (losses) before tax	709	308	(1,685)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	493	382	108

Net realized capital gains (losses)	$216	$(74)	$(1,793)

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, respectively, the Company recorded unrealized gains (losses) of ($33) million, $1,215 million, and $168 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 31 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$367	$2,043	$(2,530)
Interest rate treasury locks	(728)	1,323	(385)
Interest rate options	16	67	(46)
Foreign currency swaps	-	(5)	(9)
Foreign currency forwards	5	4	(1)
Equity total return swaps	2	-	-
Equity options	(76)	(23)	(39)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(414)	$3,409	$(3,010)

Net realized capital gain (loss):
Interest rate swaps	$(495)	$(178)	$164
Interest rate treasury locks	446	157	-
Interest rate options	-	-	-
Interest rate futures	(25)	(141)	78
Foreign currency swaps	4	18	(10)
Foreign currency forwards	26	1	5
Foreign currency futures	99	165	74
Equity total return swaps	11	24	5
Equity options	(18)	5	3
Equity index futures	(42)	(692)	(1,892)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$6	$(641)	$(1,573)

Total gain (loss) from derivatives in other hedging relationships	$(408)	$2,768	$(4,583)

The Company also deferred net realized gains (losses) of ($495) million, ($192) million, and $146 million (including ($495) million and ($174) million of losses, and $148 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2015 and 2014, respectively.

	December 31, 2015			December 31, 2014

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$-	1	$35	$1	2
AA	95	1	1	95	2	2
A	165	2	1	185	3	2
BBB	-	-	-	-	-	-

Total CDS protection sold	$295	$3		$315	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2015 and 2014. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company accepted collateral consisting of cash of $1,640 million and $2,939 million, and various securities with a fair value of $5,014 million and $3,895 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2015 and 2014, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $397 million and $238 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,319 million and $2,268 million at December 31, 2015 and 2014, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$20,189	$19,525	$20,311
Assumed	1,867	792	1,062
Ceded	(5,733)	(7,579)	(8,491)

Net	$16,323	$12,738	$12,882

Benefits to policyholders ceded	$(16,713)	$(18,500)	$(17,988)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,328 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$(8,180)
Premiums assumed	3,272
Benefits ceded	(314)
Benefits assumed	126
Other reinsurance receivable	362
Funds held by or deposited with reinsured companies	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded, net	$(2,231)	$(192)	$(216)
Benefits ceded, net	(436)	(394)	(483)
Funds held by or deposited with reinsured companies	-	1,952	1,978
Other reinsurance receivable	60	86	124
Other amounts payable on reinsurance	1	10	15
Treaty settlement received (paid)	527	449	532
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(530)	$(546)	$(570)
Benefits ceded	(756)	(759)	(730)
Other amounts payable on reinsurance	25	58	45
Funds withheld from unauthorized reinsurers	7,544	7,409	5,425
Treaty settlement received (paid)	(468)	(489)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance FWH transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance FWH basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$5,332	$(4,599)	$(5,128)
Benefits ceded	(12,125)	(14,303)	(13,966)
Other reinsurance receivable	-	40	398
Other amounts payable on reinsurance	351	837	55
Funds withheld from unauthorized reinsurers	240	1,251	1,256
Treaty settlement received (paid)	(712)	(2,080)	1,095
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institutions (“OSFI”), and reports on a consolidated international financial reporting standards (“IFRS”) basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,992 million as a coinsurance reserve and JHUSA holds $325 million as a modified coinsurance reserve. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 at December 31, 2015 and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(392)	$(338)	$(536)
Benefits ceded	(448)	(298)	(338)
Other reinsurance receivable	36	82	18
Funds withheld from unauthorized reinsurers	-	213	-
Treaty settlement received (paid)	14	(97)	146
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

Other

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(575)	$188	$(387)

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(186)	$(96)	$(282)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(186)	(96)	(282)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	(186)	(96)	(282)
(f) Deferred tax liabilities	(232)	(119)	(351)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$46	$23	$69

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2015. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	25	(8)	17
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(35)	(8)	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	25	(8)	17
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(211)	(88)	(299)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(186)	$(96)	$(282)

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	793%	917%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,426	$5,315

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(186)	$(96)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(186)	$(96)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(778)	$(716)	$(62)
(b) Foreign	-	-	-

(c) Subtotal	(778)	(716)	(62)
(d) Federal income tax on net capital gains	493	382	111
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(285)	$(334)	$49

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,011	1,034	(23)
(4) Investments	157	147	10
(5) Deferred acquisition costs	506	755	(249)
(6) Policyholder dividends accrual	68	111	(43)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	37	54	(17)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	67	49	18
(11) Net operating loss carryforward	1,276	1,218	58
(12) Tax credit carry-forward	898	860	38
(13) Other (including items <5% of total ordinary tax assets)	94	72	22

(99) Subtotal	$4,114	$4,300	$(186)

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,064	$4,250	$(186)

(e) Capital:
(1) Investments	$383	$479	$(96)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$383	$479	$(96)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$383	$479	$(96)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,447	$4,729	$(282)

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,146	$4,202	$(56)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	119	148	(29)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	374	521	(147)

(99) Subtotal	$4,639	$4,871	$(232)
(b) Capital:
(1) Investments	$155	$276	$(121)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	40	38	2

(99) Subtotal	$195	$314	$(119)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$4,834	$5,185	$(351)

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(387)	$(456)	$69

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$4,447	$4,729	$(282)
Total deferred tax liabilities	4,834	5,185	(351)

Net deferred tax assets (liabilities)	$(387)	$(456)	$69

Tax effect of unrealized gains and losses			183
Tax effect of unrealized foreign exchange gains (losses)			44

Change in net deferred income taxes			$(158)

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(105)	$(1,087)	$1,775
Net realized capital gains (losses) before IMR at statutory rate	335	151	(595)
Change in nonadmitted assets	-	-	-
Reinsurance	35	(91)	(206)
Valuation allowance	-	-	50
Tax-exempt income	(6)	(16)	(2)
Nondeductible expenses	-	1	7
Foreign tax expense gross up	9	9	8
Amortization of IMR	(128)	(62)	(64)
Tax recorded in surplus	37	15	(18)
Dividend received deduction	(230)	(129)	(102)
Investment in subsidiaries	(28)	(32)	(35)
Prior year adjustment	(21)	(23)	16
Tax credits	(42)	(52)	(61)
Change in tax reserve	18	11	(55)
Pension	-	-	-
Other	(1)	(2)	(1)

Total	$(127)	$(1,307)	$717

Federal and foreign income taxes incurred	$(778)	$(716)	$262
Capital gains tax	493	382	108
Change in net deferred income taxes	158	(973)	347

Total statutory income tax expense (benefit)	$(127)	$(1,307)	$717

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	200
	2013	2028	902
	2014	2029	628
	2015	2030	62

			$3,645

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	58
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	47
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	28
	2015	2035	16

			$647

Foreign tax credits	2005	2015	$23
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	7
	2010	2020	9
	2011	2021	27
	2012	2022	27
	2013	2023	27
	2014	2024	30
	2015	2025	27

			$231

Alternative minimum tax credits	2002		$2
	2003		2

			$4

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2007	2027	$1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2
	2014	2034	2

			$11

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2015, 2014 and 2013 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $130 million and $728 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 through 2001. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$2,002	$2,715
Additions based on tax positions related to the current year	40	49
Payments	-	(550)
Additions for tax positions of prior years	41	23
Reductions for tax positions of prior years	(116)	(235)

Balance at end of year	$1,967	$2,002

Included in the balances as of December 31, 2015 and 2014, respectively, are $172 million and $154 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014, are $1,796 million and $1,848 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $1,734 million of such amounts at December 31, 2015 and 2014, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million of interest expense, and $9 million, and $11 million of interest benefit for the years ended December 31, 2015, 2014 and 2013, respectively. The Company had approximately $202 million and $209 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2015, 2014 and 2013, the Company paid a dividend to its parent company MIC of $210 million, $500 million and $300 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $714 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $202 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was $13 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $377 million, $398 million, and $443 million, respectively, for the years ended December 31, 2015, 2014 and 2013.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $760 million, $618 million, and $328 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2015, 2014 and 2013, respectively, the Company received dividends of $36 million, $43 million, and $297 million from John Hancock Investment Management Services LLC, $81 million, $90 million, and $98 million from JHD, $0 million, $0 million, $0 million from JHNY, $70 million, $0 million, and $0 million from JHLH, and $289 million, $72 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2015, the Company made a capital contribution of $348 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2015	2014

	(In millions)
The Manufacturers Investment Corporation	$49	$105
John Hancock Financial Corporation	138	274
Manulife Reinsurance Limited	44	186
Manulife Reinsurance (Bermuda) Ltd.	167	696
John Hancock Life & Health Insurance Company	30	142
John Hancock Life Insurance Company Vermont	33	39
John Hancock Reassurance Company, Ltd.	126	278
John Hancock Life Insurance Company New York	473	611
John Hancock Investment Management Services LLC	28	31
John Hancock Subsidiaries LLC	45	45
John Hancock Insurance Agency, Inc.	12	16
Essex Corporation	-	1
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	4	2
John Hancock Energy Resources Management, Inc.	-	4
John Hancock Real Estate Finance	-	1
John Hancock Realty Advisors	4	8
JH Advisors LLC	84	158
Manulife Asset Management (US) LLC	55	75
Declaration Management and Research LLC	11	4
Hancock Capital Investment Management LLC	10	15
John Hancock RPS, LLC	36	14
The Berkeley Financial Group, LLC	4	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	14	18
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	-	-
Hancock Natural Resource Group, Inc.	50	-
Hancock Forest Management, Inc.	6	-
John Hancock Personal Financial Services, LLC	1	-

Total	$1,437	$2,740

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $183 million, purchase other invested assets of $1,716 million, purchase real estate of $98 million, and issue agricultural and commercial mortgages of $125 million at December 31, 2015. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2016.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2016	$12
2017	10
2018	7
2019	5
2020	5
Thereafter	349

Total	$388

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investments in certain leveraged leases. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2015	2014	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$75,437	$78,905	$-	$-
Variable Annuities	37,422	43,503	27	29
Life and COLI	12,067	12,359	-	-
Fixed Products — Institutional and stable value fund	2,611	2,713	-	-
Fixed Products — Retail	22	24	472	570
Investments — Funds	1,667	2,061	-	-

Total	$129,226	$139,565	$499	$599

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities $10,914 million and $7,816 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$37,947	$44,116
Amount of reserve held	1,179	865
Net amount at risk — gross	7,169	4,699
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$24,131	$27,353
Balanced	16,993	19,449
Bonds	5,216	5,807
Money Market	668	683

Total	$47,008	$53,292

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$1	$13,935	$13,936	$-	$13,258	$13,258

Reserves for accounts with assets at:
Fair value	1,189	127,792	128,981	1,272	137,306	138,578
Amortized cost	-	-	-	-	-	-

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$503	$1,793	$2,296	$531	$1,879	$2,410
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,901	1,901	-	2,483	2,483
At fair value	-	120,337	120,337	28	129,620	129,648
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,533	3,533	-	3,058	3,058

Subtotal	503	127,564	128,067	559	137,040	137,599
Not subject to discretionary withdrawal	686	228	914	713	266	979

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$17,071	$16,100	$14,916
Transfers from separate accounts	23,625	24,329	21,304

Net transfers to (from) separate accounts	$(6,554)	$(8,229)	$(6,388)

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $35 million, $37 million, and $41 million in 2015, 2014 and 2013, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2015, 2014 and 2013, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $329 million and $332 million at December 31, 2015 and 2014, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2015, 2014 and 2013, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2015 and 2014 was $89 million and $91 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2015 and 2014 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2015, 2014 and 2013, respectively.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2015, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2020. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2015. At December 31, 2015, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2015, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

At December 31, 2015, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2015 and 2014 was $265 million and $411 million, respectively. Interest ranging from 3.1% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively. Interest paid amounted to $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2015 and 2014 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2015. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million for the year ended December 31, 2015.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446

FHLBI membership stock of $18 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2015 and 2014, respectively.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2014
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

	December 31, 2014
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$13	$12	$10
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$13	$12	$10

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2015 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

As previously discussed in the Reinsurance Note, effective July 1, 2015, the Company entered into a coinsurance reinsurance agreement with NYL to cede 100% QS of the Company’s in-force participating life insurance JHLICO closed block policies.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed block.

	JHUSA		JHLICO
	2015	2014	2014

	(in millions)
Assets:
Bonds	$2,802	$3,153	$6,248
Stocks:
Preferred stocks	-	-	4
Common stocks	-	1	11
Mortgage loans on real estate	350	402	1,633
Real estate	1,012	842	12
Cash, cash equivalents and short-term investments	6	3	4
Policy loans	1,563	1,551	1,354
Other invested assets	18	113	127

Total cash and invested assets	5,751	6,065	9,393
Investment income due and accrued	101	105	126
Premiums due and deferred	10	12	68
Net deferred tax asset	112	112	157
Other closed block assets	77	63	91

Total closed block assets	$6,051	$6,357	$9,835

Obligations:
Policy reserves	5,756	5,871	9,710
Policyholders’ and beneficiaries’ funds	64	67	1,360
Dividends payable to policyholders	329	314	208
Policy benefits in process of payment	115	52	155
Other policy obligations	2	2	6
Other closed block obligations	474	720	198

Total closed block obligations	$6,740	$7,026	$11,637

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued.

F-76

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Core Trust Series NAV
Active Bond Trust Series I	International Equity Index Trust B Series I
Active Bond Trust Series NAV	International Equity Index Trust B Series NAV
All Cap Core Trust Series I	International Growth Stock Trust Series I
All Cap Core Trust Series NAV	International Growth Stock Trust Series NAV
Alpha Opportunities Trust Series I	International Small Company Trust Series I
Alpha Opportunities Trust Series NAV	International Small Company Trust Series NAV
American Asset Allocation Trust Series I	International Value Trust Series I
American Global Growth Trust Series I	International Value Trust Series NAV
American Growth Trust Series I	Investment Quality Bond Trust Series I
American Growth-Income Trust Series I	Investment Quality Bond Trust Series NAV
American International Trust Series I	Lifestyle Aggressive MVP Series I
American New World Trust Series I	Lifestyle Aggressive MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Aggressive Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Balanced MVP Series I
Bond Trust Series I	Lifestyle Balanced MVP Series NAV
Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Capital Appreciation Trust Series I	Lifestyle Conservative MVP Series I
Capital Appreciation Trust Series NAV	Lifestyle Conservative MVP Series NAV
Capital Appreciation Value Trust Series I	Lifestyle Conservative Trust PS Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Growth MVP Series I
Core Bond Trust Series I	Lifestyle Growth MVP Series NAV
Core Bond Trust Series NAV	Lifestyle Growth Trust PS Series NAV
Core Strategy Trust Series I	Lifestyle Moderate MVP Series I
Core Strategy Trust Series NAV	Lifestyle Moderate MVP Series NAV
Emerging Markets Value Trust Series I	Lifestyle Moderate Trust PS Series NAV
Emerging Markets Value Trust Series NAV	M Capital Appreciation
Equity-Income Trust Series I	M International Equity
Equity-Income Trust Series NAV	M Large Cap Growth
Financial Industries Trust Series I	M Large Cap Value
Financial Industries Trust Series NAV	Mid Cap Index Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust Series NAV
Series I	Mid Cap Stock Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Stock Trust Series NAV
Series NAV	Mid Value Trust Series I
Fundamental All Cap Core Trust Series I	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Money Market Trust B Series NAV
Fundamental Large Cap Value Trust Series I	Money Market Trust Series I
Fundamental Large Cap Value Trust Series NAV	PIMCO All Asset
Global Bond Trust Series I	Real Estate Securities Trust Series I
Global Bond Trust Series NAV	Real Estate Securities Trust Series NAV
Global Trust Series I	Real Return Bond Trust Series I
Global Trust Series NAV	Real Return Bond Trust Series NAV
Health Sciences Trust Series I	Science & Technology Trust Series I
Health Sciences Trust Series NAV	Science & Technology Trust Series NAV
High Yield Trust Series I	Short Term Government Income Trust Series I
High Yield Trust Series NAV	Short Term Government Income Trust Series NAV
International Core Trust Series I	Small Cap Growth Trust Series I

3

Small Cap Growth Trust Series NAV	Total Bond Market Trust B Series NAV
Small Cap Index Trust Series I	Total Stock Market Index Trust Series I
Small Cap Index Trust Series NAV	Total Stock Market Index Trust Series NAV
Small Cap Opportunities Trust Series I	U.S. Equity Trust Series I
Small Cap Opportunities Trust Series NAV	U.S. Equity Trust Series NAV
Small Cap Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Cap Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Small Company Value Trust Series I	Utilities Trust Series I
Small Company Value Trust Series NAV	Utilities Trust Series NAV
Strategic Income Opportunities Trust Series I	Value Trust Series I
Strategic Income Opportunities Trust Series NAV	Value Trust Series NAV

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I, Natural Resources Trust Series NAV, Total Return Trust Series I, and Total Return Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$203,857,936	$6,686,850	$19,028,742	$8,724,216	$5,947,060	$553,356

Units outstanding	5,507,852	306,255	267,427	263,001	286,449	24,033
Unit value	$37.01	$21.83	$71.15	$33.17	$20.76	$23.02

Shares	8,070,385	711,367	2,024,334	314,273	214,154	50,581
Cost	$161,653,058	$7,016,130	$20,186,231	$5,828,119	$4,892,121	$690,290

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$3,331,586	$80,948,638	$8,354,355	$62,274,206	$86,235,502	$39,918,360

Units outstanding	136,746	5,263,868	533,644	2,485,246	3,601,853	2,037,560
Unit value	$24.36	$15.38	$15.66	$25.06	$23.94	$19.59

Shares	304,255	5,696,597	543,196	2,578,642	4,075,402	2,300,770
Cost	$4,103,842	$77,100,535	$8,435,516	$43,273,092	$66,367,403	$37,046,148

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$11,291,283	$39,842,675	$56,255,171	$817,604	$6,657,264	$27,740,840

Units outstanding	730,027	714,376	413,994	73,119	594,351	1,004,619
Unit value	$15.47	$55.77	$135.88	$11.18	$11.20	$27.61

Shares	1,021,836	1,227,817	1,733,595	61,474	500,923	1,964,649
Cost	$13,418,973	$30,031,841	$52,297,623	$837,551	$6,903,385	$24,423,784

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$21,768,983	$988,411	$32,896,869	$19,494,512	$53,124,183	$1,580,595

Units outstanding	802,793	53,691	1,782,077	959,805	3,255,465	107,776
Unit value	$27.12	$18.41	$18.46	$20.31	$16.32	$14.67

Shares	1,540,622	86,174	2,873,089	1,498,425	4,099,088	112,179
Cost	$21,496,498	$960,266	$35,667,790	$20,195,143	$54,862,401	$1,615,007

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity- Income Trust Series I	Equity- Income Trust Series NAV	Financial Industries Trust Series I
Total Assets
Investments at fair value	$136,011,910	$2,154,712	$22,747,120	$38,189,627	$60,573,245	$2,647,198

Units outstanding	9,236,175	188,762	2,481,285	892,354	1,415,554	114,973
Unit value	$14.73	$11.41	$9.17	$42.80	$42.79	$23.02

Shares	9,646,235	306,067	3,235,721	2,418,596	3,848,364	236,780
Cost	$139,197,628	$2,937,076	$30,471,218	$34,489,969	$65,196,774	$3,116,016

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Financial Industries Trust Series NAV	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$7,635,955	$370,616	$44,210,109	$1,011,176	$13,149,397	$36,203,696

Units outstanding	275,391	27,114	3,224,632	26,653	583,302	1,290,900
Unit value	$27.73	$13.67	$13.71	$37.94	$22.54	$28.05

Shares	684,839	31,118	3,715,135	45,344	587,027	2,111,003
Cost	$9,287,368	$334,521	$45,962,438	$917,837	$9,693,675	$36,894,523

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I
Total Assets
Investments at fair value	$37,270,042	$5,265,876	$23,089,505	$10,858,762	$25,902,832	$12,695,258

Units outstanding	1,886,852	177,734	776,737	363,584	1,602,287	163,153
Unit value	$19.75	$29.63	$29.73	$29.87	$16.17	$77.81

Shares	2,173,180	446,261	1,965,064	604,945	1,443,859	397,721
Cost	$36,957,613	$5,788,643	$25,019,674	$10,852,179	$28,484,825	$12,976,423

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I
Total Assets
Investments at fair value	$38,510,187	$11,811,211	$24,252,186	$13,869,091	$15,589,407	$11,479,391

Units outstanding	634,686	402,432	1,252,590	672,016	1,024,956	1,053,280
Unit value	$60.68	$29.35	$19.36	$20.64	$15.21	$10.90

Shares	1,195,969	2,450,459	5,105,723	1,438,702	1,622,207	789,504
Cost	$37,678,872	$14,410,410	$29,672,471	$14,935,987	$17,712,043	$11,838,825

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I
Total Assets
Investments at fair value	$44,229,634	$1,643,577	$9,961,204	$5,896,265	$19,406,334	$11,804,302

Units outstanding	1,033,879	135,399	819,539	390,696	1,282,117	534,832
Unit value	$42.78	$12.14	$12.15	$15.09	$15.14	$22.07

Shares	3,041,928	103,305	626,097	486,892	1,602,505	1,041,862
Cost	$48,014,843	$1,534,519	$9,809,955	$6,167,073	$18,789,411	$11,674,682

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV
Total Assets
Investments at fair value	$19,037,244	$10,794,300	$10,698,044	$14,299,328	$165,761,760	$853,467

Units outstanding	1,336,036	321,414	674,077	487,475	9,421,664	80,266
Unit value	$14.25	$33.58	$15.87	$29.33	$17.59	$10.63

Shares	1,692,199	995,784	989,643	1,442,919	16,709,855	69,219
Cost	$21,768,785	$11,502,576	$11,544,940	$12,978,486	$147,829,631	$900,362

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV
Total Assets
Investments at fair value	$58,486,440	$379,093,220	$26,281,280	$3,824,580	$32,515,846	$617,800

Units outstanding	1,692,660	22,062,969	2,449,539	108,986	1,978,848	58,228
Unit value	$34.55	$17.18	$10.73	$35.09	$16.43	$10.61

Shares	4,778,304	30,921,144	1,935,293	343,320	2,910,998	48,078
Cost	$55,295,718	$380,467,728	$27,685,187	$4,363,993	$36,789,727	$643,771

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV
Total Assets
Investments at fair value	$75,182,094	$536,931,693	$29,423,010	$13,519,148	$81,139,708	$7,196,320

Units outstanding	2,343,528	31,216,095	2,722,794	379,962	4,737,287	672,993
Unit value	$32.08	$17.20	$10.81	$35.58	$17.13	$10.69

Shares	5,704,256	40,707,482	2,067,675	1,153,511	6,917,281	538,647
Cost	$64,950,807	$490,250,349	$31,007,491	$14,758,928	$87,455,102	$7,564,081

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	M Capital Appreciation (a)	M International Equity (a)	M Large Cap Growth (a)	M Large Cap Value (a)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$11,985,972	$12,972,872	$13,154,325	$10,015,980	$12,931,440	$31,748,345

Units outstanding	150,819	408,665	243,254	422,734	315,476	1,180,496
Unit value	$79.47	$31.74	$54.08	$23.69	$40.99	$26.89

Shares	476,579	1,152,120	607,310	836,757	658,089	1,615,692
Cost	$13,243,149	$14,119,257	$13,613,888	$11,011,314	$12,950,662	$32,572,024

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I
Total Assets
Investments at fair value	$20,174,396	$26,363,324	$12,091,661	$18,471,939	$108,386,668	$36,327,146

Units outstanding	578,390	347,047	481,901	479,153	6,238,277	1,473,823
Unit value	$34.88	$75.96	$25.09	$38.55	$17.37	$24.65

Shares	1,329,888	1,720,844	1,127,953	1,731,203	108,386,668	36,327,146
Cost	$19,789,315	$29,170,254	$13,366,531	$20,910,276	$108,386,668	$36,327,146

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I
Total Assets
Investments at fair value	$21,371,083	$29,578,011	$47,367,762	$3,545,257	$14,835,021	$19,780,747

Units outstanding	1,438,988	173,442	331,710	168,580	1,023,222	546,989
Unit value	$14.85	$170.54	$142.80	$21.03	$14.50	$36.16

Shares	2,310,387	1,636,857	2,635,936	324,955	1,380,002	831,823
Cost	$25,392,121	$19,560,026	$39,939,863	$4,047,087	$16,776,411	$17,405,781

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$18,094,700	$6,161,032	$13,464,694	$2,583,181	$16,691,067	$8,282,079

Units outstanding	630,883	576,263	1,255,584	102,544	558,246	266,856
Unit value	$28.68	$10.69	$10.72	$25.19	$29.90	$31.04

Shares	755,205	502,941	1,099,159	300,021	1,920,721	623,651
Cost	$18,250,497	$6,453,923	$13,937,787	$3,373,127	$20,476,608	$8,283,770

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$21,016,648	$30,613,853	$14,181,136	$3,509,740	$25,930,369	$11,775,195

Units outstanding	848,504	818,028	769,164	144,683	379,755	363,981
Unit value	$24.77	$37.42	$18.44	$24.26	$68.28	$32.35

Shares	1,581,388	1,064,459	495,324	172,894	1,280,512	598,333
Cost	$22,552,973	$31,855,801	$14,566,078	$3,962,911	$28,182,921	$9,232,016

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$17,510,254	$8,578,173	$25,816,466	$17,166,756	$5,594,470	$30,668,605

Units outstanding	812,280	328,179	1,331,275	724,472	235,111	386,748
Unit value	$21.56	$26.14	$19.39	$23.70	$23.80	$79.30

Shares	891,561	656,325	1,981,310	1,699,679	317,687	1,741,545
Cost	$17,833,767	$8,884,639	$26,625,061	$17,787,511	$4,415,907	$28,606,278

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$16,179,013	$8,810,846	$847,979	$4,238,433	$3,616,420	$13,376,476

Units outstanding	1,099,989	597,958	84,413	420,822	113,676	525,380
Unit value	$14.71	$14.73	$10.05	$10.07	$31.81	$25.46

Shares	846,626	461,059	72,850	364,127	300,118	1,111,927
Cost	$12,895,677	$7,744,807	$867,235	$4,333,334	$4,526,907	$16,162,449

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$13,872,168	$13,232,295

Units outstanding	261,578	534,547
Unit value	$53.03	$24.75

Shares	688,104	657,342
Cost	$12,463,327	$15,132,450

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,529,337	$2,956,414	$344,633	$259,463	$946,360	$523,176
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,529,337	2,956,414	344,633	259,463	946,360	523,176

Realized gains (losses) on investments:
Capital gain distributions received	1,971,519	2,621,128	—	—	—	—
Net realized gain (loss)	10,092,897	5,688,084	167,344	83,253	(52,133)	13,453

Realized gains (losses)	12,064,416	8,309,212	167,344	83,253	(52,133)	13,453

Unrealized appreciation (depreciation) during the period	(13,401,966)	11,122,495	(498,231)	127,603	(917,593)	261,782

Net increase (decrease) in contract owners’ equity from operations	2,191,787	22,388,121	13,746	470,319	(23,366)	798,411

Changes from principal transactions:
Purchase payments	15,143,018	13,822,212	222,455	233,165	1,895,759	1,554,161
Transfers between sub-accounts and the company	8,973,147	13,859,257	42,039	8,548	3,578,289	3,166,128
Transfers on general account policy loans	(1,959,421)	(945,803)	48,782	(12,343)	(89,271)	(48,535)
Withdrawals	(6,644,937)	(4,953,023)	(150,336)	(344,511)	(370,495)	(281,047)
Annual contract fee	(9,803,043)	(9,031,080)	(416,794)	(457,944)	(837,731)	(664,808)

Net increase (decrease) in contract owners’ equity from principal transactions	5,708,764	12,751,563	(253,854)	(573,085)	4,176,551	3,725,899

Total increase (decrease) in contract owners’ equity	7,900,551	35,139,684	(240,108)	(102,766)	4,153,185	4,524,310
Contract owners’ equity at beginning of period	195,957,385	160,817,701	6,926,958	7,029,724	14,875,557	10,351,247

Contract owners’ equity at end of period	$203,857,936	$195,957,385	$6,686,850	$6,926,958	$19,028,742	$14,875,557

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,455,186	5,193,556	317,786	344,467	209,301	155,794
Units issued	764,300	761,283	33,315	20,020	87,088	80,245
Units redeemed	(711,634)	(499,653)	(44,846)	(46,701)	(28,962)	(26,738)

Units, end of period	5,507,852	5,455,186	306,255	317,786	267,427	209,301

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$85,444	$89,100	$71,088	$58,160	$4,034	$3,972
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	85,444	89,100	71,088	58,160	4,034	3,972

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	127,199	170,125
Net realized gain (loss)	509,524	326,438	517,501	265,930	(25,925)	80,662

Realized gains (losses)	509,524	326,438	517,501	265,930	101,274	250,787

Unrealized appreciation (depreciation) during the period	(335,453)	460,242	(403,699)	209,774	(105,019)	(179,644)

Net increase (decrease) in contract owners’ equity from operations	259,515	875,780	184,890	533,864	289	75,115

Changes from principal transactions:
Purchase payments	275,125	318,940	420,406	365,103	19,928	19,378
Transfers between sub-accounts and the company	71,070	(204,494)	(413,442)	(3,584)	(149,883)	(104,979)
Transfers on general account policy loans	(29,715)	(29,305)	(49,659)	(234,256)	—	—
Withdrawals	(835,285)	(364,443)	(77,825)	(26,776)	(8,723)	(70,124)
Annual contract fee	(574,348)	(592,210)	(279,888)	(223,097)	(19,046)	(34,977)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,093,153)	(871,512)	(400,408)	(122,610)	(157,724)	(190,702)

Total increase (decrease) in contract owners’ equity	(833,638)	4,268	(215,518)	411,254	(157,435)	(115,587)
Contract owners’ equity at beginning of period	9,557,854	9,553,586	6,162,578	5,751,324	710,791	826,378

Contract owners’ equity at end of period	$8,724,216	$9,557,854	$5,947,060	$6,162,578	$553,356	$710,791

	2015	2014	2015	2014	2015	2014
Units, beginning of period	295,594	323,940	304,677	311,894	30,871	38,762
Units issued	9,308	5,420	55,598	36,999	748	8,333
Units redeemed	(41,901)	(33,766)	(73,826)	(44,216)	(7,586)	(16,224)

Units, end of period	263,001	295,594	286,449	304,677	24,033	30,871

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$23,880	$20,319	$1,751,398	$1,099,377	$133,905	$43,138
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,880	20,319	1,751,398	1,099,377	133,905	43,138

Realized gains (losses) on investments:
Capital gain distributions received	612,789	768,630	6,660,024	—	553,330	—
Net realized gain (loss)	(148,139)	50,496	2,981,583	3,108,191	207,610	149,385

Realized gains (losses)	464,650	819,126	9,641,607	3,108,191	760,940	149,385

Unrealized appreciation (depreciation) during the period	(494,260)	(574,119)	(10,784,264)	(1,250,243)	(576,537)	(70,019)

Net increase (decrease) in contract owners’ equity from operations	(5,730)	265,326	608,741	2,957,325	318,308	122,504

Changes from principal transactions:
Purchase payments	383,447	264,526	6,301,243	5,506,102	724,147	710,804
Transfers between sub-accounts and the company	(168,841)	372,794	8,282,745	11,942,340	2,931,125	1,296,543
Transfers on general account policy loans	(22,041)	(31,252)	(77,395)	3,212,309	(568,301)	(22,920)
Withdrawals	(12,705)	(23,602)	(3,363,204)	(1,603,111)	(51,035)	(71,711)
Annual contract fee	(180,200)	(155,814)	(4,304,551)	(3,574,501)	(353,343)	(241,219)

Net increase (decrease) in contract owners’ equity from principal transactions	(340)	426,652	6,838,838	15,483,139	2,682,593	1,671,497

Total increase (decrease) in contract owners’ equity	(6,070)	691,978	7,447,579	18,440,464	3,000,901	1,794,001
Contract owners’ equity at beginning of period	3,337,656	2,645,678	73,501,059	55,060,595	5,353,454	3,559,453

Contract owners’ equity at end of period	$3,331,586	$3,337,656	$80,948,638	$73,501,059	$8,354,355	$5,353,454

	2015	2014	2015	2014	2015	2014
Units, beginning of period	136,948	117,365	4,830,178	3,800,999	364,648	247,209
Units issued	38,778	63,228	1,306,364	1,554,254	247,531	160,060
Units redeemed	(38,980)	(43,645)	(872,674)	(525,075)	(78,535)	(42,621)

Units, end of period	136,746	136,948	5,263,868	4,830,178	533,644	364,648

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$155,865	$508,426	$1,191,405	$787,727	$480,692	$415,577
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	155,865	508,426	1,191,405	787,727	480,692	415,577

Realized gains (losses) on investments:
Capital gain distributions received	3,483,227	—	9,660,771	—	1	—
Net realized gain (loss)	5,115,168	1,356,956	4,779,236	4,796,381	1,712,431	1,492,731

Realized gains (losses)	8,598,395	1,356,956	14,440,007	4,796,381	1,712,432	1,492,731

Unrealized appreciation (depreciation) during the period	(4,810,480)	2,886,195	(14,579,453)	2,811,148	(4,197,663)	(3,204,471)

Net increase (decrease) in contract owners’ equity from operations	3,943,780	4,751,577	1,051,959	8,395,256	(2,004,539)	(1,296,163)

Changes from principal transactions:
Purchase payments	3,826,790	3,920,757	4,644,745	4,784,311	3,126,166	3,695,885
Transfers between sub-accounts and the company	(2,818,470)	754,981	81,752	475,749	2,062,811	(2,127,750)
Transfers on general account policy loans	(551,789)	(703,172)	(380,622)	(768,079)	(267,951)	(251,743)
Withdrawals	(1,831,887)	(1,635,977)	(3,883,610)	(2,925,126)	(1,106,252)	(1,318,630)
Annual contract fee	(2,866,999)	(2,753,437)	(4,180,672)	(4,110,003)	(1,662,191)	(1,712,905)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,242,355)	(416,848)	(3,718,407)	(2,543,148)	2,152,583	(1,715,143)

Total increase (decrease) in contract owners’ equity	(298,575)	4,334,729	(2,666,448)	5,852,108	148,044	(3,011,306)
Contract owners’ equity at beginning of period	62,572,781	58,238,052	88,901,950	83,049,842	39,770,316	42,781,622

Contract owners’ equity at end of period	$62,274,206	$62,572,781	$86,235,502	$88,901,950	$39,918,360	$39,770,316

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,634,239	2,636,896	3,705,884	3,776,062	1,879,080	1,957,216
Units issued	321,156	260,527	289,406	320,384	455,170	238,722
Units redeemed	(470,149)	(263,184)	(393,437)	(390,562)	(296,690)	(316,858)

Units, end of period	2,485,246	2,634,239	3,601,853	3,705,884	2,037,560	1,879,080

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$186,342	$65,464	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	186,342	65,464	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,226,455	185,939	7,237,541	1,476,283	9,190,684	1,576,300
Net realized gain (loss)	(76,270)	143,918	2,956,909	2,200,174	2,957,616	2,450,446

Realized gains (losses)	1,150,185	329,857	10,194,450	3,676,457	12,148,300	4,026,746

Unrealized appreciation (depreciation) during the period	(1,794,027)	(1,035,029)	(6,196,454)	(430,505)	(7,116,885)	(648,784)

Net increase (decrease) in contract owners’ equity from operations	(457,500)	(639,708)	3,997,996	3,245,952	5,031,415	3,377,962

Changes from principal transactions:
Purchase payments	1,213,862	896,496	1,126,659	1,184,730	4,738,247	4,405,252
Transfers between sub-accounts and the company	3,553,032	1,397,386	741,077	(250,786)	8,140,309	4,035,574
Transfers on general account policy loans	(45,629)	18,483	8,650	(133,206)	(472,496)	(261,679)
Withdrawals	(89,586)	(361,548)	(2,486,696)	(1,093,704)	(1,238,184)	(1,075,807)
Annual contract fee	(542,625)	(413,972)	(2,143,879)	(1,998,866)	(2,377,880)	(1,869,498)

Net increase (decrease) in contract owners’ equity from principal transactions	4,089,054	1,536,845	(2,754,189)	(2,291,832)	8,789,996	5,233,842

Total increase (decrease) in contract owners’ equity	3,631,554	897,137	1,243,807	954,120	13,821,411	8,611,804
Contract owners’ equity at beginning of period	7,659,729	6,762,592	38,598,868	37,644,748	42,433,760	33,821,956

Contract owners’ equity at end of period	$11,291,283	$7,659,729	$39,842,675	$38,598,868	$56,255,171	$42,433,760

	2015	2014	2015	2014	2015	2014
Units, beginning of period	477,111	386,645	768,611	817,615	347,031	301,803
Units issued	349,385	172,807	76,650	66,046	119,728	90,119
Units redeemed	(96,469)	(82,341)	(130,885)	(115,050)	(52,765)	(44,891)

Units, end of period	730,027	477,111	714,376	768,611	413,994	347,031

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$25,339	$28,805	$200,086	$190,090	$—	$12,279
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	25,339	28,805	200,086	190,090	—	12,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,849,701	2,825,406
Net realized gain (loss)	(6,551)	(921)	7,027	(10,586)	2,104,813	2,257,611

Realized gains (losses)	(6,551)	(921)	7,027	(10,586)	6,954,514	5,083,017

Unrealized appreciation (depreciation) during the period	(12,828)	24,441	(178,270)	176,416	(4,112,290)	(2,691,578)

Net increase (decrease) in contract owners’ equity from operations	5,960	52,325	28,843	355,920	2,842,224	2,403,718

Changes from principal transactions:
Purchase payments	13,835	37,542	802,489	770,991	874,786	992,102
Transfers between sub-accounts and the company	(190,040)	402,935	(1,036,897)	1,368,752	(234,305)	616,061
Transfers on general account policy loans	686	289	9,403	(13,274)	8,231	37,679
Withdrawals	(62,455)	(13,780)	(123,832)	(151,167)	(1,702,121)	(1,608,353)
Annual contract fee	(48,528)	(75,017)	(438,738)	(403,985)	(1,452,039)	(1,402,382)

Net increase (decrease) in contract owners’ equity from principal transactions	(286,502)	351,969	(787,575)	1,571,317	(2,505,448)	(1,364,893)

Total increase (decrease) in contract owners’ equity	(280,542)	404,294	(758,732)	1,927,237	336,776	1,038,825
Contract owners’ equity at beginning of period	1,098,146	693,852	7,415,996	5,488,759	27,404,064	26,365,239

Contract owners’ equity at end of period	$817,604	$1,098,146	$6,657,264	$7,415,996	$27,740,840	$27,404,064

	2015	2014	2015	2014	2015	2014
Units, beginning of period	98,445	65,646	664,034	518,925	1,106,120	1,166,905
Units issued	26,252	40,761	96,378	239,782	104,376	165,882
Units redeemed	(51,578)	(7,962)	(166,061)	(94,673)	(205,877)	(226,667)

Units, end of period	73,119	98,445	594,351	664,034	1,004,619	1,106,120

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,357	$16,277	$21,140	$17,748	$379,704	$316,266
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,357	16,277	21,140	17,748	379,704	316,266

Realized gains (losses) on investments:
Capital gain distributions received	3,755,477	2,112,416	171,193	285,644	4,085,731	2,361,804
Net realized gain (loss)	1,600,604	1,437,824	(107,888)	(95,592)	25,515	221,852

Realized gains (losses)	5,356,081	3,550,240	63,305	190,052	4,111,246	2,583,656

Unrealized appreciation (depreciation) during the period	(3,050,282)	(1,846,723)	65,144	(58,251)	(3,114,355)	(589,726)

Net increase (decrease) in contract owners’ equity from operations	2,311,156	1,719,794	149,589	149,549	1,376,595	2,310,196

Changes from principal transactions:
Purchase payments	2,023,842	1,789,466	37,595	15,429	3,556,067	4,156,796
Transfers between sub-accounts and the company	(1,265,017)	1,269,176	(214,136)	191,556	6,512,532	2,433,750
Transfers on general account policy loans	(349,952)	(132,234)	—	—	(112,922)	(48,709)
Withdrawals	(299,447)	(591,537)	(35,728)	(103,186)	(471,379)	(132,538)
Annual contract fee	(938,415)	(843,886)	(44,423)	(36,884)	(1,469,005)	(1,043,980)

Net increase (decrease) in contract owners’ equity from principal transactions	(828,989)	1,490,985	(256,692)	66,915	8,015,293	5,365,319

Total increase (decrease) in contract owners’ equity	1,482,167	3,210,779	(107,103)	216,464	9,391,888	7,675,515
Contract owners’ equity at beginning of period	20,286,816	17,076,037	1,095,514	879,050	23,504,981	15,829,466

Contract owners’ equity at end of period	$21,768,983	$20,286,816	$988,411	$1,095,514	$32,896,869	$23,504,981

	2015	2014	2015	2014	2015	2014
Units, beginning of period	834,006	769,990	62,652	56,419	1,340,340	1,014,374
Units issued	181,576	246,142	159,119	165,007	632,277	449,486
Units redeemed	(212,789)	(182,126)	(168,080)	(158,774)	(190,540)	(123,520)

Units, end of period	802,793	834,006	53,691	62,652	1,782,077	1,340,340

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$332,825	$39,393	$909,756	$168,146	$36,442	$43,934
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	332,825	39,393	909,756	168,146	36,442	43,934

Realized gains (losses) on investments:
Capital gain distributions received	44,570	—	119,033	—	55,329	5,865
Net realized gain (loss)	(51,186)	(28,112)	(203,251)	(31,962)	15,795	31,443

Realized gains (losses)	(6,616)	(28,112)	(84,218)	(31,962)	71,124	37,308

Unrealized appreciation (depreciation) during the period	(651,416)	63,951	(1,576,955)	128,708	(103,454)	28,265

Net increase (decrease) in contract owners’ equity from operations	(325,207)	75,232	(751,417)	264,892	4,112	109,507

Changes from principal transactions:
Purchase payments	409,467	27,803	4,228,837	577,775	94,838	54,769
Transfers between sub-accounts and the company	19,525,066	137,901	45,921,968	1,981,497	(112,307)	8,048
Transfers on general account policy loans	(16,659)	(77,082)	(192,530)	(36,519)	(13)	3,826
Withdrawals	(793,450)	(90,978)	(692,704)	(113,060)	(44,379)	(68,562)
Annual contract fee	(639,046)	(52,921)	(1,849,131)	(203,647)	(183,116)	(120,786)

Net increase (decrease) in contract owners’ equity from principal transactions	18,485,378	(55,277)	47,416,440	2,206,046	(244,977)	(122,705)

Total increase (decrease) in contract owners’ equity	18,160,171	19,955	46,665,023	2,470,938	(240,865)	(13,198)
Contract owners’ equity at beginning of period	1,334,341	1,314,386	6,459,160	3,988,222	1,821,460	1,834,658

Contract owners’ equity at end of period	$19,494,512	$1,334,341	$53,124,183	$6,459,160	$1,580,595	$1,821,460

	2015	2014	2015	2014	2015	2014
Units, beginning of period	65,904	68,770	397,238	260,011	124,068	132,601
Units issued	980,956	18,989	3,492,929	168,247	5,490	7,606
Units redeemed	(87,055)	(21,855)	(634,702)	(31,020)	(21,782)	(16,139)

Units, end of period	959,805	65,904	3,255,465	397,238	107,776	124,068

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,251,421	$3,370,634	$53,043	$62,531	$526,386	$467,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,251,421	3,370,634	53,043	62,531	526,386	467,704

Realized gains (losses) on investments:
Capital gain distributions received	4,643,290	419,244	—	124,675	—	834,321
Net realized gain (loss)	1,034,716	1,782,772	(204,206)	(87,721)	(1,644,622)	(728,340)

Realized gains (losses)	5,678,006	2,202,016	(204,206)	36,954	(1,644,622)	105,981

Unrealized appreciation (depreciation) during the period	(9,166,307)	1,667,344	(370,149)	(205,263)	(4,161,711)	(1,974,817)

Net increase (decrease) in contract owners’ equity from operations	(236,880)	7,239,994	(521,312)	(105,778)	(5,279,947)	(1,401,132)

Changes from principal transactions:
Purchase payments	15,956,396	19,179,849	63,253	111,950	3,209,221	3,287,268
Transfers between sub-accounts and the company	(3,362,635)	4,352,552	172,172	(461,557)	3,192,383	641,526
Transfers on general account policy loans	(686,549)	2,989,176	4,279	14,781	(150,807)	(163,714)
Withdrawals	(4,844,584)	(1,742,229)	(247,392)	(85,590)	(365,743)	(174,379)
Annual contract fee	(8,528,912)	(8,071,278)	(102,702)	(121,959)	(1,095,134)	(1,074,594)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,466,284)	16,708,070	(110,390)	(542,375)	4,789,920	2,516,107

Total increase (decrease) in contract owners’ equity	(1,703,164)	23,948,064	(631,702)	(648,153)	(490,027)	1,114,975
Contract owners’ equity at beginning of period	137,715,074	113,767,010	2,786,414	3,434,567	23,237,147	22,122,172

Contract owners’ equity at end of period	$136,011,910	$137,715,074	$2,154,712	$2,786,414	$22,747,120	$23,237,147

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,346,456	8,195,796	197,537	230,094	2,051,850	1,848,613
Units issued	914,014	1,984,040	36,915	33,735	968,452	587,015
Units redeemed	(1,024,295)	(833,380)	(45,690)	(66,292)	(539,017)	(383,778)

Units, end of period	9,236,175	9,346,456	188,762	197,537	2,481,285	2,051,850

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series NAV		Financial Industries Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$798,875	$833,083	$1,290,654	$1,243,656	$27,117	$16,840
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	798,875	833,083	1,290,654	1,243,656	27,117	16,840

Realized gains (losses) on investments:
Capital gain distributions received	3,726,417	3,930,791	5,820,976	5,614,392	845,009	—
Net realized gain (loss)	2,094,930	962,520	2,848,371	2,561,506	55,425	35,367

Realized gains (losses)	5,821,347	4,893,311	8,669,347	8,175,898	900,434	35,367

Unrealized appreciation (depreciation) during the period	(9,533,145)	(2,408,611)	(14,343,521)	(4,692,964)	(1,000,590)	144,622

Net increase (decrease) in contract owners’ equity from operations	(2,912,923)	3,317,783	(4,383,520)	4,726,590	(73,039)	196,829

Changes from principal transactions:
Purchase payments	1,459,539	1,499,423	5,682,807	5,973,382	47,817	84,921
Transfers between sub-accounts and the company	(1,383,254)	(833,202)	(4,035,461)	202,974	85,707	438,285
Transfers on general account policy loans	(37,709)	9,159	(683,317)	(454,234)	3,536	(1,403)
Withdrawals	(2,067,226)	(2,273,467)	(1,030,885)	(1,584,327)	(138,811)	(55,724)
Annual contract fee	(2,298,102)	(2,373,633)	(2,592,292)	(2,550,694)	(85,105)	(73,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,326,752)	(3,971,720)	(2,659,148)	1,587,101	(86,856)	392,214

Total increase (decrease) in contract owners’ equity	(7,239,675)	(653,937)	(7,042,668)	6,313,691	(159,895)	589,043
Contract owners’ equity at beginning of period	45,429,302	46,083,239	67,615,913	61,302,222	2,807,093	2,218,050

Contract owners’ equity at end of period	$38,189,627	$45,429,302	$60,573,245	$67,615,913	$2,647,198	$2,807,093

	2015	2014	2015	2014	2015	2014
Units, beginning of period	989,889	1,079,152	1,474,866	1,438,076	118,692	101,898
Units issued	19,749	19,581	218,911	228,900	5,543	22,363
Units redeemed	(117,284)	(108,844)	(278,223)	(192,110)	(9,262)	(5,569)

Units, end of period	892,354	989,889	1,415,554	1,474,866	114,973	118,692

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$84,277	$44,936	$10,867	$12,700	$1,319,918	$1,278,471
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,277	44,936	10,867	12,700	1,319,918	1,278,471

Realized gains (losses) on investments:
Capital gain distributions received	2,498,794	—	—	—	—	—
Net realized gain (loss)	108,001	220,159	7,233	28,160	411,841	788,637

Realized gains (losses)	2,606,795	220,159	7,233	28,160	411,841	788,637

Unrealized appreciation (depreciation) during the period	(2,942,339)	231,070	(41,081)	(28,843)	(4,405,532)	(1,200,985)

Net increase (decrease) in contract owners’ equity from operations	(251,267)	496,165	(22,981)	12,017	(2,673,773)	866,123

Changes from principal transactions:
Purchase payments	569,007	527,894	6,755	4,076	4,207,560	3,659,276
Transfers between sub-accounts and the company	1,879,015	987,507	534	27,920	5,558,552	9,076,309
Transfers on general account policy loans	(150,889)	(87,072)	—	—	(107,653)	(68,611)
Withdrawals	(273,741)	(160,956)	123	(25,027)	(366,809)	(270,077)
Annual contract fee	(332,542)	(302,751)	(13,319)	(12,165)	(2,106,168)	(1,594,623)

Net increase (decrease) in contract owners’ equity from principal transactions	1,690,850	964,622	(5,907)	(5,196)	7,185,482	10,802,274

Total increase (decrease) in contract owners’ equity	1,439,583	1,460,787	(28,888)	6,821	4,511,709	11,668,397
Contract owners’ equity at beginning of period	6,196,372	4,735,585	399,504	392,683	39,698,400	28,030,003

Contract owners’ equity at end of period	$7,635,955	$6,196,372	$370,616	$399,504	$44,210,109	$39,698,400

	2015	2014	2015	2014	2015	2014
Units, beginning of period	217,693	180,754	27,532	27,876	2,728,857	1,985,708
Units issued	116,525	61,397	1,074	3,534	631,698	928,425
Units redeemed	(58,827)	(24,458)	(1,492)	(3,878)	(135,923)	(185,276)

Units, end of period	275,391	217,693	27,114	27,532	3,224,632	2,728,857

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$3,535	$—	$52,401	$380,095	$209,238
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	3,535	—	52,401	380,095	209,238

Realized gains (losses) on investments:
Capital gain distributions received	45,822	—	603,167	—	—	—
Net realized gain (loss)	95,787	356,496	776,764	898,753	488,283	372,776

Realized gains (losses)	141,609	356,496	1,379,931	898,753	488,283	372,776

Unrealized appreciation (depreciation) during the period	(112,332)	(267,603)	(847,422)	123,164	(1,249,037)	193,541

Net increase (decrease) in contract owners’ equity from operations	29,277	92,428	532,509	1,074,318	(380,659)	775,555

Changes from principal transactions:
Purchase payments	20,970	19,023	741,817	798,243	1,297,099	411,039
Transfers between sub-accounts and the company	105,500	(840,249)	807,814	(1,098,849)	59,219	33,551,739
Transfers on general account policy loans	(195)	8,264	(75,738)	(106,535)	(56,320)	(65,726)
Withdrawals	(834)	(26,591)	(317,922)	(383,175)	(2,083,063)	(602,464)
Annual contract fee	(39,304)	(51,569)	(684,156)	(648,811)	(2,170,415)	(566,126)

Net increase (decrease) in contract owners’ equity from principal transactions	86,137	(891,122)	471,815	(1,439,127)	(2,953,480)	32,728,462

Total increase (decrease) in contract owners’ equity	115,414	(798,694)	1,004,324	(364,809)	(3,334,139)	33,504,017
Contract owners’ equity at beginning of period	895,762	1,694,456	12,145,073	12,509,882	39,537,835	6,033,818

Contract owners’ equity at end of period	$1,011,176	$895,762	$13,149,397	$12,145,073	$36,203,696	$39,537,835

	2015	2014	2015	2014	2015	2014
Units, beginning of period	24,558	50,985	560,773	634,270	1,394,135	235,331
Units issued	11,358	3,439	106,902	73,628	35,395	1,238,799
Units redeemed	(9,263)	(29,866)	(84,373)	(147,125)	(138,630)	(79,995)

Units, end of period	26,653	24,558	583,302	560,773	1,290,900	1,394,135

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series I		Fundamental Value Trust Series NAV
	2015	2014	2015	2014 (b)	2015	2014 (b)
Income:
Dividend distributions received	$409,363	$205,822	$—	$547,688	$—	$220,648
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	409,363	205,822	—	547,688	—	220,648

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	7,675,158	—	3,009,845
Net realized gain (loss)	944,900	626,451	—	9,616,529	—	1,874,769

Realized gains (losses)	944,900	626,451	—	17,291,687	—	4,884,614

Unrealized appreciation (depreciation) during the period	(1,720,425)	886,595	—	(15,550,163)	—	(4,193,298)

Net increase (decrease) in contract owners’ equity from operations	(366,162)	1,718,868	—	2,289,212	—	911,964

Changes from principal transactions:
Purchase payments	3,746,125	2,539,701	—	1,173,954	—	844,818
Transfers between sub-accounts and the company	2,856,109	16,130,512	—	(35,046,674)	—	(13,989,253)
Transfers on general account policy loans	(356,965)	(153,814)	—	(63,375)	—	(90,519)
Withdrawals	(770,578)	(594,142)	—	(990,035)	—	(256,071)
Annual contract fee	(1,614,266)	(968,659)	—	(1,719,617)	—	(429,156)

Net increase (decrease) in contract owners’ equity from principal transactions	3,860,425	16,953,598	—	(36,645,747)	—	(13,920,181)

Total increase (decrease) in contract owners’ equity	3,494,263	18,672,466	—	(34,356,535)	—	(13,008,217)
Contract owners’ equity at beginning of period	33,775,779	15,103,313	—	34,356,535	—	13,008,217

Contract owners’ equity at end of period	$37,270,042	$33,775,779	$—	$—	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,691,803	837,185	—	1,409,617	—	745,435
Units issued	476,698	1,042,319	—	10,903	—	123,451
Units redeemed	(281,649)	(187,701)	—	(1,420,520)	—	(868,886)

Units, end of period	1,886,852	1,691,803	—	—	—	—

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$139,318	$59,130	$630,566	$233,519	$231,091	$252,374
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	139,318	59,130	630,566	233,519	231,091	252,374

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Realized gains (losses)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Unrealized appreciation (depreciation) during the period	(332,448)	1,183	(1,244,037)	232,347	(1,108,990)	(561,998)

Net increase (decrease) in contract owners’ equity from operations	(200,984)	154,765	(842,144)	588,776	(774,805)	(222,015)

Changes from principal transactions:
Purchase payments	211,813	238,509	3,067,431	3,362,157	474,835	266,175
Transfers between sub-accounts and the company	(99,265)	(264,388)	(380,785)	(1,415,897)	(525,557)	6,631,617
Transfers on general account policy loans	(1,046)	8,680	(376,370)	(371,243)	(111,544)	82,201
Withdrawals	(447,748)	(398,435)	(497,861)	(464,233)	(692,773)	(180,631)
Annual contract fee	(254,587)	(283,897)	(1,108,159)	(1,127,720)	(704,548)	(525,644)

Net increase (decrease) in contract owners’ equity from principal transactions	(590,833)	(699,531)	704,256	(16,936)	(1,559,587)	6,273,718

Total increase (decrease) in contract owners’ equity	(791,817)	(544,766)	(137,888)	571,840	(2,334,392)	6,051,703
Contract owners’ equity at beginning of period	6,057,693	6,602,459	23,227,393	22,655,553	13,193,154	7,141,451

Contract owners’ equity at end of period	$5,265,876	$6,057,693	$23,089,505	$23,227,393	$10,858,762	$13,193,154

	2015	2014	2015	2014	2015	2014
Units, beginning of period	197,307	219,957	753,993	753,201	413,385	217,924
Units issued	9,209	12,625	190,675	138,638	12,308	228,132
Units redeemed	(28,782)	(35,275)	(167,931)	(137,846)	(62,109)	(32,671)

Units, end of period	177,734	197,307	776,737	753,993	363,584	413,385

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$558,851	$585,288	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	558,851	585,288	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,860,776	1,485,133	6,005,699	3,185,351
Net realized gain (loss)	272,661	517,450	2,292,060	1,913,684	2,754,869	1,976,805

Realized gains (losses)	272,661	517,450	5,152,836	3,398,817	8,760,568	5,162,156

Unrealized appreciation (depreciation) during the period	(2,538,370)	(1,483,151)	(3,475,931)	(76,848)	(4,953,078)	1,523,164

Net increase (decrease) in contract owners’ equity from operations	(1,706,858)	(380,413)	1,676,905	3,321,969	3,807,490	6,685,320

Changes from principal transactions:
Purchase payments	3,235,721	967,444	261,109	253,914	3,526,362	2,831,104
Transfers between sub-accounts and the company	(3,425,633)	24,808,964	(2,879,526)	1,025,820	4,312,607	2,546,169
Transfers on general account policy loans	(303,412)	(68,316)	80,473	(166,025)	(485,840)	(219,401)
Withdrawals	(394,544)	(170,147)	(780,703)	(404,912)	(821,880)	(503,049)
Annual contract fee	(1,324,904)	(465,197)	(481,723)	(367,689)	(1,728,630)	(1,174,122)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,212,772)	25,072,748	(3,800,370)	341,108	4,802,619	3,480,701

Total increase (decrease) in contract owners’ equity	(3,919,630)	24,692,335	(2,123,465)	3,663,077	8,610,109	10,166,021
Contract owners’ equity at beginning of period	29,822,462	5,130,127	14,818,723	11,155,646	29,900,078	19,734,057

Contract owners’ equity at end of period	$25,902,832	$29,822,462	$12,695,258	$14,818,723	$38,510,187	$29,900,078

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,727,883	289,774	214,618	212,988	555,648	483,536
Units issued	328,762	1,540,180	45,976	72,828	206,685	178,023
Units redeemed	(454,358)	(102,071)	(97,441)	(71,198)	(127,647)	(105,911)

Units, end of period	1,602,287	1,727,883	163,153	214,618	634,686	555,648

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$975,360	$996,444	$1,949,098	$1,726,481	$443,171	$511,933
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	975,360	996,444	1,949,098	1,726,481	443,171	511,933

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Realized gains (losses)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Unrealized appreciation (depreciation) during the period	(1,960,830)	(366,681)	(3,604,113)	(1,782,265)	(776,858)	(1,007,932)

Net increase (decrease) in contract owners’ equity from operations	(1,055,224)	41,689	(2,143,817)	2,494	(934,738)	(914,054)

Changes from principal transactions:
Purchase payments	612,218	455,498	2,460,115	2,367,011	607,340	590,094
Transfers between sub-accounts and the company	(623,577)	(26,653)	(409,207)	2,151,741	2,557,922	179,747
Transfers on general account policy loans	14,726	(15,629)	(235,246)	(196,884)	31,402	25,934
Withdrawals	(540,689)	(638,109)	(249,283)	(531,942)	(509,622)	(702,702)
Annual contract fee	(689,035)	(775,947)	(1,213,962)	(1,183,059)	(958,139)	(762,726)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,226,357)	(1,000,840)	352,417	2,606,867	1,728,903	(669,653)

Total increase (decrease) in contract owners’ equity	(2,281,581)	(959,151)	(1,791,400)	2,609,361	794,165	(1,583,707)
Contract owners’ equity at beginning of period	14,092,792	15,051,943	26,043,586	23,434,225	13,074,926	14,658,633

Contract owners’ equity at end of period	$11,811,211	$14,092,792	$24,252,186	$26,043,586	$13,869,091	$13,074,926

	2015	2014	2015	2014	2015	2014
Units, beginning of period	440,229	470,728	1,232,423	1,108,931	598,981	626,571
Units issued	21,327	18,781	315,980	345,751	135,250	32,466
Units redeemed	(59,124)	(49,280)	(295,813)	(222,259)	(62,215)	(60,056)

Units, end of period	402,432	440,229	1,252,590	1,232,423	672,016	598,981

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series NAV		International Equity Index Trust B Series I		International Equity Index Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$502,599	$411,977	$298,167	$406,030	$1,146,653	$1,232,888
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	502,599	411,977	298,167	406,030	1,146,653	1,232,888

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	306,789	493,181	116,667	229,982	434,665	855,294

Realized gains (losses)	306,789	493,181	116,667	229,982	434,665	855,294

Unrealized appreciation (depreciation) during the period	(1,977,456)	(1,725,638)	(1,108,383)	(1,226,984)	(4,378,528)	(3,845,111)

Net increase (decrease) in contract owners’ equity from operations	(1,168,068)	(820,480)	(693,549)	(590,972)	(2,797,210)	(1,756,929)

Changes from principal transactions:
Purchase payments	1,203,594	1,173,587	491,712	454,632	5,397,024	4,772,166
Transfers between sub-accounts and the company	5,931,394	1,981,602	286,792	(520,274)	5,219,885	3,210,437
Transfers on general account policy loans	(381,235)	(234,657)	49,461	(37,472)	(500,950)	(168,581)
Withdrawals	(110,459)	(171,201)	(605,365)	(261,204)	(627,273)	(830,701)
Annual contract fee	(625,189)	(449,841)	(569,432)	(591,127)	(1,752,117)	(1,618,820)

Net increase (decrease) in contract owners’ equity from principal transactions	6,018,105	2,299,490	(346,832)	(955,445)	7,736,569	5,364,501

Total increase (decrease) in contract owners’ equity	4,850,037	1,479,010	(1,040,381)	(1,546,417)	4,939,359	3,607,572
Contract owners’ equity at beginning of period	10,739,370	9,260,360	12,519,772	14,066,189	39,290,275	35,682,703

Contract owners’ equity at end of period	$15,589,407	$10,739,370	$11,479,391	$12,519,772	$44,229,634	$39,290,275

	2015	2014	2015	2014	2015	2014
Units, beginning of period	668,515	537,522	1,080,790	1,158,258	865,114	749,769
Units issued	549,848	258,529	66,915	46,935	262,043	204,808
Units redeemed	(193,407)	(127,536)	(94,425)	(124,403)	(93,278)	(89,463)

Units, end of period	1,024,956	668,515	1,053,280	1,080,790	1,033,879	865,114

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$29,537	$38,249	$178,380	$155,294	$108,497	$90,018
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,537	38,249	178,380	155,294	108,497	90,018

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2	—
Net realized gain (loss)	76,136	137,630	139,813	247,099	530,579	1,102,341

Realized gains (losses)	76,136	137,630	139,813	247,099	530,581	1,102,341

Unrealized appreciation (depreciation) during the period	(132,967)	(159,262)	(621,158)	(401,163)	(276,123)	(1,622,634)

Net increase (decrease) in contract owners’ equity from operations	(27,294)	16,617	(302,965)	1,230	362,955	(430,275)

Changes from principal transactions:
Purchase payments	94,696	75,619	925,583	895,601	222,265	249,582
Transfers between sub-accounts and the company	(84,628)	(386,724)	1,759,177	396,177	(215,226)	(1,328,194)
Transfers on general account policy loans	(36,636)	19,988	(38,797)	114,605	(56,242)	15,056
Withdrawals	(98,985)	(119,314)	(100,194)	(246,212)	(156,443)	(152,845)
Annual contract fee	(95,781)	(66,721)	(434,314)	(382,081)	(304,077)	(312,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(221,334)	(477,152)	2,111,455	778,090	(509,723)	(1,528,639)

Total increase (decrease) in contract owners’ equity	(248,628)	(460,535)	1,808,490	779,320	(146,768)	(1,958,914)
Contract owners’ equity at beginning of period	1,892,205	2,352,740	8,152,714	7,373,394	6,043,033	8,001,947

Contract owners’ equity at end of period	$1,643,577	$1,892,205	$9,961,204	$8,152,714	$5,896,265	$6,043,033

	2015	2014	2015	2014	2015	2014
Units, beginning of period	152,343	189,797	655,754	594,174	426,622	525,949
Units issued	14,033	17,274	232,211	175,308	114,503	133,382
Units redeemed	(30,977)	(54,728)	(68,426)	(113,728)	(150,429)	(232,709)

Units, end of period	135,399	152,343	819,539	655,754	390,696	426,622

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$331,850	$191,931	$244,634	$473,210	$409,152	$690,371
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	331,850	191,931	244,634	473,210	409,152	690,371

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Realized gains (losses)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Unrealized appreciation (depreciation) during the period	141,353	(1,657,102)	(489,124)	(2,136,674)	(2,395,603)	(4,593,942)

Net increase (decrease) in contract owners’ equity from operations	935,286	(1,010,582)	(915,785)	(2,124,299)	(1,755,232)	(3,031,510)

Changes from principal transactions:
Purchase payments	2,499,238	2,236,538	477,548	577,299	1,781,370	1,825,490
Transfers between sub-accounts and the company	4,686,296	1,507,039	(987,899)	456,837	(811,500)	4,407,570
Transfers on general account policy loans	(183,267)	(126,202)	(60,806)	(62,155)	(399,163)	(95,512)
Withdrawals	(214,404)	(331,927)	(975,769)	(728,108)	(367,384)	(663,133)
Annual contract fee	(773,704)	(624,953)	(657,453)	(916,228)	(1,006,133)	(1,037,535)

Net increase (decrease) in contract owners’ equity from principal transactions	6,014,159	2,660,495	(2,204,379)	(672,355)	(802,810)	4,436,880

Total increase (decrease) in contract owners’ equity	6,949,445	1,649,913	(3,120,164)	(2,796,654)	(2,558,042)	1,405,370
Contract owners’ equity at beginning of period	12,456,889	10,806,976	14,924,466	17,721,120	21,595,286	20,189,916

Contract owners’ equity at end of period	$19,406,334	$12,456,889	$11,804,302	$14,924,466	$19,037,244	$21,595,286

	2015	2014	2015	2014	2015	2014
Units, beginning of period	877,938	709,460	623,344	647,557	1,398,608	1,144,431
Units issued	568,772	376,852	22,387	54,106	346,456	464,041
Units redeemed	(164,593)	(208,374)	(110,899)	(78,319)	(409,028)	(209,864)

Units, end of period	1,282,117	877,938	534,832	623,344	1,336,036	1,398,608

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$211,436	$370,834	$195,469	$252,021	$301,714	$474,129
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	211,436	370,834	195,469	252,021	301,714	474,129

Realized gains (losses) on investments:
Capital gain distributions received	488,612	28,366	432,775	18,425	—	—
Net realized gain (loss)	158,743	59,830	(61,957)	11,955	959,798	1,740,263

Realized gains (losses)	647,355	88,196	370,818	30,380	959,798	1,740,263

Unrealized appreciation (depreciation) during the period	(949,315)	214,333	(653,775)	115,025	(2,146,286)	(1,951,240)

Net increase (decrease) in contract owners’ equity from operations	(90,524)	673,363	(87,488)	397,426	(884,774)	263,152

Changes from principal transactions:
Purchase payments	472,165	457,394	1,332,486	1,140,146	716,400	652,218
Transfers between sub-accounts and the company	(113,244)	154,355	1,884,108	450,970	(353,855)	(5,315,561)
Transfers on general account policy loans	(24,703)	(259,304)	(250,476)	(28,211)	328,758	(296,731)
Withdrawals	(754,994)	(551,203)	(206,397)	(97,013)	(1,330,166)	(1,168,137)
Annual contract fee	(932,040)	(955,208)	(503,497)	(407,750)	(669,424)	(819,003)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,352,816)	(1,153,966)	2,256,224	1,058,142	(1,308,287)	(6,947,214)

Total increase (decrease) in contract owners’ equity	(1,443,340)	(480,603)	2,168,736	1,455,568	(2,193,061)	(6,684,062)
Contract owners’ equity at beginning of period	12,237,640	12,718,243	8,529,308	7,073,740	16,492,389	23,176,451

Contract owners’ equity at end of period	$10,794,300	$12,237,640	$10,698,044	$8,529,308	$14,299,328	$16,492,389

	2015	2014	2015	2014	2015	2014
Units, beginning of period	361,408	396,154	533,765	467,207	529,366	754,313
Units issued	11,351	17,319	271,105	167,019	17,047	13,918
Units redeemed	(51,345)	(52,065)	(130,793)	(100,461)	(58,938)	(238,865)

Units, end of period	321,414	361,408	674,077	533,765	487,475	529,366

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV		Lifestyle Balanced MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$3,574,431	$5,098,819	$16,799	$11,893	$1,481,934	$1,860,965
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,574,431	5,098,819	16,799	11,893	1,481,934	1,860,965

Realized gains (losses) on investments:
Capital gain distributions received	—	—	900	13,969	4,446,014	—
Net realized gain (loss)	4,245,982	4,886,806	(1,045)	776	184,802	52,111

Realized gains (losses)	4,245,982	4,886,806	(145)	14,745	4,630,816	52,111

Unrealized appreciation (depreciation) during the period	(18,098,903)	(7,282,531)	(31,132)	(15,766)	(7,421,086)	840,529

Net increase (decrease) in contract owners’ equity from operations	(10,278,490)	2,703,094	(14,478)	10,872	(1,308,336)	2,753,605

Changes from principal transactions:
Purchase payments	18,019,468	19,199,626	60,013	100,950	1,588,712	1,914,656
Transfers between sub-accounts and the company	(2,255,510)	835,498	372,278	428,586	(99,622)	896,077
Transfers on general account policy loans	(976,970)	(1,216,580)	—	—	(184,403)	(196,907)
Withdrawals	(4,931,473)	(3,979,898)	(907)	2,073	(3,777,823)	(3,731,444)
Annual contract fee	(9,471,119)	(8,978,760)	(86,806)	(19,114)	(2,692,734)	(2,850,827)

Net increase (decrease) in contract owners’ equity from principal transactions	384,396	5,859,886	344,578	512,495	(5,165,870)	(3,968,445)

Total increase (decrease) in contract owners’ equity	(9,894,094)	8,562,980	330,100	523,367	(6,474,206)	(1,214,840)
Contract owners’ equity at beginning of period	175,655,854	167,092,874	523,367	—	64,960,646	66,175,486

Contract owners’ equity at end of period	$165,761,760	$175,655,854	$853,467	$523,367	$58,486,440	$64,960,646

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,405,923	9,085,360	48,480	—	1,837,744	1,952,403
Units issued	894,308	1,141,307	41,397	50,439	24,661	75,294
Units redeemed	(878,567)	(820,744)	(9,611)	(1,959)	(169,745)	(189,953)

Units, end of period	9,421,664	9,405,923	80,266	48,480	1,692,660	1,837,744

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV		Lifestyle Conservative MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$9,785,380	$11,240,338	$661,544	$280,025	$101,599	$117,568
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,785,380	11,240,338	661,544	280,025	101,599	117,568

Realized gains (losses) on investments:
Capital gain distributions received	27,541,990	—	339,514	60,566	213,886	249,475
Net realized gain (loss)	6,045,648	3,562,646	(11,832)	3,826	(66,706)	(38,870)

Realized gains (losses)	33,587,638	3,562,646	327,682	64,392	147,180	210,605

Unrealized appreciation (depreciation) during the period	(51,711,068)	547,041	(1,171,375)	(232,531)	(242,139)	(97,723)

Net increase (decrease) in contract owners’ equity from operations	(8,338,050)	15,350,025	(182,149)	111,886	6,640	230,450

Changes from principal transactions:
Purchase payments	39,232,903	39,785,761	3,594,246	822,775	119,067	156,393
Transfers between sub-accounts and the company	(3,222,996)	13,526,729	14,781,372	9,736,431	326,764	(302,748)
Transfers on general account policy loans	4,431,079	(2,308,654)	(173,713)	—	(50,208)	1,466
Withdrawals	(14,652,457)	(7,529,126)	(42,744)	(263)	(440,767)	(549,192)
Annual contract fee	(24,651,162)	(23,581,071)	(1,998,965)	(367,596)	(313,701)	(378,862)

Net increase (decrease) in contract owners’ equity from principal transactions	1,137,367	19,893,639	16,160,196	10,191,347	(358,845)	(1,072,943)

Total increase (decrease) in contract owners’ equity	(7,200,683)	35,243,664	15,978,047	10,303,233	(352,205)	(842,493)
Contract owners’ equity at beginning of period	386,293,903	351,050,239	10,303,233	—	4,176,785	5,019,278

Contract owners’ equity at end of period	$379,093,220	$386,293,903	$26,281,280	$10,303,233	$3,824,580	$4,176,785

	2015	2014	2015	2014	2015	2014
Units, beginning of period	21,987,612	20,832,197	961,275	—	119,080	150,284
Units issued	1,985,190	2,301,212	1,556,021	974,808	11,730	13,756
Units redeemed	(1,909,833)	(1,145,797)	(67,757)	(13,533)	(21,824)	(44,960)

Units, end of period	22,062,969	21,987,612	2,449,539	961,275	108,986	119,080

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV		Lifestyle Growth MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$876,469	$958,883	$17,267	$5,672	$1,742,480	$2,477,158
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	876,469	958,883	17,267	5,672	1,742,480	2,477,158

Realized gains (losses) on investments:
Capital gain distributions received	1,895,177	1,805,610	12,149	903	—	—
Net realized gain (loss)	(490,297)	15,925	(17,088)	45	43,775	604,184

Realized gains (losses)	1,404,880	1,821,535	(4,939)	948	43,775	604,184

Unrealized appreciation (depreciation) during the period	(2,212,082)	(1,267,153)	(21,617)	(4,353)	(5,442,711)	(1,009,107)

Net increase (decrease) in contract owners’ equity from operations	69,267	1,513,265	(9,289)	2,267	(3,656,456)	2,072,235

Changes from principal transactions:
Purchase payments	3,332,630	4,008,435	81,790	9,565	3,492,591	3,638,431
Transfers between sub-accounts and the company	(869,811)	2,051,431	414,191	188,980	(905,398)	(5,120,557)
Transfers on general account policy loans	(56,529)	(395,509)	(264)	—	(236,686)	(887,877)
Withdrawals	(1,377,360)	(501,697)	24	2	(7,126,155)	(5,107,259)
Annual contract fee	(2,196,212)	(2,085,021)	(59,497)	(9,969)	(3,732,253)	(3,867,370)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,167,282)	3,077,639	436,244	188,578	(8,507,901)	(11,344,632)

Total increase (decrease) in contract owners’ equity	(1,098,015)	4,590,904	426,955	190,845	(12,164,357)	(9,272,397)
Contract owners’ equity at beginning of period	33,613,861	29,022,957	190,845	—	87,346,451	96,618,848

Contract owners’ equity at end of period	$32,515,846	$33,613,861	$617,800	$190,845	$75,182,094	$87,346,451

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,049,384	1,857,470	18,028	—	2,599,268	2,937,305
Units issued	336,141	425,039	105,177	18,470	64,387	101,170
Units redeemed	(406,677)	(233,125)	(64,977)	(442)	(320,127)	(439,207)

Units, end of period	1,978,848	2,049,384	58,228	18,028	2,343,528	2,599,268

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$12,687,426	$15,823,513	$685,439	$305,218	$351,788	$443,281
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,687,426	15,823,513	685,439	305,218	351,788	443,281

Realized gains (losses) on investments:
Capital gain distributions received	1	—	415,908	60,177	1,189,744	812,142
Net realized gain (loss)	7,403,755	4,652,647	4,588	3,610	299,545	841,209

Realized gains (losses)	7,403,756	4,652,647	420,496	63,787	1,489,289	1,653,351

Unrealized appreciation (depreciation) during the period	(45,475,242)	(8,746,059)	(1,392,102)	(192,378)	(1,936,464)	(1,265,991)

Net increase (decrease) in contract owners’ equity from operations	(25,384,060)	11,730,101	(286,167)	176,627	(95,387)	830,641

Changes from principal transactions:
Purchase payments	67,671,161	66,537,278	3,588,227	659,436	251,733	340,437
Transfers between sub-accounts and the company	(591,994)	16,437,696	16,686,651	11,395,323	(421,448)	(1,548,377)
Transfers on general account policy loans	(3,224,748)	(3,614,784)	(57,510)	763	34,999	(175,411)
Withdrawals	(15,773,558)	(15,060,851)	(62,204)	1,144	(1,035,731)	(891,007)
Annual contract fee	(36,782,792)	(34,923,606)	(2,253,981)	(425,299)	(598,832)	(659,228)

Net increase (decrease) in contract owners’ equity from principal transactions	11,298,069	29,375,733	17,901,183	11,631,367	(1,769,279)	(2,933,586)

Total increase (decrease) in contract owners’ equity	(14,085,991)	41,105,834	17,615,016	11,807,994	(1,864,666)	(2,102,945)
Contract owners’ equity at beginning of period	551,017,684	509,911,850	11,807,994	—	15,383,814	17,486,759

Contract owners’ equity at end of period	$536,931,693	$551,017,684	$29,423,010	$11,807,994	$13,519,148	$15,383,814

	2015	2014	2015	2014	2015	2014
Units, beginning of period	30,578,139	28,942,264	1,092,740	—	428,437	511,067
Units issued	2,833,383	3,284,101	1,697,684	1,110,464	8,238	17,481
Units redeemed	(2,195,427)	(1,648,226)	(67,630)	(17,724)	(56,713)	(100,111)

Units, end of period	31,216,095	30,578,139	2,722,794	1,092,740	379,962	428,437

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,153,238	$2,344,608	$187,095	$80,686	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,153,238	2,344,608	187,095	80,686	—	—

Realized gains (losses) on investments:
Capital gain distributions received	7,049,872	3,647,721	89,639	21,312	1,354,802	1,047,489
Net realized gain (loss)	812,049	1,263,827	(6,981)	(80)	108,053	450,567

Realized gains (losses)	7,861,921	4,911,548	82,658	21,232	1,462,855	1,498,056

Unrealized appreciation (depreciation) during the period	(10,752,718)	(3,582,352)	(303,546)	(64,274)	(2,318,585)	(330,029)

Net increase (decrease) in contract owners’ equity from operations	(737,559)	3,673,804	(33,793)	37,644	(855,730)	1,168,027

Changes from principal transactions:
Purchase payments	9,398,678	8,707,027	810,206	237,058	1,328,524	1,108,612
Transfers between sub-accounts and the company	672,540	4,482,501	4,094,287	2,664,076	1,290,020	214,350
Transfers on general account policy loans	(453,925)	(262,449)	74	—	(78,885)	(88,744)
Withdrawals	(2,574,809)	(2,266,141)	(22,523)	(253)	(77,040)	(420,001)
Annual contract fee	(5,309,339)	(4,809,718)	(525,564)	(92,697)	(493,789)	(441,684)

Net increase (decrease) in contract owners’ equity from principal transactions	1,733,145	5,851,220	4,356,480	2,808,184	1,968,830	372,533

Total increase (decrease) in contract owners’ equity	995,586	9,525,024	4,322,687	2,845,828	1,113,100	1,540,560
Contract owners’ equity at beginning of period	80,144,122	70,619,098	2,873,633	27,805	10,872,872	9,332,312

Contract owners’ equity at end of period	$81,139,708	$80,144,122	$7,196,320	$2,873,633	$11,985,972	$10,872,872

	2015	2014	2015	2014	2015	2014
Units, beginning of period	4,638,720	4,291,353	269,125	2,757	127,810	123,324
Units issued	560,063	872,958	428,419	274,614	35,371	29,007
Units redeemed	(461,496)	(525,591)	(24,551)	(8,246)	(12,362)	(24,521)

Units, end of period	4,737,287	4,638,720	672,993	269,125	150,819	127,810

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity (c)		M Large Cap Growth (c)		M Large Cap Value (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$227,038	$262,268	$3,668	$4,978	$137,621	$106,320
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	227,038	262,268	3,668	4,978	137,621	106,320

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,208,741	1,525,502	892,911	994,742
Net realized gain (loss)	251,773	252,402	928,486	585,832	462,640	400,289

Realized gains (losses)	251,773	252,402	3,137,227	2,111,334	1,355,551	1,395,031

Unrealized appreciation (depreciation) during the period	(1,041,397)	(1,347,443)	(2,144,520)	(963,028)	(1,572,791)	(712,939)

Net increase (decrease) in contract owners’ equity from operations	(562,586)	(832,773)	996,375	1,153,284	(79,619)	788,412

Changes from principal transactions:
Purchase payments	1,415,202	1,341,060	1,354,399	1,274,006	1,139,012	967,412
Transfers between sub-accounts and the company	1,983,126	507,478	(933,116)	310,784	189,507	833,369
Transfers on general account policy loans	(25,036)	(50,958)	(86,543)	(128,128)	(123,958)	(97,203)
Withdrawals	(209,535)	(282,253)	(152,126)	(332,772)	(91,594)	(340,155)
Annual contract fee	(475,057)	(432,359)	(552,679)	(475,685)	(455,990)	(411,430)

Net increase (decrease) in contract owners’ equity from principal transactions	2,688,700	1,082,968	(370,065)	648,205	656,977	951,993

Total increase (decrease) in contract owners’ equity	2,126,114	250,195	626,310	1,801,489	577,358	1,740,405
Contract owners’ equity at beginning of period	10,846,758	10,596,563	12,528,015	10,726,526	9,438,622	7,698,217

Contract owners’ equity at end of period	$12,972,872	$10,846,758	$13,154,325	$12,528,015	$10,015,980	$9,438,622

	2015	2014	2015	2014	2015	2014
Units, beginning of period	328,221	298,021	249,520	235,457	395,748	354,028
Units issued	165,833	82,620	50,142	46,606	114,012	96,246
Units redeemed	(85,389)	(52,420)	(56,408)	(32,543)	(87,026)	(54,526)

Units, end of period	408,665	328,221	243,254	249,520	422,734	395,748

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$142,810	$141,282	$356,497	$296,331	$—	$21,995
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	142,810	141,282	356,497	296,331	—	21,995

Realized gains (losses) on investments:
Capital gain distributions received	1,098,587	868,039	2,683,794	1,606,714	4,274,577	3,930,939
Net realized gain (loss)	1,101,328	957,973	1,360,727	814,225	710,409	598,317

Realized gains (losses)	2,199,915	1,826,012	4,044,521	2,420,939	4,984,986	4,529,256

Unrealized appreciation (depreciation) during the period	(2,607,641)	(679,106)	(5,298,390)	(196,556)	(4,289,645)	(2,913,844)

Net increase (decrease) in contract owners’ equity from operations	(264,916)	1,288,188	(897,372)	2,520,714	695,341	1,637,407

Changes from principal transactions:
Purchase payments	358,089	398,585	3,180,711	2,975,424	629,590	720,688
Transfers between sub-accounts and the company	(147,794)	(1,131,296)	1,292,167	3,157,780	(375,076)	290,706
Transfers on general account policy loans	(2,882)	(52,116)	(475,331)	(276,379)	(11,309)	(22,073)
Withdrawals	(814,758)	(724,901)	(599,864)	(538,122)	(1,520,640)	(655,904)
Annual contract fee	(642,561)	(670,945)	(1,410,708)	(1,278,177)	(1,051,054)	(1,084,513)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,249,906)	(2,180,673)	1,986,975	4,040,526	(2,328,489)	(751,096)

Total increase (decrease) in contract owners’ equity	(1,514,822)	(892,485)	1,089,603	6,561,240	(1,633,148)	886,311
Contract owners’ equity at beginning of period	14,446,262	15,338,747	30,658,742	24,097,502	21,807,544	20,921,233

Contract owners’ equity at end of period	$12,931,440	$14,446,262	$31,748,345	$30,658,742	$20,174,396	$21,807,544

	2015	2014	2015	2014	2015	2014
Units, beginning of period	343,287	398,556	1,111,003	955,284	643,939	667,289
Units issued	64,699	13,096	262,984	258,123	19,046	35,863
Units redeemed	(92,510)	(68,365)	(193,491)	(102,404)	(84,595)	(59,213)

Units, end of period	315,476	343,287	1,180,496	1,111,003	578,390	643,939

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$31,689	$144,788	$98,293	$230,060	$147,435
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	31,689	144,788	98,293	230,060	147,435

Realized gains (losses) on investments:
Capital gain distributions received	5,197,213	4,080,984	2,352,852	1,262,441	3,518,413	1,724,262
Net realized gain (loss)	1,190,189	714,920	807,510	1,386,743	953,591	744,104

Realized gains (losses)	6,387,402	4,795,904	3,160,362	2,649,184	4,472,004	2,468,366

Unrealized appreciation (depreciation) during the period	(5,733,088)	(3,153,693)	(3,730,313)	(1,410,263)	(5,318,429)	(822,585)

Net increase (decrease) in contract owners’ equity from operations	654,314	1,673,900	(425,163)	1,337,214	(616,365)	1,793,216

Changes from principal transactions:
Purchase payments	2,149,273	2,004,749	375,351	393,368	1,718,765	1,699,716
Transfers between sub-accounts and the company	1,880,650	2,049,001	10,385	(111,548)	(879,884)	1,014,234
Transfers on general account policy loans	(72,538)	(17,711)	(61,831)	(17,636)	(132,371)	(81,453)
Withdrawals	(497,538)	(406,781)	(826,157)	(548,914)	(306,527)	(391,818)
Annual contract fee	(1,100,051)	(945,395)	(519,656)	(511,326)	(913,682)	(818,404)

Net increase (decrease) in contract owners’ equity from principal transactions	2,359,796	2,683,863	(1,021,908)	(796,056)	(513,699)	1,422,275

Total increase (decrease) in contract owners’ equity	3,014,110	4,357,763	(1,447,071)	541,158	(1,130,064)	3,215,491
Contract owners’ equity at beginning of period	23,349,214	18,991,451	13,538,732	12,997,574	19,602,003	16,386,512

Contract owners’ equity at end of period	$26,363,324	$23,349,214	$12,091,661	$13,538,732	$18,471,939	$19,602,003

	2015	2014	2015	2014	2015	2014
Units, beginning of period	316,708	278,504	521,052	553,275	491,157	454,512
Units issued	88,338	68,354	32,050	81,439	101,581	90,783
Units redeemed	(57,999)	(30,150)	(71,201)	(113,662)	(113,585)	(54,138)

Units, end of period	347,047	316,708	481,901	521,052	479,153	491,157

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Natural Resources Trust Series I
	2015	2014	2015	2014	2015	2014 (d)
Income:
Dividend distributions received	$1,944	$—	$—	$—	$—	$102,621
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,944	—	—	—	—	102,621

Realized gains (losses) on investments:
Capital gain distributions received	320	1,428	38	960	—	—
Net realized gain (loss)	—	—	—	—	—	(1,448,143)

Realized gains (losses)	320	1,428	38	960	—	(1,448,143)

Unrealized appreciation (depreciation) during the period	(1)	—	—	(1)	—	817,292

Net increase (decrease) in contract owners’ equity from operations	2,263	1,428	38	959	—	(528,230)

Changes from principal transactions:
Purchase payments	160,303,691	143,178,326	2,423,973	2,625,767	—	290,378
Transfers between sub-accounts and the company	(151,867,873)	(193,676,043)	6,675,502	13,813,966	—	(5,980,154)
Transfers on general account policy loans	(1,060,161)	(923,330)	133,134	196,518	—	(10,682)
Withdrawals	20,316,400	47,032,554	(3,840,816)	(21,346,502)	—	(191,188)
Annual contract fee	(7,547,798)	(8,248,677)	(3,184,726)	(3,380,319)	—	(300,978)

Net increase (decrease) in contract owners’ equity from principal transactions	20,144,259	(12,637,170)	2,207,067	(8,090,570)	—	(6,192,624)

Total increase (decrease) in contract owners’ equity	20,146,522	(12,635,742)	2,207,105	(8,089,611)	—	(6,720,854)
Contract owners’ equity at beginning of period	88,240,146	100,875,888	34,120,041	42,209,652	—	6,720,854

Contract owners’ equity at end of period	$108,386,668	$88,240,146	$36,327,146	$34,120,041	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,078,503	5,806,079	1,384,341	1,712,369	—	162,444
Units issued	9,689,013	8,645,798	387,242	832,261	—	56,098
Units redeemed	(8,529,239)	(9,373,374)	(297,760)	(1,160,289)	—	(218,542)

Units, end of period	6,238,277	5,078,503	1,473,823	1,384,341	—	—

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Natural Resources Trust Series NAV		PIMCO All Asset (c)		Real Estate Securities Trust Series I
	2015	2014 (d)	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$382,319	$706,854	$1,248,464	$558,149	$468,226
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	382,319	706,854	1,248,464	558,149	468,226

Realized gains (losses) on investments:
Capital gain distributions received	—	1	—	—	—	—
Net realized gain (loss)	—	(3,361,831)	(418,923)	71,914	1,303,875	396,715

Realized gains (losses)	—	(3,361,830)	(418,923)	71,914	1,303,875	396,715

Unrealized appreciation (depreciation) during the period	—	1,017,202	(2,550,574)	(1,044,882)	(1,144,447)	6,933,940

Net increase (decrease) in contract owners’ equity from operations	—	(1,962,309)	(2,262,643)	275,496	717,577	7,798,881

Changes from principal transactions:
Purchase payments	—	2,802,882	1,441,023	1,890,593	587,904	651,012
Transfers between sub-accounts and the company	—	(23,422,852)	(289,123)	(5,372,008)	(491,673)	1,266,271
Transfers on general account policy loans	—	(222,994)	(287,803)	(232,980)	(107,797)	(266,559)
Withdrawals	—	(399,951)	(397,765)	(2,423,984)	(1,520,512)	(1,401,638)
Annual contract fee	—	(1,027,590)	(958,209)	(1,116,476)	(1,328,822)	(1,299,667)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,270,505)	(491,877)	(7,254,855)	(2,860,900)	(1,050,581)

Total increase (decrease) in contract owners’ equity	—	(24,232,814)	(2,754,520)	(6,979,359)	(2,143,323)	6,748,300
Contract owners’ equity at beginning of period	—	24,232,814	24,125,603	31,104,962	31,721,334	24,973,034

Contract owners’ equity at end of period	$—	$—	$21,371,083	$24,125,603	$29,578,011	$31,721,334

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	1,385,707	1,461,396	1,893,719	190,987	198,065
Units issued	—	289,494	259,813	265,232	8,454	11,969
Units redeemed	—	(1,675,201)	(282,221)	(697,555)	(25,999)	(19,047)

Units, end of period	—	—	1,438,988	1,461,396	173,442	190,987

(c)	Sub-account that invests in non-affiliated Trust.
(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I		Real Return Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$884,931	$587,927	$231,427	$104,414	$956,275	$367,388
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	884,931	587,927	231,427	104,414	956,275	367,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Realized gains (losses)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Unrealized appreciation (depreciation) during the period	(1,990,272)	7,210,808	(334,590)	38,927	(1,275,651)	535,145

Net increase (decrease) in contract owners’ equity from operations	1,260,381	8,733,904	(114,342)	172,495	(490,336)	662,123

Changes from principal transactions:
Purchase payments	4,737,777	4,222,681	107,077	166,925	1,982,018	1,730,366
Transfers between sub-accounts and the company	5,001,107	3,953,950	480,686	(411,438)	2,777,627	(3,230,802)
Transfers on general account policy loans	(448,389)	(257,957)	593	(3,503)	(280,088)	(49,672)
Withdrawals	(509,155)	(555,939)	(110,127)	(146,035)	(91,191)	(132,805)
Annual contract fee	(2,047,108)	(1,610,847)	(207,621)	(224,563)	(699,942)	(608,838)

Net increase (decrease) in contract owners’ equity from principal transactions	6,734,232	5,751,888	270,608	(618,614)	3,688,424	(2,291,751)

Total increase (decrease) in contract owners’ equity	7,994,613	14,485,792	156,266	(446,119)	3,198,088	(1,629,628)
Contract owners’ equity at beginning of period	39,373,149	24,887,357	3,388,991	3,835,110	11,636,933	13,266,561

Contract owners’ equity at end of period	$47,367,762	$39,373,149	$3,545,257	$3,388,991	$14,835,021	$11,636,933

	2015	2014	2015	2014	2015	2014
Units, beginning of period	283,445	236,054	156,403	185,422	779,040	931,537
Units issued	93,073	81,332	32,622	10,005	385,484	186,386
Units redeemed	(44,808)	(33,941)	(20,445)	(39,024)	(141,302)	(338,883)

Units, end of period	331,710	283,445	168,580	156,403	1,023,222	779,040

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Short Term Government Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$112,156	$130,629
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	112,156	130,629

Realized gains (losses) on investments:
Capital gain distributions received	2,828,524	568,626	2,758,668	350,972	—	(1)
Net realized gain (loss)	2,278,582	1,534,657	874,295	712,892	(49,800)	(58,883)

Realized gains (losses)	5,107,106	2,103,283	3,632,963	1,063,864	(49,800)	(58,884)

Unrealized appreciation (depreciation) during the period	(4,041,616)	82,945	(2,690,230)	290,057	(21,973)	15,119

Net increase (decrease) in contract owners’ equity from operations	1,065,490	2,186,228	942,733	1,353,921	40,383	86,864

Changes from principal transactions:
Purchase payments	564,080	620,270	1,445,642	1,122,443	583,497	524,325
Transfers between sub-accounts and the company	1,085,062	193,133	4,012,727	2,271,426	119,445	(1,304,259)
Transfers on general account policy loans	2,708	(111,160)	(256,678)	(96,630)	14,432	39,265
Withdrawals	(894,135)	(372,685)	(335,636)	(223,226)	(208,477)	(540,717)
Annual contract fee	(935,091)	(911,976)	(760,082)	(588,142)	(672,275)	(665,641)

Net increase (decrease) in contract owners’ equity from principal transactions	(177,376)	(582,418)	4,105,973	2,485,871	(163,378)	(1,947,027)

Total increase (decrease) in contract owners’ equity	888,114	1,603,810	5,048,706	3,839,792	(122,995)	(1,860,163)
Contract owners’ equity at beginning of period	18,892,633	17,288,823	13,045,994	9,206,202	6,284,027	8,144,190

Contract owners’ equity at end of period	$19,780,747	$18,892,633	$18,094,700	$13,045,994	$6,161,032	$6,284,027

	2015	2014	2015	2014	2015	2014
Units, beginning of period	557,374	575,825	485,669	387,120	591,551	775,432
Units issued	127,815	74,089	264,008	184,324	80,432	44,039
Units redeemed	(138,200)	(92,540)	(118,794)	(85,775)	(95,720)	(227,920)

Units, end of period	546,989	557,374	630,883	485,669	576,263	591,551

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I		Small Cap Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$238,783	$235,217	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	238,783	235,217	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	519,369	405,719	3,291,833	2,369,822
Net realized gain (loss)	(84,472)	(93,378)	204,788	114,678	254,347	907,221

Realized gains (losses)	(84,472)	(93,378)	724,157	520,397	3,546,180	3,277,043

Unrealized appreciation (depreciation) during the period	(73,681)	(509)	(948,255)	(324,802)	(5,215,031)	(2,135,083)

Net increase (decrease) in contract owners’ equity from operations	80,630	141,330	(224,098)	195,595	(1,668,851)	1,141,960

Changes from principal transactions:
Purchase payments	2,371,230	2,305,975	75,684	94,157	1,507,125	1,511,069
Transfers between sub-accounts and the company	34,481	(1,027,387)	336,650	(107,160)	1,541,142	508,947
Transfers on general account policy loans	(35,901)	(147,232)	(22,654)	843	(207,051)	(24,341)
Withdrawals	(218,445)	(800,536)	(60,011)	(82,818)	(409,804)	(366,630)
Annual contract fee	(636,189)	(597,494)	(108,331)	(106,351)	(794,816)	(692,393)

Net increase (decrease) in contract owners’ equity from principal transactions	1,515,176	(266,674)	221,338	(201,329)	1,636,596	936,652

Total increase (decrease) in contract owners’ equity	1,595,806	(125,344)	(2,760)	(5,734)	(32,255)	2,078,612
Contract owners’ equity at beginning of period	11,868,888	11,994,232	2,585,941	2,591,675	16,723,322	14,644,710

Contract owners’ equity at end of period	$13,464,694	$11,868,888	$2,583,181	$2,585,941	$16,691,067	$16,723,322

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,114,453	1,139,695	93,566	100,872	510,196	480,753
Units issued	372,852	331,448	47,600	13,264	137,214	115,975
Units redeemed	(231,721)	(356,690)	(38,622)	(20,570)	(89,164)	(86,532)

Units, end of period	1,255,584	1,114,453	102,544	93,566	558,246	510,196

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$91,420	$86,867	$234,979	$188,511	$24,748	$17,096
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	91,420	86,867	234,979	188,511	24,748	17,096

Realized gains (losses) on investments:
Capital gain distributions received	722,307	591,043	1,726,872	1,183,686	1,193,084	—
Net realized gain (loss)	582,966	170,034	314,226	490,946	501,986	1,808,830

Realized gains (losses)	1,305,273	761,077	2,041,098	1,674,632	1,695,070	1,808,830

Unrealized appreciation (depreciation) during the period	(1,784,566)	(447,634)	(3,316,736)	(1,014,784)	(3,323,741)	(1,046,447)

Net increase (decrease) in contract owners’ equity from operations	(387,873)	400,310	(1,040,659)	848,359	(1,603,923)	779,479

Changes from principal transactions:
Purchase payments	256,607	333,262	2,105,441	1,948,876	1,090,870	1,171,092
Transfers between sub-accounts and the company	64,475	(161,564)	854,632	2,874,383	(785,371)	(2,654,934)
Transfers on general account policy loans	58,120	688	(173,636)	(94,896)	35,650	(89,354)
Withdrawals	(839,718)	(263,359)	(465,911)	(510,160)	(1,930,273)	(1,618,057)
Annual contract fee	(346,639)	(400,160)	(850,021)	(787,990)	(1,835,898)	(1,903,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(807,155)	(491,133)	1,470,505	3,430,213	(3,425,022)	(5,094,323)

Total increase (decrease) in contract owners’ equity	(1,195,028)	(90,823)	429,846	4,278,572	(5,028,945)	(4,314,844)
Contract owners’ equity at beginning of period	9,477,107	9,567,930	20,586,802	16,308,230	35,642,798	39,957,642

Contract owners’ equity at end of period	$8,282,079	$9,477,107	$21,016,648	$20,586,802	$30,613,853	$35,642,798

	2015	2014	2015	2014	2015	2014
Units, beginning of period	291,384	307,676	792,990	657,747	903,210	1,036,677
Units issued	15,490	20,445	202,305	224,611	6,627	11,199
Units redeemed	(40,018)	(36,737)	(146,791)	(89,368)	(91,809)	(144,666)

Units, end of period	266,856	291,384	848,504	792,990	818,028	903,210

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$18,793	$10,784	$14,215	$19,242	$137,374	$152,685
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,793	10,784	14,215	19,242	137,374	152,685

Realized gains (losses) on investments:
Capital gain distributions received	585,750	—	448,477	346,872	3,849,597	2,482,684
Net realized gain (loss)	842,414	904,900	221,078	131,961	754,409	1,057,885

Realized gains (losses)	1,428,164	904,900	669,555	478,833	4,604,006	3,540,569

Unrealized appreciation (depreciation) during the period	(2,239,239)	(490,860)	(707,367)	(284,548)	(5,119,373)	(2,098,779)

Net increase (decrease) in contract owners’ equity from operations	(792,282)	424,824	(23,597)	213,527	(377,993)	1,594,475

Changes from principal transactions:
Purchase payments	1,344,310	1,369,013	110,515	105,513	2,569,224	2,586,144
Transfers between sub-accounts and the company	(1,363,445)	2,088,388	600,407	(84,746)	1,872,081	400,199
Transfers on general account policy loans	(138,449)	(107,499)	(6,257)	21,009	(210,996)	(285,555)
Withdrawals	(173,788)	(144,016)	(57,600)	(36,991)	(344,667)	(419,472)
Annual contract fee	(662,173)	(670,629)	(167,512)	(147,186)	(1,183,989)	(1,016,226)

Net increase (decrease) in contract owners’ equity from principal transactions	(993,545)	2,535,257	479,553	(142,401)	2,701,653	1,265,090

Total increase (decrease) in contract owners’ equity	(1,785,827)	2,960,081	455,956	71,126	2,323,660	2,859,565
Contract owners’ equity at beginning of period	15,966,963	13,006,882	3,053,784	2,982,658	23,606,709	20,747,144

Contract owners’ equity at end of period	$14,181,136	$15,966,963	$3,509,740	$3,053,784	$25,930,369	$23,606,709

	2015	2014	2015	2014	2015	2014
Units, beginning of period	821,726	685,630	124,181	129,994	341,185	321,590
Units issued	143,139	293,776	69,450	21,258	92,904	66,202
Units redeemed	(195,701)	(157,680)	(48,948)	(27,071)	(54,334)	(46,607)

Units, end of period	769,164	821,726	144,683	124,181	379,755	341,185

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$168,823	$4,197	$261,759	$9,952	$218,338	$406,825
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	168,823	4,197	261,759	9,952	218,338	406,825

Realized gains (losses) on investments:
Capital gain distributions received	1,734,381	308,413	2,467,706	366,842	(2)	—
Net realized gain (loss)	797,558	755,687	575,088	940,363	(104,134)	(182,308)

Realized gains (losses)	2,531,939	1,064,100	3,042,794	1,307,205	(104,136)	(182,308)

Unrealized appreciation (depreciation) during the period	(3,420,750)	(1,075,029)	(4,323,061)	(1,268,836)	3,440	257,564

Net increase (decrease) in contract owners’ equity from operations	(719,988)	(6,732)	(1,018,508)	48,321	117,642	482,081

Changes from principal transactions:
Purchase payments	394,980	429,772	2,301,113	2,208,499	324,449	366,594
Transfers between sub-accounts and the company	(519,651)	(327,532)	(108,990)	706,534	139,586	(125,137)
Transfers on general account policy loans	(66,029)	34,076	(141,409)	(166,759)	(8,629)	(1,484)
Withdrawals	(524,522)	(658,028)	(332,365)	(636,855)	(478,442)	(769,882)
Annual contract fee	(545,633)	(551,543)	(762,673)	(709,465)	(665,050)	(629,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,260,855)	(1,073,255)	955,676	1,401,954	(688,086)	(1,159,243)

Total increase (decrease) in contract owners’ equity	(1,980,843)	(1,079,987)	(62,832)	1,450,275	(570,444)	(677,162)
Contract owners’ equity at beginning of period	13,756,038	14,836,025	17,573,086	16,122,811	9,148,617	9,825,779

Contract owners’ equity at end of period	$11,775,195	$13,756,038	$17,510,254	$17,573,086	$8,578,173	$9,148,617

	2015	2014	2015	2014	2015	2014
Units, beginning of period	401,390	433,370	770,242	707,659	354,263	399,740
Units issued	6,528	13,657	124,385	146,033	22,699	32,285
Units redeemed	(43,937)	(45,637)	(82,347)	(83,450)	(48,783)	(77,762)

Units, end of period	363,981	401,390	812,280	770,242	328,179	354,263

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2015	2014	2015	2014	2015 (e)	2014
Income:
Dividend distributions received	$637,258	$1,049,890	$487,338	$502,768	$2,281,449	$658,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	637,258	1,049,890	487,338	502,768	2,281,449	658,447

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	1,038,481	—
Net realized gain (loss)	(276,360)	(216,486)	15,095	7,674	(3,692,056)	(87,561)

Realized gains (losses)	(276,361)	(216,486)	15,095	7,674	(2,653,575)	(87,561)

Unrealized appreciation (depreciation) during the period	(89,979)	287,243	(460,773)	339,525	766,074	416,131

Net increase (decrease) in contract owners’ equity from operations	270,918	1,120,647	41,660	849,967	393,948	987,017

Changes from principal transactions:
Purchase payments	2,189,380	2,863,400	2,017,818	1,795,843	143,333	739,450
Transfers between sub-accounts and the company	1,352,574	(263,868)	328,695	1,012,726	(19,366,416)	(1,334,084)
Transfers on general account policy loans	(539,415)	(153,171)	(118,822)	(159,995)	(78,039)	1,131
Withdrawals	(494,438)	(938,409)	(365,306)	(185,299)	(281,456)	(1,995,438)
Annual contract fee	(1,045,059)	(1,009,631)	(823,600)	(782,510)	(255,685)	(861,390)

Net increase (decrease) in contract owners’ equity from principal transactions	1,463,042	498,321	1,038,785	1,680,765	(19,838,263)	(3,450,331)

Total increase (decrease) in contract owners’ equity	1,733,960	1,618,968	1,080,445	2,530,732	(19,444,315)	(2,463,314)
Contract owners’ equity at beginning of period	24,082,506	22,463,538	16,086,311	13,555,579	19,444,315	21,907,629

Contract owners’ equity at end of period	$25,816,466	$24,082,506	$17,166,756	$16,086,311	$—	$19,444,315

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,257,663	1,233,275	680,930	608,566	647,736	764,350
Units issued	419,352	414,345	151,717	138,092	5,919	29,252
Units redeemed	(345,740)	(389,957)	(108,175)	(65,728)	(653,655)	(145,866)

Units, end of period	1,331,275	1,257,663	724,472	680,930	—	647,736

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2015 (e)	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,803,267	$1,680,436	$75,881	$71,207	$404,839	$271,925
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,803,267	1,680,436	75,881	71,207	404,839	271,925

Realized gains (losses) on investments:
Capital gain distributions received	2,641,559	—	162,535	98,840	784,979	351,080
Net realized gain (loss)	(9,274,445)	(563,590)	527,132	724,749	949,766	1,114,104

Realized gains (losses)	(6,632,886)	(563,590)	689,667	823,589	1,734,745	1,465,184

Unrealized appreciation (depreciation) during the period	1,703,905	1,072,338	(784,160)	(202,093)	(2,339,397)	664,492

Net increase (decrease) in contract owners’ equity from operations	874,286	2,189,184	(18,612)	692,703	(199,813)	2,401,601

Changes from principal transactions:
Purchase payments	2,520,827	6,439,436	290,659	268,407	3,117,449	2,354,232
Transfers between sub-accounts and the company	(52,363,202)	69,635	93,596	(474,952)	4,909,778	3,399,207
Transfers on general account policy loans	(190,100)	(544,699)	(46,033)	9,861	(228,504)	(230,111)
Withdrawals	(316,997)	(1,081,739)	(331,413)	(371,851)	(303,083)	(370,852)
Annual contract fee	(734,533)	(2,275,513)	(497,429)	(459,735)	(1,014,277)	(863,429)

Net increase (decrease) in contract owners’ equity from principal transactions	(51,084,005)	2,607,120	(490,620)	(1,028,270)	6,481,363	4,289,047

Total increase (decrease) in contract owners’ equity	(50,209,719)	4,796,304	(509,232)	(335,567)	6,281,550	6,690,648
Contract owners’ equity at beginning of period	50,209,719	45,413,415	6,103,702	6,439,269	24,387,055	17,696,407

Contract owners’ equity at end of period	$—	$50,209,719	$5,594,470	$6,103,702	$30,668,605	$24,387,055

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,783,962	2,637,099	254,889	299,757	305,904	247,420
Units issued	197,168	829,696	26,174	16,209	116,324	108,324
Units redeemed	(2,981,130)	(682,833)	(45,952)	(61,077)	(35,480)	(49,840)

Units, end of period	—	2,783,962	235,111	254,889	386,748	305,904

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$310,444	$239,707	$176,113	$104,776	$9,608	$9,255
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	310,444	239,707	176,113	104,776	9,608	9,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Realized gains (losses)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Unrealized appreciation (depreciation) during the period	(776,931)	674,273	(271,284)	250,765	(6,182)	(4,895)

Net increase (decrease) in contract owners’ equity from operations	79,828	1,735,967	75,202	665,357	(470)	(228)

Changes from principal transactions:
Purchase payments	537,120	644,007	1,542,785	665,700	65,232	24,902
Transfers between sub-accounts and the company	460,041	(346,509)	430,907	853,046	235,632	22,013
Transfers on general account policy loans	(31,209)	(67,489)	(9,372)	(1,786)	12,109	(104)
Withdrawals	(767,977)	(656,306)	(91,072)	(362,506)	(21,158)	(41,200)
Annual contract fee	(954,956)	(911,410)	(467,669)	(350,714)	(63,268)	(53,076)

Net increase (decrease) in contract owners’ equity from principal transactions	(756,981)	(1,337,707)	1,405,579	803,740	228,547	(47,465)

Total increase (decrease) in contract owners’ equity	(677,153)	398,260	1,480,781	1,469,097	228,077	(47,693)
Contract owners’ equity at beginning of period	16,856,166	16,457,906	7,330,065	5,860,968	619,902	667,595

Contract owners’ equity at end of period	$16,179,013	$16,856,166	$8,810,846	$7,330,065	$847,979	$619,902

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,152,065	1,248,912	500,073	444,134	61,686	66,419
Units issued	77,628	140,492	187,873	148,888	36,516	21,490
Units redeemed	(129,704)	(237,339)	(89,988)	(92,949)	(13,789)	(26,223)

Units, end of period	1,099,989	1,152,065	597,958	500,073	84,413	61,686

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$59,323	$49,379	$129,736	$151,089	$471,754	$460,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	59,323	49,379	129,736	151,089	471,754	460,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	402,872	214,045	1,401,310	550,593
Net realized gain (loss)	(26,897)	(23,370)	102,651	550,271	346,827	836,635

Realized gains (losses)	(26,897)	(23,370)	505,523	764,316	1,748,137	1,387,228

Unrealized appreciation (depreciation) during the period	(32,643)	(25,598)	(1,271,430)	(310,710)	(4,531,003)	(259,004)

Net increase (decrease) in contract owners’ equity from operations	(217)	411	(636,171)	604,695	(2,311,112)	1,588,780

Changes from principal transactions:
Purchase payments	458,065	755,032	102,007	150,934	1,453,797	1,779,628
Transfers between sub-accounts and the company	824,362	216,217	(232,486)	(44,344)	298,212	1,110,348
Transfers on general account policy loans	(99,036)	(55,981)	(103,878)	(200,226)	(51,260)	(79,689)
Withdrawals	(113,022)	(34,207)	(203,752)	(310,052)	(370,564)	(510,047)
Annual contract fee	(240,378)	(172,100)	(193,753)	(238,832)	(700,232)	(694,862)

Net increase (decrease) in contract owners’ equity from principal transactions	829,991	708,961	(631,862)	(642,520)	629,953	1,605,378

Total increase (decrease) in contract owners’ equity	829,774	709,372	(1,268,033)	(37,825)	(1,681,159)	3,194,158
Contract owners’ equity at beginning of period	3,408,659	2,699,287	4,884,453	4,922,278	15,057,635	11,863,477

Contract owners’ equity at end of period	$4,238,433	$3,408,659	$3,616,420	$4,884,453	$13,376,476	$15,057,635

	2015	2014	2015	2014	2015	2014
Units, beginning of period	338,480	268,119	130,870	148,485	503,945	447,562
Units issued	180,410	208,054	5,235	46,619	100,493	148,417
Units redeemed	(98,068)	(137,693)	(22,429)	(64,234)	(79,058)	(92,034)

Units, end of period	420,822	338,480	113,676	130,870	525,380	503,945

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series NAV
	2015	2014	2015	2014
Income:
Dividend distributions received	$83,450	$77,891	$84,961	$63,140
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—

Net investment income (loss)	83,450	77,891	84,961	63,140

Realized gains (losses) on investments:
Capital gain distributions received	2,000,129	1,587,809	1,761,000	1,096,663
Net realized gain (loss)	585,006	513,777	418,488	884,927

Realized gains (losses)	2,585,135	2,101,586	2,179,488	1,981,590

Unrealized appreciation (depreciation) during the period	(4,019,296)	(617,550)	(3,553,329)	(923,335)

Net increase (decrease) in contract owners’ equity from operations	(1,350,711)	1,561,927	(1,288,880)	1,121,395

Changes from principal transactions:
Purchase payments	365,700	358,617	1,301,946	1,171,568
Transfers between sub-accounts and the company	(674,120)	(8,553)	1,248,590	1,227,126
Transfers on general account policy loans	17,447	34,899	(41,024)	32,365
Withdrawals	(551,666)	(1,068,315)	(194,119)	(102,189)
Annual contract fee	(813,575)	(825,954)	(678,216)	(571,105)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,656,214)	(1,509,306)	1,637,177	1,757,765

Total increase (decrease) in contract owners’ equity	(3,006,925)	52,621	348,297	2,879,160
Contract owners’ equity at beginning of period	16,879,093	16,826,472	12,883,998	10,004,838

Contract owners’ equity at end of period	$13,872,168	$16,879,093	$13,232,295	$12,883,998

	2015	2014	2015	2014
Units, beginning of period	289,978	317,466	474,386	404,786
Units issued	4,388	9,796	158,522	169,290
Units redeemed	(32,788)	(37,284)	(98,361)	(99,690)

Units, end of period	261,578	289,978	534,547	474,386

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series NAV	04/27/2015

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,755,328,301	—	—	3,755,328,301

Total	$3,755,328,301	—	—	3,755,328,301

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$37,680,458	$26,470,841
Active Bond Trust Series I	1,079,773	988,994
Active Bond Trust Series NAV	7,200,695	2,077,784
All Cap Core Trust Series I	401,481	1,409,189
All Cap Core Trust Series NAV	1,245,916	1,575,236
Alpha Opportunities Trust Series I	148,766	175,256
Alpha Opportunities Trust Series NAV	1,605,777	969,445
American Asset Allocation Trust Series I	28,576,904	13,326,646
American Global Growth Trust Series I	4,565,344	1,195,518
American Growth Trust Series I	11,493,160	12,096,423
American Growth-Income Trust Series I	16,893,807	9,760,039
American International Trust Series I	9,088,491	6,455,215
American New World Trust Series I	7,056,232	1,554,382
Blue Chip Growth Trust Series I	11,436,496	6,953,144
Blue Chip Growth Trust Series NAV	24,856,826	6,876,146
Bond Trust Series I	320,181	581,345
Bond Trust Series NAV	1,285,389	1,872,879
Capital Appreciation Trust Series I	7,656,206	5,311,953
Capital Appreciation Trust Series NAV	8,520,924	5,589,079
Capital Appreciation Value Trust Series I	2,985,576	3,049,932
Capital Appreciation Value Trust Series NAV	15,947,169	3,466,442
Core Bond Trust Series I	20,636,316	1,773,543
Core Bond Trust Series NAV	58,850,164	10,404,934
Core Strategy Trust Series I	173,257	326,464
Core Strategy Trust Series NAV	21,603,426	15,175,000
Emerging Markets Value Trust Series I	539,357	596,706
Emerging Markets Value Trust Series NAV	11,004,255	5,687,949
Equity-Income Trust Series I	5,400,608	5,202,068
Equity-Income Trust Series NAV	16,908,595	12,456,113
Financial Industries Trust Series I	1,001,244	215,973
Financial Industries Trust Series NAV	5,941,368	1,667,448
Franklin Templeton Founding Allocation Trust Series I	26,660	21,701
Franklin Templeton Founding Allocation Trust Series NAV	10,473,169	1,967,769
Fundamental All Cap Core Trust Series I	482,791	350,831
Fundamental All Cap Core Trust Series NAV	2,987,140	1,912,156
Fundamental Large Cap Value Trust Series I	1,397,718	3,971,103
Fundamental Large Cap Value Trust Series NAV	9,937,084	5,667,296
Global Bond Trust Series I	418,267	869,781
Global Bond Trust Series NAV	6,402,236	5,067,413
Global Trust Series I	622,812	1,951,310
Global Trust Series NAV	6,205,837	7,859,758
Health Sciences Trust Series I	6,437,704	7,377,299
Health Sciences Trust Series NAV	18,606,656	7,798,338
High Yield Trust Series I	1,652,066	1,903,063
High Yield Trust Series NAV	8,548,649	6,247,133
International Core Trust Series I	3,573,451	1,401,376
International Core Trust Series NAV	9,753,173	3,232,469
International Equity Index Trust B Series I	1,081,454	1,130,118
International Equity Index Trust B Series NAV	13,165,608	4,282,386

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series I	$205,966	$397,762
International Growth Stock Trust Series NAV	3,146,113	856,278
International Small Company Trust Series I	1,913,214	2,314,437
International Small Company Trust Series NAV	8,840,998	2,494,988
International Value Trust Series I	794,516	2,754,262
International Value Trust Series NAV	6,001,302	6,394,960
Investment Quality Bond Trust Series I	1,086,648	1,739,416
Investment Quality Bond Trust Series NAV	4,977,099	2,092,631
Lifestyle Aggressive MVP Series I	835,651	1,842,223
Lifestyle Aggressive MVP Series NAV	20,179,480	16,220,654
Lifestyle Aggressive Trust PS Series NAV	466,814	104,538
Lifestyle Balanced MVP Series I	6,797,816	6,035,739
Lifestyle Balanced MVP Series NAV	72,422,542	33,957,805
Lifestyle Balanced Trust PS Series NAV	17,894,701	733,447
Lifestyle Conservative MVP Series I	733,406	776,766
Lifestyle Conservative MVP Series NAV	8,347,093	6,742,730
Lifestyle Conservative Trust PS Series NAV	1,152,898	687,237
Lifestyle Growth MVP Series I	3,899,019	10,664,440
Lifestyle Growth MVP Series NAV	63,475,859	39,490,363
Lifestyle Growth Trust PS Series NAV	19,743,992	741,461
Lifestyle Moderate MVP Series I	1,842,806	2,070,553
Lifestyle Moderate MVP Series NAV	18,994,624	8,058,367
Lifestyle Moderate Trust PS Series NAV	4,898,243	265,029
M Capital Appreciation (a)	4,380,709	1,057,075
M International Equity (a)	5,814,424	2,898,688
M Large Cap Growth (a)	4,878,459	3,036,116
M Large Cap Value (a)	3,805,266	2,117,758
Mid Cap Index Trust Series I	4,044,783	4,053,291
Mid Cap Index Trust Series NAV	10,447,183	5,419,915
Mid Cap Stock Trust Series I	4,951,049	3,004,961
Mid Cap Stock Trust Series NAV	12,051,102	4,494,094
Mid Value Trust Series I	3,332,372	1,856,641
Mid Value Trust Series NAV	7,828,988	4,594,214
Money Market Trust B Series NAV	168,291,139	148,144,617
Money Market Trust Series I	9,551,291	7,344,186
PIMCO All Asset (a)	4,833,916	4,618,939
Real Estate Securities Trust Series I	1,974,459	4,277,210
Real Estate Securities Trust Series NAV	13,821,828	6,202,664
Real Return Bond Trust Series I	945,561	443,528
Real Return Bond Trust Series NAV	6,764,614	2,119,915
Science & Technology Trust Series I	7,455,545	4,804,399
Science & Technology Trust Series NAV	10,118,975	3,254,333
Short Term Government Income Trust Series I	973,390	1,024,613
Short Term Government Income Trust Series NAV	4,240,572	2,486,614
Small Cap Growth Trust Series I	1,845,836	1,105,128
Small Cap Growth Trust Series NAV	7,832,012	2,903,581
Small Cap Index Trust Series I	1,324,987	1,318,416
Small Cap Index Trust Series NAV	7,239,329	3,806,973
Small Cap Opportunities Trust Series I	1,476,663	3,683,852
Small Cap Opportunities Trust Series NAV	3,415,139	3,804,140
Small Cap Value Trust Series I	2,174,663	1,232,417
Small Cap Value Trust Series NAV	10,473,329	3,784,704

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Company Value Trust Series I	$2,122,677	$1,480,329
Small Company Value Trust Series NAV	5,536,613	1,851,473
Strategic Income Opportunities Trust Series I	813,630	1,283,380
Strategic Income Opportunities Trust Series NAV	8,819,747	6,719,448
Total Bond Market Trust B Series NAV	4,098,348	2,572,226
Total Return Trust Series I (b)	3,501,452	20,019,786
Total Return Trust Series NAV (b)	12,052,519	54,691,695
Total Stock Market Index Trust Series I	870,499	1,122,702
Total Stock Market Index Trust Series NAV	10,516,935	2,845,752
U.S. Equity Trust Series I	1,457,186	1,903,722
U.S. Equity Trust Series NAV	2,914,537	1,332,846
Ultra Short Term Bond Trust Series I	376,805	138,650
Ultra Short Term Bond Trust Series NAV	1,877,991	988,677
Utilities Trust Series I	713,078	812,332
Utilities Trust Series NAV	4,759,377	2,256,360
Value Trust Series I	2,340,030	1,912,665
Value Trust Series NAV	6,149,553	2,666,416

(a)	Sub-account that invests in non-affiliated Trust.
(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2015	5,508	$43.20 to $27.01	$203,858	0.00% to 0.00%	1.77%	1.15% to 1.15%
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03
	2011	3,858	24.63 to 15.40	80,332	0.00 to 0.00	1.83	1.87 to 1.86

Active Bond Trust Series I	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71
	2011	507	18.56 to 18.56	9,415	0.00 to 0.00	5.35	5.81 to 5.81

Active Bond Trust Series NAV	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32
	2011	115	60.42 to 60.42	6,938	0.00 to 0.00	6.05	5.97 to 5.97

All Cap Core Trust Series I	2015	263	33.19 to 33.19	8,724	0.00 to 0.00	0.93	2.59 to 2.59
	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57
	2011	410	18.84 to 18.84	7,731	0.00 to 0.00	1.00	0.41 to 0.41

All Cap Core Trust Series NAV	2015	286	20.76 to 20.76	5,947	0.00 to 0.00	1.06	2.64 to 2.64
	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44
	2011	128	11.76 to 11.76	1,501	0.00 to 0.00	1.31	0.40 to 0.40

Alpha Opportunities Trust Series I	2015	24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33
	2011	31	12.96 to 12.96	399	0.00 to 0.00	0.19	(8.14) to (8.14)

Alpha Opportunities Trust Series NAV	2015	137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	(0.03) to (0.03)
	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62
	2011	68	13.70 to 13.70	926	0.00 to 0.00	0.23	(8.02) to (8.02)

American Asset Allocation Trust Series I	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80
	2011	3,133	10.15 to 10.15	31,798	0.00 to 0.00	1.54	0.91 to 0.91

American Global Growth Trust Series I	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48
	2011	50	9.17 to 9.17	455	0.00 to 0.00	2.11	(9.24) to (9.24)

American Growth Trust Series I	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11
	2011	2,821	19.36 to 12.86	41,805	0.00 to 0.00	0.23	(4.63) to (4.63)

American Growth-Income Trust Series I	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27
	2011	3,280	17.35 to 11.62	48,915	0.00 to 0.00	1.17	(2.09) to (2.10)

American International Trust Series I	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	(4.82) to (4.82)
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	(3.05) to (4.20)
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22
	2011	1,950	23.31 to 13.24	31,810	0.00 to 0.00	1.39	(14.34) to (14.34)

American New World Trust Series I	2015	730	15.47 to 15.47	11,291	0.00 to 0.00	1.74	(3.66) to (3.66)
	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	(8.21) to (8.64)
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53
	2011	225	13.44 to 13.44	3,025	0.00 to 0.00	1.51	(14.33) to (14.33)

Blue Chip Growth Trust Series I	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Blue Chip Growth Trust Series I	2013	818	$46.05 to $46.05	$37,645	0.00% to 0.00%	0.27%	41.33% to 41.33%
	2012	891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31
	2011	1,039	27.54 to 27.54	28,596	0.00 to 0.00	0.01	1.44 to 1.44

Blue Chip Growth Trust Series NAV	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013	302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012	262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30
	2011	229	66.93 to 66.93	15,336	0.00 to 0.00	0.02	1.45 to 1.45

Bond Trust Series I	2015	73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014	98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013	66	10.57 to 10.57	694	0.00 to 0.00	2.42	(1.36) to (1.36)
	2012	92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34
	2011	91	10.08 to 10.08	922	0.00 to 0.00	13.72	0.78 to 0.78

Bond Trust Series NAV	2015	594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30
	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	(1.32) to (1.32)
	2012	511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99
	2011	435	10.08 to 10.08	4,385	0.00 to 0.00	14.74	0.82 to 0.82

Capital Appreciation Trust Series I	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012	1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98
	2011	1,726	14.18 to 14.18	24,469	0.00 to 0.00	0.07	0.07 to 0.07

Capital Appreciation Trust Series NAV	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012	743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07
	2011	705	13.90 to 13.90	9,798	0.00 to 0.00	0.11	0.11 to 0.11

Capital Appreciation Value Trust Series I	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012	40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60
	2011	45	11.12 to 11.12	501	0.00 to 0.00	1.70	3.13 to 3.13

Capital Appreciation Value Trust Series NAV	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012	823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74
	2011	523	11.12 to 11.12	5,814	0.00 to 0.00	2.16	3.09 to 3.09

Core Bond Trust Series I	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	(2.15) to (2.15)
	2012	102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46
	2011	81	18.35 to 18.35	1,494	0.00 to 0.00	4.35	8.32 to 8.32

Core Bond Trust Series NAV	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	(2.12) to (2.12)
	2012	250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76
	2011	128	14.71 to 14.71	1,887	0.00 to 0.00	4.64	8.32 to 8.32

Core Strategy Trust Series I	2015	108	14.66 to 14.66	1,581	0.00 to 0.00	2.12	(0.11) to (0.11)
	2014	124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013	133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012	18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53
	2011	12	10.32 to 10.32	124	0.00 to 0.00	3.66	0.20 to 0.20

Core Strategy Trust Series NAV	2015	9,236	14.73 to 14.73	136,012	0.00 to 0.00	2.36	(0.06) to (0.06)
	2014	9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013	8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012	3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54
	2011	2,113	10.34 to 10.34	21,837	0.00 to 0.00	3.15	0.19 to 0.19

Emerging Markets Value Trust Series I	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	(19.07) to (19.07)
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	(5.50) to (5.50)
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	(3.22) to (3.22)
	2012	521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53
	2011	491	13.01 to 13.01	6,385	0.00 to 0.00	1.53	(27.06) to (27.06)

Emerging Markets Value Trust Series NAV	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	(19.05) to (19.05)
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	(5.37) to (7.51)
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	(3.18) to (3.18)
	2012	1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09
	2011	778	10.43 to 10.43	8,114	0.00 to 0.00	1.65	(27.02) to (27.02)

Equity-Income Trust Series I	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	(6.75) to (6.75)
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity-Income Trust Series I	2013	1,079	$42.71 to $42.71	$46,083	0.00% to 0.00%	1.85%	30.05% to 30.05%
	2012	1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36
	2011	1,424	27.98 to 27.98	39,852	0.00 to 0.00	1.86	(0.81) to (0.81)

Equity-Income Trust Series NAV	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	(6.66) to (6.66)
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013	1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012	1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80
	2011	1,180	27.90 to 27.90	32,919	0.00 to 0.00	2.28	(0.76) to (0.76)

Financial Industries Trust Series I	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	(2.65) to (2.65)
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013	102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012	109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05
	2011	128	14.10 to 14.10	1,805	0.00 to 0.00	1.49	(9.51) to (9.51)

Financial Industries Trust Series NAV	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	(2.58) to (2.58)
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013	181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012	163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06
	2011	173	16.96 to 16.96	2,931	0.00 to 0.00	1.86	(9.39) to (9.39)

Franklin Templeton Founding Allocation Trust Series I	2015	27	13.67 to 13.67	371	0.00 to 0.00	2.75	(5.80) to (5.80)
	2014	28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013	28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012	34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26
	2011	35	9.74 to 9.74	342	0.00 to 0.00	3.02	(1.41) to (1.41)

Franklin Templeton Founding Allocation Trust Series NAV	2015	3,225	13.71 to 13.71	44,210	0.00 to 0.00	3.05	(5.75) to (5.75)
	2014	2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to (1.98)
	2013	1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012	1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32
	2011	856	9.75 to 9.75	8,340	0.00 to 0.00	3.61	(1.45) to (1.45)

Fundamental All Cap Core Trust Series I	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013	51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012	32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52
	2011	39	19.80 to 19.80	765	0.00 to 0.00	0.93	(2.08) to (2.08)

Fundamental All Cap Core Trust Series NAV	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013	634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012	565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03
	2011	580	11.74 to 11.74	6,814	0.00 to 0.00	1.08	(2.02) to (2.02)

Fundamental Large Cap Value Trust Series I	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	(1.11) to (1.11)
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013	235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012	48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43
	2011	16	15.56 to 15.56	242	0.00 to 0.00	0.92	1.75 to 1.75

Fundamental Large Cap Value Trust Series NAV	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	(1.06) to (1.06)
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013	837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012	134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71
	2011	34	10.94 to 10.94	367	0.00 to 0.00	1.22	1.90 to 1.90

Fundamental Value Trust Series I	2014	0	26.08 to 26.08	0	0.00 to 0.00	1.89	6.99 to 6.99
	2013	1,410	24.37 to 24.37	34,357	0.00 to 0.00	1.29	33.52 to 33.52
	2012	1,540	18.25 to 18.25	28,110	0.00 to 0.00	0.89	13.38 to 13.38
	2011	1,793	16.10 to 16.10	28,861	0.00 to 0.00	0.80	(3.78) to (3.78)

Fundamental Value Trust Series NAV	2014	0	18.67 to 18.67	0	0.00 to 0.00	1.98	7.01 to 5.55
	2013	745	17.45 to 17.45	13,008	0.00 to 0.00	1.32	33.62 to 33.62
	2012	772	13.06 to 13.06	10,077	0.00 to 0.00	1.02	13.40 to 6.37
	2011	768	11.52 to 11.52	8,846	0.00 to 0.00	0.90	(3.74) to (3.74)

Global Bond Trust Series I	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	(3.50) to (3.50)
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013	220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	(5.42) to (5.42)
	2012	240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03
	2011	253	29.65 to 29.65	7,490	0.00 to 0.00	6.22	9.08 to 9.08

Global Bond Trust Series NAV	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	(3.51) to (3.51)
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to (1.88)
	2013	753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	(5.54) to (5.54)
	2012	706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53
	2011	685	29.72 to 29.72	20,361	0.00 to 0.00	7.13	9.08 to 9.08

Global Trust Series I	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	(6.42) to (6.42)
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	(2.60) to (2.60)
	2013	218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012	238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series I	2011	350	$20.53 to $20.53	$7,177	0.00% to 0.00%	2.03%	(6.00)% to (6.00)%

Global Trust Series NAV	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	(6.33) to (6.33)
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	(2.51) to (6.31)
	2013	290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012	301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78
	2011	302	11.09 to 11.09	3,348	0.00 to 0.00	2.18	(5.96) to (5.96)

Health Sciences Trust Series I	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013	213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012	220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95
	2011	209	26.28 to 26.28	5,501	0.00 to 0.00	0.00	10.57 to 10.57

Health Sciences Trust Series NAV	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013	484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012	353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19
	2011	311	20.45 to 20.45	6,354	0.00 to 0.00	0.00	10.66 to 10.66

High Yield Trust Series I	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	(8.32) to (8.32)
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013	471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012	493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99
	2011	504	24.76 to 24.76	12,487	0.00 to 0.00	8.29	0.89 to 0.89

High Yield Trust Series NAV	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	(8.38) to (8.38)
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to (3.67)
	2013	1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012	993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73
	2011	752	16.33 to 16.33	12,285	0.00 to 0.00	9.04	1.14 to 1.14

International Core Trust Series I	2015	672	20.63 to 20.63	13,869	0.00 to 0.00	2.99	(5.45) to (5.45)
	2014	599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	(6.70) to (6.70)
	2013	627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012	739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05
	2011	837	16.27 to 16.27	13,611	0.00 to 0.00	2.29	(9.58) to (9.58)

International Core Trust Series NAV	2015	1,025	15.21 to 15.21	15,589	0.00 to 0.00	3.40	(5.32) to (5.32)
	2014	669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	(6.76) to (11.03)
	2013	538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012	413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16
	2011	448	11.96 to 11.96	5,352	0.00 to 0.00	2.57	(9.55) to (9.55)

International Equity Index Trust B Series I	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	(5.91) to (5.91)
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	(4.61) to (4.61)
	2013	1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012	1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	(5.80) to (5.80)
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	(4.57) to (7.23)
	2013	750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012	636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48
	2011	438	35.28 to 35.28	15,449	0.00 to 0.00	3.78	(13.99) to (13.99)

International Growth Stock Trust Series I	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	(2.27) to (2.27)
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013	190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012	201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	(2.23) to (2.23)
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to (2.81)
	2013	594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012	582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	(6.89) to (6.89)
	2013	526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012	529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20
	2011	582	10.10 to 10.10	5,878	0.00 to 0.00	1.60	(16.23) to (16.23)

International Small Company Trust Series NAV	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	(6.85) to (10.48)
	2013	709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012	599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82
	2011	556	10.12 to 10.12	5,621	0.00 to 0.00	1.78	(16.18) to (16.18)

International Value Trust Series I	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	(7.81) to (7.81)
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	(12.51) to (12.51)
	2013	648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012	682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38
	2011	799	18.18 to 18.18	14,513	0.00 to 0.00	2.36	(12.85) to (12.85)

International Value Trust Series NAV	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	(7.72) to (7.72)

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Value Trust Series NAV	2014		1,399	$15.44 to $15.44	$21,595	0.00% to 0.00%	3.03%	(12.47)% to (14.40)%
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012		1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36
	2011		961	11.71 to 11.71	11,254	0.00 to 0.00	2.69	(12.80) to (12.80)

Investment Quality Bond Trust Series I	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	(0.82) to (0.82)
	2014		361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	(1.92) to (1.92)
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59
	2011		507	30.43 to 30.43	15,434	0.00 to 0.00	4.04	8.07 to 8.07

Investment Quality Bond Trust Series NAV	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	(0.68) to (0.68)
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	(1.88) to (1.88)
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09
	2011		438	14.33 to 14.33	6,279	0.00 to 0.00	4.60	8.06 to 8.06

Lifestyle Aggressive MVP Series I	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	(5.85) to (5.85)
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61
	2011		745	20.79 to 20.79	15,490	0.00 to 0.00	1.67	(6.51) to (6.51)

Lifestyle Aggressive MVP Series NAV	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	(5.79) to (5.79)
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51
	2011		7,782	12.43 to 12.43	96,769	0.00 to 0.00	2.13	(6.46) to (6.46)

Lifestyle Aggressive Trust PS Series NAV	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	(1.51) to (1.51)
	2014	(f)	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	(2.25) to (2.25)
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87
	2011		2,368	26.86 to 26.86	63,613	0.00 to 0.00	3.26	0.62 to 0.62

Lifestyle Balanced MVP Series NAV	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	(2.20) to (2.20)
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76
	2011		15,495	13.34 to 13.34	206,692	0.00 to 0.00	3.73	0.67 to 0.67

Lifestyle Balanced Trust PS Series NAV	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	(f)	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52
	2011		214	29.63 to 29.63	6,332	0.00 to 0.00	4.47	4.23 to 4.23

Lifestyle Conservative MVP Series NAV	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72
	2011		1,582	13.84 to 13.84	21,901	0.00 to 0.00	4.66	4.27 to 4.27

Lifestyle Conservative Trust PS Series NAV	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	(f)	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	(4.53) to (4.53)
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87
	2011		3,507	24.21 to 24.21	84,891	0.00 to 0.00	2.70	(1.60) to (1.60)

Lifestyle Growth MVP Series NAV	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	(4.55) to (4.55)
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98
	2011		23,851	12.96 to 12.96	309,010	0.00 to 0.00	2.98	(1.55) to (1.55)

Lifestyle Growth Trust PS Series NAV	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	(f)	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	(0.91) to (0.91)
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67
	2011		505	28.05 to 28.05	14,164	0.00 to 0.00	3.39	2.33 to 2.33

Lifestyle Moderate MVP Series NAV	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	(0.86) to (0.86)

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate MVP Series NAV	2014	4,639	$17.27 to $17.27	$80,144	0.00% to 0.00%	3.06%	4.99% to 2.38%
	2013	4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012	3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97
	2011	3,199	13.48 to 13.48	43,126	0.00 to 0.00	4.06	2.38 to 2.38

Lifestyle Moderate Trust PS Series NAV	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013	3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	(6.58) to (6.58)
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013	123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012	114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43
	2011	110	46.29 to 46.29	5,098	0.00 to 0.00	0.00	(7.22) to (7.22)

M International Equity (e)	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	(3.94) to (3.94)
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	(7.06) to (10.07)
	2013	298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012	200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03
	2011	176	25.33 to 25.33	4,445	0.00 to 0.00	3.70	(13.56) to (13.56)

M Large Cap Growth (e)	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013	235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012	204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49
	2011	151	28.04 to 28.04	4,231	0.00 to 0.00	0.00	(0.80) to (0.80)

M Large Cap Value (e)	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	(0.66) to (0.66)
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013	354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012	299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97
	2011	276	13.81 to 13.81	3,810	0.00 to 0.00	0.38	(4.11) to (4.11)

Mid Cap Index Trust Series I	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	(2.60) to (2.60)
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013	399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012	412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48
	2011	463	24.63 to 24.63	11,392	0.00 to 0.00	0.65	(2.25) to (2.25)

Mid Cap Index Trust Series NAV	2015	1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	(2.54) to (2.54)
	2014	1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013	955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012	784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00
	2011	674	16.13 to 16.13	10,869	0.00 to 0.00	0.76	(2.14) to (2.14)

Mid Cap Stock Trust Series I	2015	578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014	644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013	667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012	725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21
	2011	831	18.75 to 18.75	15,580	0.00 to 0.00	0.00	(9.20) to (9.20)

Mid Cap Stock Trust Series NAV	2015	347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014	317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013	279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012	260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31
	2011	244	40.73 to 40.73	9,933	0.00 to 0.00	0.00	(9.16) to (9.16)

Mid Value Trust Series I	2015	482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	(3.43) to (3.43)
	2014	521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013	553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012	650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53
	2011	712	14.96 to 14.96	10,649	0.00 to 0.00	0.72	(4.93) to (4.93)

Mid Value Trust Series NAV	2015	479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	(3.41) to (3.41)
	2014	491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013	455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012	446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75
	2011	424	22.94 to 22.94	9,735	0.00 to 0.00	0.81	(4.80) to (4.80)

Money Market Trust B Series NAV	2015	6,238	17.37 to 17.37	108,387	0.00 to 0.00	0.00	0.00 to 0.00
	2014	5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013	5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012	6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03
	2011	6,763	17.36 to 17.36	117,420	0.00 to 0.00	0.00	0.08 to 0.08

Money Market Trust Series I	2015	1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014	1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013	1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012	1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01
	2011	2,305	24.66 to 24.66	56,818	0.00 to 0.00	0.00	0.07 to 0.07

Natural Resources Trust Series I	2014	0	38.15 to 38.15	0	0.00 to 0.00	1.57	(7.78) to (7.78)
	2013	162	41.37 to 41.37	6,721	0.00 to 0.00	0.56	2.97 to 2.97
	2012	190	40.18 to 40.18	7,649	0.00 to 0.00	0.77	0.52 to 0.52

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Natural Resources Trust Series I	2011	205	$39.97 to $39.97	$8,205	0.00% to 0.00%	0.46%	(20.29)% to (20.29)%

Natural Resources Trust Series NAV	2014	0	16.13 to 16.13	0	0.00 to 0.00	1.75	(7.74) to (16.68)
	2013	1,386	17.49 to 17.49	24,233	0.00 to 0.00	0.66	3.07 to 3.07
	2012	1,246	16.97 to 16.97	21,135	0.00 to 0.00	0.88	7.03 to 0.58
	2011	1,148	16.87 to 16.87	19,368	0.00 to 0.00	0.57	(20.27) to (20.27)

PIMCO All Asset (e)	2015	1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	(9.31) to (9.32)
	2014	1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to (3.88)
	2013	1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	(0.10) to (0.10)
	2012	1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24
	2011	1,033	19.48 to 13.80	15,306	0.00 to 0.00	6.83	1.66 to 1.66

Real Estate Securities Trust Series I	2015	173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014	191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013	198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	(0.10) to (0.10)
	2012	217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26
	2011	248	107.64 to 107.64	26,668	0.00 to 0.00	1.46	9.46 to 9.46

Real Estate Securities Trust Series NAV	2015	332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014	283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013	236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	(0.05) to (0.05)
	2012	193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78
	2011	173	89.90 to 89.90	15,575	0.00 to 0.00	1.58	9.58 to 9.58

Real Return Bond Trust Series I	2015	169	21.03 to 21.03	3,545	0.00 to 0.00	6.37	(2.95) to (2.95)
	2014	156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013	185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	(9.28) to (9.28)
	2012	209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86
	2011	235	20.95 to 20.95	4,931	0.00 to 0.00	3.93	12.02 to 12.02

Real Return Bond Trust Series NAV	2015	1,023	14.50 to 14.50	14,835	0.00 to 0.00	6.71	(2.94) to (2.94)
	2014	779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013	932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	(9.25) to (9.25)
	2012	939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13
	2011	657	14.41 to 14.41	9,469	0.00 to 0.00	4.31	12.14 to 12.14

Science & Technology Trust Series I	2015	547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014	557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013	576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012	624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45
	2011	698	18.94 to 18.94	13,212	0.00 to 0.00	0.00	(7.75) to (7.75)

Science & Technology Trust Series NAV	2015	631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014	486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013	387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012	356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76
	2011	326	14.99 to 14.99	4,890	0.00 to 0.00	0.00	(7.72) to (7.72)

Short Term Government Income Trust Series I	2015	576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014	592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013	775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	(0.86) to (0.86)
	2012	865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21
	2011	908	10.47 to 10.47	9,500	0.00 to 0.00	2.33	2.77 to 2.77

Short Term Government Income Trust Series NAV	2015	1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014	1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013	1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	(0.74) to (0.74)
	2012	1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55
	2011	868	10.48 to 10.48	9,098	0.00 to 0.00	2.76	2.83 to 2.83

Small Cap Growth Trust Series I	2015	103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	(8.85) to (8.85)
	2014	94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013	101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012	102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47
	2011	125	15.31 to 15.31	1,909	0.00 to 0.00	0.00	(6.81) to (6.81)

Small Cap Growth Trust Series NAV	2015	558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	(8.78) to (8.78)
	2014	510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013	481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012	420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70
	2011	434	18.13 to 18.13	7,875	0.00 to 0.00	0.00	(6.80) to (6.80)

Small Cap Index Trust Series I	2015	267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	(4.58) to (4.58)
	2014	291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013	308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012	332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09
	2011	360	19.32 to 19.32	6,958	0.00 to 0.00	1.13	(4.50) to (4.50)

Small Cap Index Trust Series NAV	2015	849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	(4.59) to (4.59)
	2014	793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013	658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012	599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12
	2011	516	15.40 to 15.40	7,946	0.00 to 0.00	1.26	(4.37) to (4.37)

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series I	2015		818	$37.42 to $37.42	$30,614	0.00% to 0.00%	0.07%	(5.17)% to (5.17)%
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012		230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84
	2011		263	23.54 to 23.54	6,193	0.00 to 0.00	0.09	(3.16) to (3.16)

Small Cap Opportunities Trust Series NAV	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	(5.12) to (5.12)
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012		329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99
	2011		252	11.57 to 11.57	2,911	0.00 to 0.00	0.10	(3.13) to (3.13)

Small Cap Value Trust Series I	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	(1.36) to (1.36)
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012		133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70
	2011		201	14.88 to 14.88	2,986	0.00 to 0.00	0.87	1.04 to 1.04

Small Cap Value Trust Series NAV	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	(1.31) to (1.31)
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012		290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07
	2011		283	41.79 to 41.79	11,821	0.00 to 0.00	0.89	1.15 to 1.15

Small Company Value Trust Series I	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	(5.60) to (5.60)
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012		512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30
	2011		601	22.37 to 22.37	13,435	0.00 to 0.00	0.55	(0.93) to (0.93)

Small Company Value Trust Series NAV	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	(5.51) to (5.51)
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012		627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42
	2011		570	14.86 to 14.86	8,473	0.00 to 0.00	0.65	(0.94) to (0.94)

Strategic Income Opportunities Trust Series I	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012		416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86
	2011		563	20.98 to 20.98	11,816	0.00 to 0.00	10.79	2.03 to 2.03

Strategic Income Opportunities Trust Series NAV	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012		961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30
	2011		775	15.54 to 15.54	12,042	0.00 to 0.00	11.65	2.08 to 2.08

Total Bond Market Trust B Series NAV	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	(2.44) to (2.44)
	2012		684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03
	2011		628	21.94 to 21.94	13,780	0.00 to 0.00	4.60	7.60 to 7.60

Total Return Trust Series I	2015	(g)	0	30.63 to 30.63	0	0.00 to 0.00	38.47	2.04 to 2.04
	2014		648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013		764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	(2.03) to (2.03)
	2012		931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49
	2011		1,105	26.97 to 26.97	29,807	0.00 to 0.00	4.45	3.91 to 3.91

Total Return Trust Series NAV	2015	(g)	0	18.34 to 18.34	0	0.00 to 0.00	36.96	1.71 to 1.71
	2014		2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013		2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	(1.98) to (1.98)
	2012		2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25
	2011		2,141	16.18 to 16.18	34,643	0.00 to 0.00	4.54	3.97 to 3.97

Total Stock Market Index Trust Series I	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	(0.64) to (0.64)
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012		294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50
	2011		413	13.94 to 13.94	5,751	0.00 to 0.00	1.23	0.28 to 0.28

Total Stock Market Index Trust Series NAV	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	(0.53) to (0.53)
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012		149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92
	2011		124	46.38 to 46.38	5,769	0.00 to 0.00	1.40	0.33 to 0.33

U.S. Equity Trust Series I	2015		1,100	14.71 to 14.71	16,179	0.00 to 0.00	1.88	0.53 to 0.53
	2014		1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013		1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012		1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
U.S. Equity Trust Series NAV	2015	598	$14.73 to $14.73	$8,811	0.00% to 0.00%	2.19%	0.52% to 0.52%
	2014	500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013	444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012	391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	(0.04) to (0.04)
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	(0.02) to (0.02)
	2013	66	10.05 to 10.05	668	0.00 to 0.00	1.43	(0.07) to (0.07)
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54
	2011	20	10.00 to 10.00	205	0.00 to 0.00	3.11	0.12 to 0.12

Ultra Short Term Bond Trust Series NAV	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to (0.14)
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	(0.02) to (0.02)
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17
	2011	125	10.00 to 10.00	1,250	0.00 to 0.00	3.72	0.09 to 0.09

Utilities Trust Series I	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	(14.76) to (14.76)
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66
	2011	177	24.19 to 24.19	4,293	0.00 to 0.00	3.45	6.65 to 6.65

Utilities Trust Series NAV	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	(14.79) to (14.79)
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75
	2011	428	19.33 to 19.33	8,266	0.00 to 0.00	3.81	6.80 to 6.80

Value Trust Series I	2015	262	53.04 to 53.04	13,872	0.00 to 0.00	0.52	(8.89) to (8.89)
	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42
	2011	414	33.34 to 33.34	13,803	0.00 to 0.00	1.08	0.98 to 0.98

Value Trust Series NAV	2015	535	24.75 to 24.75	13,232	0.00 to 0.00	0.61	(8.86) to (8.86)
	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68
	2011	295	15.53 to 15.53	4,587	0.00 to 0.00	1.15	1.03 to 1.03

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Sub-account available in prior year but no activity.

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

83

Prospectus dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
Accumulation Variable Universal Life
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

3

SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals—Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the
4

insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
5

Early surrender risk
There are surrender charges assessed if you surrender your policy in the first nine policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences.
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There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains the tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	6% of each premium paid
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25 (currently $0)(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum surrender charge		$2.40 per thousand dollars of Base Face Amount
Maximum surrender charge		$95.39 per thousand dollars of Base Face Amount
Surrender charge for representative insured person		$17.09 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)

(1)  This charge is not currently imposed, but we reserve the right to do so in the policy.
(2)  A surrender charge is applicable for 9 policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, underwriting risk class, and death benefit option of the insured person. The maximum charge shown in the table is for a 74 year old male substandard smoker underwriting risk with death benefit Options 1 and 2, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.06 per $1,000 of NAR	$0.004 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR	$0.04 per $1,000 of NAR
Face Amount charge:(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.03 per $1,000 of Base Face Amount	$0.03 per $1,000 of Base Face Amount
Maximum charge		$1.18 per $1,000 of Base Face Amount	$1.18 per $1,000 of Base Face Amount
Charge for representative insured person		$0.17 per $1,000 of Base Face Amount	$0.17 per $1,000 of Base Face Amount
Administrative charge(3)	Monthly	$25	$25
Asset-based risk charge(4)	Monthly	0.03% of policy value	0.00% of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	4.25%	4.25%

(1)  The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the first policy year for a policy issued to a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The “minimum” rate shown in the table is for a 0 year old male standard non-smoker electing death benefit Option 1. The “maximum” rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 2. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker electing death benefit Option 1.
(3)  The monthly administrative charge in policy year 1 is $25. The monthly charge thereafter is $10.
(4)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.
(5)  4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider:(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.006 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider:(4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%
Change of Life Insured Rider	At exercise of benefit	$250.00
Long-Term Care Continuation Rider:(5)	Monthly
Minimum charge		$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Maximum charge		$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Charge for representative insured person		$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Accelerated Benefit Rider	At exercise of benefit	$150.00 (6)

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The “maximum” rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk.
(2)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(3)  The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
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(4)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(5)  The charge for this rider is determined by multiplying the LTC Continuation Maximum Monthly Benefit Amount for this rider by the applicable rate. The LTC Continuation Maximum Monthly Benefit Amount is stated in the Policy Specifications page of your policy. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.
(6)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
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The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
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Portfolio	Subadviser	Investment Objective
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.; and	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
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Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in
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the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 100, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.
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The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
When the insured person reaches 100
At and after the policy anniversary nearest the insured person's 100th birthday, the following will occur:
•	Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
•	We will stop deducting any monthly deductions.
•	We will stop accepting any premium payments.
•	You may no longer borrow from your policy.
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Total Face Amount after issue, would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Long-Term Care Continuation Riders, you may have elected at issue.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
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•	the remaining in the Supplemental Face Amount and Base Face Amount will each be at least $100,000, and
•	the remaining in the Supplemental Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit.
•	If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.
•	If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.
Tax consequences of coverage changes
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds
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held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 100, subject to the limitations on premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue
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Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee, which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change,
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(iii) there is a decrease in the Face Amount of insurance, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Rider, however, is limited to the first two policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
(a)  The insured person's risk classification is standard or preferred, and
(b)  The insured person's attained age is less than 46.
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
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Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).
Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.
The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs).
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For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
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Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
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•	We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person's 100th birthday.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $25 per month for the first year, and $10 per month thereafter.
•	Face Amount charge - A monthly charge for the first ten policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person's sex, age, death benefit option and risk classification at issue.
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•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.
•	Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
•	Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first nine policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10+	0%
The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.
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Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Reduced charges for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures
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will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy's death benefit advanced to you in the event of terminal illness.
Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
If you purchase this rider:
•	you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and
•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.
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•	Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. The rider also provides options to increase or decrease the benefit amount. This rider is only available to you if death benefit Option 1 is elected, and will cease as of the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2.
The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.
The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.
•	Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.
Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
•	Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured's insurability, and the premiums and charges after the change date will reflect the new life insured's age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan
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interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Long-Term Care Continuation Rider - This rider is available only if you also purchase the Long-Term Care Rider (“Long-Term Care Rider”). This rider provides protection against the death benefit being reduced below the lesser of $25,000 or 10% of the Total Face Amount under the policy at issue, reduced proportionately for any reduction in the Total Face Amount not due to acceleration under the Long-Term Care Rider. The rider also provides for a continuation of benefits under the Long-Term Care Rider after such benefits would otherwise have ceased. The monthly maximum continuation benefit is determined by multiplying the Monthly Acceleration Percentage specified in the Policy Specifications times the Total Face Amount at issue.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That
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is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
•	Combining or removing fixed accounts or investment accounts.
•	Changes in the form of organization of any separate account.
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the various accounts.
•	Borrow or withdraw amounts you have in the accounts.
•	Change the beneficiary who will receive the death benefit.
•	Change the amount of insurance.
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•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it(the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.
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Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among accounts
•	change of allocation among accounts for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
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Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
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Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs
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(the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
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We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce
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the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-85284

Supplement Dated May 2, 2016
TO
Prospectuses Dated May 2, 2016 Or Later

This Supplement is to be distributed with certain prospectuses dated May 2, 2016 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
VL M SUPP (5/2016)

Statement of Additional Information
dated May 2, 2016
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2015, 2014, and 2013 was $120,545,566, 132,392,739, and $119,574,297, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,463	$49,226
Stocks:
Preferred stocks	23	26
Common stocks	658	477
Investments in affiliates	3,205	2,911
Mortgage loans on real estate	10,475	11,519
Real estate:
Company occupied	299	300
Investment properties	6,487	5,203
Cash, cash equivalents and short-term investments	4,528	7,702
Policy loans	3,718	5,039
Derivatives	11,001	10,458
Receivable for collateral on derivatives	26	400
Receivable for securities	5	10
Other invested assets	5,618	5,978

Total cash and invested assets	90,506	99,249
Investment income due and accrued	758	887
Premiums due and deferred	303	388
Amounts recoverable from reinsurers	162	196
Funds held by or deposited with reinsured companies	3,660	1,958
Other reinsurance receivable	670	439
Amounts due from affiliates	304	247
Other assets	1,755	2,364
Assets held in separate accounts	129,725	140,164

Total admitted assets	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$66,516	$69,184
Policyholders’ and beneficiaries funds	2,624	3,834
Consumer notes	265	411
Dividends payable to policyholders	428	574
Policy benefits in process of payment	499	556
Other amount payable on reinsurance	480	1,039
Other policy obligations	68	78

Total policy and contract obligations	70,880	75,676
Payable to parent and affiliates	1,816	3,073
Transfers to (from) separate account, net	(540)	(1,390)
Asset valuation reserve	1,844	1,927
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,784	8,873
Interest maintenance reserve	1,630	1,745
Net deferred tax liability	387	456
Derivatives	6,094	5,229
Payables for collateral on derivatives	1,640	2,939
Payables for securities	42	26
Other general account obligations	1,094	1,843
Obligations related to separate accounts	129,725	140,164

Total liabilities	222,399	240,564

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2015 and 2014)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2015 and 2014)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,253	1,137

Total capital and surplus	5,444	5,328

Total liabilities and capital and surplus	$227,843	$245,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$16,323	$12,738	$12,882
Consideration for supplementary contracts with life contingencies	140	183	266
Net investment income	4,387	4,297	4,551
Amortization of interest maintenance reserve	181	176	183
Commissions and expense allowance on reinsurance ceded	1,040	817	1,224
Reserve adjustment on reinsurance ceded	(16,494)	(10,652)	(9,775)
Separate account administrative and contract fees	1,786	1,841	1,848
Other revenue	415	467	188

Total premiums and other revenues	7,778	9,867	11,367

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,762	9,064	7,710
Annuity benefits	1,796	1,733	1,784
Disability and long-term care benefits	647	584	542
Interest and adjustments on policy or deposit-type funds	91	125	132
Payments on supplementary contracts with life contingencies	179	170	159
Increase (decrease) in life and long-term care reserves	(2,506)	2,161	1,017

Total benefits paid or provided	9,969	13,837	11,344

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,289	1,203	1,360
General expenses	960	972	1,092
Insurance taxes, licenses and fees	145	138	150
Net transfers to (from) separate accounts	(6,554)	(8,229)	(6,388)
Investment income ceded	2,465	4,954	(1,356)
Other deductions	(160)	21	14

Total insurance expenses and other deductions	(1,855)	(941)	(5,128)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(336)	(3,029)	5,151
Dividends to policyholders	(36)	77	81

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(300)	(3,106)	5,070
Federal income tax expense (benefit)	(778)	(716)	262

Income (loss) from operations before net realized capital gains (losses)	478	(2,390)	4,808

Net realized capital gains (losses)	216	(74)	(1,793)

Net income (loss)	$694	$(2,464)	$3,015

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$5	$3,196	$990	$1,603	$5,794
Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	$5	$3,196	$990	$1,253	$5,444

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$19,961	$12,924	$13,205
Net investment income received	4,600	4,399	4,635
Separate account fees	1,786	1,841	1,848
Commissions and expenses allowance on reinsurance ceded	1,040	817	1,224
Miscellaneous income	2,852	450	(172)
Benefits and losses paid	(29,836)	(21,960)	(20,462)
Net transfers from (to) separate accounts	7,404	8,206	6,493
Commissions and expenses (paid) recovered	(5,153)	(7,147)	(1,572)
Dividends paid to policyholders	(250)	(89)	(91)
Federal and foreign income and capital gain taxes (paid) recovered	847	(382)	(1,195)

Net cash provided by (used in) operating activities	3,251	(941)	3,913

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,217	20,471	19,130
Stocks	190	130	149
Mortgage loans on real estate	1,834	1,789	1,660
Real estate	8	1,053	22
Other invested assets	955	941	498
Derivatives	32	-	-
Net gains (losses) on cash, cash equivalents and short term investments	(9)	3	(2)

Total investment proceeds	22,227	24,387	21,457

Cost of investments acquired:
Bonds	19,734	21,430	17,853
Stocks	848	234	78
Mortgage loans on real estate	1,715	1,088	1,813
Real estate	1,155	539	743
Other invested assets	905	1,281	882
Derivatives	-	739	1,916

Total cost of investments acquired	24,357	25,311	23,285
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	904	(1,729)	1,197
Net increase (decrease) in policy loans	56	(150)	140

Net cash provided by (used in) investment activities	(3,090)	955	(3,165)

Financing and miscellaneous activities
Borrowed funds	(276)	(232)	(48)
Net deposits (withdrawals) on deposit-type contracts	(333)	(85)	(134)
Dividend paid to Parent	(210)	(500)	(300)
Repurchase agreements	-	-	(437)
Other cash provided (applied)	(2,516)	3,756	14

Net cash provided by (used in) financing and miscellaneous activities	(3,335)	2,939	(905)

Net increase (decrease) in cash, cash equivalents and short-term investments	(3,174)	2,953	(157)
Cash, cash equivalents and short-term investments at beginning of year	7,702	4,749	4,906

Cash, cash equivalents and short-term investments at end of year	$4,528	$7,702	$4,749

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (NYL) reinsurance transaction and other transactions, net	$8,357	$-	$-
Transfer of invested assets for NYL reinsurance transaction and other affiliates, net	(8,357)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $791 million and $641 million for the calculation required under AG 38 8D, of which $465 million and $446 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company held reserves of $920 million and $1,030 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 26% of the Company’s aggregate reserve for life contracts at December 31, 2015 and 2014. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2015 and 2014, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In December 2014, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	—	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$747	$760
Due after one year through five years	5,659	5,764
Due after five years through ten years	6,962	7,010
Due after ten years	24,893	26,918
Mortgage-backed and asset-backed securities	6,202	6,498

Total	$44,463	$46,950

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$244	$125
Bonds pledged in support of exchange-traded futures	609	498
Bonds and cash pledged in support of cleared interest rate swaps	120	551

Total fair value	$973	$1,174

At carrying value:
Bonds on deposit with government authorities	$16	$16
Mortgage loans pledged in support of real estate	17	45
Bonds held in trust	92	132
Pledged collateral under reinsurance agreements	3,407	2,800

Total carrying value	$3,532	$2,993

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $2,047 million and $2,096 million, with an aggregate fair value of $1,990 million and $2,197 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2015
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$8	$-	$2	$6	$6
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$8	$-	$2	$6	$6

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2015	2014

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$-
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	-	3
12 months or longer	-	4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

At December 31, 2015 and 2014, there were 889 and 574 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $25 million and $12 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $28 million, $24 million, and $88 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 43 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2015, 2014 and 2013 was $18 million, $17 million, and $0 respectively. There were 0, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2015, 2014 and 2013, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$17,078	$18,292	$14,555
Realized gross gains	500	579	244
Realized gross losses	(123)	(111)	(483)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

In 2013, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to the IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to the IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, BBMLI. The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 276 and 134 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $19 million and $3 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $4 million, $2 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 115, 33, and 69 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

The aggregate mortgages outstanding to any one borrower do not exceed $263 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 7.49% and 3.72% for agricultural loans and 5.19% and 3.00% for commercial loans. The Company issued no purchase money mortgages in 2015 and 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2015, 2014 and 2013, respectively. The average recorded investment in impaired loans was $34 million, $41 million, and $60 million at December 31, 2015, 2014 and 2013, respectively. The Company recognized $2 million, $3 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

	(in millions)
Balance at beginning of year	$10	$10	$19
Additions, net	3	10	13
Recoveries of amounts previously charged off	(5)	(10)	(22)

Balance at end of year	$8	$10	$10

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2015	2014

	(in millions)
AAA	$345	$436
AA	1,974	1,594
A	4,685	4,141
BBB	3,251	4,979
BB	177	267
B and lower and unrated	43	102

Total	$10,475	$11,519

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$381	$374
Properties held for the production of income	7,178	5,764
Properties held for sale	-	-
Less accumulated depreciation	(773)	(635)

Total	$6,786	$5,503

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $120 million, $3 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2015, 2014 and 2013, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2015 or 2014.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2015 and 2014, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2015.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$2,231	$2,378	$2,577
Preferred stocks	-	2	-
Common stocks	372	76	4
Mortgage loans on real estate	670	738	730
Real estate	722	669	605
Policy loans	190	287	283
Cash, cash equivalents and short-term investments	8	7	5
Other invested assets	466	464	620
Derivatives	520	452	464
Other income	27	23	25

Total investment income	5,206	5,096	5,313
Expenses
Investment expenses	(533)	(516)	(493)
Investment taxes, licenses and fees, excluding federal income taxes	(84)	(85)	(83)
Investment interest expense	(84)	(91)	(97)
Depreciation on real estate and other invested assets	(118)	(107)	(89)

Total investment expenses	(819)	(799)	(762)

Net investment income	$4,387	$4,297	$4,551

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$965	$431	$(1,701)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(138) in 2015, $(66) in 2014, and $(8) in 2013)	256	123	(16)

Realized capital gains (losses) before tax	709	308	(1,685)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	493	382	108

Net realized capital gains (losses)	$216	$(74)	$(1,793)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, respectively, the Company recorded unrealized gains (losses) of ($33) million, $1,215 million, and $168 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 31 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$367	$2,043	$(2,530)
Interest rate treasury locks	(728)	1,323	(385)
Interest rate options	16	67	(46)
Foreign currency swaps	-	(5)	(9)
Foreign currency forwards	5	4	(1)
Equity total return swaps	2	-	-
Equity options	(76)	(23)	(39)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(414)	$3,409	$(3,010)

Net realized capital gain (loss):
Interest rate swaps	$(495)	$(178)	$164
Interest rate treasury locks	446	157	-
Interest rate options	-	-	-
Interest rate futures	(25)	(141)	78
Foreign currency swaps	4	18	(10)
Foreign currency forwards	26	1	5
Foreign currency futures	99	165	74
Equity total return swaps	11	24	5
Equity options	(18)	5	3
Equity index futures	(42)	(692)	(1,892)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$6	$(641)	$(1,573)

Total gain (loss) from derivatives in other hedging relationships	$(408)	$2,768	$(4,583)

The Company also deferred net realized gains (losses) of ($495) million, ($192) million, and $146 million (including ($495) million and ($174) million of losses, and $148 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2015 and 2014, respectively.

	December 31, 2015			December 31, 2014

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$-	1	$35	$1	2
AA	95	1	1	95	2	2
A	165	2	1	185	3	2
BBB	-	-	-	-	-	-

Total CDS protection sold	$295	$3		$315	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2015 and 2014. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company accepted collateral consisting of cash of $1,640 million and $2,939 million, and various securities with a fair value of $5,014 million and $3,895 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2015 and 2014, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $397 million and $238 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,319 million and $2,268 million at December 31, 2015 and 2014, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$20,189	$19,525	$20,311
Assumed	1,867	792	1,062
Ceded	(5,733)	(7,579)	(8,491)

Net	$16,323	$12,738	$12,882

Benefits to policyholders ceded	$(16,713)	$(18,500)	$(17,988)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,328 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$(8,180)
Premiums assumed	3,272
Benefits ceded	(314)
Benefits assumed	126
Other reinsurance receivable	362
Funds held by or deposited with reinsured companies	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded, net	$(2,231)	$(192)	$(216)
Benefits ceded, net	(436)	(394)	(483)
Funds held by or deposited with reinsured companies	-	1,952	1,978
Other reinsurance receivable	60	86	124
Other amounts payable on reinsurance	1	10	15
Treaty settlement received (paid)	527	449	532
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(530)	$(546)	$(570)
Benefits ceded	(756)	(759)	(730)
Other amounts payable on reinsurance	25	58	45
Funds withheld from unauthorized reinsurers	7,544	7,409	5,425
Treaty settlement received (paid)	(468)	(489)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance FWH transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance FWH basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$5,332	$(4,599)	$(5,128)
Benefits ceded	(12,125)	(14,303)	(13,966)
Other reinsurance receivable	-	40	398
Other amounts payable on reinsurance	351	837	55
Funds withheld from unauthorized reinsurers	240	1,251	1,256
Treaty settlement received (paid)	(712)	(2,080)	1,095
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institutions (“OSFI”), and reports on a consolidated international financial reporting standards (“IFRS”) basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,992 million as a coinsurance reserve and JHUSA holds $325 million as a modified coinsurance reserve. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 at December 31, 2015 and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$(392)	$(338)	$(536)
Benefits ceded	(448)	(298)	(338)
Other reinsurance receivable	36	82	18
Funds withheld from unauthorized reinsurers	-	213	-
Treaty settlement received (paid)	14	(97)	146
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

Other

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(575)	$188	$(387)

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(186)	$(96)	$(282)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(186)	(96)	(282)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	(186)	(96)	(282)
(f) Deferred tax liabilities	(232)	(119)	(351)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$46	$23	$69

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2015. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	25	(8)	17
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(35)	(8)	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	25	(8)	17
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(211)	(88)	(299)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(186)	$(96)	$(282)

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	793%	917%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,426	$5,315

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(186)	$(96)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(186)	$(96)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(32%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(778)	$(716)	$(62)
(b) Foreign	-	-	-

(c) Subtotal	(778)	(716)	(62)
(d) Federal income tax on net capital gains	493	382	111
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(285)	$(334)	$49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,011	1,034	(23)
(4) Investments	157	147	10
(5) Deferred acquisition costs	506	755	(249)
(6) Policyholder dividends accrual	68	111	(43)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	37	54	(17)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	67	49	18
(11) Net operating loss carryforward	1,276	1,218	58
(12) Tax credit carry-forward	898	860	38
(13) Other (including items <5% of total ordinary tax assets)	94	72	22

(99) Subtotal	$4,114	$4,300	$(186)

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,064	$4,250	$(186)

(e) Capital:
(1) Investments	$383	$479	$(96)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$383	$479	$(96)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$383	$479	$(96)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,447	$4,729	$(282)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,146	$4,202	$(56)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	119	148	(29)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	374	521	(147)

(99) Subtotal	$4,639	$4,871	$(232)
(b) Capital:
(1) Investments	$155	$276	$(121)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	40	38	2

(99) Subtotal	$195	$314	$(119)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$4,834	$5,185	$(351)

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(387)	$(456)	$69

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$4,447	$4,729	$(282)
Total deferred tax liabilities	4,834	5,185	(351)

Net deferred tax assets (liabilities)	$(387)	$(456)	$69

Tax effect of unrealized gains and losses			183
Tax effect of unrealized foreign exchange gains (losses)			44

Change in net deferred income taxes			$(158)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(105)	$(1,087)	$1,775
Net realized capital gains (losses) before IMR at statutory rate	335	151	(595)
Change in nonadmitted assets	-	-	-
Reinsurance	35	(91)	(206)
Valuation allowance	-	-	50
Tax-exempt income	(6)	(16)	(2)
Nondeductible expenses	-	1	7
Foreign tax expense gross up	9	9	8
Amortization of IMR	(128)	(62)	(64)
Tax recorded in surplus	37	15	(18)
Dividend received deduction	(230)	(129)	(102)
Investment in subsidiaries	(28)	(32)	(35)
Prior year adjustment	(21)	(23)	16
Tax credits	(42)	(52)	(61)
Change in tax reserve	18	11	(55)
Pension	-	-	-
Other	(1)	(2)	(1)

Total	$(127)	$(1,307)	$717

Federal and foreign income taxes incurred	$(778)	$(716)	$262
Capital gains tax	493	382	108
Change in net deferred income taxes	158	(973)	347

Total statutory income tax expense (benefit)	$(127)	$(1,307)	$717

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	200
	2013	2028	902
	2014	2029	628
	2015	2030	62

			$3,645

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	58
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	47
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	28
	2015	2035	16

			$647

Foreign tax credits	2005	2015	$23
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	7
	2010	2020	9
	2011	2021	27
	2012	2022	27
	2013	2023	27
	2014	2024	30
	2015	2025	27

			$231

Alternative minimum tax credits	2002		$2
	2003		2

			$4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2007	2027	$1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2
	2014	2034	2

			$11

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2015, 2014 and 2013 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $130 million and $728 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 through 2001. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$2,002	$2,715
Additions based on tax positions related to the current year	40	49
Payments	-	(550)
Additions for tax positions of prior years	41	23
Reductions for tax positions of prior years	(116)	(235)

Balance at end of year	$1,967	$2,002

Included in the balances as of December 31, 2015 and 2014, respectively, are $172 million and $154 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014, are $1,796 million and $1,848 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $1,734 million of such amounts at December 31, 2015 and 2014, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million of interest expense, and $9 million, and $11 million of interest benefit for the years ended December 31, 2015, 2014 and 2013, respectively. The Company had approximately $202 million and $209 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2015, 2014 and 2013, the Company paid a dividend to its parent company MIC of $210 million, $500 million and $300 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $714 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2015, 2014 and 2013. Total interest paid through December 31, 2015 was $202 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was $13 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $377 million, $398 million, and $443 million, respectively, for the years ended December 31, 2015, 2014 and 2013.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $760 million, $618 million, and $328 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2015, 2014 and 2013, respectively, the Company received dividends of $36 million, $43 million, and $297 million from John Hancock Investment Management Services LLC, $81 million, $90 million, and $98 million from JHD, $0 million, $0 million, $0 million from JHNY, $70 million, $0 million, and $0 million from JHLH, and $289 million, $72 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2015, the Company made a capital contribution of $348 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2015	2014

	(In millions)
The Manufacturers Investment Corporation	$49	$105
John Hancock Financial Corporation	138	274
Manulife Reinsurance Limited	44	186
Manulife Reinsurance (Bermuda) Ltd.	167	696
John Hancock Life & Health Insurance Company	30	142
John Hancock Life Insurance Company Vermont	33	39
John Hancock Reassurance Company, Ltd.	126	278
John Hancock Life Insurance Company New York	473	611
John Hancock Investment Management Services LLC	28	31
John Hancock Subsidiaries LLC	45	45
John Hancock Insurance Agency, Inc.	12	16
Essex Corporation	-	1
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	4	2
John Hancock Energy Resources Management, Inc.	-	4
John Hancock Real Estate Finance	-	1
John Hancock Realty Advisors	4	8
JH Advisors LLC	84	158
Manulife Asset Management (US) LLC	55	75
Declaration Management and Research LLC	11	4
Hancock Capital Investment Management LLC	10	15
John Hancock RPS, LLC	36	14
The Berkeley Financial Group, LLC	4	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	14	18
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	-	-
Hancock Natural Resource Group, Inc.	50	-
Hancock Forest Management, Inc.	6	-
John Hancock Personal Financial Services, LLC	1	-

Total	$1,437	$2,740

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $183 million, purchase other invested assets of $1,716 million, purchase real estate of $98 million, and issue agricultural and commercial mortgages of $125 million at December 31, 2015. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2016.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2016	$12
2017	10
2018	7
2019	5
2020	5
Thereafter	349

Total	$388

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investments in certain leveraged leases. The Company and the IRS are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2015	2014	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$75,437	$78,905	$-	$-
Variable Annuities	37,422	43,503	27	29
Life and COLI	12,067	12,359	-	-
Fixed Products — Institutional and stable value fund	2,611	2,713	-	-
Fixed Products — Retail	22	24	472	570
Investments — Funds	1,667	2,061	-	-

Total	$129,226	$139,565	$499	$599

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities $10,914 million and $7,816 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$37,947	$44,116
Amount of reserve held	1,179	865
Net amount at risk — gross	7,169	4,699
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$24,131	$27,353
Balanced	16,993	19,449
Bonds	5,216	5,807
Money Market	668	683

Total	$47,008	$53,292

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$1	$13,935	$13,936	$-	$13,258	$13,258

Reserves for accounts with assets at:
Fair value	1,189	127,792	128,981	1,272	137,306	138,578
Amortized cost	-	-	-	-	-	-

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2015			2014

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$503	$1,793	$2,296	$531	$1,879	$2,410
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,901	1,901	-	2,483	2,483
At fair value	-	120,337	120,337	28	129,620	129,648
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,533	3,533	-	3,058	3,058

Subtotal	503	127,564	128,067	559	137,040	137,599
Not subject to discretionary withdrawal	686	228	914	713	266	979

Total	$1,189	$127,792	$128,981	$1,272	$137,306	$138,578

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$17,071	$16,100	$14,916
Transfers from separate accounts	23,625	24,329	21,304

Net transfers to (from) separate accounts	$(6,554)	$(8,229)	$(6,388)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $35 million, $37 million, and $41 million in 2015, 2014 and 2013, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2015, 2014 and 2013, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $329 million and $332 million at December 31, 2015 and 2014, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2015, 2014 and 2013, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2015 and 2014 was $89 million and $91 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2015 and 2014 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2015, 2014 and 2013, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2015, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2020. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2015. At December 31, 2015, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2015, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

At December 31, 2015, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2015, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2015 and 2014 was $265 million and $411 million, respectively. Interest ranging from 3.1% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively. Interest paid amounted to $18 million, $24 million, and $ 30 million in 2015, 2014 and 2013, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2015 and 2014 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2015. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million for the year ended December 31, 2015.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446

FHLBI membership stock of $18 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2014
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

	December 31, 2014
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

	(in millions)
(a) General account	$13	$12	$10
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$13	$12	$10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2015 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

As previously discussed in the Reinsurance Note, effective July 1, 2015, the Company entered into a coinsurance reinsurance agreement with NYL to cede 100% QS of the Company’s in-force participating life insurance JHLICO closed block policies.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed block.

	JHUSA		JHLICO
	2015	2014	2014

	(in millions)
Assets:
Bonds	$2,802	$3,153	$6,248
Stocks:
Preferred stocks	-	-	4
Common stocks	-	1	11
Mortgage loans on real estate	350	402	1,633
Real estate	1,012	842	12
Cash, cash equivalents and short-term investments	6	3	4
Policy loans	1,563	1,551	1,354
Other invested assets	18	113	127

Total cash and invested assets	5,751	6,065	9,393
Investment income due and accrued	101	105	126
Premiums due and deferred	10	12	68
Net deferred tax asset	112	112	157
Other closed block assets	77	63	91

Total closed block assets	$6,051	$6,357	$9,835

Obligations:
Policy reserves	5,756	5,871	9,710
Policyholders’ and beneficiaries’ funds	64	67	1,360
Dividends payable to policyholders	329	314	208
Policy benefits in process of payment	115	52	155
Other policy obligations	2	2	6
Other closed block obligations	474	720	198

Total closed block obligations	$6,740	$7,026	$11,637

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Core Trust Series NAV
Active Bond Trust Series I	International Equity Index Trust B Series I
Active Bond Trust Series NAV	International Equity Index Trust B Series NAV
All Cap Core Trust Series I	International Growth Stock Trust Series I
All Cap Core Trust Series NAV	International Growth Stock Trust Series NAV
Alpha Opportunities Trust Series I	International Small Company Trust Series I
Alpha Opportunities Trust Series NAV	International Small Company Trust Series NAV
American Asset Allocation Trust Series I	International Value Trust Series I
American Global Growth Trust Series I	International Value Trust Series NAV
American Growth Trust Series I	Investment Quality Bond Trust Series I
American Growth-Income Trust Series I	Investment Quality Bond Trust Series NAV
American International Trust Series I	Lifestyle Aggressive MVP Series I
American New World Trust Series I	Lifestyle Aggressive MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Aggressive Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Balanced MVP Series I
Bond Trust Series I	Lifestyle Balanced MVP Series NAV
Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Capital Appreciation Trust Series I	Lifestyle Conservative MVP Series I
Capital Appreciation Trust Series NAV	Lifestyle Conservative MVP Series NAV
Capital Appreciation Value Trust Series I	Lifestyle Conservative Trust PS Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Growth MVP Series I
Core Bond Trust Series I	Lifestyle Growth MVP Series NAV
Core Bond Trust Series NAV	Lifestyle Growth Trust PS Series NAV
Core Strategy Trust Series I	Lifestyle Moderate MVP Series I
Core Strategy Trust Series NAV	Lifestyle Moderate MVP Series NAV
Emerging Markets Value Trust Series I	Lifestyle Moderate Trust PS Series NAV
Emerging Markets Value Trust Series NAV	M Capital Appreciation
Equity-Income Trust Series I	M International Equity
Equity-Income Trust Series NAV	M Large Cap Growth
Financial Industries Trust Series I	M Large Cap Value
Financial Industries Trust Series NAV	Mid Cap Index Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust Series NAV
Series I	Mid Cap Stock Trust Series I
Franklin Templeton Founding Allocation Trust	Mid Cap Stock Trust Series NAV
Series NAV	Mid Value Trust Series I
Fundamental All Cap Core Trust Series I	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Money Market Trust B Series NAV
Fundamental Large Cap Value Trust Series I	Money Market Trust Series I
Fundamental Large Cap Value Trust Series NAV	PIMCO All Asset
Global Bond Trust Series I	Real Estate Securities Trust Series I
Global Bond Trust Series NAV	Real Estate Securities Trust Series NAV
Global Trust Series I	Real Return Bond Trust Series I
Global Trust Series NAV	Real Return Bond Trust Series NAV
Health Sciences Trust Series I	Science & Technology Trust Series I
Health Sciences Trust Series NAV	Science & Technology Trust Series NAV
High Yield Trust Series I	Short Term Government Income Trust Series I
High Yield Trust Series NAV	Short Term Government Income Trust Series NAV
International Core Trust Series I	Small Cap Growth Trust Series I

Small Cap Growth Trust Series NAV	Total Bond Market Trust B Series NAV
Small Cap Index Trust Series I	Total Stock Market Index Trust Series I
Small Cap Index Trust Series NAV	Total Stock Market Index Trust Series NAV
Small Cap Opportunities Trust Series I	U.S. Equity Trust Series I
Small Cap Opportunities Trust Series NAV	U.S. Equity Trust Series NAV
Small Cap Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Cap Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Small Company Value Trust Series I	Utilities Trust Series I
Small Company Value Trust Series NAV	Utilities Trust Series NAV
Strategic Income Opportunities Trust Series I	Value Trust Series I
Strategic Income Opportunities Trust Series NAV	Value Trust Series NAV

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I, Natural Resources Trust Series NAV, Total Return Trust Series I, and Total Return Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31,2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2015, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$203,857,936	$6,686,850	$19,028,742	$8,724,216	$5,947,060	$553,356

Units outstanding	5,507,852	306,255	267,427	263,001	286,449	24,033
Unit value	$37.01	$21.83	$71.15	$33.17	$20.76	$23.02

Shares	8,070,385	711,367	2,024,334	314,273	214,154	50,581
Cost	$161,653,058	$7,016,130	$20,186,231	$5,828,119	$4,892,121	$690,290

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$3,331,586	$80,948,638	$8,354,355	$62,274,206	$86,235,502	$39,918,360

Units outstanding	136,746	5,263,868	533,644	2,485,246	3,601,853	2,037,560
Unit value	$24.36	$15.38	$15.66	$25.06	$23.94	$19.59

Shares	304,255	5,696,597	543,196	2,578,642	4,075,402	2,300,770
Cost	$4,103,842	$77,100,535	$8,435,516	$43,273,092	$66,367,403	$37,046,148

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$11,291,283	$39,842,675	$56,255,171	$817,604	$6,657,264	$27,740,840

Units outstanding	730,027	714,376	413,994	73,119	594,351	1,004,619
Unit value	$15.47	$55.77	$135.88	$11.18	$11.20	$27.61

Shares	1,021,836	1,227,817	1,733,595	61,474	500,923	1,964,649
Cost	$13,418,973	$30,031,841	$52,297,623	$837,551	$6,903,385	$24,423,784

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$21,768,983	$988,411	$32,896,869	$19,494,512	$53,124,183	$1,580,595

Units outstanding	802,793	53,691	1,782,077	959,805	3,255,465	107,776
Unit value	$27.12	$18.41	$18.46	$20.31	$16.32	$14.67

Shares	1,540,622	86,174	2,873,089	1,498,425	4,099,088	112,179
Cost	$21,496,498	$960,266	$35,667,790	$20,195,143	$54,862,401	$1,615,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity- Income Trust Series I	Equity- Income Trust Series NAV	Financial Industries Trust Series I
Total Assets
Investments at fair value	$136,011,910	$2,154,712	$22,747,120	$38,189,627	$60,573,245	$2,647,198

Units outstanding	9,236,175	188,762	2,481,285	892,354	1,415,554	114,973
Unit value	$14.73	$11.41	$9.17	$42.80	$42.79	$23.02

Shares	9,646,235	306,067	3,235,721	2,418,596	3,848,364	236,780
Cost	$139,197,628	$2,937,076	$30,471,218	$34,489,969	$65,196,774	$3,116,016

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Financial Industries Trust Series NAV	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$7,635,955	$370,616	$44,210,109	$1,011,176	$13,149,397	$36,203,696

Units outstanding	275,391	27,114	3,224,632	26,653	583,302	1,290,900
Unit value	$27.73	$13.67	$13.71	$37.94	$22.54	$28.05

Shares	684,839	31,118	3,715,135	45,344	587,027	2,111,003
Cost	$9,287,368	$334,521	$45,962,438	$917,837	$9,693,675	$36,894,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I
Total Assets
Investments at fair value	$37,270,042	$5,265,876	$23,089,505	$10,858,762	$25,902,832	$12,695,258

Units outstanding	1,886,852	177,734	776,737	363,584	1,602,287	163,153
Unit value	$19.75	$29.63	$29.73	$29.87	$16.17	$77.81

Shares	2,173,180	446,261	1,965,064	604,945	1,443,859	397,721
Cost	$36,957,613	$5,788,643	$25,019,674	$10,852,179	$28,484,825	$12,976,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I
Total Assets
Investments at fair value	$38,510,187	$11,811,211	$24,252,186	$13,869,091	$15,589,407	$11,479,391

Units outstanding	634,686	402,432	1,252,590	672,016	1,024,956	1,053,280
Unit value	$60.68	$29.35	$19.36	$20.64	$15.21	$10.90

Shares	1,195,969	2,450,459	5,105,723	1,438,702	1,622,207	789,504
Cost	$37,678,872	$14,410,410	$29,672,471	$14,935,987	$17,712,043	$11,838,825

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I
Total Assets
Investments at fair value	$44,229,634	$1,643,577	$9,961,204	$5,896,265	$19,406,334	$11,804,302

Units outstanding	1,033,879	135,399	819,539	390,696	1,282,117	534,832
Unit value	$42.78	$12.14	$12.15	$15.09	$15.14	$22.07

Shares	3,041,928	103,305	626,097	486,892	1,602,505	1,041,862
Cost	$48,014,843	$1,534,519	$9,809,955	$6,167,073	$18,789,411	$11,674,682

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV
Total Assets
Investments at fair value	$19,037,244	$10,794,300	$10,698,044	$14,299,328	$165,761,760	$853,467

Units outstanding	1,336,036	321,414	674,077	487,475	9,421,664	80,266
Unit value	$14.25	$33.58	$15.87	$29.33	$17.59	$10.63

Shares	1,692,199	995,784	989,643	1,442,919	16,709,855	69,219
Cost	$21,768,785	$11,502,576	$11,544,940	$12,978,486	$147,829,631	$900,362

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV
Total Assets
Investments at fair value	$58,486,440	$379,093,220	$26,281,280	$3,824,580	$32,515,846	$617,800

Units outstanding	1,692,660	22,062,969	2,449,539	108,986	1,978,848	58,228
Unit value	$34.55	$17.18	$10.73	$35.09	$16.43	$10.61

Shares	4,778,304	30,921,144	1,935,293	343,320	2,910,998	48,078
Cost	$55,295,718	$380,467,728	$27,685,187	$4,363,993	$36,789,727	$643,771

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV
Total Assets
Investments at fair value	$75,182,094	$536,931,693	$29,423,010	$13,519,148	$81,139,708	$7,196,320

Units outstanding	2,343,528	31,216,095	2,722,794	379,962	4,737,287	672,993
Unit value	$32.08	$17.20	$10.81	$35.58	$17.13	$10.69

Shares	5,704,256	40,707,482	2,067,675	1,153,511	6,917,281	538,647
Cost	$64,950,807	$490,250,349	$31,007,491	$14,758,928	$87,455,102	$7,564,081

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	M Capital Appreciation (a)	M International Equity (a)	M Large Cap Growth (a)	M Large Cap Value (a)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$11,985,972	$12,972,872	$13,154,325	$10,015,980	$12,931,440	$31,748,345

Units outstanding	150,819	408,665	243,254	422,734	315,476	1,180,496
Unit value	$79.47	$31.74	$54.08	$23.69	$40.99	$26.89

Shares	476,579	1,152,120	607,310	836,757	658,089	1,615,692
Cost	$13,243,149	$14,119,257	$13,613,888	$11,011,314	$12,950,662	$32,572,024

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I
Total Assets
Investments at fair value	$20,174,396	$26,363,324	$12,091,661	$18,471,939	$108,386,668	$36,327,146

Units outstanding	578,390	347,047	481,901	479,153	6,238,277	1,473,823
Unit value	$34.88	$75.96	$25.09	$38.55	$17.37	$24.65

Shares	1,329,888	1,720,844	1,127,953	1,731,203	108,386,668	36,327,146
Cost	$19,789,315	$29,170,254	$13,366,531	$20,910,276	$108,386,668	$36,327,146

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I
Total Assets
Investments at fair value	$21,371,083	$29,578,011	$47,367,762	$3,545,257	$14,835,021	$19,780,747

Units outstanding	1,438,988	173,442	331,710	168,580	1,023,222	546,989
Unit value	$14.85	$170.54	$142.80	$21.03	$14.50	$36.16

Shares	2,310,387	1,636,857	2,635,936	324,955	1,380,002	831,823
Cost	$25,392,121	$19,560,026	$39,939,863	$4,047,087	$16,776,411	$17,405,781

(a)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$18,094,700	$6,161,032	$13,464,694	$2,583,181	$16,691,067	$8,282,079

Units outstanding	630,883	576,263	1,255,584	102,544	558,246	266,856
Unit value	$28.68	$10.69	$10.72	$25.19	$29.90	$31.04

Shares	755,205	502,941	1,099,159	300,021	1,920,721	623,651
Cost	$18,250,497	$6,453,923	$13,937,787	$3,373,127	$20,476,608	$8,283,770

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$21,016,648	$30,613,853	$14,181,136	$3,509,740	$25,930,369	$11,775,195

Units outstanding	848,504	818,028	769,164	144,683	379,755	363,981
Unit value	$24.77	$37.42	$18.44	$24.26	$68.28	$32.35

Shares	1,581,388	1,064,459	495,324	172,894	1,280,512	598,333
Cost	$22,552,973	$31,855,801	$14,566,078	$3,962,911	$28,182,921	$9,232,016

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$17,510,254	$8,578,173	$25,816,466	$17,166,756	$5,594,470	$30,668,605

Units outstanding	812,280	328,179	1,331,275	724,472	235,111	386,748
Unit value	$21.56	$26.14	$19.39	$23.70	$23.80	$79.30

Shares	891,561	656,325	1,981,310	1,699,679	317,687	1,741,545
Cost	$17,833,767	$8,884,639	$26,625,061	$17,787,511	$4,415,907	$28,606,278

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$16,179,013	$8,810,846	$847,979	$4,238,433	$3,616,420	$13,376,476

Units outstanding	1,099,989	597,958	84,413	420,822	113,676	525,380
Unit value	$14.71	$14.73	$10.05	$10.07	$31.81	$25.46

Shares	846,626	461,059	72,850	364,127	300,118	1,111,927
Cost	$12,895,677	$7,744,807	$867,235	$4,333,334	$4,526,907	$16,162,449

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$13,872,168	$13,232,295

Units outstanding	261,578	534,547
Unit value	$53.03	$24.75

Shares	688,104	657,342
Cost	$12,463,327	$15,132,450

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,529,337	$2,956,414	$344,633	$259,463	$946,360	$523,176
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,529,337	2,956,414	344,633	259,463	946,360	523,176

Realized gains (losses) on investments:
Capital gain distributions received	1,971,519	2,621,128	—	—	—	—
Net realized gain (loss)	10,092,897	5,688,084	167,344	83,253	(52,133)	13,453

Realized gains (losses)	12,064,416	8,309,212	167,344	83,253	(52,133)	13,453

Unrealized appreciation (depreciation) during the period	(13,401,966)	11,122,495	(498,231)	127,603	(917,593)	261,782

Net increase (decrease) in contract owners’ equity from operations	2,191,787	22,388,121	13,746	470,319	(23,366)	798,411

Changes from principal transactions:
Purchase payments	15,143,018	13,822,212	222,455	233,165	1,895,759	1,554,161
Transfers between sub-accounts and the company	8,973,147	13,859,257	42,039	8,548	3,578,289	3,166,128
Transfers on general account policy loans	(1,959,421)	(945,803)	48,782	(12,343)	(89,271)	(48,535)
Withdrawals	(6,644,937)	(4,953,023)	(150,336)	(344,511)	(370,495)	(281,047)
Annual contract fee	(9,803,043)	(9,031,080)	(416,794)	(457,944)	(837,731)	(664,808)

Net increase (decrease) in contract owners’ equity from principal transactions	5,708,764	12,751,563	(253,854)	(573,085)	4,176,551	3,725,899

Total increase (decrease) in contract owners’ equity	7,900,551	35,139,684	(240,108)	(102,766)	4,153,185	4,524,310
Contract owners’ equity at beginning of period	195,957,385	160,817,701	6,926,958	7,029,724	14,875,557	10,351,247

Contract owners’ equity at end of period	$203,857,936	$195,957,385	$6,686,850	$6,926,958	$19,028,742	$14,875,557

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,455,186	5,193,556	317,786	344,467	209,301	155,794
Units issued	764,300	761,283	33,315	20,020	87,088	80,245
Units redeemed	(711,634)	(499,653)	(44,846)	(46,701)	(28,962)	(26,738)

Units, end of period	5,507,852	5,455,186	306,255	317,786	267,427	209,301

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$85,444	$89,100	$71,088	$58,160	$4,034	$3,972
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	85,444	89,100	71,088	58,160	4,034	3,972

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	127,199	170,125
Net realized gain (loss)	509,524	326,438	517,501	265,930	(25,925)	80,662

Realized gains (losses)	509,524	326,438	517,501	265,930	101,274	250,787

Unrealized appreciation (depreciation) during the period	(335,453)	460,242	(403,699)	209,774	(105,019)	(179,644)

Net increase (decrease) in contract owners’ equity from operations	259,515	875,780	184,890	533,864	289	75,115

Changes from principal transactions:
Purchase payments	275,125	318,940	420,406	365,103	19,928	19,378
Transfers between sub-accounts and the company	71,070	(204,494)	(413,442)	(3,584)	(149,883)	(104,979)
Transfers on general account policy loans	(29,715)	(29,305)	(49,659)	(234,256)	—	—
Withdrawals	(835,285)	(364,443)	(77,825)	(26,776)	(8,723)	(70,124)
Annual contract fee	(574,348)	(592,210)	(279,888)	(223,097)	(19,046)	(34,977)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,093,153)	(871,512)	(400,408)	(122,610)	(157,724)	(190,702)

Total increase (decrease) in contract owners’ equity	(833,638)	4,268	(215,518)	411,254	(157,435)	(115,587)
Contract owners’ equity at beginning of period	9,557,854	9,553,586	6,162,578	5,751,324	710,791	826,378

Contract owners’ equity at end of period	$8,724,216	$9,557,854	$5,947,060	$6,162,578	$553,356	$710,791

	2015	2014	2015	2014	2015	2014
Units, beginning of period	295,594	323,940	304,677	311,894	30,871	38,762
Units issued	9,308	5,420	55,598	36,999	748	8,333
Units redeemed	(41,901)	(33,766)	(73,826)	(44,216)	(7,586)	(16,224)

Units, end of period	263,001	295,594	286,449	304,677	24,033	30,871

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$23,880	$20,319	$1,751,398	$1,099,377	$133,905	$43,138
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23,880	20,319	1,751,398	1,099,377	133,905	43,138

Realized gains (losses) on investments:
Capital gain distributions received	612,789	768,630	6,660,024	—	553,330	—
Net realized gain (loss)	(148,139)	50,496	2,981,583	3,108,191	207,610	149,385

Realized gains (losses)	464,650	819,126	9,641,607	3,108,191	760,940	149,385

Unrealized appreciation (depreciation) during the period	(494,260)	(574,119)	(10,784,264)	(1,250,243)	(576,537)	(70,019)

Net increase (decrease) in contract owners’ equity from operations	(5,730)	265,326	608,741	2,957,325	318,308	122,504

Changes from principal transactions:
Purchase payments	383,447	264,526	6,301,243	5,506,102	724,147	710,804
Transfers between sub-accounts and the company	(168,841)	372,794	8,282,745	11,942,340	2,931,125	1,296,543
Transfers on general account policy loans	(22,041)	(31,252)	(77,395)	3,212,309	(568,301)	(22,920)
Withdrawals	(12,705)	(23,602)	(3,363,204)	(1,603,111)	(51,035)	(71,711)
Annual contract fee	(180,200)	(155,814)	(4,304,551)	(3,574,501)	(353,343)	(241,219)

Net increase (decrease) in contract owners’ equity from principal transactions	(340)	426,652	6,838,838	15,483,139	2,682,593	1,671,497

Total increase (decrease) in contract owners’ equity	(6,070)	691,978	7,447,579	18,440,464	3,000,901	1,794,001
Contract owners’ equity at beginning of period	3,337,656	2,645,678	73,501,059	55,060,595	5,353,454	3,559,453

Contract owners’ equity at end of period	$3,331,586	$3,337,656	$80,948,638	$73,501,059	$8,354,355	$5,353,454

	2015	2014	2015	2014	2015	2014
Units, beginning of period	136,948	117,365	4,830,178	3,800,999	364,648	247,209
Units issued	38,778	63,228	1,306,364	1,554,254	247,531	160,060
Units redeemed	(38,980)	(43,645)	(872,674)	(525,075)	(78,535)	(42,621)

Units, end of period	136,746	136,948	5,263,868	4,830,178	533,644	364,648

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$155,865	$508,426	$1,191,405	$787,727	$480,692	$415,577
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	155,865	508,426	1,191,405	787,727	480,692	415,577

Realized gains (losses) on investments:
Capital gain distributions received	3,483,227	—	9,660,771	—	1	—
Net realized gain (loss)	5,115,168	1,356,956	4,779,236	4,796,381	1,712,431	1,492,731

Realized gains (losses)	8,598,395	1,356,956	14,440,007	4,796,381	1,712,432	1,492,731

Unrealized appreciation (depreciation) during the period	(4,810,480)	2,886,195	(14,579,453)	2,811,148	(4,197,663)	(3,204,471)

Net increase (decrease) in contract owners’ equity from operations	3,943,780	4,751,577	1,051,959	8,395,256	(2,004,539)	(1,296,163)

Changes from principal transactions:
Purchase payments	3,826,790	3,920,757	4,644,745	4,784,311	3,126,166	3,695,885
Transfers between sub-accounts and the company	(2,818,470)	754,981	81,752	475,749	2,062,811	(2,127,750)
Transfers on general account policy loans	(551,789)	(703,172)	(380,622)	(768,079)	(267,951)	(251,743)
Withdrawals	(1,831,887)	(1,635,977)	(3,883,610)	(2,925,126)	(1,106,252)	(1,318,630)
Annual contract fee	(2,866,999)	(2,753,437)	(4,180,672)	(4,110,003)	(1,662,191)	(1,712,905)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,242,355)	(416,848)	(3,718,407)	(2,543,148)	2,152,583	(1,715,143)

Total increase (decrease) in contract owners’ equity	(298,575)	4,334,729	(2,666,448)	5,852,108	148,044	(3,011,306)
Contract owners’ equity at beginning of period	62,572,781	58,238,052	88,901,950	83,049,842	39,770,316	42,781,622

Contract owners’ equity at end of period	$62,274,206	$62,572,781	$86,235,502	$88,901,950	$39,918,360	$39,770,316

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,634,239	2,636,896	3,705,884	3,776,062	1,879,080	1,957,216
Units issued	321,156	260,527	289,406	320,384	455,170	238,722
Units redeemed	(470,149)	(263,184)	(393,437)	(390,562)	(296,690)	(316,858)

Units, end of period	2,485,246	2,634,239	3,601,853	3,705,884	2,037,560	1,879,080

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$186,342	$65,464	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	186,342	65,464	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,226,455	185,939	7,237,541	1,476,283	9,190,684	1,576,300
Net realized gain (loss)	(76,270)	143,918	2,956,909	2,200,174	2,957,616	2,450,446

Realized gains (losses)	1,150,185	329,857	10,194,450	3,676,457	12,148,300	4,026,746

Unrealized appreciation (depreciation) during the period	(1,794,027)	(1,035,029)	(6,196,454)	(430,505)	(7,116,885)	(648,784)

Net increase (decrease) in contract owners’ equity from operations	(457,500)	(639,708)	3,997,996	3,245,952	5,031,415	3,377,962

Changes from principal transactions:
Purchase payments	1,213,862	896,496	1,126,659	1,184,730	4,738,247	4,405,252
Transfers between sub-accounts and the company	3,553,032	1,397,386	741,077	(250,786)	8,140,309	4,035,574
Transfers on general account policy loans	(45,629)	18,483	8,650	(133,206)	(472,496)	(261,679)
Withdrawals	(89,586)	(361,548)	(2,486,696)	(1,093,704)	(1,238,184)	(1,075,807)
Annual contract fee	(542,625)	(413,972)	(2,143,879)	(1,998,866)	(2,377,880)	(1,869,498)

Net increase (decrease) in contract owners’ equity from principal transactions	4,089,054	1,536,845	(2,754,189)	(2,291,832)	8,789,996	5,233,842

Total increase (decrease) in contract owners’ equity	3,631,554	897,137	1,243,807	954,120	13,821,411	8,611,804
Contract owners’ equity at beginning of period	7,659,729	6,762,592	38,598,868	37,644,748	42,433,760	33,821,956

Contract owners’ equity at end of period	$11,291,283	$7,659,729	$39,842,675	$38,598,868	$56,255,171	$42,433,760

	2015	2014	2015	2014	2015	2014
Units, beginning of period	477,111	386,645	768,611	817,615	347,031	301,803
Units issued	349,385	172,807	76,650	66,046	119,728	90,119
Units redeemed	(96,469)	(82,341)	(130,885)	(115,050)	(52,765)	(44,891)

Units, end of period	730,027	477,111	714,376	768,611	413,994	347,031

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$25,339	$28,805	$200,086	$190,090	$—	$12,279
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	25,339	28,805	200,086	190,090	—	12,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,849,701	2,825,406
Net realized gain (loss)	(6,551)	(921)	7,027	(10,586)	2,104,813	2,257,611

Realized gains (losses)	(6,551)	(921)	7,027	(10,586)	6,954,514	5,083,017

Unrealized appreciation (depreciation) during the period	(12,828)	24,441	(178,270)	176,416	(4,112,290)	(2,691,578)

Net increase (decrease) in contract owners’ equity from operations	5,960	52,325	28,843	355,920	2,842,224	2,403,718

Changes from principal transactions:
Purchase payments	13,835	37,542	802,489	770,991	874,786	992,102
Transfers between sub-accounts and the company	(190,040)	402,935	(1,036,897)	1,368,752	(234,305)	616,061
Transfers on general account policy loans	686	289	9,403	(13,274)	8,231	37,679
Withdrawals	(62,455)	(13,780)	(123,832)	(151,167)	(1,702,121)	(1,608,353)
Annual contract fee	(48,528)	(75,017)	(438,738)	(403,985)	(1,452,039)	(1,402,382)

Net increase (decrease) in contract owners’ equity from principal transactions	(286,502)	351,969	(787,575)	1,571,317	(2,505,448)	(1,364,893)

Total increase (decrease) in contract owners’ equity	(280,542)	404,294	(758,732)	1,927,237	336,776	1,038,825
Contract owners’ equity at beginning of period	1,098,146	693,852	7,415,996	5,488,759	27,404,064	26,365,239

Contract owners’ equity at end of period	$817,604	$1,098,146	$6,657,264	$7,415,996	$27,740,840	$27,404,064

	2015	2014	2015	2014	2015	2014
Units, beginning of period	98,445	65,646	664,034	518,925	1,106,120	1,166,905
Units issued	26,252	40,761	96,378	239,782	104,376	165,882
Units redeemed	(51,578)	(7,962)	(166,061)	(94,673)	(205,877)	(226,667)

Units, end of period	73,119	98,445	594,351	664,034	1,004,619	1,106,120

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,357	$16,277	$21,140	$17,748	$379,704	$316,266
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,357	16,277	21,140	17,748	379,704	316,266

Realized gains (losses) on investments:
Capital gain distributions received	3,755,477	2,112,416	171,193	285,644	4,085,731	2,361,804
Net realized gain (loss)	1,600,604	1,437,824	(107,888)	(95,592)	25,515	221,852

Realized gains (losses)	5,356,081	3,550,240	63,305	190,052	4,111,246	2,583,656

Unrealized appreciation (depreciation) during the period	(3,050,282)	(1,846,723)	65,144	(58,251)	(3,114,355)	(589,726)

Net increase (decrease) in contract owners’ equity from operations	2,311,156	1,719,794	149,589	149,549	1,376,595	2,310,196

Changes from principal transactions:
Purchase payments	2,023,842	1,789,466	37,595	15,429	3,556,067	4,156,796
Transfers between sub-accounts and the company	(1,265,017)	1,269,176	(214,136)	191,556	6,512,532	2,433,750
Transfers on general account policy loans	(349,952)	(132,234)	—	—	(112,922)	(48,709)
Withdrawals	(299,447)	(591,537)	(35,728)	(103,186)	(471,379)	(132,538)
Annual contract fee	(938,415)	(843,886)	(44,423)	(36,884)	(1,469,005)	(1,043,980)

Net increase (decrease) in contract owners’ equity from principal transactions	(828,989)	1,490,985	(256,692)	66,915	8,015,293	5,365,319

Total increase (decrease) in contract owners’ equity	1,482,167	3,210,779	(107,103)	216,464	9,391,888	7,675,515
Contract owners’ equity at beginning of period	20,286,816	17,076,037	1,095,514	879,050	23,504,981	15,829,466

Contract owners’ equity at end of period	$21,768,983	$20,286,816	$988,411	$1,095,514	$32,896,869	$23,504,981

	2015	2014	2015	2014	2015	2014
Units, beginning of period	834,006	769,990	62,652	56,419	1,340,340	1,014,374
Units issued	181,576	246,142	159,119	165,007	632,277	449,486
Units redeemed	(212,789)	(182,126)	(168,080)	(158,774)	(190,540)	(123,520)

Units, end of period	802,793	834,006	53,691	62,652	1,782,077	1,340,340

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$332,825	$39,393	$909,756	$168,146	$36,442	$43,934
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	332,825	39,393	909,756	168,146	36,442	43,934

Realized gains (losses) on investments:
Capital gain distributions received	44,570	—	119,033	—	55,329	5,865
Net realized gain (loss)	(51,186)	(28,112)	(203,251)	(31,962)	15,795	31,443

Realized gains (losses)	(6,616)	(28,112)	(84,218)	(31,962)	71,124	37,308

Unrealized appreciation (depreciation) during the period	(651,416)	63,951	(1,576,955)	128,708	(103,454)	28,265

Net increase (decrease) in contract owners’ equity from operations	(325,207)	75,232	(751,417)	264,892	4,112	109,507

Changes from principal transactions:
Purchase payments	409,467	27,803	4,228,837	577,775	94,838	54,769
Transfers between sub-accounts and the company	19,525,066	137,901	45,921,968	1,981,497	(112,307)	8,048
Transfers on general account policy loans	(16,659)	(77,082)	(192,530)	(36,519)	(13)	3,826
Withdrawals	(793,450)	(90,978)	(692,704)	(113,060)	(44,379)	(68,562)
Annual contract fee	(639,046)	(52,921)	(1,849,131)	(203,647)	(183,116)	(120,786)

Net increase (decrease) in contract owners’ equity from principal transactions	18,485,378	(55,277)	47,416,440	2,206,046	(244,977)	(122,705)

Total increase (decrease) in contract owners’ equity	18,160,171	19,955	46,665,023	2,470,938	(240,865)	(13,198)
Contract owners’ equity at beginning of period	1,334,341	1,314,386	6,459,160	3,988,222	1,821,460	1,834,658

Contract owners’ equity at end of period	$19,494,512	$1,334,341	$53,124,183	$6,459,160	$1,580,595	$1,821,460

	2015	2014	2015	2014	2015	2014
Units, beginning of period	65,904	68,770	397,238	260,011	124,068	132,601
Units issued	980,956	18,989	3,492,929	168,247	5,490	7,606
Units redeemed	(87,055)	(21,855)	(634,702)	(31,020)	(21,782)	(16,139)

Units, end of period	959,805	65,904	3,255,465	397,238	107,776	124,068

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,251,421	$3,370,634	$53,043	$62,531	$526,386	$467,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,251,421	3,370,634	53,043	62,531	526,386	467,704

Realized gains (losses) on investments:
Capital gain distributions received	4,643,290	419,244	—	124,675	—	834,321
Net realized gain (loss)	1,034,716	1,782,772	(204,206)	(87,721)	(1,644,622)	(728,340)

Realized gains (losses)	5,678,006	2,202,016	(204,206)	36,954	(1,644,622)	105,981

Unrealized appreciation (depreciation) during the period	(9,166,307)	1,667,344	(370,149)	(205,263)	(4,161,711)	(1,974,817)

Net increase (decrease) in contract owners’ equity from operations	(236,880)	7,239,994	(521,312)	(105,778)	(5,279,947)	(1,401,132)

Changes from principal transactions:
Purchase payments	15,956,396	19,179,849	63,253	111,950	3,209,221	3,287,268
Transfers between sub-accounts and the company	(3,362,635)	4,352,552	172,172	(461,557)	3,192,383	641,526
Transfers on general account policy loans	(686,549)	2,989,176	4,279	14,781	(150,807)	(163,714)
Withdrawals	(4,844,584)	(1,742,229)	(247,392)	(85,590)	(365,743)	(174,379)
Annual contract fee	(8,528,912)	(8,071,278)	(102,702)	(121,959)	(1,095,134)	(1,074,594)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,466,284)	16,708,070	(110,390)	(542,375)	4,789,920	2,516,107

Total increase (decrease) in contract owners’ equity	(1,703,164)	23,948,064	(631,702)	(648,153)	(490,027)	1,114,975
Contract owners’ equity at beginning of period	137,715,074	113,767,010	2,786,414	3,434,567	23,237,147	22,122,172

Contract owners’ equity at end of period	$136,011,910	$137,715,074	$2,154,712	$2,786,414	$22,747,120	$23,237,147

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,346,456	8,195,796	197,537	230,094	2,051,850	1,848,613
Units issued	914,014	1,984,040	36,915	33,735	968,452	587,015
Units redeemed	(1,024,295)	(833,380)	(45,690)	(66,292)	(539,017)	(383,778)

Units, end of period	9,236,175	9,346,456	188,762	197,537	2,481,285	2,051,850

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series NAV		Financial Industries Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$798,875	$833,083	$1,290,654	$1,243,656	$27,117	$16,840
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	798,875	833,083	1,290,654	1,243,656	27,117	16,840

Realized gains (losses) on investments:
Capital gain distributions received	3,726,417	3,930,791	5,820,976	5,614,392	845,009	—
Net realized gain (loss)	2,094,930	962,520	2,848,371	2,561,506	55,425	35,367

Realized gains (losses)	5,821,347	4,893,311	8,669,347	8,175,898	900,434	35,367

Unrealized appreciation (depreciation) during the period	(9,533,145)	(2,408,611)	(14,343,521)	(4,692,964)	(1,000,590)	144,622

Net increase (decrease) in contract owners’ equity from operations	(2,912,923)	3,317,783	(4,383,520)	4,726,590	(73,039)	196,829

Changes from principal transactions:
Purchase payments	1,459,539	1,499,423	5,682,807	5,973,382	47,817	84,921
Transfers between sub-accounts and the company	(1,383,254)	(833,202)	(4,035,461)	202,974	85,707	438,285
Transfers on general account policy loans	(37,709)	9,159	(683,317)	(454,234)	3,536	(1,403)
Withdrawals	(2,067,226)	(2,273,467)	(1,030,885)	(1,584,327)	(138,811)	(55,724)
Annual contract fee	(2,298,102)	(2,373,633)	(2,592,292)	(2,550,694)	(85,105)	(73,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,326,752)	(3,971,720)	(2,659,148)	1,587,101	(86,856)	392,214

Total increase (decrease) in contract owners’ equity	(7,239,675)	(653,937)	(7,042,668)	6,313,691	(159,895)	589,043
Contract owners’ equity at beginning of period	45,429,302	46,083,239	67,615,913	61,302,222	2,807,093	2,218,050

Contract owners’ equity at end of period	$38,189,627	$45,429,302	$60,573,245	$67,615,913	$2,647,198	$2,807,093

	2015	2014	2015	2014	2015	2014
Units, beginning of period	989,889	1,079,152	1,474,866	1,438,076	118,692	101,898
Units issued	19,749	19,581	218,911	228,900	5,543	22,363
Units redeemed	(117,284)	(108,844)	(278,223)	(192,110)	(9,262)	(5,569)

Units, end of period	892,354	989,889	1,415,554	1,474,866	114,973	118,692

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$84,277	$44,936	$10,867	$12,700	$1,319,918	$1,278,471
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,277	44,936	10,867	12,700	1,319,918	1,278,471

Realized gains (losses) on investments:
Capital gain distributions received	2,498,794	—	—	—	—	—
Net realized gain (loss)	108,001	220,159	7,233	28,160	411,841	788,637

Realized gains (losses)	2,606,795	220,159	7,233	28,160	411,841	788,637

Unrealized appreciation (depreciation) during the period	(2,942,339)	231,070	(41,081)	(28,843)	(4,405,532)	(1,200,985)

Net increase (decrease) in contract owners’ equity from operations	(251,267)	496,165	(22,981)	12,017	(2,673,773)	866,123

Changes from principal transactions:
Purchase payments	569,007	527,894	6,755	4,076	4,207,560	3,659,276
Transfers between sub-accounts and the company	1,879,015	987,507	534	27,920	5,558,552	9,076,309
Transfers on general account policy loans	(150,889)	(87,072)	—	—	(107,653)	(68,611)
Withdrawals	(273,741)	(160,956)	123	(25,027)	(366,809)	(270,077)
Annual contract fee	(332,542)	(302,751)	(13,319)	(12,165)	(2,106,168)	(1,594,623)

Net increase (decrease) in contract owners’ equity from principal transactions	1,690,850	964,622	(5,907)	(5,196)	7,185,482	10,802,274

Total increase (decrease) in contract owners’ equity	1,439,583	1,460,787	(28,888)	6,821	4,511,709	11,668,397
Contract owners’ equity at beginning of period	6,196,372	4,735,585	399,504	392,683	39,698,400	28,030,003

Contract owners’ equity at end of period	$7,635,955	$6,196,372	$370,616	$399,504	$44,210,109	$39,698,400

	2015	2014	2015	2014	2015	2014
Units, beginning of period	217,693	180,754	27,532	27,876	2,728,857	1,985,708
Units issued	116,525	61,397	1,074	3,534	631,698	928,425
Units redeemed	(58,827)	(24,458)	(1,492)	(3,878)	(135,923)	(185,276)

Units, end of period	275,391	217,693	27,114	27,532	3,224,632	2,728,857

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$3,535	$—	$52,401	$380,095	$209,238
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	3,535	—	52,401	380,095	209,238

Realized gains (losses) on investments:
Capital gain distributions received	45,822	—	603,167	—	—	—
Net realized gain (loss)	95,787	356,496	776,764	898,753	488,283	372,776

Realized gains (losses)	141,609	356,496	1,379,931	898,753	488,283	372,776

Unrealized appreciation (depreciation) during the period	(112,332)	(267,603)	(847,422)	123,164	(1,249,037)	193,541

Net increase (decrease) in contract owners’ equity from operations	29,277	92,428	532,509	1,074,318	(380,659)	775,555

Changes from principal transactions:
Purchase payments	20,970	19,023	741,817	798,243	1,297,099	411,039
Transfers between sub-accounts and the company	105,500	(840,249)	807,814	(1,098,849)	59,219	33,551,739
Transfers on general account policy loans	(195)	8,264	(75,738)	(106,535)	(56,320)	(65,726)
Withdrawals	(834)	(26,591)	(317,922)	(383,175)	(2,083,063)	(602,464)
Annual contract fee	(39,304)	(51,569)	(684,156)	(648,811)	(2,170,415)	(566,126)

Net increase (decrease) in contract owners’ equity from principal transactions	86,137	(891,122)	471,815	(1,439,127)	(2,953,480)	32,728,462

Total increase (decrease) in contract owners’ equity	115,414	(798,694)	1,004,324	(364,809)	(3,334,139)	33,504,017
Contract owners’ equity at beginning of period	895,762	1,694,456	12,145,073	12,509,882	39,537,835	6,033,818

Contract owners’ equity at end of period	$1,011,176	$895,762	$13,149,397	$12,145,073	$36,203,696	$39,537,835

	2015	2014	2015	2014	2015	2014
Units, beginning of period	24,558	50,985	560,773	634,270	1,394,135	235,331
Units issued	11,358	3,439	106,902	73,628	35,395	1,238,799
Units redeemed	(9,263)	(29,866)	(84,373)	(147,125)	(138,630)	(79,995)

Units, end of period	26,653	24,558	583,302	560,773	1,290,900	1,394,135

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series I		Fundamental Value Trust Series NAV
	2015	2014	2015	2014 (b)	2015	2014 (b)
Income:
Dividend distributions received	$409,363	$205,822	$—	$547,688	$—	$220,648
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	409,363	205,822	—	547,688	—	220,648

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	7,675,158	—	3,009,845
Net realized gain (loss)	944,900	626,451	—	9,616,529	—	1,874,769

Realized gains (losses)	944,900	626,451	—	17,291,687	—	4,884,614

Unrealized appreciation (depreciation) during the period	(1,720,425)	886,595	—	(15,550,163)	—	(4,193,298)

Net increase (decrease) in contract owners’ equity from operations	(366,162)	1,718,868	—	2,289,212	—	911,964

Changes from principal transactions:
Purchase payments	3,746,125	2,539,701	—	1,173,954	—	844,818
Transfers between sub-accounts and the company	2,856,109	16,130,512	—	(35,046,674)	—	(13,989,253)
Transfers on general account policy loans	(356,965)	(153,814)	—	(63,375)	—	(90,519)
Withdrawals	(770,578)	(594,142)	—	(990,035)	—	(256,071)
Annual contract fee	(1,614,266)	(968,659)	—	(1,719,617)	—	(429,156)

Net increase (decrease) in contract owners’ equity from principal transactions	3,860,425	16,953,598	—	(36,645,747)	—	(13,920,181)

Total increase (decrease) in contract owners’ equity	3,494,263	18,672,466	—	(34,356,535)	—	(13,008,217)
Contract owners’ equity at beginning of period	33,775,779	15,103,313	—	34,356,535	—	13,008,217

Contract owners’ equity at end of period	$37,270,042	$33,775,779	$—	$—	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,691,803	837,185	—	1,409,617	—	745,435
Units issued	476,698	1,042,319	—	10,903	—	123,451
Units redeemed	(281,649)	(187,701)	—	(1,420,520)	—	(868,886)

Units, end of period	1,886,852	1,691,803	—	—	—	—

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$139,318	$59,130	$630,566	$233,519	$231,091	$252,374
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	139,318	59,130	630,566	233,519	231,091	252,374

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Realized gains (losses)	(7,854)	94,452	(228,673)	122,910	103,094	87,609

Unrealized appreciation (depreciation) during the period	(332,448)	1,183	(1,244,037)	232,347	(1,108,990)	(561,998)

Net increase (decrease) in contract owners’ equity from operations	(200,984)	154,765	(842,144)	588,776	(774,805)	(222,015)

Changes from principal transactions:
Purchase payments	211,813	238,509	3,067,431	3,362,157	474,835	266,175
Transfers between sub-accounts and the company	(99,265)	(264,388)	(380,785)	(1,415,897)	(525,557)	6,631,617
Transfers on general account policy loans	(1,046)	8,680	(376,370)	(371,243)	(111,544)	82,201
Withdrawals	(447,748)	(398,435)	(497,861)	(464,233)	(692,773)	(180,631)
Annual contract fee	(254,587)	(283,897)	(1,108,159)	(1,127,720)	(704,548)	(525,644)

Net increase (decrease) in contract owners’ equity from principal transactions	(590,833)	(699,531)	704,256	(16,936)	(1,559,587)	6,273,718

Total increase (decrease) in contract owners’ equity	(791,817)	(544,766)	(137,888)	571,840	(2,334,392)	6,051,703
Contract owners’ equity at beginning of period	6,057,693	6,602,459	23,227,393	22,655,553	13,193,154	7,141,451

Contract owners’ equity at end of period	$5,265,876	$6,057,693	$23,089,505	$23,227,393	$10,858,762	$13,193,154

	2015	2014	2015	2014	2015	2014
Units, beginning of period	197,307	219,957	753,993	753,201	413,385	217,924
Units issued	9,209	12,625	190,675	138,638	12,308	228,132
Units redeemed	(28,782)	(35,275)	(167,931)	(137,846)	(62,109)	(32,671)

Units, end of period	177,734	197,307	776,737	753,993	363,584	413,385

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$558,851	$585,288	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	558,851	585,288	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,860,776	1,485,133	6,005,699	3,185,351
Net realized gain (loss)	272,661	517,450	2,292,060	1,913,684	2,754,869	1,976,805

Realized gains (losses)	272,661	517,450	5,152,836	3,398,817	8,760,568	5,162,156

Unrealized appreciation (depreciation) during the period	(2,538,370)	(1,483,151)	(3,475,931)	(76,848)	(4,953,078)	1,523,164

Net increase (decrease) in contract owners’ equity from operations	(1,706,858)	(380,413)	1,676,905	3,321,969	3,807,490	6,685,320

Changes from principal transactions:
Purchase payments	3,235,721	967,444	261,109	253,914	3,526,362	2,831,104
Transfers between sub-accounts and the company	(3,425,633)	24,808,964	(2,879,526)	1,025,820	4,312,607	2,546,169
Transfers on general account policy loans	(303,412)	(68,316)	80,473	(166,025)	(485,840)	(219,401)
Withdrawals	(394,544)	(170,147)	(780,703)	(404,912)	(821,880)	(503,049)
Annual contract fee	(1,324,904)	(465,197)	(481,723)	(367,689)	(1,728,630)	(1,174,122)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,212,772)	25,072,748	(3,800,370)	341,108	4,802,619	3,480,701

Total increase (decrease) in contract owners’ equity	(3,919,630)	24,692,335	(2,123,465)	3,663,077	8,610,109	10,166,021
Contract owners’ equity at beginning of period	29,822,462	5,130,127	14,818,723	11,155,646	29,900,078	19,734,057

Contract owners’ equity at end of period	$25,902,832	$29,822,462	$12,695,258	$14,818,723	$38,510,187	$29,900,078

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,727,883	289,774	214,618	212,988	555,648	483,536
Units issued	328,762	1,540,180	45,976	72,828	206,685	178,023
Units redeemed	(454,358)	(102,071)	(97,441)	(71,198)	(127,647)	(105,911)

Units, end of period	1,602,287	1,727,883	163,153	214,618	634,686	555,648

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$975,360	$996,444	$1,949,098	$1,726,481	$443,171	$511,933
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	975,360	996,444	1,949,098	1,726,481	443,171	511,933

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Realized gains (losses)	(69,754)	(588,074)	(488,802)	58,278	(601,051)	(418,055)

Unrealized appreciation (depreciation) during the period	(1,960,830)	(366,681)	(3,604,113)	(1,782,265)	(776,858)	(1,007,932)

Net increase (decrease) in contract owners’ equity from operations	(1,055,224)	41,689	(2,143,817)	2,494	(934,738)	(914,054)

Changes from principal transactions:
Purchase payments	612,218	455,498	2,460,115	2,367,011	607,340	590,094
Transfers between sub-accounts and the company	(623,577)	(26,653)	(409,207)	2,151,741	2,557,922	179,747
Transfers on general account policy loans	14,726	(15,629)	(235,246)	(196,884)	31,402	25,934
Withdrawals	(540,689)	(638,109)	(249,283)	(531,942)	(509,622)	(702,702)
Annual contract fee	(689,035)	(775,947)	(1,213,962)	(1,183,059)	(958,139)	(762,726)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,226,357)	(1,000,840)	352,417	2,606,867	1,728,903	(669,653)

Total increase (decrease) in contract owners’ equity	(2,281,581)	(959,151)	(1,791,400)	2,609,361	794,165	(1,583,707)
Contract owners’ equity at beginning of period	14,092,792	15,051,943	26,043,586	23,434,225	13,074,926	14,658,633

Contract owners’ equity at end of period	$11,811,211	$14,092,792	$24,252,186	$26,043,586	$13,869,091	$13,074,926

	2015	2014	2015	2014	2015	2014
Units, beginning of period	440,229	470,728	1,232,423	1,108,931	598,981	626,571
Units issued	21,327	18,781	315,980	345,751	135,250	32,466
Units redeemed	(59,124)	(49,280)	(295,813)	(222,259)	(62,215)	(60,056)

Units, end of period	402,432	440,229	1,252,590	1,232,423	672,016	598,981

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series NAV		International Equity Index Trust B Series I		International Equity Index Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$502,599	$411,977	$298,167	$406,030	$1,146,653	$1,232,888
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	502,599	411,977	298,167	406,030	1,146,653	1,232,888

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	306,789	493,181	116,667	229,982	434,665	855,294

Realized gains (losses)	306,789	493,181	116,667	229,982	434,665	855,294

Unrealized appreciation (depreciation) during the period	(1,977,456)	(1,725,638)	(1,108,383)	(1,226,984)	(4,378,528)	(3,845,111)

Net increase (decrease) in contract owners’ equity from operations	(1,168,068)	(820,480)	(693,549)	(590,972)	(2,797,210)	(1,756,929)

Changes from principal transactions:
Purchase payments	1,203,594	1,173,587	491,712	454,632	5,397,024	4,772,166
Transfers between sub-accounts and the company	5,931,394	1,981,602	286,792	(520,274)	5,219,885	3,210,437
Transfers on general account policy loans	(381,235)	(234,657)	49,461	(37,472)	(500,950)	(168,581)
Withdrawals	(110,459)	(171,201)	(605,365)	(261,204)	(627,273)	(830,701)
Annual contract fee	(625,189)	(449,841)	(569,432)	(591,127)	(1,752,117)	(1,618,820)

Net increase (decrease) in contract owners’ equity from principal transactions	6,018,105	2,299,490	(346,832)	(955,445)	7,736,569	5,364,501

Total increase (decrease) in contract owners’ equity	4,850,037	1,479,010	(1,040,381)	(1,546,417)	4,939,359	3,607,572
Contract owners’ equity at beginning of period	10,739,370	9,260,360	12,519,772	14,066,189	39,290,275	35,682,703

Contract owners’ equity at end of period	$15,589,407	$10,739,370	$11,479,391	$12,519,772	$44,229,634	$39,290,275

	2015	2014	2015	2014	2015	2014
Units, beginning of period	668,515	537,522	1,080,790	1,158,258	865,114	749,769
Units issued	549,848	258,529	66,915	46,935	262,043	204,808
Units redeemed	(193,407)	(127,536)	(94,425)	(124,403)	(93,278)	(89,463)

Units, end of period	1,024,956	668,515	1,053,280	1,080,790	1,033,879	865,114

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$29,537	$38,249	$178,380	$155,294	$108,497	$90,018
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,537	38,249	178,380	155,294	108,497	90,018

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2	—
Net realized gain (loss)	76,136	137,630	139,813	247,099	530,579	1,102,341

Realized gains (losses)	76,136	137,630	139,813	247,099	530,581	1,102,341

Unrealized appreciation (depreciation) during the period	(132,967)	(159,262)	(621,158)	(401,163)	(276,123)	(1,622,634)

Net increase (decrease) in contract owners’ equity from operations	(27,294)	16,617	(302,965)	1,230	362,955	(430,275)

Changes from principal transactions:
Purchase payments	94,696	75,619	925,583	895,601	222,265	249,582
Transfers between sub-accounts and the company	(84,628)	(386,724)	1,759,177	396,177	(215,226)	(1,328,194)
Transfers on general account policy loans	(36,636)	19,988	(38,797)	114,605	(56,242)	15,056
Withdrawals	(98,985)	(119,314)	(100,194)	(246,212)	(156,443)	(152,845)
Annual contract fee	(95,781)	(66,721)	(434,314)	(382,081)	(304,077)	(312,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(221,334)	(477,152)	2,111,455	778,090	(509,723)	(1,528,639)

Total increase (decrease) in contract owners’ equity	(248,628)	(460,535)	1,808,490	779,320	(146,768)	(1,958,914)
Contract owners’ equity at beginning of period	1,892,205	2,352,740	8,152,714	7,373,394	6,043,033	8,001,947

Contract owners’ equity at end of period	$1,643,577	$1,892,205	$9,961,204	$8,152,714	$5,896,265	$6,043,033

	2015	2014	2015	2014	2015	2014
Units, beginning of period	152,343	189,797	655,754	594,174	426,622	525,949
Units issued	14,033	17,274	232,211	175,308	114,503	133,382
Units redeemed	(30,977)	(54,728)	(68,426)	(113,728)	(150,429)	(232,709)

Units, end of period	135,399	152,343	819,539	655,754	390,696	426,622

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$331,850	$191,931	$244,634	$473,210	$409,152	$690,371
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	331,850	191,931	244,634	473,210	409,152	690,371

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Realized gains (losses)	462,083	454,589	(671,295)	(460,835)	231,219	872,061

Unrealized appreciation (depreciation) during the period	141,353	(1,657,102)	(489,124)	(2,136,674)	(2,395,603)	(4,593,942)

Net increase (decrease) in contract owners’ equity from operations	935,286	(1,010,582)	(915,785)	(2,124,299)	(1,755,232)	(3,031,510)

Changes from principal transactions:
Purchase payments	2,499,238	2,236,538	477,548	577,299	1,781,370	1,825,490
Transfers between sub-accounts and the company	4,686,296	1,507,039	(987,899)	456,837	(811,500)	4,407,570
Transfers on general account policy loans	(183,267)	(126,202)	(60,806)	(62,155)	(399,163)	(95,512)
Withdrawals	(214,404)	(331,927)	(975,769)	(728,108)	(367,384)	(663,133)
Annual contract fee	(773,704)	(624,953)	(657,453)	(916,228)	(1,006,133)	(1,037,535)

Net increase (decrease) in contract owners’ equity from principal transactions	6,014,159	2,660,495	(2,204,379)	(672,355)	(802,810)	4,436,880

Total increase (decrease) in contract owners’ equity	6,949,445	1,649,913	(3,120,164)	(2,796,654)	(2,558,042)	1,405,370
Contract owners’ equity at beginning of period	12,456,889	10,806,976	14,924,466	17,721,120	21,595,286	20,189,916

Contract owners’ equity at end of period	$19,406,334	$12,456,889	$11,804,302	$14,924,466	$19,037,244	$21,595,286

	2015	2014	2015	2014	2015	2014
Units, beginning of period	877,938	709,460	623,344	647,557	1,398,608	1,144,431
Units issued	568,772	376,852	22,387	54,106	346,456	464,041
Units redeemed	(164,593)	(208,374)	(110,899)	(78,319)	(409,028)	(209,864)

Units, end of period	1,282,117	877,938	534,832	623,344	1,336,036	1,398,608

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$211,436	$370,834	$195,469	$252,021	$301,714	$474,129
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	211,436	370,834	195,469	252,021	301,714	474,129

Realized gains (losses) on investments:
Capital gain distributions received	488,612	28,366	432,775	18,425	—	—
Net realized gain (loss)	158,743	59,830	(61,957)	11,955	959,798	1,740,263

Realized gains (losses)	647,355	88,196	370,818	30,380	959,798	1,740,263

Unrealized appreciation (depreciation) during the period	(949,315)	214,333	(653,775)	115,025	(2,146,286)	(1,951,240)

Net increase (decrease) in contract owners’ equity from operations	(90,524)	673,363	(87,488)	397,426	(884,774)	263,152

Changes from principal transactions:
Purchase payments	472,165	457,394	1,332,486	1,140,146	716,400	652,218
Transfers between sub-accounts and the company	(113,244)	154,355	1,884,108	450,970	(353,855)	(5,315,561)
Transfers on general account policy loans	(24,703)	(259,304)	(250,476)	(28,211)	328,758	(296,731)
Withdrawals	(754,994)	(551,203)	(206,397)	(97,013)	(1,330,166)	(1,168,137)
Annual contract fee	(932,040)	(955,208)	(503,497)	(407,750)	(669,424)	(819,003)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,352,816)	(1,153,966)	2,256,224	1,058,142	(1,308,287)	(6,947,214)

Total increase (decrease) in contract owners’ equity	(1,443,340)	(480,603)	2,168,736	1,455,568	(2,193,061)	(6,684,062)
Contract owners’ equity at beginning of period	12,237,640	12,718,243	8,529,308	7,073,740	16,492,389	23,176,451

Contract owners’ equity at end of period	$10,794,300	$12,237,640	$10,698,044	$8,529,308	$14,299,328	$16,492,389

	2015	2014	2015	2014	2015	2014
Units, beginning of period	361,408	396,154	533,765	467,207	529,366	754,313
Units issued	11,351	17,319	271,105	167,019	17,047	13,918
Units redeemed	(51,345)	(52,065)	(130,793)	(100,461)	(58,938)	(238,865)

Units, end of period	321,414	361,408	674,077	533,765	487,475	529,366

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV		Lifestyle Balanced MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$3,574,431	$5,098,819	$16,799	$11,893	$1,481,934	$1,860,965
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,574,431	5,098,819	16,799	11,893	1,481,934	1,860,965

Realized gains (losses) on investments:
Capital gain distributions received	—	—	900	13,969	4,446,014	—
Net realized gain (loss)	4,245,982	4,886,806	(1,045)	776	184,802	52,111

Realized gains (losses)	4,245,982	4,886,806	(145)	14,745	4,630,816	52,111

Unrealized appreciation (depreciation) during the period	(18,098,903)	(7,282,531)	(31,132)	(15,766)	(7,421,086)	840,529

Net increase (decrease) in contract owners’ equity from operations	(10,278,490)	2,703,094	(14,478)	10,872	(1,308,336)	2,753,605

Changes from principal transactions:
Purchase payments	18,019,468	19,199,626	60,013	100,950	1,588,712	1,914,656
Transfers between sub-accounts and the company	(2,255,510)	835,498	372,278	428,586	(99,622)	896,077
Transfers on general account policy loans	(976,970)	(1,216,580)	—	—	(184,403)	(196,907)
Withdrawals	(4,931,473)	(3,979,898)	(907)	2,073	(3,777,823)	(3,731,444)
Annual contract fee	(9,471,119)	(8,978,760)	(86,806)	(19,114)	(2,692,734)	(2,850,827)

Net increase (decrease) in contract owners’ equity from principal transactions	384,396	5,859,886	344,578	512,495	(5,165,870)	(3,968,445)

Total increase (decrease) in contract owners’ equity	(9,894,094)	8,562,980	330,100	523,367	(6,474,206)	(1,214,840)
Contract owners’ equity at beginning of period	175,655,854	167,092,874	523,367	—	64,960,646	66,175,486

Contract owners’ equity at end of period	$165,761,760	$175,655,854	$853,467	$523,367	$58,486,440	$64,960,646

	2015	2014	2015	2014	2015	2014
Units, beginning of period	9,405,923	9,085,360	48,480	—	1,837,744	1,952,403
Units issued	894,308	1,141,307	41,397	50,439	24,661	75,294
Units redeemed	(878,567)	(820,744)	(9,611)	(1,959)	(169,745)	(189,953)

Units, end of period	9,421,664	9,405,923	80,266	48,480	1,692,660	1,837,744

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV		Lifestyle Conservative MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$9,785,380	$11,240,338	$661,544	$280,025	$101,599	$117,568
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,785,380	11,240,338	661,544	280,025	101,599	117,568

Realized gains (losses) on investments:
Capital gain distributions received	27,541,990	—	339,514	60,566	213,886	249,475
Net realized gain (loss)	6,045,648	3,562,646	(11,832)	3,826	(66,706)	(38,870)

Realized gains (losses)	33,587,638	3,562,646	327,682	64,392	147,180	210,605

Unrealized appreciation (depreciation) during the period	(51,711,068)	547,041	(1,171,375)	(232,531)	(242,139)	(97,723)

Net increase (decrease) in contract owners’ equity from operations	(8,338,050)	15,350,025	(182,149)	111,886	6,640	230,450

Changes from principal transactions:
Purchase payments	39,232,903	39,785,761	3,594,246	822,775	119,067	156,393
Transfers between sub-accounts and the company	(3,222,996)	13,526,729	14,781,372	9,736,431	326,764	(302,748)
Transfers on general account policy loans	4,431,079	(2,308,654)	(173,713)	—	(50,208)	1,466
Withdrawals	(14,652,457)	(7,529,126)	(42,744)	(263)	(440,767)	(549,192)
Annual contract fee	(24,651,162)	(23,581,071)	(1,998,965)	(367,596)	(313,701)	(378,862)

Net increase (decrease) in contract owners’ equity from principal transactions	1,137,367	19,893,639	16,160,196	10,191,347	(358,845)	(1,072,943)

Total increase (decrease) in contract owners’ equity	(7,200,683)	35,243,664	15,978,047	10,303,233	(352,205)	(842,493)
Contract owners’ equity at beginning of period	386,293,903	351,050,239	10,303,233	—	4,176,785	5,019,278

Contract owners’ equity at end of period	$379,093,220	$386,293,903	$26,281,280	$10,303,233	$3,824,580	$4,176,785

	2015	2014	2015	2014	2015	2014
Units, beginning of period	21,987,612	20,832,197	961,275	—	119,080	150,284
Units issued	1,985,190	2,301,212	1,556,021	974,808	11,730	13,756
Units redeemed	(1,909,833)	(1,145,797)	(67,757)	(13,533)	(21,824)	(44,960)

Units, end of period	22,062,969	21,987,612	2,449,539	961,275	108,986	119,080

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV		Lifestyle Growth MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$876,469	$958,883	$17,267	$5,672	$1,742,480	$2,477,158
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	876,469	958,883	17,267	5,672	1,742,480	2,477,158

Realized gains (losses) on investments:
Capital gain distributions received	1,895,177	1,805,610	12,149	903	—	—
Net realized gain (loss)	(490,297)	15,925	(17,088)	45	43,775	604,184

Realized gains (losses)	1,404,880	1,821,535	(4,939)	948	43,775	604,184

Unrealized appreciation (depreciation) during the period	(2,212,082)	(1,267,153)	(21,617)	(4,353)	(5,442,711)	(1,009,107)

Net increase (decrease) in contract owners’ equity from operations	69,267	1,513,265	(9,289)	2,267	(3,656,456)	2,072,235

Changes from principal transactions:
Purchase payments	3,332,630	4,008,435	81,790	9,565	3,492,591	3,638,431
Transfers between sub-accounts and the company	(869,811)	2,051,431	414,191	188,980	(905,398)	(5,120,557)
Transfers on general account policy loans	(56,529)	(395,509)	(264)	—	(236,686)	(887,877)
Withdrawals	(1,377,360)	(501,697)	24	2	(7,126,155)	(5,107,259)
Annual contract fee	(2,196,212)	(2,085,021)	(59,497)	(9,969)	(3,732,253)	(3,867,370)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,167,282)	3,077,639	436,244	188,578	(8,507,901)	(11,344,632)

Total increase (decrease) in contract owners’ equity	(1,098,015)	4,590,904	426,955	190,845	(12,164,357)	(9,272,397)
Contract owners’ equity at beginning of period	33,613,861	29,022,957	190,845	—	87,346,451	96,618,848

Contract owners’ equity at end of period	$32,515,846	$33,613,861	$617,800	$190,845	$75,182,094	$87,346,451

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,049,384	1,857,470	18,028	—	2,599,268	2,937,305
Units issued	336,141	425,039	105,177	18,470	64,387	101,170
Units redeemed	(406,677)	(233,125)	(64,977)	(442)	(320,127)	(439,207)

Units, end of period	1,978,848	2,049,384	58,228	18,028	2,343,528	2,599,268

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$12,687,426	$15,823,513	$685,439	$305,218	$351,788	$443,281
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,687,426	15,823,513	685,439	305,218	351,788	443,281

Realized gains (losses) on investments:
Capital gain distributions received	1	—	415,908	60,177	1,189,744	812,142
Net realized gain (loss)	7,403,755	4,652,647	4,588	3,610	299,545	841,209

Realized gains (losses)	7,403,756	4,652,647	420,496	63,787	1,489,289	1,653,351

Unrealized appreciation (depreciation) during the period	(45,475,242)	(8,746,059)	(1,392,102)	(192,378)	(1,936,464)	(1,265,991)

Net increase (decrease) in contract owners’ equity from operations	(25,384,060)	11,730,101	(286,167)	176,627	(95,387)	830,641

Changes from principal transactions:
Purchase payments	67,671,161	66,537,278	3,588,227	659,436	251,733	340,437
Transfers between sub-accounts and the company	(591,994)	16,437,696	16,686,651	11,395,323	(421,448)	(1,548,377)
Transfers on general account policy loans	(3,224,748)	(3,614,784)	(57,510)	763	34,999	(175,411)
Withdrawals	(15,773,558)	(15,060,851)	(62,204)	1,144	(1,035,731)	(891,007)
Annual contract fee	(36,782,792)	(34,923,606)	(2,253,981)	(425,299)	(598,832)	(659,228)

Net increase (decrease) in contract owners’ equity from principal transactions	11,298,069	29,375,733	17,901,183	11,631,367	(1,769,279)	(2,933,586)

Total increase (decrease) in contract owners’ equity	(14,085,991)	41,105,834	17,615,016	11,807,994	(1,864,666)	(2,102,945)
Contract owners’ equity at beginning of period	551,017,684	509,911,850	11,807,994	—	15,383,814	17,486,759

Contract owners’ equity at end of period	$536,931,693	$551,017,684	$29,423,010	$11,807,994	$13,519,148	$15,383,814

	2015	2014	2015	2014	2015	2014
Units, beginning of period	30,578,139	28,942,264	1,092,740	—	428,437	511,067
Units issued	2,833,383	3,284,101	1,697,684	1,110,464	8,238	17,481
Units redeemed	(2,195,427)	(1,648,226)	(67,630)	(17,724)	(56,713)	(100,111)

Units, end of period	31,216,095	30,578,139	2,722,794	1,092,740	379,962	428,437

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,153,238	$2,344,608	$187,095	$80,686	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,153,238	2,344,608	187,095	80,686	—	—

Realized gains (losses) on investments:
Capital gain distributions received	7,049,872	3,647,721	89,639	21,312	1,354,802	1,047,489
Net realized gain (loss)	812,049	1,263,827	(6,981)	(80)	108,053	450,567

Realized gains (losses)	7,861,921	4,911,548	82,658	21,232	1,462,855	1,498,056

Unrealized appreciation (depreciation) during the period	(10,752,718)	(3,582,352)	(303,546)	(64,274)	(2,318,585)	(330,029)

Net increase (decrease) in contract owners’ equity from operations	(737,559)	3,673,804	(33,793)	37,644	(855,730)	1,168,027

Changes from principal transactions:
Purchase payments	9,398,678	8,707,027	810,206	237,058	1,328,524	1,108,612
Transfers between sub-accounts and the company	672,540	4,482,501	4,094,287	2,664,076	1,290,020	214,350
Transfers on general account policy loans	(453,925)	(262,449)	74	—	(78,885)	(88,744)
Withdrawals	(2,574,809)	(2,266,141)	(22,523)	(253)	(77,040)	(420,001)
Annual contract fee	(5,309,339)	(4,809,718)	(525,564)	(92,697)	(493,789)	(441,684)

Net increase (decrease) in contract owners’ equity from principal transactions	1,733,145	5,851,220	4,356,480	2,808,184	1,968,830	372,533

Total increase (decrease) in contract owners’ equity	995,586	9,525,024	4,322,687	2,845,828	1,113,100	1,540,560
Contract owners’ equity at beginning of period	80,144,122	70,619,098	2,873,633	27,805	10,872,872	9,332,312

Contract owners’ equity at end of period	$81,139,708	$80,144,122	$7,196,320	$2,873,633	$11,985,972	$10,872,872

	2015	2014	2015	2014	2015	2014
Units, beginning of period	4,638,720	4,291,353	269,125	2,757	127,810	123,324
Units issued	560,063	872,958	428,419	274,614	35,371	29,007
Units redeemed	(461,496)	(525,591)	(24,551)	(8,246)	(12,362)	(24,521)

Units, end of period	4,737,287	4,638,720	672,993	269,125	150,819	127,810

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M International Equity (c)		M Large Cap Growth (c)		M Large Cap Value (c)
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$227,038	$262,268	$3,668	$4,978	$137,621	$106,320
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	227,038	262,268	3,668	4,978	137,621	106,320

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,208,741	1,525,502	892,911	994,742
Net realized gain (loss)	251,773	252,402	928,486	585,832	462,640	400,289

Realized gains (losses)	251,773	252,402	3,137,227	2,111,334	1,355,551	1,395,031

Unrealized appreciation (depreciation) during the period	(1,041,397)	(1,347,443)	(2,144,520)	(963,028)	(1,572,791)	(712,939)

Net increase (decrease) in contract owners’ equity from operations	(562,586)	(832,773)	996,375	1,153,284	(79,619)	788,412

Changes from principal transactions:
Purchase payments	1,415,202	1,341,060	1,354,399	1,274,006	1,139,012	967,412
Transfers between sub-accounts and the company	1,983,126	507,478	(933,116)	310,784	189,507	833,369
Transfers on general account policy loans	(25,036)	(50,958)	(86,543)	(128,128)	(123,958)	(97,203)
Withdrawals	(209,535)	(282,253)	(152,126)	(332,772)	(91,594)	(340,155)
Annual contract fee	(475,057)	(432,359)	(552,679)	(475,685)	(455,990)	(411,430)

Net increase (decrease) in contract owners’ equity from principal transactions	2,688,700	1,082,968	(370,065)	648,205	656,977	951,993

Total increase (decrease) in contract owners’ equity	2,126,114	250,195	626,310	1,801,489	577,358	1,740,405
Contract owners’ equity at beginning of period	10,846,758	10,596,563	12,528,015	10,726,526	9,438,622	7,698,217

Contract owners’ equity at end of period	$12,972,872	$10,846,758	$13,154,325	$12,528,015	$10,015,980	$9,438,622

	2015	2014	2015	2014	2015	2014
Units, beginning of period	328,221	298,021	249,520	235,457	395,748	354,028
Units issued	165,833	82,620	50,142	46,606	114,012	96,246
Units redeemed	(85,389)	(52,420)	(56,408)	(32,543)	(87,026)	(54,526)

Units, end of period	408,665	328,221	243,254	249,520	422,734	395,748

(c)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$142,810	$141,282	$356,497	$296,331	$—	$21,995
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	142,810	141,282	356,497	296,331	—	21,995

Realized gains (losses) on investments:
Capital gain distributions received	1,098,587	868,039	2,683,794	1,606,714	4,274,577	3,930,939
Net realized gain (loss)	1,101,328	957,973	1,360,727	814,225	710,409	598,317

Realized gains (losses)	2,199,915	1,826,012	4,044,521	2,420,939	4,984,986	4,529,256

Unrealized appreciation (depreciation) during the period	(2,607,641)	(679,106)	(5,298,390)	(196,556)	(4,289,645)	(2,913,844)

Net increase (decrease) in contract owners’ equity from operations	(264,916)	1,288,188	(897,372)	2,520,714	695,341	1,637,407

Changes from principal transactions:
Purchase payments	358,089	398,585	3,180,711	2,975,424	629,590	720,688
Transfers between sub-accounts and the company	(147,794)	(1,131,296)	1,292,167	3,157,780	(375,076)	290,706
Transfers on general account policy loans	(2,882)	(52,116)	(475,331)	(276,379)	(11,309)	(22,073)
Withdrawals	(814,758)	(724,901)	(599,864)	(538,122)	(1,520,640)	(655,904)
Annual contract fee	(642,561)	(670,945)	(1,410,708)	(1,278,177)	(1,051,054)	(1,084,513)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,249,906)	(2,180,673)	1,986,975	4,040,526	(2,328,489)	(751,096)

Total increase (decrease) in contract owners’ equity	(1,514,822)	(892,485)	1,089,603	6,561,240	(1,633,148)	886,311
Contract owners’ equity at beginning of period	14,446,262	15,338,747	30,658,742	24,097,502	21,807,544	20,921,233

Contract owners’ equity at end of period	$12,931,440	$14,446,262	$31,748,345	$30,658,742	$20,174,396	$21,807,544

	2015	2014	2015	2014	2015	2014
Units, beginning of period	343,287	398,556	1,111,003	955,284	643,939	667,289
Units issued	64,699	13,096	262,984	258,123	19,046	35,863
Units redeemed	(92,510)	(68,365)	(193,491)	(102,404)	(84,595)	(59,213)

Units, end of period	315,476	343,287	1,180,496	1,111,003	578,390	643,939

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$31,689	$144,788	$98,293	$230,060	$147,435
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	31,689	144,788	98,293	230,060	147,435

Realized gains (losses) on investments:
Capital gain distributions received	5,197,213	4,080,984	2,352,852	1,262,441	3,518,413	1,724,262
Net realized gain (loss)	1,190,189	714,920	807,510	1,386,743	953,591	744,104

Realized gains (losses)	6,387,402	4,795,904	3,160,362	2,649,184	4,472,004	2,468,366

Unrealized appreciation (depreciation) during the period	(5,733,088)	(3,153,693)	(3,730,313)	(1,410,263)	(5,318,429)	(822,585)

Net increase (decrease) in contract owners’ equity from operations	654,314	1,673,900	(425,163)	1,337,214	(616,365)	1,793,216

Changes from principal transactions:
Purchase payments	2,149,273	2,004,749	375,351	393,368	1,718,765	1,699,716
Transfers between sub-accounts and the company	1,880,650	2,049,001	10,385	(111,548)	(879,884)	1,014,234
Transfers on general account policy loans	(72,538)	(17,711)	(61,831)	(17,636)	(132,371)	(81,453)
Withdrawals	(497,538)	(406,781)	(826,157)	(548,914)	(306,527)	(391,818)
Annual contract fee	(1,100,051)	(945,395)	(519,656)	(511,326)	(913,682)	(818,404)

Net increase (decrease) in contract owners’ equity from principal transactions	2,359,796	2,683,863	(1,021,908)	(796,056)	(513,699)	1,422,275

Total increase (decrease) in contract owners’ equity	3,014,110	4,357,763	(1,447,071)	541,158	(1,130,064)	3,215,491
Contract owners’ equity at beginning of period	23,349,214	18,991,451	13,538,732	12,997,574	19,602,003	16,386,512

Contract owners’ equity at end of period	$26,363,324	$23,349,214	$12,091,661	$13,538,732	$18,471,939	$19,602,003

	2015	2014	2015	2014	2015	2014
Units, beginning of period	316,708	278,504	521,052	553,275	491,157	454,512
Units issued	88,338	68,354	32,050	81,439	101,581	90,783
Units redeemed	(57,999)	(30,150)	(71,201)	(113,662)	(113,585)	(54,138)

Units, end of period	347,047	316,708	481,901	521,052	479,153	491,157

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Natural Resources Trust Series I
	2015	2014	2015	2014	2015	2014 (d)
Income:
Dividend distributions received	$1,944	$—	$—	$—	$—	$102,621
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,944	—	—	—	—	102,621

Realized gains (losses) on investments:
Capital gain distributions received	320	1,428	38	960	—	—
Net realized gain (loss)	—	—	—	—	—	(1,448,143)

Realized gains (losses)	320	1,428	38	960	—	(1,448,143)

Unrealized appreciation (depreciation) during the period	(1)	—	—	(1)	—	817,292

Net increase (decrease) in contract owners’ equity from operations	2,263	1,428	38	959	—	(528,230)

Changes from principal transactions:
Purchase payments	160,303,691	143,178,326	2,423,973	2,625,767	—	290,378
Transfers between sub-accounts and the company	(151,867,873)	(193,676,043)	6,675,502	13,813,966	—	(5,980,154)
Transfers on general account policy loans	(1,060,161)	(923,330)	133,134	196,518	—	(10,682)
Withdrawals	20,316,400	47,032,554	(3,840,816)	(21,346,502)	—	(191,188)
Annual contract fee	(7,547,798)	(8,248,677)	(3,184,726)	(3,380,319)	—	(300,978)

Net increase (decrease) in contract owners’ equity from principal transactions	20,144,259	(12,637,170)	2,207,067	(8,090,570)	—	(6,192,624)

Total increase (decrease) in contract owners’ equity	20,146,522	(12,635,742)	2,207,105	(8,089,611)	—	(6,720,854)
Contract owners’ equity at beginning of period	88,240,146	100,875,888	34,120,041	42,209,652	—	6,720,854

Contract owners’ equity at end of period	$108,386,668	$88,240,146	$36,327,146	$34,120,041	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,078,503	5,806,079	1,384,341	1,712,369	—	162,444
Units issued	9,689,013	8,645,798	387,242	832,261	—	56,098
Units redeemed	(8,529,239)	(9,373,374)	(297,760)	(1,160,289)	—	(218,542)

Units, end of period	6,238,277	5,078,503	1,473,823	1,384,341	—	—

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Natural Resources Trust Series NAV		PIMCO All Asset (c)		Real Estate Securities Trust Series I
	2015	2014 (d)	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$382,319	$706,854	$1,248,464	$558,149	$468,226
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	382,319	706,854	1,248,464	558,149	468,226

Realized gains (losses) on investments:
Capital gain distributions received	—	1	—	—	—	—
Net realized gain (loss)	—	(3,361,831)	(418,923)	71,914	1,303,875	396,715

Realized gains (losses)	—	(3,361,830)	(418,923)	71,914	1,303,875	396,715

Unrealized appreciation (depreciation) during the period	—	1,017,202	(2,550,574)	(1,044,882)	(1,144,447)	6,933,940

Net increase (decrease) in contract owners’ equity from operations	—	(1,962,309)	(2,262,643)	275,496	717,577	7,798,881

Changes from principal transactions:
Purchase payments	—	2,802,882	1,441,023	1,890,593	587,904	651,012
Transfers between sub-accounts and the company	—	(23,422,852)	(289,123)	(5,372,008)	(491,673)	1,266,271
Transfers on general account policy loans	—	(222,994)	(287,803)	(232,980)	(107,797)	(266,559)
Withdrawals	—	(399,951)	(397,765)	(2,423,984)	(1,520,512)	(1,401,638)
Annual contract fee	—	(1,027,590)	(958,209)	(1,116,476)	(1,328,822)	(1,299,667)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,270,505)	(491,877)	(7,254,855)	(2,860,900)	(1,050,581)

Total increase (decrease) in contract owners’ equity	—	(24,232,814)	(2,754,520)	(6,979,359)	(2,143,323)	6,748,300
Contract owners’ equity at beginning of period	—	24,232,814	24,125,603	31,104,962	31,721,334	24,973,034

Contract owners’ equity at end of period	$—	$—	$21,371,083	$24,125,603	$29,578,011	$31,721,334

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	1,385,707	1,461,396	1,893,719	190,987	198,065
Units issued	—	289,494	259,813	265,232	8,454	11,969
Units redeemed	—	(1,675,201)	(282,221)	(697,555)	(25,999)	(19,047)

Units, end of period	—	—	1,438,988	1,461,396	173,442	190,987

(c)	Sub-account that invests in non-affiliated Trust.
(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I		Real Return Bond Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$884,931	$587,927	$231,427	$104,414	$956,275	$367,388
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	884,931	587,927	231,427	104,414	956,275	367,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Realized gains (losses)	2,365,722	935,169	(11,179)	29,154	(170,960)	(240,410)

Unrealized appreciation (depreciation) during the period	(1,990,272)	7,210,808	(334,590)	38,927	(1,275,651)	535,145

Net increase (decrease) in contract owners’ equity from operations	1,260,381	8,733,904	(114,342)	172,495	(490,336)	662,123

Changes from principal transactions:
Purchase payments	4,737,777	4,222,681	107,077	166,925	1,982,018	1,730,366
Transfers between sub-accounts and the company	5,001,107	3,953,950	480,686	(411,438)	2,777,627	(3,230,802)
Transfers on general account policy loans	(448,389)	(257,957)	593	(3,503)	(280,088)	(49,672)
Withdrawals	(509,155)	(555,939)	(110,127)	(146,035)	(91,191)	(132,805)
Annual contract fee	(2,047,108)	(1,610,847)	(207,621)	(224,563)	(699,942)	(608,838)

Net increase (decrease) in contract owners’ equity from principal transactions	6,734,232	5,751,888	270,608	(618,614)	3,688,424	(2,291,751)

Total increase (decrease) in contract owners’ equity	7,994,613	14,485,792	156,266	(446,119)	3,198,088	(1,629,628)
Contract owners’ equity at beginning of period	39,373,149	24,887,357	3,388,991	3,835,110	11,636,933	13,266,561

Contract owners’ equity at end of period	$47,367,762	$39,373,149	$3,545,257	$3,388,991	$14,835,021	$11,636,933

	2015	2014	2015	2014	2015	2014
Units, beginning of period	283,445	236,054	156,403	185,422	779,040	931,537
Units issued	93,073	81,332	32,622	10,005	385,484	186,386
Units redeemed	(44,808)	(33,941)	(20,445)	(39,024)	(141,302)	(338,883)

Units, end of period	331,710	283,445	168,580	156,403	1,023,222	779,040

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Short Term Government Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$112,156	$130,629
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	112,156	130,629

Realized gains (losses) on investments:
Capital gain distributions received	2,828,524	568,626	2,758,668	350,972	—	(1)
Net realized gain (loss)	2,278,582	1,534,657	874,295	712,892	(49,800)	(58,883)

Realized gains (losses)	5,107,106	2,103,283	3,632,963	1,063,864	(49,800)	(58,884)

Unrealized appreciation (depreciation) during the period	(4,041,616)	82,945	(2,690,230)	290,057	(21,973)	15,119

Net increase (decrease) in contract owners’ equity from operations	1,065,490	2,186,228	942,733	1,353,921	40,383	86,864

Changes from principal transactions:
Purchase payments	564,080	620,270	1,445,642	1,122,443	583,497	524,325
Transfers between sub-accounts and the company	1,085,062	193,133	4,012,727	2,271,426	119,445	(1,304,259)
Transfers on general account policy loans	2,708	(111,160)	(256,678)	(96,630)	14,432	39,265
Withdrawals	(894,135)	(372,685)	(335,636)	(223,226)	(208,477)	(540,717)
Annual contract fee	(935,091)	(911,976)	(760,082)	(588,142)	(672,275)	(665,641)

Net increase (decrease) in contract owners’ equity from principal transactions	(177,376)	(582,418)	4,105,973	2,485,871	(163,378)	(1,947,027)

Total increase (decrease) in contract owners’ equity	888,114	1,603,810	5,048,706	3,839,792	(122,995)	(1,860,163)
Contract owners’ equity at beginning of period	18,892,633	17,288,823	13,045,994	9,206,202	6,284,027	8,144,190

Contract owners’ equity at end of period	$19,780,747	$18,892,633	$18,094,700	$13,045,994	$6,161,032	$6,284,027

	2015	2014	2015	2014	2015	2014
Units, beginning of period	557,374	575,825	485,669	387,120	591,551	775,432
Units issued	127,815	74,089	264,008	184,324	80,432	44,039
Units redeemed	(138,200)	(92,540)	(118,794)	(85,775)	(95,720)	(227,920)

Units, end of period	546,989	557,374	630,883	485,669	576,263	591,551

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I		Small Cap Growth Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$238,783	$235,217	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	238,783	235,217	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	519,369	405,719	3,291,833	2,369,822
Net realized gain (loss)	(84,472)	(93,378)	204,788	114,678	254,347	907,221

Realized gains (losses)	(84,472)	(93,378)	724,157	520,397	3,546,180	3,277,043

Unrealized appreciation (depreciation) during the period	(73,681)	(509)	(948,255)	(324,802)	(5,215,031)	(2,135,083)

Net increase (decrease) in contract owners’ equity from operations	80,630	141,330	(224,098)	195,595	(1,668,851)	1,141,960

Changes from principal transactions:
Purchase payments	2,371,230	2,305,975	75,684	94,157	1,507,125	1,511,069
Transfers between sub-accounts and the company	34,481	(1,027,387)	336,650	(107,160)	1,541,142	508,947
Transfers on general account policy loans	(35,901)	(147,232)	(22,654)	843	(207,051)	(24,341)
Withdrawals	(218,445)	(800,536)	(60,011)	(82,818)	(409,804)	(366,630)
Annual contract fee	(636,189)	(597,494)	(108,331)	(106,351)	(794,816)	(692,393)

Net increase (decrease) in contract owners’ equity from principal transactions	1,515,176	(266,674)	221,338	(201,329)	1,636,596	936,652

Total increase (decrease) in contract owners’ equity	1,595,806	(125,344)	(2,760)	(5,734)	(32,255)	2,078,612
Contract owners’ equity at beginning of period	11,868,888	11,994,232	2,585,941	2,591,675	16,723,322	14,644,710

Contract owners’ equity at end of period	$13,464,694	$11,868,888	$2,583,181	$2,585,941	$16,691,067	$16,723,322

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,114,453	1,139,695	93,566	100,872	510,196	480,753
Units issued	372,852	331,448	47,600	13,264	137,214	115,975
Units redeemed	(231,721)	(356,690)	(38,622)	(20,570)	(89,164)	(86,532)

Units, end of period	1,255,584	1,114,453	102,544	93,566	558,246	510,196

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$91,420	$86,867	$234,979	$188,511	$24,748	$17,096
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	91,420	86,867	234,979	188,511	24,748	17,096

Realized gains (losses) on investments:
Capital gain distributions received	722,307	591,043	1,726,872	1,183,686	1,193,084	—
Net realized gain (loss)	582,966	170,034	314,226	490,946	501,986	1,808,830

Realized gains (losses)	1,305,273	761,077	2,041,098	1,674,632	1,695,070	1,808,830

Unrealized appreciation (depreciation) during the period	(1,784,566)	(447,634)	(3,316,736)	(1,014,784)	(3,323,741)	(1,046,447)

Net increase (decrease) in contract owners’ equity from operations	(387,873)	400,310	(1,040,659)	848,359	(1,603,923)	779,479

Changes from principal transactions:
Purchase payments	256,607	333,262	2,105,441	1,948,876	1,090,870	1,171,092
Transfers between sub-accounts and the company	64,475	(161,564)	854,632	2,874,383	(785,371)	(2,654,934)
Transfers on general account policy loans	58,120	688	(173,636)	(94,896)	35,650	(89,354)
Withdrawals	(839,718)	(263,359)	(465,911)	(510,160)	(1,930,273)	(1,618,057)
Annual contract fee	(346,639)	(400,160)	(850,021)	(787,990)	(1,835,898)	(1,903,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(807,155)	(491,133)	1,470,505	3,430,213	(3,425,022)	(5,094,323)

Total increase (decrease) in contract owners’ equity	(1,195,028)	(90,823)	429,846	4,278,572	(5,028,945)	(4,314,844)
Contract owners’ equity at beginning of period	9,477,107	9,567,930	20,586,802	16,308,230	35,642,798	39,957,642

Contract owners’ equity at end of period	$8,282,079	$9,477,107	$21,016,648	$20,586,802	$30,613,853	$35,642,798

	2015	2014	2015	2014	2015	2014
Units, beginning of period	291,384	307,676	792,990	657,747	903,210	1,036,677
Units issued	15,490	20,445	202,305	224,611	6,627	11,199
Units redeemed	(40,018)	(36,737)	(146,791)	(89,368)	(91,809)	(144,666)

Units, end of period	266,856	291,384	848,504	792,990	818,028	903,210

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$18,793	$10,784	$14,215	$19,242	$137,374	$152,685
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	18,793	10,784	14,215	19,242	137,374	152,685

Realized gains (losses) on investments:
Capital gain distributions received	585,750	—	448,477	346,872	3,849,597	2,482,684
Net realized gain (loss)	842,414	904,900	221,078	131,961	754,409	1,057,885

Realized gains (losses)	1,428,164	904,900	669,555	478,833	4,604,006	3,540,569

Unrealized appreciation (depreciation) during the period	(2,239,239)	(490,860)	(707,367)	(284,548)	(5,119,373)	(2,098,779)

Net increase (decrease) in contract owners’ equity from operations	(792,282)	424,824	(23,597)	213,527	(377,993)	1,594,475

Changes from principal transactions:
Purchase payments	1,344,310	1,369,013	110,515	105,513	2,569,224	2,586,144
Transfers between sub-accounts and the company	(1,363,445)	2,088,388	600,407	(84,746)	1,872,081	400,199
Transfers on general account policy loans	(138,449)	(107,499)	(6,257)	21,009	(210,996)	(285,555)
Withdrawals	(173,788)	(144,016)	(57,600)	(36,991)	(344,667)	(419,472)
Annual contract fee	(662,173)	(670,629)	(167,512)	(147,186)	(1,183,989)	(1,016,226)

Net increase (decrease) in contract owners’ equity from principal transactions	(993,545)	2,535,257	479,553	(142,401)	2,701,653	1,265,090

Total increase (decrease) in contract owners’ equity	(1,785,827)	2,960,081	455,956	71,126	2,323,660	2,859,565
Contract owners’ equity at beginning of period	15,966,963	13,006,882	3,053,784	2,982,658	23,606,709	20,747,144

Contract owners’ equity at end of period	$14,181,136	$15,966,963	$3,509,740	$3,053,784	$25,930,369	$23,606,709

	2015	2014	2015	2014	2015	2014
Units, beginning of period	821,726	685,630	124,181	129,994	341,185	321,590
Units issued	143,139	293,776	69,450	21,258	92,904	66,202
Units redeemed	(195,701)	(157,680)	(48,948)	(27,071)	(54,334)	(46,607)

Units, end of period	769,164	821,726	144,683	124,181	379,755	341,185

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$168,823	$4,197	$261,759	$9,952	$218,338	$406,825
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	168,823	4,197	261,759	9,952	218,338	406,825

Realized gains (losses) on investments:
Capital gain distributions received	1,734,381	308,413	2,467,706	366,842	(2)	—
Net realized gain (loss)	797,558	755,687	575,088	940,363	(104,134)	(182,308)

Realized gains (losses)	2,531,939	1,064,100	3,042,794	1,307,205	(104,136)	(182,308)

Unrealized appreciation (depreciation) during the period	(3,420,750)	(1,075,029)	(4,323,061)	(1,268,836)	3,440	257,564

Net increase (decrease) in contract owners’ equity from operations	(719,988)	(6,732)	(1,018,508)	48,321	117,642	482,081

Changes from principal transactions:
Purchase payments	394,980	429,772	2,301,113	2,208,499	324,449	366,594
Transfers between sub-accounts and the company	(519,651)	(327,532)	(108,990)	706,534	139,586	(125,137)
Transfers on general account policy loans	(66,029)	34,076	(141,409)	(166,759)	(8,629)	(1,484)
Withdrawals	(524,522)	(658,028)	(332,365)	(636,855)	(478,442)	(769,882)
Annual contract fee	(545,633)	(551,543)	(762,673)	(709,465)	(665,050)	(629,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,260,855)	(1,073,255)	955,676	1,401,954	(688,086)	(1,159,243)

Total increase (decrease) in contract owners’ equity	(1,980,843)	(1,079,987)	(62,832)	1,450,275	(570,444)	(677,162)
Contract owners’ equity at beginning of period	13,756,038	14,836,025	17,573,086	16,122,811	9,148,617	9,825,779

Contract owners’ equity at end of period	$11,775,195	$13,756,038	$17,510,254	$17,573,086	$8,578,173	$9,148,617

	2015	2014	2015	2014	2015	2014
Units, beginning of period	401,390	433,370	770,242	707,659	354,263	399,740
Units issued	6,528	13,657	124,385	146,033	22,699	32,285
Units redeemed	(43,937)	(45,637)	(82,347)	(83,450)	(48,783)	(77,762)

Units, end of period	363,981	401,390	812,280	770,242	328,179	354,263

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2015	2014	2015	2014	2015 (e)	2014
Income:
Dividend distributions received	$637,258	$1,049,890	$487,338	$502,768	$2,281,449	$658,447
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	637,258	1,049,890	487,338	502,768	2,281,449	658,447

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	1,038,481	—
Net realized gain (loss)	(276,360)	(216,486)	15,095	7,674	(3,692,056)	(87,561)

Realized gains (losses)	(276,361)	(216,486)	15,095	7,674	(2,653,575)	(87,561)

Unrealized appreciation (depreciation) during the period	(89,979)	287,243	(460,773)	339,525	766,074	416,131

Net increase (decrease) in contract owners’ equity from operations	270,918	1,120,647	41,660	849,967	393,948	987,017

Changes from principal transactions:
Purchase payments	2,189,380	2,863,400	2,017,818	1,795,843	143,333	739,450
Transfers between sub-accounts and the company	1,352,574	(263,868)	328,695	1,012,726	(19,366,416)	(1,334,084)
Transfers on general account policy loans	(539,415)	(153,171)	(118,822)	(159,995)	(78,039)	1,131
Withdrawals	(494,438)	(938,409)	(365,306)	(185,299)	(281,456)	(1,995,438)
Annual contract fee	(1,045,059)	(1,009,631)	(823,600)	(782,510)	(255,685)	(861,390)

Net increase (decrease) in contract owners’ equity from principal transactions	1,463,042	498,321	1,038,785	1,680,765	(19,838,263)	(3,450,331)

Total increase (decrease) in contract owners’ equity	1,733,960	1,618,968	1,080,445	2,530,732	(19,444,315)	(2,463,314)
Contract owners’ equity at beginning of period	24,082,506	22,463,538	16,086,311	13,555,579	19,444,315	21,907,629

Contract owners’ equity at end of period	$25,816,466	$24,082,506	$17,166,756	$16,086,311	$—	$19,444,315

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,257,663	1,233,275	680,930	608,566	647,736	764,350
Units issued	419,352	414,345	151,717	138,092	5,919	29,252
Units redeemed	(345,740)	(389,957)	(108,175)	(65,728)	(653,655)	(145,866)

Units, end of period	1,331,275	1,257,663	724,472	680,930	—	647,736

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2015 (e)	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,803,267	$1,680,436	$75,881	$71,207	$404,839	$271,925
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,803,267	1,680,436	75,881	71,207	404,839	271,925

Realized gains (losses) on investments:
Capital gain distributions received	2,641,559	—	162,535	98,840	784,979	351,080
Net realized gain (loss)	(9,274,445)	(563,590)	527,132	724,749	949,766	1,114,104

Realized gains (losses)	(6,632,886)	(563,590)	689,667	823,589	1,734,745	1,465,184

Unrealized appreciation (depreciation) during the period	1,703,905	1,072,338	(784,160)	(202,093)	(2,339,397)	664,492

Net increase (decrease) in contract owners’ equity from operations	874,286	2,189,184	(18,612)	692,703	(199,813)	2,401,601

Changes from principal transactions:
Purchase payments	2,520,827	6,439,436	290,659	268,407	3,117,449	2,354,232
Transfers between sub-accounts and the company	(52,363,202)	69,635	93,596	(474,952)	4,909,778	3,399,207
Transfers on general account policy loans	(190,100)	(544,699)	(46,033)	9,861	(228,504)	(230,111)
Withdrawals	(316,997)	(1,081,739)	(331,413)	(371,851)	(303,083)	(370,852)
Annual contract fee	(734,533)	(2,275,513)	(497,429)	(459,735)	(1,014,277)	(863,429)

Net increase (decrease) in contract owners’ equity from principal transactions	(51,084,005)	2,607,120	(490,620)	(1,028,270)	6,481,363	4,289,047

Total increase (decrease) in contract owners’ equity	(50,209,719)	4,796,304	(509,232)	(335,567)	6,281,550	6,690,648
Contract owners’ equity at beginning of period	50,209,719	45,413,415	6,103,702	6,439,269	24,387,055	17,696,407

Contract owners’ equity at end of period	$—	$50,209,719	$5,594,470	$6,103,702	$30,668,605	$24,387,055

	2015	2014	2015	2014	2015	2014
Units, beginning of period	2,783,962	2,637,099	254,889	299,757	305,904	247,420
Units issued	197,168	829,696	26,174	16,209	116,324	108,324
Units redeemed	(2,981,130)	(682,833)	(45,952)	(61,077)	(35,480)	(49,840)

Units, end of period	—	2,783,962	235,111	254,889	386,748	305,904

(e)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$310,444	$239,707	$176,113	$104,776	$9,608	$9,255
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	310,444	239,707	176,113	104,776	9,608	9,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Realized gains (losses)	546,315	821,987	170,373	309,816	(3,896)	(4,588)

Unrealized appreciation (depreciation) during the period	(776,931)	674,273	(271,284)	250,765	(6,182)	(4,895)

Net increase (decrease) in contract owners’ equity from operations	79,828	1,735,967	75,202	665,357	(470)	(228)

Changes from principal transactions:
Purchase payments	537,120	644,007	1,542,785	665,700	65,232	24,902
Transfers between sub-accounts and the company	460,041	(346,509)	430,907	853,046	235,632	22,013
Transfers on general account policy loans	(31,209)	(67,489)	(9,372)	(1,786)	12,109	(104)
Withdrawals	(767,977)	(656,306)	(91,072)	(362,506)	(21,158)	(41,200)
Annual contract fee	(954,956)	(911,410)	(467,669)	(350,714)	(63,268)	(53,076)

Net increase (decrease) in contract owners’ equity from principal transactions	(756,981)	(1,337,707)	1,405,579	803,740	228,547	(47,465)

Total increase (decrease) in contract owners’ equity	(677,153)	398,260	1,480,781	1,469,097	228,077	(47,693)
Contract owners’ equity at beginning of period	16,856,166	16,457,906	7,330,065	5,860,968	619,902	667,595

Contract owners’ equity at end of period	$16,179,013	$16,856,166	$8,810,846	$7,330,065	$847,979	$619,902

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,152,065	1,248,912	500,073	444,134	61,686	66,419
Units issued	77,628	140,492	187,873	148,888	36,516	21,490
Units redeemed	(129,704)	(237,339)	(89,988)	(92,949)	(13,789)	(26,223)

Units, end of period	1,099,989	1,152,065	597,958	500,073	84,413	61,686

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$59,323	$49,379	$129,736	$151,089	$471,754	$460,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	59,323	49,379	129,736	151,089	471,754	460,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	402,872	214,045	1,401,310	550,593
Net realized gain (loss)	(26,897)	(23,370)	102,651	550,271	346,827	836,635

Realized gains (losses)	(26,897)	(23,370)	505,523	764,316	1,748,137	1,387,228

Unrealized appreciation (depreciation) during the period	(32,643)	(25,598)	(1,271,430)	(310,710)	(4,531,003)	(259,004)

Net increase (decrease) in contract owners’ equity from operations	(217)	411	(636,171)	604,695	(2,311,112)	1,588,780

Changes from principal transactions:
Purchase payments	458,065	755,032	102,007	150,934	1,453,797	1,779,628
Transfers between sub-accounts and the company	824,362	216,217	(232,486)	(44,344)	298,212	1,110,348
Transfers on general account policy loans	(99,036)	(55,981)	(103,878)	(200,226)	(51,260)	(79,689)
Withdrawals	(113,022)	(34,207)	(203,752)	(310,052)	(370,564)	(510,047)
Annual contract fee	(240,378)	(172,100)	(193,753)	(238,832)	(700,232)	(694,862)

Net increase (decrease) in contract owners’ equity from principal transactions	829,991	708,961	(631,862)	(642,520)	629,953	1,605,378

Total increase (decrease) in contract owners’ equity	829,774	709,372	(1,268,033)	(37,825)	(1,681,159)	3,194,158
Contract owners’ equity at beginning of period	3,408,659	2,699,287	4,884,453	4,922,278	15,057,635	11,863,477

Contract owners’ equity at end of period	$4,238,433	$3,408,659	$3,616,420	$4,884,453	$13,376,476	$15,057,635

	2015	2014	2015	2014	2015	2014
Units, beginning of period	338,480	268,119	130,870	148,485	503,945	447,562
Units issued	180,410	208,054	5,235	46,619	100,493	148,417
Units redeemed	(98,068)	(137,693)	(22,429)	(64,234)	(79,058)	(92,034)

Units, end of period	420,822	338,480	113,676	130,870	525,380	503,945

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series NAV
	2015	2014	2015	2014
Income:
Dividend distributions received	$83,450	$77,891	$84,961	$63,140
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—

Net investment income (loss)	83,450	77,891	84,961	63,140

Realized gains (losses) on investments:
Capital gain distributions received	2,000,129	1,587,809	1,761,000	1,096,663
Net realized gain (loss)	585,006	513,777	418,488	884,927

Realized gains (losses)	2,585,135	2,101,586	2,179,488	1,981,590

Unrealized appreciation (depreciation) during the period	(4,019,296)	(617,550)	(3,553,329)	(923,335)

Net increase (decrease) in contract owners’ equity from operations	(1,350,711)	1,561,927	(1,288,880)	1,121,395

Changes from principal transactions:
Purchase payments	365,700	358,617	1,301,946	1,171,568
Transfers between sub-accounts and the company	(674,120)	(8,553)	1,248,590	1,227,126
Transfers on general account policy loans	17,447	34,899	(41,024)	32,365
Withdrawals	(551,666)	(1,068,315)	(194,119)	(102,189)
Annual contract fee	(813,575)	(825,954)	(678,216)	(571,105)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,656,214)	(1,509,306)	1,637,177	1,757,765

Total increase (decrease) in contract owners’ equity	(3,006,925)	52,621	348,297	2,879,160
Contract owners’ equity at beginning of period	16,879,093	16,826,472	12,883,998	10,004,838

Contract owners’ equity at end of period	$13,872,168	$16,879,093	$13,232,295	$12,883,998

	2015	2014	2015	2014
Units, beginning of period	289,978	317,466	474,386	404,786
Units issued	4,388	9,796	158,522	169,290
Units redeemed	(32,788)	(37,284)	(98,361)	(99,690)

Units, end of period	261,578	289,978	534,547	474,386

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series NAV	04/27/2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,755,328,301	—	—	3,755,328,301

Total	$3,755,328,301	—	—	3,755,328,301

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$37,680,458	$26,470,841
Active Bond Trust Series I	1,079,773	988,994
Active Bond Trust Series NAV	7,200,695	2,077,784
All Cap Core Trust Series I	401,481	1,409,189
All Cap Core Trust Series NAV	1,245,916	1,575,236
Alpha Opportunities Trust Series I	148,766	175,256
Alpha Opportunities Trust Series NAV	1,605,777	969,445
American Asset Allocation Trust Series I	28,576,904	13,326,646
American Global Growth Trust Series I	4,565,344	1,195,518
American Growth Trust Series I	11,493,160	12,096,423
American Growth-Income Trust Series I	16,893,807	9,760,039
American International Trust Series I	9,088,491	6,455,215
American New World Trust Series I	7,056,232	1,554,382
Blue Chip Growth Trust Series I	11,436,496	6,953,144
Blue Chip Growth Trust Series NAV	24,856,826	6,876,146
Bond Trust Series I	320,181	581,345
Bond Trust Series NAV	1,285,389	1,872,879
Capital Appreciation Trust Series I	7,656,206	5,311,953
Capital Appreciation Trust Series NAV	8,520,924	5,589,079
Capital Appreciation Value Trust Series I	2,985,576	3,049,932
Capital Appreciation Value Trust Series NAV	15,947,169	3,466,442
Core Bond Trust Series I	20,636,316	1,773,543
Core Bond Trust Series NAV	58,850,164	10,404,934
Core Strategy Trust Series I	173,257	326,464
Core Strategy Trust Series NAV	21,603,426	15,175,000
Emerging Markets Value Trust Series I	539,357	596,706
Emerging Markets Value Trust Series NAV	11,004,255	5,687,949
Equity-Income Trust Series I	5,400,608	5,202,068
Equity-Income Trust Series NAV	16,908,595	12,456,113
Financial Industries Trust Series I	1,001,244	215,973
Financial Industries Trust Series NAV	5,941,368	1,667,448
Franklin Templeton Founding Allocation Trust Series I	26,660	21,701
Franklin Templeton Founding Allocation Trust Series NAV	10,473,169	1,967,769
Fundamental All Cap Core Trust Series I	482,791	350,831
Fundamental All Cap Core Trust Series NAV	2,987,140	1,912,156
Fundamental Large Cap Value Trust Series I	1,397,718	3,971,103
Fundamental Large Cap Value Trust Series NAV	9,937,084	5,667,296
Global Bond Trust Series I	418,267	869,781
Global Bond Trust Series NAV	6,402,236	5,067,413
Global Trust Series I	622,812	1,951,310
Global Trust Series NAV	6,205,837	7,859,758
Health Sciences Trust Series I	6,437,704	7,377,299
Health Sciences Trust Series NAV	18,606,656	7,798,338
High Yield Trust Series I	1,652,066	1,903,063
High Yield Trust Series NAV	8,548,649	6,247,133
International Core Trust Series I	3,573,451	1,401,376
International Core Trust Series NAV	9,753,173	3,232,469
International Equity Index Trust B Series I	1,081,454	1,130,118
International Equity Index Trust B Series NAV	13,165,608	4,282,386

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series I	$205,966	$397,762
International Growth Stock Trust Series NAV	3,146,113	856,278
International Small Company Trust Series I	1,913,214	2,314,437
International Small Company Trust Series NAV	8,840,998	2,494,988
International Value Trust Series I	794,516	2,754,262
International Value Trust Series NAV	6,001,302	6,394,960
Investment Quality Bond Trust Series I	1,086,648	1,739,416
Investment Quality Bond Trust Series NAV	4,977,099	2,092,631
Lifestyle Aggressive MVP Series I	835,651	1,842,223
Lifestyle Aggressive MVP Series NAV	20,179,480	16,220,654
Lifestyle Aggressive Trust PS Series NAV	466,814	104,538
Lifestyle Balanced MVP Series I	6,797,816	6,035,739
Lifestyle Balanced MVP Series NAV	72,422,542	33,957,805
Lifestyle Balanced Trust PS Series NAV	17,894,701	733,447
Lifestyle Conservative MVP Series I	733,406	776,766
Lifestyle Conservative MVP Series NAV	8,347,093	6,742,730
Lifestyle Conservative Trust PS Series NAV	1,152,898	687,237
Lifestyle Growth MVP Series I	3,899,019	10,664,440
Lifestyle Growth MVP Series NAV	63,475,859	39,490,363
Lifestyle Growth Trust PS Series NAV	19,743,992	741,461
Lifestyle Moderate MVP Series I	1,842,806	2,070,553
Lifestyle Moderate MVP Series NAV	18,994,624	8,058,367
Lifestyle Moderate Trust PS Series NAV	4,898,243	265,029
M Capital Appreciation (a)	4,380,709	1,057,075
M International Equity (a)	5,814,424	2,898,688
M Large Cap Growth (a)	4,878,459	3,036,116
M Large Cap Value (a)	3,805,266	2,117,758
Mid Cap Index Trust Series I	4,044,783	4,053,291
Mid Cap Index Trust Series NAV	10,447,183	5,419,915
Mid Cap Stock Trust Series I	4,951,049	3,004,961
Mid Cap Stock Trust Series NAV	12,051,102	4,494,094
Mid Value Trust Series I	3,332,372	1,856,641
Mid Value Trust Series NAV	7,828,988	4,594,214
Money Market Trust B Series NAV	168,291,139	148,144,617
Money Market Trust Series I	9,551,291	7,344,186
PIMCO All Asset (a)	4,833,916	4,618,939
Real Estate Securities Trust Series I	1,974,459	4,277,210
Real Estate Securities Trust Series NAV	13,821,828	6,202,664
Real Return Bond Trust Series I	945,561	443,528
Real Return Bond Trust Series NAV	6,764,614	2,119,915
Science & Technology Trust Series I	7,455,545	4,804,399
Science & Technology Trust Series NAV	10,118,975	3,254,333
Short Term Government Income Trust Series I	973,390	1,024,613
Short Term Government Income Trust Series NAV	4,240,572	2,486,614
Small Cap Growth Trust Series I	1,845,836	1,105,128
Small Cap Growth Trust Series NAV	7,832,012	2,903,581
Small Cap Index Trust Series I	1,324,987	1,318,416
Small Cap Index Trust Series NAV	7,239,329	3,806,973
Small Cap Opportunities Trust Series I	1,476,663	3,683,852
Small Cap Opportunities Trust Series NAV	3,415,139	3,804,140
Small Cap Value Trust Series I	2,174,663	1,232,417
Small Cap Value Trust Series NAV	10,473,329	3,784,704

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Company Value Trust Series I	$2,122,677	$1,480,329
Small Company Value Trust Series NAV	5,536,613	1,851,473
Strategic Income Opportunities Trust Series I	813,630	1,283,380
Strategic Income Opportunities Trust Series NAV	8,819,747	6,719,448
Total Bond Market Trust B Series NAV	4,098,348	2,572,226
Total Return Trust Series I (b)	3,501,452	20,019,786
Total Return Trust Series NAV (b)	12,052,519	54,691,695
Total Stock Market Index Trust Series I	870,499	1,122,702
Total Stock Market Index Trust Series NAV	10,516,935	2,845,752
U.S. Equity Trust Series I	1,457,186	1,903,722
U.S. Equity Trust Series NAV	2,914,537	1,332,846
Ultra Short Term Bond Trust Series I	376,805	138,650
Ultra Short Term Bond Trust Series NAV	1,877,991	988,677
Utilities Trust Series I	713,078	812,332
Utilities Trust Series NAV	4,759,377	2,256,360
Value Trust Series I	2,340,030	1,912,665
Value Trust Series NAV	6,149,553	2,666,416

(a)	Sub-account that invests in non-affiliated Trust.
(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2015	5,508	$43.20 to $27.01	$203,858	0.00% to 0.00%	1.77%	1.15% to 1.15%
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03
	2011	3,858	24.63 to 15.40	80,332	0.00 to 0.00	1.83	1.87 to 1.86

Active Bond Trust Series I	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71
	2011	507	18.56 to 18.56	9,415	0.00 to 0.00	5.35	5.81 to 5.81

Active Bond Trust Series NAV	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32
	2011	115	60.42 to 60.42	6,938	0.00 to 0.00	6.05	5.97 to 5.97

All Cap Core Trust Series I	2015	263	33.19 to 33.19	8,724	0.00 to 0.00	0.93	2.59 to 2.59
	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57
	2011	410	18.84 to 18.84	7,731	0.00 to 0.00	1.00	0.41 to 0.41

All Cap Core Trust Series NAV	2015	286	20.76 to 20.76	5,947	0.00 to 0.00	1.06	2.64 to 2.64
	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44
	2011	128	11.76 to 11.76	1,501	0.00 to 0.00	1.31	0.40 to 0.40

Alpha Opportunities Trust Series I	2015	24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33
	2011	31	12.96 to 12.96	399	0.00 to 0.00	0.19	(8.14) to (8.14)

Alpha Opportunities Trust Series NAV	2015	137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	(0.03) to (0.03)
	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62
	2011	68	13.70 to 13.70	926	0.00 to 0.00	0.23	(8.02) to (8.02)

American Asset Allocation Trust Series I	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80
	2011	3,133	10.15 to 10.15	31,798	0.00 to 0.00	1.54	0.91 to 0.91

American Global Growth Trust Series I	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48
	2011	50	9.17 to 9.17	455	0.00 to 0.00	2.11	(9.24) to (9.24)

American Growth Trust Series I	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11
	2011	2,821	19.36 to 12.86	41,805	0.00 to 0.00	0.23	(4.63) to (4.63)

American Growth-Income Trust Series I	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27
	2011	3,280	17.35 to 11.62	48,915	0.00 to 0.00	1.17	(2.09) to (2.10)

American International Trust Series I	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	(4.82) to (4.82)
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	(3.05) to (4.20)
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22
	2011	1,950	23.31 to 13.24	31,810	0.00 to 0.00	1.39	(14.34) to (14.34)

American New World Trust Series I	2015	730	15.47 to 15.47	11,291	0.00 to 0.00	1.74	(3.66) to (3.66)
	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	(8.21) to (8.64)
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53
	2011	225	13.44 to 13.44	3,025	0.00 to 0.00	1.51	(14.33) to (14.33)

Blue Chip Growth Trust Series I	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Blue Chip Growth Trust Series I	2013	818	$46.05 to $46.05	$37,645	0.00% to 0.00%	0.27%	41.33% to 41.33%
	2012	891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31
	2011	1,039	27.54 to 27.54	28,596	0.00 to 0.00	0.01	1.44 to 1.44

Blue Chip Growth Trust Series NAV	2015	414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013	302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012	262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30
	2011	229	66.93 to 66.93	15,336	0.00 to 0.00	0.02	1.45 to 1.45

Bond Trust Series I	2015	73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014	98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013	66	10.57 to 10.57	694	0.00 to 0.00	2.42	(1.36) to (1.36)
	2012	92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34
	2011	91	10.08 to 10.08	922	0.00 to 0.00	13.72	0.78 to 0.78

Bond Trust Series NAV	2015	594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30
	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	(1.32) to (1.32)
	2012	511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99
	2011	435	10.08 to 10.08	4,385	0.00 to 0.00	14.74	0.82 to 0.82

Capital Appreciation Trust Series I	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012	1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98
	2011	1,726	14.18 to 14.18	24,469	0.00 to 0.00	0.07	0.07 to 0.07

Capital Appreciation Trust Series NAV	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012	743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07
	2011	705	13.90 to 13.90	9,798	0.00 to 0.00	0.11	0.11 to 0.11

Capital Appreciation Value Trust Series I	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012	40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60
	2011	45	11.12 to 11.12	501	0.00 to 0.00	1.70	3.13 to 3.13

Capital Appreciation Value Trust Series NAV	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012	823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74
	2011	523	11.12 to 11.12	5,814	0.00 to 0.00	2.16	3.09 to 3.09

Core Bond Trust Series I	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	(2.15) to (2.15)
	2012	102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46
	2011	81	18.35 to 18.35	1,494	0.00 to 0.00	4.35	8.32 to 8.32

Core Bond Trust Series NAV	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	(2.12) to (2.12)
	2012	250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76
	2011	128	14.71 to 14.71	1,887	0.00 to 0.00	4.64	8.32 to 8.32

Core Strategy Trust Series I	2015	108	14.66 to 14.66	1,581	0.00 to 0.00	2.12	(0.11) to (0.11)
	2014	124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013	133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012	18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53
	2011	12	10.32 to 10.32	124	0.00 to 0.00	3.66	0.20 to 0.20

Core Strategy Trust Series NAV	2015	9,236	14.73 to 14.73	136,012	0.00 to 0.00	2.36	(0.06) to (0.06)
	2014	9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013	8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012	3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54
	2011	2,113	10.34 to 10.34	21,837	0.00 to 0.00	3.15	0.19 to 0.19

Emerging Markets Value Trust Series I	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	(19.07) to (19.07)
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	(5.50) to (5.50)
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	(3.22) to (3.22)
	2012	521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53
	2011	491	13.01 to 13.01	6,385	0.00 to 0.00	1.53	(27.06) to (27.06)

Emerging Markets Value Trust Series NAV	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	(19.05) to (19.05)
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	(5.37) to (7.51)
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	(3.18) to (3.18)
	2012	1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09
	2011	778	10.43 to 10.43	8,114	0.00 to 0.00	1.65	(27.02) to (27.02)

Equity-Income Trust Series I	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	(6.75) to (6.75)
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity-Income Trust Series I	2013	1,079	$42.71 to $42.71	$46,083	0.00% to 0.00%	1.85%	30.05% to 30.05%
	2012	1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36
	2011	1,424	27.98 to 27.98	39,852	0.00 to 0.00	1.86	(0.81) to (0.81)

Equity-Income Trust Series NAV	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	(6.66) to (6.66)
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013	1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012	1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80
	2011	1,180	27.90 to 27.90	32,919	0.00 to 0.00	2.28	(0.76) to (0.76)

Financial Industries Trust Series I	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	(2.65) to (2.65)
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013	102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012	109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05
	2011	128	14.10 to 14.10	1,805	0.00 to 0.00	1.49	(9.51) to (9.51)

Financial Industries Trust Series NAV	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	(2.58) to (2.58)
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013	181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012	163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06
	2011	173	16.96 to 16.96	2,931	0.00 to 0.00	1.86	(9.39) to (9.39)

Franklin Templeton Founding Allocation Trust Series I	2015	27	13.67 to 13.67	371	0.00 to 0.00	2.75	(5.80) to (5.80)
	2014	28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013	28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012	34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26
	2011	35	9.74 to 9.74	342	0.00 to 0.00	3.02	(1.41) to (1.41)

Franklin Templeton Founding Allocation Trust Series NAV	2015	3,225	13.71 to 13.71	44,210	0.00 to 0.00	3.05	(5.75) to (5.75)
	2014	2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to (1.98)
	2013	1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012	1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32
	2011	856	9.75 to 9.75	8,340	0.00 to 0.00	3.61	(1.45) to (1.45)

Fundamental All Cap Core Trust Series I	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013	51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012	32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52
	2011	39	19.80 to 19.80	765	0.00 to 0.00	0.93	(2.08) to (2.08)

Fundamental All Cap Core Trust Series NAV	2015	583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014	561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013	634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012	565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03
	2011	580	11.74 to 11.74	6,814	0.00 to 0.00	1.08	(2.02) to (2.02)

Fundamental Large Cap Value Trust Series I	2015	1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	(1.11) to (1.11)
	2014	1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013	235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012	48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43
	2011	16	15.56 to 15.56	242	0.00 to 0.00	0.92	1.75 to 1.75

Fundamental Large Cap Value Trust Series NAV	2015	1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	(1.06) to (1.06)
	2014	1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013	837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012	134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71
	2011	34	10.94 to 10.94	367	0.00 to 0.00	1.22	1.90 to 1.90

Fundamental Value Trust Series I	2014	0	26.08 to 26.08	0	0.00 to 0.00	1.89	6.99 to 6.99
	2013	1,410	24.37 to 24.37	34,357	0.00 to 0.00	1.29	33.52 to 33.52
	2012	1,540	18.25 to 18.25	28,110	0.00 to 0.00	0.89	13.38 to 13.38
	2011	1,793	16.10 to 16.10	28,861	0.00 to 0.00	0.80	(3.78) to (3.78)

Fundamental Value Trust Series NAV	2014	0	18.67 to 18.67	0	0.00 to 0.00	1.98	7.01 to 5.55
	2013	745	17.45 to 17.45	13,008	0.00 to 0.00	1.32	33.62 to 33.62
	2012	772	13.06 to 13.06	10,077	0.00 to 0.00	1.02	13.40 to 6.37
	2011	768	11.52 to 11.52	8,846	0.00 to 0.00	0.90	(3.74) to (3.74)

Global Bond Trust Series I	2015	178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	(3.50) to (3.50)
	2014	197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013	220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	(5.42) to (5.42)
	2012	240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03
	2011	253	29.65 to 29.65	7,490	0.00 to 0.00	6.22	9.08 to 9.08

Global Bond Trust Series NAV	2015	777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	(3.51) to (3.51)
	2014	754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to (1.88)
	2013	753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	(5.54) to (5.54)
	2012	706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53
	2011	685	29.72 to 29.72	20,361	0.00 to 0.00	7.13	9.08 to 9.08

Global Trust Series I	2015	364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	(6.42) to (6.42)
	2014	413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	(2.60) to (2.60)
	2013	218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012	238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series I	2011	350	$20.53 to $20.53	$7,177	0.00% to 0.00%	2.03%	(6.00)% to (6.00)%

Global Trust Series NAV	2015	1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	(6.33) to (6.33)
	2014	1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	(2.51) to (6.31)
	2013	290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012	301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78
	2011	302	11.09 to 11.09	3,348	0.00 to 0.00	2.18	(5.96) to (5.96)

Health Sciences Trust Series I	2015	163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013	213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012	220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95
	2011	209	26.28 to 26.28	5,501	0.00 to 0.00	0.00	10.57 to 10.57

Health Sciences Trust Series NAV	2015	635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013	484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012	353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19
	2011	311	20.45 to 20.45	6,354	0.00 to 0.00	0.00	10.66 to 10.66

High Yield Trust Series I	2015	402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	(8.32) to (8.32)
	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013	471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012	493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99
	2011	504	24.76 to 24.76	12,487	0.00 to 0.00	8.29	0.89 to 0.89

High Yield Trust Series NAV	2015	1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	(8.38) to (8.38)
	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to (3.67)
	2013	1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012	993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73
	2011	752	16.33 to 16.33	12,285	0.00 to 0.00	9.04	1.14 to 1.14

International Core Trust Series I	2015	672	20.63 to 20.63	13,869	0.00 to 0.00	2.99	(5.45) to (5.45)
	2014	599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	(6.70) to (6.70)
	2013	627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012	739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05
	2011	837	16.27 to 16.27	13,611	0.00 to 0.00	2.29	(9.58) to (9.58)

International Core Trust Series NAV	2015	1,025	15.21 to 15.21	15,589	0.00 to 0.00	3.40	(5.32) to (5.32)
	2014	669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	(6.76) to (11.03)
	2013	538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012	413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16
	2011	448	11.96 to 11.96	5,352	0.00 to 0.00	2.57	(9.55) to (9.55)

International Equity Index Trust B Series I	2015	1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	(5.91) to (5.91)
	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	(4.61) to (4.61)
	2013	1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012	1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2015	1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	(5.80) to (5.80)
	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	(4.57) to (7.23)
	2013	750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012	636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48
	2011	438	35.28 to 35.28	15,449	0.00 to 0.00	3.78	(13.99) to (13.99)

International Growth Stock Trust Series I	2015	135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	(2.27) to (2.27)
	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013	190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012	201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2015	820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	(2.23) to (2.23)
	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to (2.81)
	2013	594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012	582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2015	391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	(6.89) to (6.89)
	2013	526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012	529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20
	2011	582	10.10 to 10.10	5,878	0.00 to 0.00	1.60	(16.23) to (16.23)

International Small Company Trust Series NAV	2015	1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	(6.85) to (10.48)
	2013	709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012	599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82
	2011	556	10.12 to 10.12	5,621	0.00 to 0.00	1.78	(16.18) to (16.18)

International Value Trust Series I	2015	535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	(7.81) to (7.81)
	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	(12.51) to (12.51)
	2013	648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012	682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38
	2011	799	18.18 to 18.18	14,513	0.00 to 0.00	2.36	(12.85) to (12.85)

International Value Trust Series NAV	2015	1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	(7.72) to (7.72)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Value Trust Series NAV	2014		1,399	$15.44 to $15.44	$21,595	0.00% to 0.00%	3.03%	(12.47)% to (14.40)%
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012		1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36
	2011		961	11.71 to 11.71	11,254	0.00 to 0.00	2.69	(12.80) to (12.80)

Investment Quality Bond Trust Series I	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	(0.82) to (0.82)
	2014		361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	(1.92) to (1.92)
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59
	2011		507	30.43 to 30.43	15,434	0.00 to 0.00	4.04	8.07 to 8.07

Investment Quality Bond Trust Series NAV	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	(0.68) to (0.68)
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	(1.88) to (1.88)
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09
	2011		438	14.33 to 14.33	6,279	0.00 to 0.00	4.60	8.06 to 8.06

Lifestyle Aggressive MVP Series I	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	(5.85) to (5.85)
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61
	2011		745	20.79 to 20.79	15,490	0.00 to 0.00	1.67	(6.51) to (6.51)

Lifestyle Aggressive MVP Series NAV	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	(5.79) to (5.79)
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51
	2011		7,782	12.43 to 12.43	96,769	0.00 to 0.00	2.13	(6.46) to (6.46)

Lifestyle Aggressive Trust PS Series NAV	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	(1.51) to (1.51)
	2014	(f)	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	(2.25) to (2.25)
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87
	2011		2,368	26.86 to 26.86	63,613	0.00 to 0.00	3.26	0.62 to 0.62

Lifestyle Balanced MVP Series NAV	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	(2.20) to (2.20)
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76
	2011		15,495	13.34 to 13.34	206,692	0.00 to 0.00	3.73	0.67 to 0.67

Lifestyle Balanced Trust PS Series NAV	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014	(f)	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52
	2011		214	29.63 to 29.63	6,332	0.00 to 0.00	4.47	4.23 to 4.23

Lifestyle Conservative MVP Series NAV	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72
	2011		1,582	13.84 to 13.84	21,901	0.00 to 0.00	4.66	4.27 to 4.27

Lifestyle Conservative Trust PS Series NAV	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014	(f)	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	(4.53) to (4.53)
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87
	2011		3,507	24.21 to 24.21	84,891	0.00 to 0.00	2.70	(1.60) to (1.60)

Lifestyle Growth MVP Series NAV	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	(4.55) to (4.55)
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98
	2011		23,851	12.96 to 12.96	309,010	0.00 to 0.00	2.98	(1.55) to (1.55)

Lifestyle Growth Trust PS Series NAV	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014	(f)	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	(0.91) to (0.91)
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67
	2011		505	28.05 to 28.05	14,164	0.00 to 0.00	3.39	2.33 to 2.33

Lifestyle Moderate MVP Series NAV	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	(0.86) to (0.86)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate MVP Series NAV	2014	4,639	$17.27 to $17.27	$80,144	0.00% to 0.00%	3.06%	4.99% to 2.38%
	2013	4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012	3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97
	2011	3,199	13.48 to 13.48	43,126	0.00 to 0.00	4.06	2.38 to 2.38

Lifestyle Moderate Trust PS Series NAV	2015	673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014	269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013	3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2015	151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	(6.58) to (6.58)
	2014	128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013	123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012	114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43
	2011	110	46.29 to 46.29	5,098	0.00 to 0.00	0.00	(7.22) to (7.22)

M International Equity (e)	2015	409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	(3.94) to (3.94)
	2014	328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	(7.06) to (10.07)
	2013	298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012	200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03
	2011	176	25.33 to 25.33	4,445	0.00 to 0.00	3.70	(13.56) to (13.56)

M Large Cap Growth (e)	2015	243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014	250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013	235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012	204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49
	2011	151	28.04 to 28.04	4,231	0.00 to 0.00	0.00	(0.80) to (0.80)

M Large Cap Value (e)	2015	423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	(0.66) to (0.66)
	2014	396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013	354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012	299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97
	2011	276	13.81 to 13.81	3,810	0.00 to 0.00	0.38	(4.11) to (4.11)

Mid Cap Index Trust Series I	2015	315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	(2.60) to (2.60)
	2014	343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013	399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012	412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48
	2011	463	24.63 to 24.63	11,392	0.00 to 0.00	0.65	(2.25) to (2.25)

Mid Cap Index Trust Series NAV	2015	1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	(2.54) to (2.54)
	2014	1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013	955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012	784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00
	2011	674	16.13 to 16.13	10,869	0.00 to 0.00	0.76	(2.14) to (2.14)

Mid Cap Stock Trust Series I	2015	578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014	644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013	667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012	725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21
	2011	831	18.75 to 18.75	15,580	0.00 to 0.00	0.00	(9.20) to (9.20)

Mid Cap Stock Trust Series NAV	2015	347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014	317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013	279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012	260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31
	2011	244	40.73 to 40.73	9,933	0.00 to 0.00	0.00	(9.16) to (9.16)

Mid Value Trust Series I	2015	482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	(3.43) to (3.43)
	2014	521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013	553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012	650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53
	2011	712	14.96 to 14.96	10,649	0.00 to 0.00	0.72	(4.93) to (4.93)

Mid Value Trust Series NAV	2015	479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	(3.41) to (3.41)
	2014	491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013	455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012	446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75
	2011	424	22.94 to 22.94	9,735	0.00 to 0.00	0.81	(4.80) to (4.80)

Money Market Trust B Series NAV	2015	6,238	17.37 to 17.37	108,387	0.00 to 0.00	0.00	0.00 to 0.00
	2014	5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013	5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012	6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03
	2011	6,763	17.36 to 17.36	117,420	0.00 to 0.00	0.00	0.08 to 0.08

Money Market Trust Series I	2015	1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014	1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013	1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012	1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01
	2011	2,305	24.66 to 24.66	56,818	0.00 to 0.00	0.00	0.07 to 0.07

Natural Resources Trust Series I	2014	0	38.15 to 38.15	0	0.00 to 0.00	1.57	(7.78) to (7.78)
	2013	162	41.37 to 41.37	6,721	0.00 to 0.00	0.56	2.97 to 2.97
	2012	190	40.18 to 40.18	7,649	0.00 to 0.00	0.77	0.52 to 0.52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Natural Resources Trust Series I	2011	205	$39.97 to $39.97	$8,205	0.00% to 0.00%	0.46%	(20.29)% to (20.29)%

Natural Resources Trust Series NAV	2014	0	16.13 to 16.13	0	0.00 to 0.00	1.75	(7.74) to (16.68)
	2013	1,386	17.49 to 17.49	24,233	0.00 to 0.00	0.66	3.07 to 3.07
	2012	1,246	16.97 to 16.97	21,135	0.00 to 0.00	0.88	7.03 to 0.58
	2011	1,148	16.87 to 16.87	19,368	0.00 to 0.00	0.57	(20.27) to (20.27)

PIMCO All Asset (e)	2015	1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	(9.31) to (9.32)
	2014	1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to (3.88)
	2013	1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	(0.10) to (0.10)
	2012	1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24
	2011	1,033	19.48 to 13.80	15,306	0.00 to 0.00	6.83	1.66 to 1.66

Real Estate Securities Trust Series I	2015	173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014	191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013	198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	(0.10) to (0.10)
	2012	217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26
	2011	248	107.64 to 107.64	26,668	0.00 to 0.00	1.46	9.46 to 9.46

Real Estate Securities Trust Series NAV	2015	332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014	283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013	236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	(0.05) to (0.05)
	2012	193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78
	2011	173	89.90 to 89.90	15,575	0.00 to 0.00	1.58	9.58 to 9.58

Real Return Bond Trust Series I	2015	169	21.03 to 21.03	3,545	0.00 to 0.00	6.37	(2.95) to (2.95)
	2014	156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013	185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	(9.28) to (9.28)
	2012	209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86
	2011	235	20.95 to 20.95	4,931	0.00 to 0.00	3.93	12.02 to 12.02

Real Return Bond Trust Series NAV	2015	1,023	14.50 to 14.50	14,835	0.00 to 0.00	6.71	(2.94) to (2.94)
	2014	779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013	932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	(9.25) to (9.25)
	2012	939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13
	2011	657	14.41 to 14.41	9,469	0.00 to 0.00	4.31	12.14 to 12.14

Science & Technology Trust Series I	2015	547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014	557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013	576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012	624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45
	2011	698	18.94 to 18.94	13,212	0.00 to 0.00	0.00	(7.75) to (7.75)

Science & Technology Trust Series NAV	2015	631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014	486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013	387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012	356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76
	2011	326	14.99 to 14.99	4,890	0.00 to 0.00	0.00	(7.72) to (7.72)

Short Term Government Income Trust Series I	2015	576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014	592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013	775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	(0.86) to (0.86)
	2012	865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21
	2011	908	10.47 to 10.47	9,500	0.00 to 0.00	2.33	2.77 to 2.77

Short Term Government Income Trust Series NAV	2015	1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014	1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013	1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	(0.74) to (0.74)
	2012	1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55
	2011	868	10.48 to 10.48	9,098	0.00 to 0.00	2.76	2.83 to 2.83

Small Cap Growth Trust Series I	2015	103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	(8.85) to (8.85)
	2014	94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013	101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012	102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47
	2011	125	15.31 to 15.31	1,909	0.00 to 0.00	0.00	(6.81) to (6.81)

Small Cap Growth Trust Series NAV	2015	558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	(8.78) to (8.78)
	2014	510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013	481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012	420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70
	2011	434	18.13 to 18.13	7,875	0.00 to 0.00	0.00	(6.80) to (6.80)

Small Cap Index Trust Series I	2015	267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	(4.58) to (4.58)
	2014	291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013	308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012	332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09
	2011	360	19.32 to 19.32	6,958	0.00 to 0.00	1.13	(4.50) to (4.50)

Small Cap Index Trust Series NAV	2015	849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	(4.59) to (4.59)
	2014	793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013	658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012	599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12
	2011	516	15.40 to 15.40	7,946	0.00 to 0.00	1.26	(4.37) to (4.37)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series I	2015		818	$37.42 to $37.42	$30,614	0.00% to 0.00%	0.07%	(5.17)% to (5.17)%
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012		230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84
	2011		263	23.54 to 23.54	6,193	0.00 to 0.00	0.09	(3.16) to (3.16)

Small Cap Opportunities Trust Series NAV	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	(5.12) to (5.12)
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012		329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99
	2011		252	11.57 to 11.57	2,911	0.00 to 0.00	0.10	(3.13) to (3.13)

Small Cap Value Trust Series I	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	(1.36) to (1.36)
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012		133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70
	2011		201	14.88 to 14.88	2,986	0.00 to 0.00	0.87	1.04 to 1.04

Small Cap Value Trust Series NAV	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	(1.31) to (1.31)
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012		290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07
	2011		283	41.79 to 41.79	11,821	0.00 to 0.00	0.89	1.15 to 1.15

Small Company Value Trust Series I	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	(5.60) to (5.60)
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012		512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30
	2011		601	22.37 to 22.37	13,435	0.00 to 0.00	0.55	(0.93) to (0.93)

Small Company Value Trust Series NAV	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	(5.51) to (5.51)
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012		627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42
	2011		570	14.86 to 14.86	8,473	0.00 to 0.00	0.65	(0.94) to (0.94)

Strategic Income Opportunities Trust Series I	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012		416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86
	2011		563	20.98 to 20.98	11,816	0.00 to 0.00	10.79	2.03 to 2.03

Strategic Income Opportunities Trust Series NAV	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012		961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30
	2011		775	15.54 to 15.54	12,042	0.00 to 0.00	11.65	2.08 to 2.08

Total Bond Market Trust B Series NAV	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	(2.44) to (2.44)
	2012		684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03
	2011		628	21.94 to 21.94	13,780	0.00 to 0.00	4.60	7.60 to 7.60

Total Return Trust Series I	2015	(g)	0	30.63 to 30.63	0	0.00 to 0.00	38.47	2.04 to 2.04
	2014		648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013		764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	(2.03) to (2.03)
	2012		931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49
	2011		1,105	26.97 to 26.97	29,807	0.00 to 0.00	4.45	3.91 to 3.91

Total Return Trust Series NAV	2015	(g)	0	18.34 to 18.34	0	0.00 to 0.00	36.96	1.71 to 1.71
	2014		2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013		2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	(1.98) to (1.98)
	2012		2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25
	2011		2,141	16.18 to 16.18	34,643	0.00 to 0.00	4.54	3.97 to 3.97

Total Stock Market Index Trust Series I	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	(0.64) to (0.64)
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012		294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50
	2011		413	13.94 to 13.94	5,751	0.00 to 0.00	1.23	0.28 to 0.28

Total Stock Market Index Trust Series NAV	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	(0.53) to (0.53)
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012		149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92
	2011		124	46.38 to 46.38	5,769	0.00 to 0.00	1.40	0.33 to 0.33

U.S. Equity Trust Series I	2015		1,100	14.71 to 14.71	16,179	0.00 to 0.00	1.88	0.53 to 0.53
	2014		1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013		1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012		1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
U.S. Equity Trust Series NAV	2015	598	$14.73 to $14.73	$8,811	0.00% to 0.00%	2.19%	0.52% to 0.52%
	2014	500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013	444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012	391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2015	84	10.05 to 10.05	848	0.00 to 0.00	1.36	(0.04) to (0.04)
	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	(0.02) to (0.02)
	2013	66	10.05 to 10.05	668	0.00 to 0.00	1.43	(0.07) to (0.07)
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54
	2011	20	10.00 to 10.00	205	0.00 to 0.00	3.11	0.12 to 0.12

Ultra Short Term Bond Trust Series NAV	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to (0.14)
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	(0.02) to (0.02)
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17
	2011	125	10.00 to 10.00	1,250	0.00 to 0.00	3.72	0.09 to 0.09

Utilities Trust Series I	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	(14.76) to (14.76)
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66
	2011	177	24.19 to 24.19	4,293	0.00 to 0.00	3.45	6.65 to 6.65

Utilities Trust Series NAV	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	(14.79) to (14.79)
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75
	2011	428	19.33 to 19.33	8,266	0.00 to 0.00	3.81	6.80 to 6.80

Value Trust Series I	2015	262	53.04 to 53.04	13,872	0.00 to 0.00	0.52	(8.89) to (8.89)
	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42
	2011	414	33.34 to 33.34	13,803	0.00 to 0.00	1.08	0.98 to 0.98

Value Trust Series NAV	2015	535	24.75 to 24.75	13,232	0.00 to 0.00	0.61	(8.86) to (8.86)
	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68
	2011	295	15.53 to 15.53	4,587	0.00 to 0.00	1.15	1.03 to 1.03

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Sub-account available in prior year but no activity.

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 8, file number 333-179570, filed with the Commission in April, 2016.
(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284 filed with the Commission on December 16, 2005 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(2) Form of Specimen Supplementary Benefit Disability Benefit Rider Payment of Specified Premium in Event of Life Insured's Total Disability as Defined and Limited Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(3) Form of Specimen Supplementary Benefit Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(4) Form of Specimen Supplementary Benefit Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(5) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(6) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(7) Form of Specimen Supplementary Benefit Overloan Protection Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(8) Form of Specimen Supplementary Benefit Change of Life Insured Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(9) Form of Specimen Accelerated Benefit Rider, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(e) Specimen Application for the Accumulation VUL Insurance Policy, incorporated by reference to post-effective amendment number 8, file number 333-85284, filed with the Commission on December 16, 2005.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.

(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Executive Vice Presidents
Andrew G. Arnott*
Michael Doughty**
Steven Finch*	and Chief Financial Officer
Peter Gordon*
Timothy W. Ramza*
Halina K. von dem Hagen***	and Treasurer
Senior Vice Presidents
John C.S. Anderson**
Kevin J. Cloherty*
Barry Evans††††
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
William McPadden**
James O’Brien†††

Name and Principal Business Address	Position with Depositor
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**
Leo Zerilli*
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William Ball**
William D. Bertrand**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
Rick A. Carlson*
Bob Carroll**
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Melvyn D’Souza	Vice President, Treasury
Paul Gallagher*
Ann Gencarella**
Gerald C. Hanrahan, Jr.**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
E. David Pemstein
David Plumb*
Tracey Polsgrove*
Jill Rebman***

Name and Principal Business Address	Position with Depositor
George Revoir*
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Brent Wilkinson†††
R. Blake Witherington
Henry Wong**
Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Anjali Chitre
Eileen Cloherty	and Chief Accountant
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Teresa S. Hayes
Charles Whitney Hill
Tina Joseph
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay

Name and Principal Business Address	Position with Depositor
John P. Monahan
Geoffrey Norris
John O’Connor
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
William T. Shields
Debbie Stickland
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Shauna Yen
Sameh Youssef
Paolo Zadra
Aleksander Zivanovic
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2015

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Guide Financial, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
Brian Collins*	Vice President, US Taxation
John Bryson*	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel
Halina K. von dem Hagen***	Executive Vice President and Treasurer
Melvyn D’Souza***	Vice President, Treasury
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 26th day of April, 2016.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2016.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer
* Craig Bromley	Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* Michael Doughty	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* John G. Vrysen	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Streeet, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.33% and 1.52%, respectively.
Table of Investment Options and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
3

Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and
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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
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We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit
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under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.